SEMI-ANNUAL
REPORT
June 30, 2001

                                                                [PHOTO]
                                                        ------------------------
                                                                [PHOTO]
                                                        ------------------------
                                                                [PHOTO]


                                SALOMON BROTHERS
                                ----------------
                                ASSET MANAGEMENT

                                                         - ASIA GROWTH FUND

                                                         - INTERNATIONAL EQUITY
                                                           FUND

                                                         - SMALL CAP GROWTH FUND

 SALOMON BROTHERS                                        - CAPITAL FUND

                                                         - LARGE CAP GROWTH FUND

                                                         - INVESTORS VALUE FUND

                                                         - BALANCED FUND

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

     BRIDGING WALL STREET OPPORTUNITIES
-------------------------------------------------------------------------------
     TO YOUR FINANCIAL FUTURE

RICH TRADITION
-----------------------------

Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
--------------------------------

We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
-----------------------------------

Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
---------------------------

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
---------------------------------------

We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents


A MESSAGE FROM THE CHAIRMAN...............................................   2

SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND........................................................   4

  INTERNATIONAL EQUITY FUND...............................................   8

  SMALL CAP GROWTH FUND...................................................  10

  CAPITAL FUND............................................................  13

  LARGE CAP GROWTH FUND...................................................  17

  INVESTORS VALUE FUND....................................................  20

  BALANCED FUND...........................................................  24

SCHEDULES OF INVESTMENTS..................................................  27

STATEMENTS OF ASSETS AND LIABILITIES......................................  50

STATEMENTS OF OPERATIONS..................................................  52

STATEMENTS OF CHANGES IN NET ASSETS.......................................  54

NOTES TO FINANCIAL STATEMENTS.............................................  58

FINANCIAL HIGHLIGHTS......................................................  70

DIRECTORS AND OFFICERS OF SALOMON BROTHERS INVESTMENT SERIES.............. IBC

[PHOTO]

Heath B. McLendon
Chairman and President

Salomon Brothers Investment Series
A Message From the Chairman

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund, ("Fund(s)") for the period ended June 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategies. We hope you find this report to be useful and informative.

Below is a chart showing each Fund's Class A share return for the six months ended June 30, 2001, without sales charges.

THE PERFORMANCE OF THE FUNDS
Class A Shares Total Return for the Six Months Ended June 30, 2001:

                                                 WITHOUT
                                             SALES CHARGES/1/
                                             ---------------
                   Asia Growth Fund               (4.83)%
                   International Equity Fund     (10.00)
                   Small Cap Growth Fund          (2.11)
                   Capital Fund                    4.97
                   Large Cap Growth Fund          (9.39)
                   Investors Value Fund           (0.78)
                   Balanced Fund                   1.56

EQUITY MARKET COMMENTARY
The start of 2001 was difficult for the U.S. stock market, which experienced its worst first-quarter performance in 40 years. In the midst of continued deterioration in corporate earnings and other signs of a slowing U.S. economy, the Standard & Poor's 500 Index ("S&P 500")/2/ fell 6.69%. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates, cutting the federal funds rate ("fed funds rate")/3/ six times during the first half of the year, for a total decrease of 2.75%.

--------
1 The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charges for each Fund's Class A shares. Total return figures would have been lower if sales charges had been deducted. The data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. Other share classes are available. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your Financial Advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.
2 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

In response to the Fed's rate cuts, bonds across the yield curve/4/ experienced a rally that extended through June 2001. Typically, as interest rates fall, the prices of existing bonds increase. Total returns for bonds across the board were positive, with the exception of the high-yield sector, which suffered from an increase in default rates.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings pre-announcements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence had eroded.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occurs after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing stock markets: Time and patience may be required to absorb or shut down excess capacity, and to work down or write off excess inventory.

On behalf of everyone at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

July 12, 2001


--------
4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities or the same maturities but different quality.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Asia Growth Fund ("Fund") seeks long-term capital appreciation. The Fund invests primarily in equity and equity-related securities of "Asian companies." The Fund considers Asian companies to include companies that are organized under the laws of any country in the Asian region other than Japan, Australia and New Zealand. We first consider macroeconomic factors in an effort to identify an optimal allocation of assets among sectors and countries. We then employ a combination of quantitative and traditional fundamental analysis to identify individual companies within these industries, which exhibit strong returns on equity, positive cash flows and favorable price-earnings ratios.


 THE FUND MANAGERS


 The Fund is managed by an investment team based out of the Hong Kong office of Salomon Brothers Asset Management Asia Pacific, Ltd.

SALOMON BROTHERS
Asia Growth Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges, returned negative 4.83% for the period. In comparison, the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI Asia Ex-Japan Index")/1/ generated negative 7.07% for the same period. Relative to the MSCI Asia Ex-Japan Index, the Fund outperformed the benchmark by 224 basis points/2/. Please note, past performance is not indicative of future results.

MARKET REVIEW
Equity markets in the Asia-Pacific region remained volatile during the first half of 2001, reflecting the global economic slowdown. In addition to a weaker external environment, domestic demand in many Asian countries declined as well. Despite the U.S. Federal Reserve Board's ("Fed") aggressive rate cuts, Asian equity markets generated mixed returns as consensus expectations for economic growth were revised downward across the region.

Following a weak finish to 2000, many Asian markets -- most notably Korea and Taiwan -- performed well in January 2001, responding to a liquidity-driven rally resulting from the Fed's two 50 basis point rate cuts in that month. The MSCI Asia Ex-Japan Index was up 12.9% in January alone.

The rest of the period, however, generated mostly negative returns. Investor confidence was negatively impacted by concerns regarding the precarious outlook of the U.S. economy, as well as several high-profile earnings disappointments in the U.S. technology sector and further uncertainty over the outlook for corporate earnings across Asia. Many Asian corporations continued to issue profit warnings on the back of weaker external demand, especially in technology and other export-related sectors.

Several positive developments in the region helped to offset some of these negative events, including a few sizable mergers and acquisitions in the banking sectors of Singapore and Korea. Additionally, China continued to buck the region's negative trend, with relatively strong domestic equity market returns supported by robust domestic demand.

PORTFOLIO HIGHLIGHTS
Our stock selection process combines traditional fundamental analysis and broad-based quantitative techniques within a risk management framework. We begin with a systematic screening process that seeks to identify undervalued companies on a pan-regional basis. Companies are screened by market capitalization, quality of management, and earnings and dividend histories over a full business cycle, as well as by our analysis of their respective competitive positions within their industries. Our rigorous fundamental research includes input from annual meetings with the management of more than 100 companies. Each investment candidate is tested by its price-to-earnings ratio

--------
1 The MSCI Asia Ex-Japan Index is a broad-based unmanaged index of Asian stocks, not including Japan-based companies. Please note that an investor cannot invest directly in an index.
2  A basis point is 0.01% or one one-hundredth of a percent.

("P/E") yield and price-to-cash flow ratio./3/ Our quantitative analysis identifies overbought/oversold signals, and scores each company according to its earnings/price momentum. The Fund is constantly monitored with a strict quantitative overlay.

The Fund's outperformance during the first half of 2001 resulted from its asset allocation as well as its stock selection. Throughout the period, we kept the Fund overweighted in Korea and China, relative to the MSCI Asia Ex-Japan Index. Based on our proprietary research, Korea appears to be among the cheapest markets in the region. Despite its heavy exposure to the technology sector, Korea performed well during the period, due largely to continuous efforts to restructure and de-leverage corporations, as well as stronger domestic demand, especially in the retail sector.

China also performed well during the period, exhibiting the strongest growth among Asian countries. The country's outperformance, which contributed to the Fund's performance during the period, resulted from domestic developments. Growth in China's domestic consumption remained strong, accounting for more than 50% of its Gross Domestic Product ("GDP")/4/ during the period.

Our decision to position the Fund to be significantly underweighted in Malaysia also added to performance. Thailand, Indonesia and the Philippines represent less than 5% of the MSCI Asia Ex-Japan Index. We did not maintain weightings in these countries throughout the period as political uncertainties remained problematic and the risk/reward profile was still too high, in our opinion.

Stock selection also contributed to the Fund's performance. For example, we sold Li & Fung Ltd., a position that we have held since 1999, locking in a more than 160% profit. Since Li & Fung derives most of its revenues from U.S.-based clients, we believed the economic slowdown in the U.S. would negatively impact the company.

Throughout the period, the Fund's overweighted position in the banking sector benefited from aggressive interest rate cuts and a few successful mergers and acquisitions. The Fund's positions in this sector include Shinhan Bank in Korea, HKCB Holdings in Hong Kong, Overseas Union Bank in Singapore and State Bank of India GDRs. Each of these investments significantly outperformed in its respective market.

Two specific stocks in China that the Fund owns are worth highlighting:
Travelsky Technology Ltd. (TST) and Nanjing Panda (NP). TST is an information technology provider for China's air travel and tourism market. It reportedly processes 97% of China's domestic passenger traffic and 70% of foreign airline traffic to and from China. All airlines and travel agents in China are reportedly required to use its information technology services. In our opinion, TST maintains a virtual monopoly with high barriers to entry.

--------
3 The P/E ratio is the price of a stock divided by its earnings per share. The yield is the return on investor's capital investment. The price-to-cash flow ratio is the price of a stock divided by cash flow per share.
4 GDP is the market value of the goods and services produced by labor and property in a given country. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

We believe that its revenue is closely tied to the high growth traffic volume within China's aviation industry.

NP is an electronics and telecommunications equipment maker. We believe that NP's strong growth will continue to be fueled by its two joint ventures with Ericsson. It was recently reported that NP was awarded a $200 million CDMA (Code Division Multiple Access, a telecommunications technology) contract for network equipment from Unicom.

MARKET OUTLOOK
We believe the Fed's 25 basis point rate cut in the last week of June 2001 represented a notable departure from its five preceding 50 basis point cuts and could possibly signal the tail end of the easing cycle. Given this, we will look to trim back the Fund's overweighted position in regional banks, with the exception of potential merger and acquisition candidates.

We expect equity markets in Asia to remain volatile in the short term, driven primarily by uncertainty in the U.S., European and Japanese markets. In our opinion, this is likely to remain the case until signs of improvement in corporate earnings and in the economic environment materialize. From a global perspective, we believe Asia Pacific markets generally appear attractive as valuations have significantly fallen and better medium-term growth prospects exist in the region than in many others. In our view, the prospect of a recovery in U.S. economic growth, combined with the lagging impact of easier monetary policy, should underpin a recovery in growth across the Asian region in 2002.

Given our expectation of a recovery in the U.S. economy in 2002, we expect to overweight the Fund in North Asian markets including Hong Kong, China, Korea and to a lesser extent, Taiwan. We remain neutral in Singapore and India, and may be underweighted in all Southeast Asian markets.

 Portfolio Highlights#
 Composition of portfolio as of
 June 30, 2001

                       [CHART]

                       Common Stock                  98%
                       Equity-Linked Securities       2%



 Breakdown By Country#

 Hong Kong    23.4%
--------------------
 South Korea  20.1%
--------------------
 Taiwan       19.3%
--------------------
 China        16.6%
--------------------
 Singapore     9.7%
--------------------
 India         9.0%
--------------------
 Malaysia      1.9%
--------------------

Portfolio holdings may vary.
 ASIA GROWTH FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

       Class A Shares           Without Sales Charges With Sales Charges*
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (3.22)%              (4.33)%
       5 year                          (2.83)%              (3.96)%
       3 year                          12.35%               10.14%
       1 year                         (30.61)%             (34.60)%
       -------------------------------------------------------------------

       Class B Shares
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (3.91)%              (4.09)%
       5 year                          (3.51)%              (3.89)%
       3 year                          11.56%               10.75%
       1 year                         (31.01)%             (34.46)%
       -------------------------------------------------------------------

       Class 2 Shares
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (3.88)%              (4.07)%
       5 year                          (3.49)%              (3.69)%
       3 year                          11.56%               11.16%
       1 year                         (30.95)%             (32.30)%
       -------------------------------------------------------------------

       Class O Shares
       -------------------------------------------------------------------
       Since Inception (5/6/96)        (2.94)%              (2.94)%
       5 year                          (2.53)%              (2.53)%
       3 year                          12.73%               12.73%
       1 year                         (30.20)%             (30.20)%
       -------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The International Equity Fund ("Fund") seeks long-term capital growth by investing in equity securities of non-U.S. issuers outside the U.S. We follow a disciplined investment process that emphasizes individual security selection. The Fund's investment focus is on companies that participate in growth industries and that are deemed to be able to deliver sustainable, above-average growth in earnings per share over a two- to three-year time horizon. Final security selection is a function of detailed industry and company-specific analysis and ongoing interviews with a particular company's senior management.

Under normal market conditions, although the Fund invests primarily in securities of issuers organized in at least three countries other than the U.S., the Fund may invest up to 15% of its assets in the securities of issuers located in the U.S. Our primary focus is on sustainable growth/1/ companies that show strong earnings growth visibility. However, we tend to seek out those companies that are not selling at what we feel is an excessive premium to the market.

 THE FUND MANAGERS


 Henry B.W. de Vismes, Managing Director and Senior Portfolio Manager of the Fund, is responsible for the day-to-day Fund management. Mr. de Vismes has 31 years of experience managing global assets for individuals and institutions. William Cory Bunting, CFA, Senior Portfolio Manager assists in the day-to-day management of the Fund and is generally responsible for the management of global and international equity portfolios.

SALOMON BROTHERS
International Equity Fund

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
Class A shares of the Fund, without sales charges, returned negative 10.00% for the period, outperforming the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index"),/2/ which returned negative 14.87% during the same period. Please note, past performance is not indicative of future results.

During the period, share prices of international information technology, software and telecommunications companies seesawed wildly as earnings reports met, exceeded or disappointed the investment community during the period. This volatility presented us with an opportunity to buy what we deemed to be fundamentally sound companies with strong management teams and "best in class" products and services. We were willing to suffer some short-term underperformance in order to purchase these companies at what we deemed to be attractive prices. Elsewhere in the Fund, we eliminated companies that had deteriorating earnings outlooks.

MARKET OUTLOOK
Outside of the U.S., we believe that international markets are establishing a trading range until such time as investors believe that the worst is over. Historically, equity markets bottom six months before earnings trough. As we believe that earnings will bottom in the third quarter of the year, the lowest point should, therefore, have been recorded in March.

In the past, a slowdown in economic growth has led to market participants favoring sustainable earnings growth companies and have been willing to pay a premium multiple for this consistency. Given that our portfolio is invested in such types of growth companies which are selling on price earnings ratio discounts to their respective markets, we believe our portfolio is well positioned to take advantage of that switch in market sentiment from value to growth and from a valuation discount to a premium.


--------
1 Growth stocks are share of companies believed to exhibit the potential for faster-than-everage growth within their industries.
2 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

 [CHART]

 Common Stock                94%
 Short-Term Investments       6%

 Breakdown By Country#

                              United Kingdom 29.9%
                              ---------------------
                              Japan          18.4%
                              ---------------------
                              Ireland         8.2%
                              ---------------------
                              Netherlands     8.1%
                              ---------------------
                              Canada          6.9%
                              ---------------------
                              Italy           6.4%
                              ---------------------
                              Israel          4.9%
                              ---------------------
                              Spain           4.4%
                              ---------------------
                              France          2.4%
                              ---------------------
                              Hong Kong       2.4%
                              ---------------------
                              Finland         2.0%
                              ---------------------

Portfolio holdings may vary.

 INTERNATIONAL EQUITY FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (8.32)%             (11.49)%
      1 year                           (23.81)%             (28.18)%
      ---------------------------------------------------------------------

      Class B Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.02)%             (11.20)%
      1 year                           (24.38)%             (28.16)%
      ---------------------------------------------------------------------

      Class 2 Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.08)%              (9.62)%
      1 year                           (24.40)%             (25.88)%
      ---------------------------------------------------------------------

      Class O Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (8.13)%              (8.13)%
      1 year                           (23.61)%             (23.61)%
      ---------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Small Cap Growth Fund ("Fund") seeks long-term growth of capital. The Fund invests primarily in equity securities of companies with market capitalizations that, at the time of purchase, are similar to those of the companies included in the Russell 2000 Growth Index./1/ The Russell 2000 Growth Index includes companies with market capitalizations below the top 1,000 of stocks of the equity market.

We employ bottom-up/2/ fundamental research to identify high quality, small capitalization growth/3/ companies that, in our view, are poised to deliver sustainable revenue and earnings growth. The Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth Index. We focus on companies with strong or significantly improving financials: rising revenues, margins and/or returns on equity, strong balance sheets and the ability to internally fund their growth plans through operating cash flow. As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy stocks selling at P/E ratios/4/ that are at or below their earnings growth rates. We will sell on any material deterioration in fundamentals, or in cases where stock appreciation causes an extreme overvaluation.
 THE FUND MANAGERS


 The Fund is managed by an experienced team of managers led by Matthew P.
 Ziehl.

SALOMON BROTHERS
Small Cap Growth Fund

PERFORMANCE UPDATE
During the period, the Fund's Class A shares, without sales charges, returned negative 2.11%, underperforming the benchmark Russell 2000 Growth Index return of 0.16% but exceeding the Lipper Inc. ("Lipper") Small Cap Growth Fund Average,/5/ which was negative 4.56% for the same period. Please note, past performance is not indicative of future results.

MARKET OVERVIEW
During the period, small-capitalization stocks (as measured by the Russell 2000 Index/6/) returned 6.94%, significantly outpacing large-capitalization stocks (as measured by the Standard & Poor's 500 Index ("S&P 500")/7/, which returned negative 6.69%. The roller-coaster small-capitalization stock market was characterized by a sharp recovery in April after a very weak first quarter.

Though small-capitalization growth stocks recovered in the second quarter, the weakening U.S. economy severely impacted sales and earnings for many growth companies, especially in the technology sector. However, as the U.S. Federal Reserve Board ("Fed") repeatedly cut the federal funds target rate in an effort to revive the slowing economy, investors began to look past current economic and earnings weakness in cautious anticipation of improving fundamentals sometime in late 2001 or early 2002. Within the benchmark Russell 2000 Growth Index, the consumer cyclicals, staples and financial sectors posted the strongest returns during the period, while technology and energy stocks lagged. Energy stocks had been strong performers during the first several months of 2001, but experienced a reversal in June as sharply rising natural gas and oil inventories began to reverse a supply shortage that had driven up energy prices (and energy stock prices) in early 2001.

PORTFOLIO HIGHLIGHTS
During the period the Fund benefited from underweightings in the technology and healthcare sectors relative to the Russell 2000 Growth Index, but experienced negative stock selection (specific Fund holdings underperformed the benchmark) in the technology, healthcare and consumer cyclical sectors. Selection was positive in energy and basic industry.

Although we increased the Fund's holdings within the technology and healthcare sectors during the second quarter, the Fund remained significantly underweight in those sectors relative to the Russell 2000 Growth Index. We

--------
1 The Russell 2000 Growth Index is a capitalization weighted index composed of the Russell 2000 Index with higher price-to-book ratios and higher than forecasted growth values relative to the Russell 2000 as a whole. Please note that an investor cannot invest directly in an index.
2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
3 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
4 The P/E ratio is the price of a stock divided by its earnings per share. The yield is the return on investor's capital investment. the price-to-cash flow ratio is the price of a stock divided by cash flow per share.
5 Lipper small cap growth fund average return is calculated among 330 funds in the small cap growth fund category, as defined by Lipper Inc., and is based on the past 6 months through 6/30/01. Returns include the reinvestment of dividends and capital gains and exclude sales charges. Past performance is not indicative of future results.
6 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
7 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

have generally avoided buying biotechnology and genomics companies in recent quarters because we felt most were overvalued. However, we did add to biotechnology in March and April after valuations improved. We also took profits in several energy holdings later in the quarter, reducing this sector from an overweight to an underweight position, as we saw a sharply rising trend in product inventory levels (especially true for natural gas inventories) that sent a bearish signal for energy stock prices.

MARKET OUTLOOK
We are still awaiting improved revenue and earnings visibility before making a large additional commitment to individual technology stocks. Nonetheless, we have been gradually adding to positions in the semiconductor capital equipment and software sectors when we believe a company either presents a compelling valuation or has relatively good sales and earnings visibility.

At a more general level, we do not expect significant improvement in the U.S. economy until 2002 but remain confident that the Fund is well positioned to generate strong relative performance relative to other small cap growth funds in a soft economy. We continue to emphasize broad diversification and fundamentally high-quality companies, which has helped to dampen the Fund's volatility as well as contribute to long-term outperformance relative to the Russell 2000 Growth Index and our small cap growth fund peers. We are pleased to note that Morningstar rated the Fund 5 stars for the Small Cap Growth Fund category as of June 30, 2001./7/



--------
7 Morningstar, Inc. proprietary ratings reflect historical risk-adjusted performance through June 30, 2001. Ratings are load-adjusted, updated monthly and subject to change. Morningstar, Inc. ratings are calculated from the Fund's 3-, 5-, and 10-year average annual returns (if applicable) in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects Fund performance below 90-day T-bill returns. Class A, B & 0 received 5, 5 and 5 stars for the 3 years, respectively; other share classes may vary. The Fund was rated among 340 Small Growth funds over 3 years. The highest Morningstar rating is 5 stars; the lowest is 1 star. The top 10% of the funds in a category receive 5 stars, the next 22.5% receive 4 stars, the next 25% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Different classes within a Fund share a common portfolio of securities.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2001

[CHART]
Common Stock            89%
Short-Term Investment   5%
Convertible Securities  1%
Russell 2000 Futures**  5%

 Top Holdings

 OM Group, Inc.

-------------------------------
 Province Healthcare Co.

-------------------------------
 Dobson Communications Corp.,
 Class A Shares

-------------------------------
 Commerce Bancorp, Inc.

-------------------------------
 Medarex, Inc.

-------------------------------
 PolyOne Corp.

-------------------------------
 SEACOR SMIT Inc.

-------------------------------
 Insight Enterprises, Inc.

-------------------------------
 Ligand Pharmaceuticals Inc.,
 Class B Shares

-------------------------------
 Wendy's International, Inc.

-------------------------------
Portfolio holdings may vary.

 SMALL CAP GROWTH FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)



       Class A Shares           Without Sales Charges With Sales Charges*

       -------------------------------------------------------------------
       Since Inception (7/1/98)        26.83%               24.35%
       1 year                          (7.32)%             (12.66)%

       -------------------------------------------------------------------

       Class B Shares

       -------------------------------------------------------------------
       Since Inception (7/1/98)        25.82%               25.19%
       1 year                          (8.08)%             (11.84)%

       -------------------------------------------------------------------

       Class 2 Shares

       -------------------------------------------------------------------
       Since Inception (7/1/98)        25.88%               25.46%
       1 year                          (8.08)%              (9.73)%

       -------------------------------------------------------------------

       Class O Shares

       -------------------------------------------------------------------
       Since Inception (7/1/98)        27.11%               27.11%
       1 year                          (7.14)%              (7.14)%

       -------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Capital Fund ("Fund") seeks capital appreciation through investments primarily in securities which we believe have above-average capital appreciation potential. The Fund seeks to achieve its investment objective through investments primarily in equity securities of U.S. companies. These companies may range in size from established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies (i.e., less than $1 billion in market capitalization) at the beginning of their life cycles. Please note that such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues.

SALOMON BROTHERS
Capital Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges, returned 4.97% for the period ended June 30, 2001. In comparison, the Russell 3000 Index/1/ and the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 6.11% and negative 6.69%, respectively, for the same period. Past performance is not indicative of future results.

INVESTMENT STRATEGY
The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks./3/ In fact, one of our primary goals is to find out of favor value stocks that we think may blossom into growth stocks. These can sometimes include some of our best performers because we buy them when they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./4/

Another aspect of our core investment style is a "bottom-up"/5/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the financial numbers to determine their quality (for instance, are receivables growing much faster than sales?, a sign that current sales may

--------
1 The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
2 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry. Value investing consists of identifying securities of companies that are believed to be undervalued in the market.
4 Of course, investors can also lose money in the sub-account if our judgement about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.
5 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.


 THE FUND MANAGERS



 [PHOTO]    Ross S. Margolies,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 20 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.



 [PHOTO OF RoRboebretrtM.M. Donahue, Jr.,
 Donahue, Jr.M]anaging Director and Co-Portfolio Manager at Salomon Brothers
            Asset Management Inc,
 has 8 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.

overstate the long-term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our best ideas generally get very high weightings, as much as 5% of the portfolio on occasion. This strategy, known as high position concentration, can generate above-market return potential if executed properly. (Of course, past performance is not indicative of future results.)

At the same time, we always factor in excess risk. A good idea that has a very high-risk profile tends to get lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we can take individual risks on behalf of our shareholders without creating an overly risky portfolio.
MARKET OVERVIEW
The stock market showed evidence of a split personality during the first half of 2001. January and April had strong rallies -- driven by aggressive interest-rate cutting by the U.S. Federal Reserve Board ("Fed") -- which tried to recapture the go-go spirit of 1999 and early 2000. These bursts of enthusiasm were short-lived, however, and the market finished the half substantially lower than where it started. The S&P 500 fell 6.69%, and the Nasdaq Composite Index/6/ lost 12.53%. Despite the Fed's efforts, a weakening U.S. economy continued to hurt corporate profits, particularly for technology and other growth-oriented companies. The stock market continued to exhibit a value bias, in place since March 2000, as evidenced by strong performances from basic industrial and consumer cyclical stocks. But more importantly, market psychology continued to place more importance on company fundamentals than exciting sector themes or momentum-chasing portfolio strategies. Aside from brief trading rebounds in January and April, investors continued to shun dot-coms and other highly speculative issues whose prices could not be justified via traditional fundamental analysis. The "lost art" of fundamental investing seems to have been rediscovered in 2000, and conti nues to be practiced thus far in 2001.

PORTFOLIO HIGHLIGHTS
The Fund's strong outperformance, relative to the benchmark Russell 3000 Index, was driven primarily by stock selection across most sectors, especially technology, healthcare, consumer staples and basic industry. Similar to most of last year, 2001 has been a stockpicker's market; in which choosing the right company based on its fundamentals has made money even in the weak market sectors such as technology and consumer staples. Tech stocks Advanced Micro Devices and Nvidia were meaningful contributors (both were no longer held as of June 30, 2001), as were Hormel Foods Corp. (2.4% of net assets at June 30) and Pathmark Stores, Inc. (0.9%) in the consumer staples group. As usual, key individual stock contributors to performance came from a variety of industries, the result of our diversified approach of searching for good ideas in varied industries. Other examples were retailers Federated Department Stores, Inc. and
--------
6 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

Staples, Inc. (2.1% and 1.9%, respectively at June 30), basic industrials PolyOne Corp. and AK Steel Holding Corp. (1.5% and 1.3%, respectively), and Medarex, Inc. (a biopharmaceutical company, 0.9% of assets).

MARKET OUTLOOK
Going forward, we are not expecting significant improvement in the U.S. economy until 2002. We continue to believe the market will remain in a broad trading range until enough time passes to absorb the excesses that the Internet bubble caused for our economy. While both fiscal and monetary policy are currently simulative, corporate earnings are deteriorating and costs are being cut (remember that each company's cost savings cuts into its suppliers' revenues). The negative company fundamentals are being offset by the positive developing macroeconomic environment leading the market to make little progress in either direction.

At this time we are still underweighted in technology due to weak current fundamentals, but have begun to add selectively to positions on price dips to begin accumulating core positions. As an alternative to technology stocks, we continue to overweight telecommunications services (and have recently added to positions). This sector led the technology spending boom of the past few years, and should be the fastest growing buyer of technology despite recent turmoil in the group. Therefore, we believe that technology companies will not experience sustainable improvement in their fundamentals -- or stock prices -- until their key telecom customers do. In addition, we expect telecom service companies to capture the benefit of lower-cost technology purchases. Within the telecom service area we are hoping to increase our weightings in distressed debt securities. These bonds, generally trading at a fraction of their issue price with yields well north of 20% per year, offer an attractive risk/return profile. We also believe that recent efforts of issuers to repurchase these bonds and take advantage of their low prices is the beginning of a sustainable trend and will produce significant appreciation in the remaining bonds. We have also started to add back to the energy stocks that we sold earlier in the year. The long-term fundamentals for many of the companies in this sector remain positive despite a negative near term outlook.

Our overall portfolio strategy remains unchanged even though our sector weightings shift each year. While we will hold concentrated positions (such as Safeway, AT&T and Washington Mutual, which are 3.8%, 3.2% and 3.3% of assets, respectively), they tend to be in a variety of industries. We continue to emphasize "idea diversification", which has helped to dampen performance volatility as well as contribute to long-term outperformance versus benchmark and peers. Whether our style is in favor, such as during the last 5 quarters, or out of favor such as in 1999, you should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. Our approach is to invest in those companies that have these characteristics, and believe that when we are successful at finding these companies the Fund can generate attractive long-term performance regardless of the investment flavor of the moment. Furthermore, our success in a variety of market environments that alternatively have favored large or small, growth or value "styles" validates our broad-market approach. We do not constrain ourselves into a particular style "box", as is the fashion among the mutual fund community these days. By covering all the bases, we have not suffered greatly when a particular style moves in or out of favor. Instead, our bottom-up fundamental approach allows us to find profitable opportunities wherever they may be -- large or small, growth or value.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

----------------------------
 [CHART]

 Common Stock             86%
 Convertible Securities    2%
 Short-Term Investments   11%
 Corporate Bonds           1%

 Top Stock Holdings

 Safeway Inc.
------------------------------------
 HCA Inc.
------------------------------------
 Washington Mutual, Inc.
------------------------------------
 AT&T Corp.
------------------------------------
 Costco Wholesale Corp.
------------------------------------
 Novartis AG ADR
------------------------------------
 Hormel Foods Corp.
------------------------------------
 Verizon Communications Inc.
------------------------------------
 FleetBoston Financial Corp.
------------------------------------
 Federated Department Stores, Inc.
------------------------------------
Portfolio holdings may vary.
 CAPITAL FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (11/1/96)        22.64%               21.10%
      3 year                           18.16%               15.85%
      1 year                            6.41%                0.30%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (11/1/96)        21.73%               21.52%
      3 year                           17.21%               16.48%
      1 year                            5.56%                0.89%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (11/1/96)        21.72%               21.46%
      3 year                           17.18%               16.80%
      1 year                            5.60%                3.60%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      10 year                          18.80%               18.80%
      5 year                           23.00%               23.00%
      3 year                           18.42%               18.42%
      1 year                            6.73%                6.73%
      --------------------------------------------------------------------

      Class Y Shares
      --------------------------------------------------------------------
      Since Inception (1/31/01)        (2.04)%              (2.04)%
      --------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Large Cap Growth Fund ("Fund") seeks long-term growth of capital by investing primarily in the equity securities of U.S. large cap issuers that, at the time of purchase, have market capitalizations within the top 1,000 stocks of publicly traded companies listed in the U.S. equity markets.

The Fund's equity securities consist primarily of common stocks. The Fund may also invest in preferred stocks, warrants and securities convertible into common stocks./1/ The Fund may also invest up to 15% of its assets in securities of foreign issuers.

Our investment process seeks to identify quality growth/2/ companies. The criteria we use for evaluating historical performance and ascertaining future prospects are: earnings per share growth, consistency in earnings per share growth, sales growth, return on shareholder equity and strength of balance sheet.

 THE FUND MANAGERS

 Brian O'Toole, Managing Director and Head of U.S. Growth Equities has 15 years of investment industry experience, and is responsible for the management of large cap growth equities for institutional, government and mutual fund accounts.

 Brian Routledge, CFA and Director, has over 13 years of investment industry experience. He is a Senior Portfolio Manager within the Large Cap Growth Team at Citigroup Asset Management.

SALOMON BROTHERS
Large Cap Growth Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges returned negative 9.39% for the six months ended June 30, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/3 / returned negative 6.69% for the same period. Past performance is not indicative of future results.

MARKET REVIEW
During the first quarter of 2001, the S&P 500 fell 11.85%, registering the worst quarterly performance in ten years. This was the fourth consecutive quarterly decline for the index. Value stocks maintained their lead over growth stocks, as the S&P Barra Value Index lost 6.5% in the first quarter, while the S&P Barra Growth Index dropped 17.4%/4/. In addition, both the Russell 2000 Index/5/ and the Dow Jones Industrial Average ("DJIA")/6/ outperformed the S&P 500, turning in losses of 6.5% and 8.0%, respectively. Investors sold technology shares on concerns of increasingly negative earnings forecasts, causing the Nasdaq Composite Index ("Nasdaq")/7/ to plummet 25.5%. Companies with leveraged balance sheets and high earnings variability were up nearly 2.8%, while the highest quality stocks lost 5.7%. Continued concerns over an economic slowdown and lack of earnings visibility weighed heavily on stocks.

Subsequently, in April 2001, the S&P 500 rebounded strongly, finishing up 7.8%. Growth stocks reversed course, finishing ahead of value/8/ stocks across all size segments of the market. Investors flocked to beaten up technology stocks, pushing the Nasdaq up approximately 15%. In addition, every sector experienced gains led by technology and capital goods. However, in terms of relative performance, only technology, capital goods, basic materials and energy outperformed the S&P 500. The lowest quality companies, based on S&P common stock ratings, outperformed the highest quality companies by 7.8%.

In May 2001, the S&P 500 inched up 0.67%, but was still in negative territory year-to-date, down 4.37%. Year-to-date value gained a modest 0.86% while growth lost 9.8%. The Nasdaq was flat, returning 0.27%, and the Russell 2000 Index gained 2.46%. The lowest quality companies continued to outperform the highest quality companies.
--------
1 Warrants are securities that are usually issued together with a bond or preferred stock. They entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at a time of issuance for a period of a year or to perpetuity. Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date.
2 Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.
3 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 The S&P Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P 500 as a whole. The S&P Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P 500 as a whole. Please note that an investor cannot invest directly in an index.
5 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
6 The DJIA is a price-weighted average of 30 actively traded blue-chip stocks. Figures for the DJIA include reinvestment of dividends.
7 The Nasdaq is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
8 Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

In June the S&P 500 declined 2.43%. In addition, market breadth narrowed with only three sectors outperforming the S&P 500. Utilities and energy turned in the worst one-month relative sector performance. Yet, technology was the only sector that experienced a gain. Year to date the S&P 500 is down 6.69%.

PORTFOLIO HIGHLIGHTS
During the period, we sought investments for the Fund that are either relatively insulated from changes in the economy or that would stand to benefit from the environment of declining interest rates. Consequently, we focused on the energy, healthcare and financial services sectors. During the period, large cap stocks and high quality growth stocks underperformed the market on a relative basis. As a consequence, our investments in the financial services (American International Group and American Express Co.) and healthcare sectors (primarily pharmaceuticals) that had produced the most consistent earnings growth were out of favor, as investors gravitated toward lower-quality, more speculative stocks. The Fund benefited, however, from good stock selection in the capital goods sector (e.g., General Electric Co.), as well as from select holdings in technology (e.g., Microsoft Corp. and IBM Corp.).

MARKET OUTLOOK
In 2001, we expect both inflation and corporate earnings growth to fall noticeably from 1999-2000 levels. We also see continued below-trend economic growth, although not a recession. Over-investment in both the consumer and business sectors, which developed during a period of very strong growth, is in the process of correcting. Looking ahead, while the accelerating pace of corporate restructuring, rationalization and cost cutting is likely to be painful in the near term, it should help assure the continued healthy expansion of the U.S. economy in the future. We expect the troubles in telecommunications and basic industries will take more time to work through, however.

Historically, times of slowing economic growth have led investors to favor growth stocks with consistent earnings. While we do not attempt to forecast market cycles, when the market once again begins to place a premium on growth companies relative to value companies, we believe the Fund will be well positioned to take advantage of that change.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

[CHART]

Common Stock   100%

 Top Holdings

                       General Electric Co.
                      -------------------------------------
                       Microsoft Corp.
                      -------------------------------------
                       Pfizer Inc.
                      -------------------------------------
                       American International Group, Inc.
                      -------------------------------------
                       AOL Time Warner Inc.
                      -------------------------------------
                       Johnson & Johnson
                      -------------------------------------
                       Intel Corp.
                      -------------------------------------
                       Exxon Mobil Corp.
                      -------------------------------------
                       Merck & Co., Inc.
                      -------------------------------------
                       Wal-Mart Stores, Inc.
                      -------------------------------------
Portfolio holdings may vary.
 LARGE CAP GROWTH FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares             Without Sales Charges With Sales Charges*
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.15)%              (12.29)%
      1 year                           (21.17)%              (25.72)%
      ---------------------------------------------------------------------

      Class B Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.78)%              (11.94)%
      1 year                           (21.66)%              (25.58)%
      ---------------------------------------------------------------------

      Class 2 Shares
      ---------------------------------------------------------------------
      Since Inception (10/25/99)        (9.78)%              (10.32)%
      1 year                           (21.74)%              (23.30)%
      ---------------------------------------------------------------------

      Class O Shares
      ---------------------------------------------------------------------
      Since Inception (10/26/99)        (8.91)%               (8.91)%
      1 year                           (20.95)%              (20.95)%
      ---------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Investors Value Fund ("Fund") seeks long term growth of capital. Current income is a secondary objective. The Fund seeks to invest primarily in large capitalization common stocks representing established companies with good growth potential at reasonable prices.

We use a bottom-up/1/ approach with respect to stock selection. In particular, we look for high quality companies with good management, attractive valuations and potential catalysts for stock price appreciation. We support our extensive fundamental analysis with proprietary quantitative risk management tools. Our stock selection process relies on our internal team of analysts for recommendations. We have more than a dozen analysts who focus on specific sectors of the market. When an analyst recommends a stock, the team then carefully reviews the company's operating characteristics, financial stability, management quality and valuation. Based on the strength of the fundamentals, a decision is then made whether to invest in a particular stock.


SALOMON BROTHERS
Investors Value Fund

PERFORMANCE UPDATE
The Fund's Class A shares, without sales charges, returned negative 0.78%, for the six months ended June 30, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 6.69% for the same period. Past performance is not indicative of future results.

MARKET REVIEW
The first half of 2001 was characterized by aggressive interest rate cuts by the U.S. Federal Reserve Board ("Fed") and continued deterioration in corporate earnings. After a strong start in January in response to two Fed interest rate cuts, the equity markets began a decline that lasted throughout the first quarter. In February, the reality of weak corporate profits began to set in. By this time, the slowdown in the technology sector had moved beyond PCs, semiconductors and wireless, and began to affect companies that had claimed immunity to the deteriorating environment. Weakness in technology and telecommunications stocks spread to other sectors as the quarter progressed. A third interest rate cut by the Fed in mid-March failed to excite the equity markets.

After first quarter 2001 earnings pre-announcements ended in early April, the market experienced a strong rally, which lasted through mid-May. Two more interest rate cuts by the Fed helped buoy this rally. By June, however, negative second quarter earnings pre-announcements dragged the equity markets down once again. The technology and communications sectors, in particular, suffered during this pre-announcement period.

PORTFOLIO HIGHLIGHTS
The Fund performed well in the first six months of 2001, outpacing both its Lipper Inc. ("Lipper")/3 /large cap value peer group and the S&P 500. A number of technology stocks that we added at the end of 2000 at depressed valuation levels helped the Fund's performance during the period. We continued

--------
1 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.
2 The S&P 500 is a market capitalization weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges. Returns are based on a 6 month period as of June 30, 2001; calculated among 315 funds in the Large Cap Value Fund category. Past performance is not indicative of future results.


 The Fund Managers


 [PHOTO]    John B. Cunningham,
            Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc,
 has 12 years of financial industry experience.



 [PHOTO]    Mark McAllister,
            Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of invest-
 ment industry experience. Mr. McAllister has been co-portfolio manager of the Fund since April 2000.

to take advantage of weakness in selected technology stocks throughout the first half of this year by focusing on stocks that offered valuation support, particularly on a price-to-sales basis. Examples include Sun Microsystems, Inc. and Motorola, Inc. Although we recognize that near-term fundamentals remain difficult, we believe these stocks will reward the Fund's investors over the longer term. Of course, there can be no guarantee that our expectations will, in fact, materialize.

We also increased the Fund's communications weighting relative to the S&P 500 during the period. We initiated a position in AT&T Corp., elevating it to our second-largest holding by the end of June 2001. We believe AT&T is attractive on a sum-of-the-parts basis. We were particularly interested in the company's cable operations. At the time of our purchase, it was reported that the operating margins of AT&T's cable operations were significantly lower than its peers. We believe that there is substantial opportunity for the company to grow these margins./4/

In terms of specific contributors during the first six months of 2001, the technology sector provided some of our best and worst performers. On the brighter side, Computer Associates International, Inc., IBM Corp., Dell Computer Corp. and National Semiconductor Corp. were all among the top five of the Fund's contributors. At the other end of the spectrum, Tellabs, Inc., Solectron Corp. and ADC Telecommunications Inc. were among the largest detractors from performance. Tellabs, in particular, significantly hurt the Fund's performance.

Other top-ten contributors during the period came from a variety of sectors, and included: Federated Department Stores, Inc., Bank of America Corp., Alcoa Inc., Household International, Inc., Canadian National Railway Co. and Ralston Purina Co. Some of the other stocks that held back performance included Kimberly-Clark Corp., Honeywell International Inc., American Express Co., Merck & Co., Inc. and Safeway Inc.

MARKET OUTLOOK
The recent volume and the magnitude of negative earnings pre-announcements are a reminder that business conditions remain challenging for most U.S. companies. Fortunately, the Fed is in a position to continue to reduce interest rates; inflation remains low, and energy and electricity costs have abated for the time being. In our view, the substantial interest rate cuts the Fed has made year-to-date should begin to have a positive impact on the economy over the next several months. Typically, interest rate cuts take a number of months to begin working their way through the economy. In addition, taxpayers will shortly receive a tax rebate, which, in our opinion, should also aid the economy by boosting consumer spending. Nevertheless, we are watching consumer spending and consumer confidence indicators carefully. Thus far reported, the consumer has remained fairly resilient to the weakening economy. Any meaningful decline in consumer spending, however, could postpone the economic recovery that we are expecting late this year.

--------
4 Subsequent to the end of the reporting period, Comcast Corp. made a bid for AT&T's cable operations.

As far as the Fund is concerned, we have added to defensive stocks where we see valuation support and little downside from current levels. At the same time, we have added modestly to some higher-beta/5/ stocks that should offer attractive returns as the market recovers. As of June 30, 2001, the Fund was overweighted in the communications and financial services sectors, and underweighted in healthcare, capital goods and consumer cyclicals sectors, in comparison to the S&P 500. Overall, we continue to maintain our value discipline as we focus on identifying favorable entry points for attractive long-term returns. We believe that these actions will position the Fund well during this volatile time.

--------
5 Beta is a measure of the sensitivity of a stock's rate of return against that of the market as a whole. A beta greater than 1.0 indicates a volatility level that exceeds that of the overall market.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

 [CHART]

 Common Stock             96%
 Short-Term Investments    4%


 Top Stock Holdings

                     Verizon Communications Inc.
                    ----------------------------------------
                     AT&T Corp.
                    ----------------------------------------
                     Washington Mutual, Inc.
                    ----------------------------------------
                     International Business Machines Corp.
                    ----------------------------------------
                     Household International, Inc.
                    ----------------------------------------
                     Compaq Computer Corp.
                    ----------------------------------------
                     The News Corp. Ltd. ADR
                    ----------------------------------------
                     FleetBoston Financial Corp.
                    ----------------------------------------
                     Motorola, Inc.
                    ----------------------------------------
                     Solectron Corp.
                    ----------------------------------------
Portfolio holdings may vary.

 INVESTORS VALUE FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

 Class A Shares            Without Sales Charges With Sales Charges*
---------------------------------------------------------------------
 Since Inception (1/3/95)         19.97%               18.88%
 5 year                           16.43%               15.06%
 3 year                            9.32%                7.18%
 1 year                            4.54%               (1.48)%
---------------------------------------------------------------------

 Class B Shares
---------------------------------------------------------------------
 Since Inception (1/3/95)         19.06%               19.06%
 5 year                           15.55%               15.32%
 3 year                            8.46%                7.73%
 1 year                            3.71%               (0.85)%
---------------------------------------------------------------------

 Class 2 Shares
---------------------------------------------------------------------
 Since Inception (1/3/95)         19.09%               18.91%
 5 year                           15.58%               15.35%
 3 year                            8.52%                8.16%
 1 year                            3.80%                1.84%
---------------------------------------------------------------------

 Class O Shares
---------------------------------------------------------------------
 10 year                          16.71%               16.71%
 5 year                           16.72%               16.72%
 3 year                            9.57%                9.57%
 1 year                            4.84%                4.84%
---------------------------------------------------------------------
                        See page 26 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Balanced Fund ("Fund") seeks to obtain above average income (compared to a portfolio invested entirely in equity securities.) The Fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Fund invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed-income securities depending on our view of economic and market conditions, fiscal and monetary policy, and security values. However, under normal market conditions, at least 40% of the Fund's assets are allocated to equity securities.

Our investment philosophy can be characterized as growth at a reasonable price. Our selection process consists of a continuous review of a large number of companies that fit our criteria for strong fundamentals and above average growth prospects.

The Fund's equity investments have typically been in large capitalization stocks that pay higher dividends than the Standard & Poor's 500 Index ("S&P 500")/1/ average. With assets allocated to investment-grade, high yield and convertible securities, the bond portion of the Fund is distributed across a broader range of fixed income instruments than, in our opinion, most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential. The variety of its bond holdings also provides diversification benefits that we believe could help limit volatility. Diversification does not assure against market loss.

 THE FUND MANAGER

 [PHOTO OF GeGoerogregeJ.J. Williamson,
 Williamson]Director and Portfolio Manager at Salomon Brothers Asset Management
            Inc, has
 41 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.

SALOMON BROTHERS
Balanced Fund

PERFORMANCE UPDATE
For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 1.56%. In comparison, the S&P 500 returned negative 6.69% for the same time period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
Throughout the period, the U.S. Federal Reserve Board's ("Fed") interest rate cuts, combined with difficulties in the equity markets, provided a steady boost to fixed-income securities, which helped the Fund's performance. Several stocks contributed to the Fund's performance, including: IBM Corp., Alcoa Inc., Verizon Communications Inc. and Bank of America Corp. Consumer cyclicals, basic industry and transportation were the Fund's best performing sectors, while healthcare, utilities and technology were its worst. We added to the Fund's positions in HCA Inc., Compaq Computer Corp., ConAgra Foods, Inc. and Pepsi Bottling Group Inc. We sold the Fund's positions in Reynolds & Reynolds Co., Sears, Roebuck and Co. and Federated Department Stores, Inc. and sold a substantial part of the Fund's position in Union Pacific Corp.

MARKET OUTLOOK
Looking forward, we expect the economy will continue to improve and interest rates will remain within a narrow band. Because inflation has remained in check, we believe that the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed will enact at least one more interest rate cut before the end of the year.

As a result of these factors, we believe the stock market will continue to work its way to higher levels in the months and quarters ahead. Specifically, we believe the healthcare, consumer brands and financial sectors will outperform in this present environment of lower interest rates and economic uncertainty. Of course, there can be no guarantees that our expectations will, in fact, come true.


--------
1The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 Portfolio Highlights#

 Composition of portfolio as of
 June 30, 2001

[CHART]

Common Stock                               44%
Corporate Bonds                            14%
Convertible Securities                      8%
Asset-Backed Securities                     3%
U.S. Government Agencies and Obligations   14%
Short-Term Investments                     17%


 Top Stock Holdings

 Verizon Communications Inc.
----------------------------------------
 International Business Machines Corp.
----------------------------------------
 SBC Communications Inc.
----------------------------------------
 Exxon Mobil Corp.
----------------------------------------
 Arden Realty, Inc.
----------------------------------------
 Safeway Inc.
----------------------------------------
 American Home Products  Corp.
----------------------------------------
 Halliburton Co.
----------------------------------------
 The Chubb Corp.
----------------------------------------
 Ralston Purina Group
----------------------------------------
Portfolio holdings may vary.
 BALANCED FUND
 Average Annual Total Returns for Period Through June 30, 2001 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (9/11/95)        10.74%                9.62%
      5 year                            9.74%                8.46%
      3 year                            4.20%                2.16%
      1 year                            4.24%               (1.75)%
      --------------------------------------------------------------------

      Class B Shares
      --------------------------------------------------------------------
      Since Inception (9/11/95)         9.90%                9.80%
      5 year                            8.93%                8.64%
      3 year                            3.43%                2.55%
      1 year                            3.43%               (1.50)%
      --------------------------------------------------------------------

      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (9/11/95)         9.91%                9.73%
      5 year                            8.90%                8.68%
      3 year                            3.39%                3.04%
      1 year                            3.42%                1.41%
      --------------------------------------------------------------------

      Class O Shares
      --------------------------------------------------------------------
      Since Inception (9/11/95)        11.09%               11.09%
      5 year                           10.07%               10.07%
      3 year                            4.41%                4.41%
      1 year                            4.44%                4.44%
      --------------------------------------------------------------------
                        See page 26 for all footnotes.

FOOTNOTES
 * Class A and 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges, respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O and Y shares have no initial or contingent deferred sales charge.
** Russell 2000 Futures are used from time to time to gain market exposure thereby reducing the effective cash level of the Fund.
 #  As a % of total investments.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

          Schedules of Investments
          June 30, 2001 (unaudited)


Salomon Brothers Asia Growth Fund

--------------------------------------------------------------------------------

Shares                          Security                            Value

-----------------------------------------------------------------------------
COMMON STOCK -- 98.2%

China -- 16.6%
516,000 Beijing Datang Power Generation Co. Ltd., Class H Shares $   176,964
 85,000 China Mobile (Hong Kong) Ltd. (a).......................     448,980
320,000 China Resources Beijing Land Ltd........................      90,258
155,000 CNOOC Ltd. (a)..........................................     147,053
280,000 Denway Motors Ltd. (a)..................................     100,514
880,000 Global Bio-Chem Technology Group Co. Ltd. (a)...........     180,515
580,000 Nanjing Panda Electronic Co. Ltd. (a)...................     250,965
350,000 Travelsky Technology Ltd., Class H Shares (a)...........     354,492
454,000 Yanzhou Coal Mining Co. Ltd., Class H Shares............     209,540
                                                                 -----------
                                                                   1,959,281
                                                                 -----------

Hong Kong -- 23.4%
 28,000 Dah Sing Financial Group................................     144,669
216,409 Esprit Holdings Ltd.....................................     237,221
408,000 HKCB Bank Holding Co. Ltd...............................     190,926
174,000 Hong Kong Exchanges & Clearing Ltd......................     310,081
 17,200 HSBC Holdings PLC.......................................     203,426
 86,600 Hutchison Whampoa Ltd...................................     874,337
 39,000 Sun Hung Kai Properties Ltd.............................     351,255
 36,000 Swire Pacific Ltd., Class A Shares......................     186,464
132,000 The Wharf (Holdings) Ltd................................     275,850
                                                                 -----------
                                                                   2,774,229
                                                                 -----------

India -- 7.2%
  2,500 Infosys Technologies Ltd. ADR (a).......................     160,000
 20,000 Larsen & Toubro Ltd. GDR................................     205,000
 15,000 Ranbaxy Laboratories Ltd. GDR...........................     169,500
 11,412 Satyam Computer Services Ltd. ADR (a)...................      99,627
 20,000 State Bank of India GDR.................................     222,000
                                                                 -----------
                                                                     856,127
                                                                 -----------

Malaysia -- 1.9%
 98,000 Genting Berhad..........................................     225,658
                                                                 -----------

Singapore -- 9.7%
122,000 Capitaland Ltd. (a).....................................     167,398
641,000 Frontline Technology Corp. Ltd. (a).....................     128,411
115,000 Keppel Land Ltd.........................................     144,539
 21,000 Oversea-Chinese Banking Corp. Ltd.......................     137,157
 49,127 Overseas Union Bank Ltd.................................     254,803
 48,000 Venture Manufacturing (Singapore) Ltd...................     318,770
                                                                 -----------
                                                                   1,151,078
                                                                 -----------

South Korea -- 20.1%
 24,600 Kookmin Bank GDR........................................     334,560
 12,000 Korea Electric Power Corp...............................     223,299
  4,100 Korea Telecom Corp......................................     163,937
  8,800 Korea Telecom Corp. ADR.................................     193,424
  2,128 Pohang Iron & Steel Co., Ltd............................     170,175
  1,900 Samsung Electronics Co., Ltd............................     280,508
  2,000 Samsung Electronics Co., Ltd. GDR (a)...................     156,400


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Asia Growth Fund

--------------------------------------------------------------------------------

 Shares                           Security                             Value

---------------------------------------------------------------------------------

South Korea -- 20.1% (continued)
  45,900  Shinhan Bank............................................. $    471,175
   1,310  Shinsegae Co., Ltd.......................................       94,687
   2,000  SK Telecom Co., Ltd......................................      294,502
                                                                    ------------
                                                                       2,382,667
                                                                    ------------

Taiwan -- 19.3%
  20,800  Ambit Microsystems Corp..................................       86,994
 500,000  Bank Sinopac (a).........................................      230,902
 219,400  Chinatrust Commercial Bank (a)...........................      153,574
  81,600  Compeq Manufacturing Co., Ltd. (a).......................      161,162
  51,800  Hon Hai Precision Industry Co., Ltd......................      272,315
 204,100  Macronix International Co., Ltd. (a).....................      216,371
  95,126  President Chain Store Corp...............................      205,835
 174,856  Taiwan Semiconductor Manufacturing Co. Ltd. (a)..........      325,030
 200,000  United Microelectronics Corp. (a)........................      265,466
  32,000  VIA Technologies Inc. (a)................................      221,202
 167,300  Winbond Electronics Corp. (a)............................      140,429
                                                                    ------------
                                                                       2,279,280
                                                                    ------------
          TOTAL COMMON STOCK
          (Cost -- $11,998,245)....................................   11,628,320
                                                                    ------------
  Face
 Amount
--------
EQUITY-LINKED NOTES -- 1.8%

India -- 1.8%
$  4,000  Satyam Computer Services Ltd., Series B, due 3/31/02 (b).      144,934
  18,000  Satyam Computer Services Ltd., Series C, due 11/15/02 (c)       65,220
                                                                    ------------
          TOTAL EQUITY-LINKED NOTES
          (Cost -- $244,038).......................................      210,154
                                                                    ------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $12,242,283*)...................................  $11,838,474
                                                                    ============

--------
(a)Non-income producing security.
(b)The current principal amount of these notes is eqivalent to 40,000 shares of Satyam Computer. Redemption proceeds will be determined at date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Satyam Computer.
(c)The current principal amount of these notes is eqivalent to 18,000 shares of Satyam Computer. Redemption proceeds will be determined at date of redemption based on change in the value of the shares of Satyam Computer. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Satyam Computer.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   ADR -- American Depository Receipt.
  GDR-- Global Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers International Equity Fund

--------------------------------------------------------------------------------

 Shares                       Security                         Value

------------------------------------------------------------------------
COMMON STOCK -- 94.0%

Canada -- 6.9%
  57,400 Bombardier Inc.................................... $   862,362
  80,500 CGI Group Inc., Class A Shares (a)................     465,290
                                                            -----------
                                                              1,327,652
                                                            -----------

Finland -- 2.0%
  12,800 Nokia Oyj, Sponsored ADR..........................     282,112
  11,700 Sonera Group......................................      91,227
                                                            -----------
                                                                373,339
                                                            -----------

France -- 2.4%
  16,600 Axa, Sponsored ADR................................     467,622
                                                            -----------

Hong Kong -- 2.4%
  26,000 Asia Satellite Telecommunications, Sponsored ADR..     466,700
                                                            -----------

Ireland -- 8.2%
  29,100 Allied Irish Banks PLC, Sponsored ADR.............     654,750
  15,000 Elan Corp. PLC, Sponsored ADR (a).................     915,000
                                                            -----------
                                                              1,569,750
                                                            -----------

Israel -- 4.9%
  15,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR     934,500
                                                            -----------

Italy -- 6.4%
  57,700 Luxottica Group S.p.A., Sponsored ADR.............     923,200
  60,400 Telecom Italia Mobile S.p.A.......................     309,363
                                                            -----------
                                                              1,232,563
                                                            -----------

Japan -- 18.4%
  10,000 Canon, Inc........................................     404,105
   2,800 Fast Retailing Co.................................     487,171
  16,000 Fujitsu Ltd.......................................     168,056
   5,600 Fujitsu Support and Services Inc..................     194,869
      52 KDDI Corp.........................................     242,656
      38 Nippon Telegraph & Telephone Corp.................     198,044
   3,400 Secom Co., Ltd., Unsponsored ADR..................     379,474
   5,400 Sony Corp.........................................     355,035
  15,000 Takeda Chemical Industries, Ltd...................     697,563
   4,000 TDK Corp..........................................     186,337
   6,000 Trend Micro Inc. (a)..............................     225,144
                                                            -----------
                                                              3,538,454
                                                            -----------

Netherlands -- 8.1%
  10,000 ASML Holding N.V., NY Registered Shares (a).......     222,500
  10,739 ING Groep N.V., Sponsored ADR.....................     707,378
  13,196 Koninklijke Ahold N.V., Sponsored ADR.............     415,014
   6,000 STMicroelectonics N.V., NY Shares.................     204,000
                                                            -----------
                                                              1,548,892
                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers International Equity Fund

--------------------------------------------------------------------------------

 Shares                           Security                            Value

--------------------------------------------------------------------------------

Spain -- 4.4%
   56,400 Banco Santander Central Hispano S.A..................... $    510,904
    8,895 Telefonica S.A., Sponsored ADR (a)......................      331,250
                                                                   ------------
                                                                        842,154
                                                                   ------------

United Kingdom -- 29.9%
  296,400 Ashtead Group PLC.......................................      439,781
  266,300 Avis Europe PLC.........................................      534,630
   45,500 Cobham PLC..............................................      750,292
  200,000 Invensys PLC............................................      378,319
   49,700 Johnson Matthey PLC.....................................      736,721
   51,025 Misys PLC...............................................      357,011
   58,900 Provident Financial PLC.................................      617,131
  198,800 Rentokil Initial PLC....................................      675,211
   43,600 Shire Pharmaceuticals Group PLC (a).....................      796,529
   20,000 Vodafone Group PLC, Sponsored ADR.......................      447,000
                                                                   ------------
                                                                      5,732,625
                                                                   ------------
          TOTAL COMMON STOCK
          (Cost -- $22,757,560)...................................   18,034,251
                                                                   ------------
SHORT-TERM INVESTMENTS -- 6.0%
1,155,762 J.P. Morgan Prime Money Market Fund (Cost -- $1,155,762)    1,155,762
                                                                   ------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $23,913,322*)..................................  $19,190,013
                                                                   ============

--------
(a)Non income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                          Security                             Value

---------------------------------------------------------------------------------
COMMON STOCK -- 89.5%

Basic Industries -- 8.7%
   400,000 AK Steel Holding Corp.................................. $   5,016,000
   195,000 OM Group, Inc..........................................    10,968,750
   674,000 PolyOne Corp...........................................     7,016,340
   335,000 Steel Dynamics, Inc. (a)...............................     4,187,500
                                                                   -------------
                                                                      27,188,590
                                                                   -------------

Capital Goods -- 1.5%
    63,000 L-3 Communications Holdings, Inc. (a)..................     4,806,900
                                                                   -------------

Communications -- 7.2%
   500,000 Dobson Communications Corp., Class A Shares (a)........     8,525,000
   250,000 Electric Lightwave, Inc., Class A Shares (a)...........       327,500
   200,000 Entravision Communications Corp., Class A Shares (a)...     2,460,000
 1,050,000 Genuity Inc. (a).......................................     3,276,000
   150,000 Pegasus Communications Corp. (a).......................     3,375,000
    60,000 Rogers Wireless Communications Inc., Class B Shares (a)     1,036,200
   400,000 UnitedGlobalCom, Inc., Class A Shares (a)..............     3,460,000
                                                                   -------------
                                                                      22,459,700
                                                                   -------------

Consumer Cyclicals -- 16.9%
    75,000 American Eagle Outfitters, Inc. (a)....................     2,643,000
    65,000 California Pizza Kitchen, Inc. (a).....................     1,511,250
   150,000 Charles River Associates Inc. (a)......................     2,625,000
    77,000 Circuit City Stores - Circuit City Group...............     1,386,000
   160,000 Cost Plus, Inc. (a)....................................     4,800,000
   149,000 Dal-Tile International Inc. (a)........................     2,763,950
    68,500 Darden Restaurants, Inc................................     1,911,150
   125,000 DeVry, Inc. (a)(b).....................................     4,515,000
   100,000 FactSet Research Systems Inc...........................     3,570,000
   210,000 Fossil, Inc. (a).......................................     4,357,500
   200,000 Hooper Holmes, Inc.....................................     2,050,000
   120,000 MAXIMUS, Inc. (a)......................................     4,810,800
    72,000 The Neiman Marcus Group, Inc., Class A Shares..........     2,232,000
   200,000 On Assignment, Inc. (a)................................     3,600,000
    25,000 Optimal Robotics Corp. (a).............................       950,000
    50,000 Resources Connection, Inc. (a).........................     1,292,000
    45,000 SCP Pool Corp. (a).....................................     1,549,800
   245,000 Wendy's International, Inc.............................     6,257,300
                                                                   -------------
                                                                      52,824,750
                                                                   -------------

Consumer Non-Cyclicals -- 4.4%
   100,000 Coca Cola Bottling Co. Consolidated (b)................     3,935,000
   100,000 Cox Radio, Inc., Class A Shares (a)....................     2,785,000
    33,500 The Pepsi Bottling Group, Inc..........................     1,343,350
   210,000 PRIMEDIA Inc. (a)......................................     1,425,900
   250,000 Sinclair Broadcast Group, Inc., Class A Shares (a).....     2,575,000
    50,000 Young Broadcasting Inc., Class A Shares (a)............     1,679,000
                                                                   -------------
                                                                      13,743,250
                                                                   -------------


                      See Notes to Financial Statements.

Schedule of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                      Security                         Value

-------------------------------------------------------------------------

Energy -- 5.1%
   125,000 Paradigm Geophysical Ltd. (a).................. $     781,250
   225,000 Pogo Producing Co..............................     5,400,000
   125,000 Rowan Cos., Inc. (a)...........................     2,762,500
   150,000 SEACOR SMIT Inc. (a)...........................     7,011,000
                                                           -------------
                                                              15,954,750
                                                           -------------

Financial Services -- 9.5%
   190,000 Banknorth Group, Inc...........................     4,303,500
   110,000 City National Corp.............................     4,871,900
   120,000 Commerce Bancorp, Inc..........................     8,412,000
    55,000 Legg Mason, Inc................................     2,736,800
   112,500 Mercantile Bankshares Corp.....................     4,402,125
    75,000 Odyssey Re Holdings Corp. (a)..................     1,355,250
    14,100 Waddell & Reed Financial, Inc., Class A Shares.       447,675
    80,000 Westamerica Bancorp............................     3,140,000
                                                           -------------
                                                              29,669,250
                                                           -------------

Healthcare -- 16.9%
   194,400 3 Dimensional Pharmaceuticals, Inc. (a)........     1,868,184
     7,500 Accredo Health, Inc. (a).......................       278,925
    35,000 ICN Pharmaceuticals, Inc.......................     1,110,200
    80,000 Invitrogen Corp. (a)...........................     5,744,000
   557,200 Ligand Pharmaceuticals Inc., Class B Shares (a)     6,296,360
   318,000 Medarex, Inc. (a)..............................     7,473,000
    60,000 The Medicines Co. (a)..........................     1,229,400
    26,000 Millipore Corp.................................     1,611,480
    50,000 Molecular Devices Corp. (a)....................     1,002,500
    96,300 ORATEC Interventions, Inc. (a).................       892,701
   187,500 Pharmacopeia, Inc. (a).........................     4,500,000
   255,000 PRAECIS Pharmaceuticals Inc. (a)...............     4,192,200
   293,600 Province Healthcare Co. (a)....................    10,361,144
    96,500 QLT Inc. (a)...................................     1,889,470
    34,700 Specialty Laboratories, Inc. (a)...............     1,313,395
    37,400 Techne Corp. (a)...............................     1,215,500
   216,000 The TriZetto Group, Inc. (a)...................     1,998,000
                                                           -------------
                                                              52,976,459
                                                           -------------

Real Estate Investment Trust -- 1.9%
    55,000 Alexandria Real Estate Equities, Inc...........     2,189,000
    60,000 Cousins Properties, Inc........................     1,611,000
    73,500 PS Business Parks, Inc., Class A Shares........     2,058,000
                                                           -------------
                                                               5,858,000
                                                           -------------

Technology -- 17.4%
   655,000 3Com Corp. (a).................................     3,111,250
    95,000 ADTRAN, Inc. (a)...............................     1,947,500
   150,000 Advanced Digital Information Corp. (a).........     2,595,000
   315,000 Aeroflex Inc. (a)..............................     3,307,500
    60,000 APW Ltd. (a)...................................       609,000
   115,500 Artesyn Technologies, Inc. (a).................     1,489,950
    20,000 AudioCodes Ltd. (a)............................       141,400
    50,000 Avocent Corp. (a)..............................     1,137,500


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                                Security                                 Value

-------------------------------------------------------------------------------------------

Technology -- 17.4% (continued)
    200,000 Axcelis Technologies, Inc. (a).................................. $   2,960,000
    110,000 Celeritek, Inc. (a).............................................     1,644,500
    200,000 CommScope, Inc. (a).............................................     4,700,000
     25,000 DDi Corp. (a)...................................................       500,000
     50,000 Entegris Inc. (a)...............................................       572,500
     25,000 I-many, Inc. (a)................................................       337,500
    265,000 Insight Enterprises, Inc. (a)...................................     6,492,500
     42,600 IONA Technologies PLC (a).......................................     1,640,100
     50,000 Mattson Technology, Inc. (a)....................................       874,000
     95,862 MKS Instruments, Inc. (a).......................................     2,760,826
     47,300 Organic, Inc. (a)...............................................        20,339
     85,000 Polycom, Inc. (a)...............................................     1,962,650
    230,000 Quintus Corp. (a)...............................................        20,700
    125,000 Redback Networks Inc. (a).......................................     1,115,000
    117,100 Sawtek Inc. (a).................................................     2,755,363
    105,000 Semtech Corp. (a)...............................................     3,150,000
     95,500 TranSwitch Corp. (a)............................................     1,026,625
    120,000 Ulticom, Inc. (a)...............................................     4,056,000
    800,000 Viant Corp. (a).................................................     1,496,000
    179,000 Visual Networks, Inc. (a).......................................     1,566,250
     40,000 Wind River Systems, Inc. (a)....................................       698,400
                                                                             -------------
                                                                                54,688,353
                                                                             -------------
            TOTAL COMMON STOCK(Cost -- $279,035,722)........................   280,170,002
                                                                             -------------
RIGHTS -- 0.0%
     85,000 Bank United Corp., Contingent Rights (Cost -- $17,470) (a)......        28,050
                                                                             -------------

   Face
  Amount
  ------
CONVERTIBLE CORPORATE BONDS -- 0.7%

Healthcare -- 0.7%
$ 2,035,000 Aviron, 5.250% due 2/1/08 (Cost -- $1,612,682)..................     2,276,656
                                                                             -------------
            SUB-TOTAL INVESTMENTS(Cost -- $280,665,874).....................   282,474,708
                                                                             -------------
REPURCHASE AGREEMENT (b) -- 9.8%
 30,485,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
             $30,495,003; (Fully collateralized by U.S. Treasury Bonds,
             7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
             $31,094,700) (Cost -- $30,485,000).............................    30,485,000
                                                                             -------------
            TOTAL INVESTMENTS -- 100%(Cost -- $311,150,874*)................  $312,959,708
                                                                             =============

--------
(a)Non-income producing security.
(b)Securities with an aggregate market value of $35,170,625 are segregated as collateral for open futures contracts.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

--------------------------------------------------------------------------------

   Shares                          Security                            Value

-----------------------------------------------------------------------------------
COMMON STOCK -- 86.3%

Basic Industries -- 6.5%
   1,023,500 AK Steel Holding Corp............................... $     12,834,690
     275,000 Alcoa Inc...........................................       10,835,000
     400,000 International Paper Co..............................       14,280,000
     250,000 OM Group, Inc.......................................       14,062,500
   1,500,000 PolyOne Corp........................................       15,615,000
                                                                  ----------------
                                                                        67,627,190
                                                                  ----------------

Communications -- 12.2%
   1,500,000 AT&T Corp...........................................       33,000,000
     889,500 Dobson Communications Corp., Class A Shares (a).....       15,165,975
     600,000 General Motors Corp., Class H Shares (a)............       12,150,000
   3,000,000 Genuity Inc. (a)....................................        9,360,000
     800,000 NTL Inc. (a)........................................        9,640,000
     300,000 SBC Communications Inc..............................       12,018,000
   1,250,000 UnitedGlobalCom, Inc., Class A Shares (a)...........       10,812,500
     450,000 Verizon Communications Inc..........................       24,075,000
                                                                  ----------------
                                                                       126,221,475
                                                                  ----------------

Consumer Cyclicals -- 8.8%
     700,000 Costco Wholesale Corp. (a)..........................       28,756,000
     500,000 Federated Department Stores, Inc. (a)...............       21,250,000
     466,286 Fine Host Corp. (a)(b)..............................        3,730,288
      53,500 The Neiman Marcus Group, Inc., Class A Shares (a)...        1,658,500
   1,250,000 Staples, Inc. (a)...................................       19,987,500
     623,000 Wendy's International, Inc..........................       15,911,420
                                                                  ----------------
                                                                        91,293,708
                                                                  ----------------

Consumer Non-Cyclicals -- 18.0%
     600,000 AT&T Corp. - Liberty Media Corp., Class A Shares (a)       10,494,000
   1,000,000 ConAgra Foods, Inc..................................       19,810,000
     400,000 Fox Entertainment Group, Inc., Class A Shares (a)...       11,160,000
   1,000,000 Hormel Foods Corp...................................       24,340,000
     250,000 John B. Sanfilippo & Son, Inc. (a)..................        1,312,500
     550,000 The News Corp. Ltd. ADR.............................       17,820,000
     400,000 Pathmark Stores, Inc. (a)...........................        9,840,000
     500,000 The Pepsi Bottling Group, Inc.......................       20,050,000
     200,000 PepsiCo, Inc........................................        8,840,000
   1,000,000 PRIMEDIA Inc. (a)...................................        6,790,000
     125,000 The Quaker Oats Co..................................       11,406,250
     797,000 Safeway Inc. (a)....................................       38,256,000
     650,000 Sinclair Broadcast Group, Inc., Class A Shares (a)..        6,695,000
                                                                  ----------------
                                                                       186,813,750
                                                                  ----------------

Energy -- 4.7%
     326,000 3TEC Energy Corp. (a)...............................        5,216,000
     325,000 Diamond Offshore Drilling, Inc......................       10,741,250
     250,000 Paradigm Geophysical Ltd. (a).......................        1,562,500
     245,100 SEACOR SMIT Inc. (a)................................       11,455,974
     400,000 Suncor Energy, Inc..................................       10,280,000
     750,000 Tesoro Petroleum Corp. (a)..........................        9,450,000
                                                                  ----------------
                                                                        48,705,724
                                                                  ----------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

--------------------------------------------------------------------------------

   Shares                              Security                                Value

------------------------------------------------------------------------------------------

Financial Services -- 10.1%
     418,000 The Bank of New York Co., Inc............................... $    20,064,000
     615,000 Banknorth Group, Inc........................................      13,929,750
     600,000 FleetBoston Financial Corp..................................      23,670,000
     352,500 Mercantile Bankshares Corp..................................      13,793,325
     900,000 Washington Mutual, Inc......................................      33,795,000
                                                                          ---------------
                                                                              105,252,075
                                                                          ---------------

Healthcare -- 14.2%
     225,000 Abbott Laboratories.........................................      10,802,250
     200,000 Baxter International Inc....................................       9,800,000
     750,000 HCA Inc.....................................................      33,892,500
     750,000 Health Management Associates, Inc., Class A Shares (a)......      15,780,000
     800,000 Ligand Pharmaceuticals, Inc., Class B Shares (a)............       9,040,000
     400,000 Medarex, Inc. (a)...........................................       9,400,000
     700,000 Novartis AG ADR.............................................      25,305,000
   1,000,000 Nycomed Amersham PLC........................................       7,207,752
     300,000 Nycomed Amersham PLC ADR....................................      10,950,000
     338,300 Universal Health Services, Inc., Class B Shares (a).........      15,392,650
                                                                          ---------------
                                                                              147,570,152
                                                                          ---------------

Real Estate Investment Trust -- 2.5%
     500,000 Archstone Communities Trust.................................      12,890,000
     400,000 Equity Office Properties Trust..............................      12,652,000
                                                                          ---------------
                                                                               25,542,000
                                                                          ---------------

Technology -- 9.3%
   3,055,000 3Com Corp. (a)..............................................      14,511,250
     100,000 Applied Micro Circuits Corp. (a)............................       1,720,000
     700,000 Compaq Computer Corp........................................      10,843,000
     300,000 Dell Computer Corp. (a).....................................       7,785,000
     900,000 Latitude Communications, Inc. (a)...........................       1,800,000
     700,000 Motorola, Inc...............................................      11,592,000
      49,000 Organic, Inc. (a)...........................................          21,070
     150,000 Plantronics, Inc. (a).......................................       3,472,500
     750,000 Redback Networks Inc. (a)...................................       6,690,000
     750,000 Scient Corp. (a)............................................         697,500
     800,000 Solectron Corp. (a).........................................      14,640,000
   1,000,000 Sun Microsystems, Inc. (a)..................................      15,720,000
   2,000,000 Viant Corp. (a).............................................       3,740,000
     375,000 Visual Networks, Inc. (a)...................................       3,281,250
                                                                          ---------------
                                                                               96,513,570
                                                                          ---------------
             TOTAL COMMON STOCK
             (Cost -- $837,798,755)......................................     895,539,644
                                                                          ---------------
CONVERTIBLE PREFERRED STOCK -- 0.3%

Communications -- 0.3%
     200,000 UnitedGlobalCom, Inc., Series D, 7.000% (Cost -- $4,096,372)       2,850,000
                                                                          ---------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Capital Fund

----------------------------------------------------------------------------------------------
   Face
  Amount                                 Security                                  Value

----------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.8%

Communications -- 0.5%
$ 25,000,000 XO Communications, Inc., 5.750% due 1/15/09 (c)................. $     4,875,000
                                                                              ---------------

Energy -- 0.3%
  17,500,000 Friede Goldman Halter Inc., 4.500% due 9/15/04 (a)(d)...........       2,712,500
                                                                              ---------------

Technology -- 1.0%
  15,000,000 DoubleClick Inc., 4.750% due 3/15/06............................      11,025,000
                                                                              ---------------
             TOTAL CONVERTIBLE CORPORATE BONDS(Cost -- $26,376,597)..........      18,612,500
                                                                              ---------------
CORPORATE BONDS -- 1.0%

Communications -- 1.0%
             XO Communications, Inc., Sr. Notes:
   2,500,000  12.500% due 4/15/06............................................         862,500
  20,000,000  9.000% due 3/15/08.............................................       5,700,000
   6,500,000  10.750% due 6/1/09.............................................       2,112,500
   7,500,000  10.500% due 12/1/09............................................       2,437,500
                                                                              ---------------
             TOTAL CORPORATE BONDS(Cost -- $12,302,880)......................      11,112,500
                                                                              ---------------
 Contracts
------------
PURCHASED PUT OPTIONS (a) -- 0.1%
             S&P 500 Index Options:
         250  Expire 7/21/01, exercise price $1,175..........................         113,750
         250  Expire 8/18/01, exercise price $1,150..........................         206,250
         250  Expire 9/22/01, exercise price $1,125..........................         281,250
       1,000 Tyco International Ltd., Expire 7/21/01, exercise price $50.....          62,500
                                                                              ---------------
             TOTAL PURCHASED PUT OPTIONS(Cost -- $1,155,275).................         663,750
                                                                              ---------------
             SUB-TOTAL INVESTMENTS(Cost -- $881,729,879).....................     928,778,394
                                                                              ---------------
   Face
  Amount
------------
REPURCHASE AGREEMENT -- 10.5%
$108,933,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
              $108,968,744; (Fully collateralized by U.S. Treasury Bonds,
              7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
              $111,112,344) (Cost -- $108,933,000)...........................     108,933,000
                                                                              ---------------
             TOTAL INVESTMENTS -- 100%(Cost -- $990,662,879*)................  $1,037,711,394
                                                                              ===============

--------
(a)Non-income producing security.
(b)Security valued in accordance with fair valuation procedures.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)Security is currently in default.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------

  Shares                           Security                            Value

---------------------------------------------------------------------------------
COMMON STOCK -- 99.8%

Computer Software and Services -- 13.8%
      8,210 AOL Time Warner Inc. (a).............................. $     435,130
     10,120 Microsoft Corp. (a)...................................       734,712
        560 Network Appliance, Inc. (a)...........................         7,672
     12,360 Oracle Corp. (a)......................................       234,840
                                                                   -------------
                                                                       1,412,354
                                                                   -------------

Computers -- 5.5%
      3,210 Dell Computer Corp. (a)...............................        83,299
      4,540 EMC Corp. (a).........................................       131,887
      1,960 International Business Machines Corp..................       221,480
        600 National Instruments Corp. (a)........................        19,470
      6,900 Sun Microsystems, Inc. (a)............................       108,468
                                                                   -------------
                                                                         564,604
                                                                   -------------

Consumer Non-Cyclicals -- 6.5%
      1,520 Anheuser-Busch Cos., Inc..............................        62,624
      5,310 The Coca-Cola Co......................................       238,950
      1,960 The Gillette Co.......................................        56,820
      3,500 PepsiCo, Inc..........................................       154,700
        540 Philip Morris Cos. Inc................................        27,405
      1,600 The Procter & Gamble Co...............................       102,080
      1,120 SYSCO Corp............................................        30,408
                                                                   -------------
                                                                         672,987
                                                                   -------------

Data Processing -- 1.6%
      1,640 Automatic Data Processing, Inc........................        81,508
        940 Concord EFS, Inc. (a).................................        48,889
        835 Paychex, Inc..........................................        33,400
                                                                   -------------
                                                                         163,797
                                                                   -------------

Drugs and Healthcare -- 24.2%
      3,400 Abbott Laboratories...................................       163,234
      2,770 American Home Products Corp...........................       161,879
      1,050 Amgen Inc. (a)........................................        63,714
      4,590 Bristol-Myers Squibb Co...............................       240,057
      3,840 Eli Lilly & Co........................................       284,160
      3,830 Health Management Associates, Inc., Class A Shares (a)        80,583
      8,540 Johnson & Johnson.....................................       427,000
      2,290 Medtronic, Inc........................................       105,363
      5,490 Merck & Co., Inc......................................       350,866
     13,055 Pfizer Inc............................................       522,853
      2,190 Schering-Plough Corp..................................        79,366
                                                                   -------------
                                                                       2,479,075
                                                                   -------------

Entertainment -- 0.5%
      1,560 Carnival Corp.........................................        47,892
                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund

-------------------------------------------------------------------------------

            Shares                   Security                  Value

         -------------------------------------------------------------------

         Finance -- 9.1%
               4,470   American Express Co.................    $173,436
               2,870   The Bank of New York Co., Inc.......     137,760
               2,250   Fannie Mae..........................     191,587
               1,230   Freddie Mac.........................      86,100
               1,800   MBNA Corp...........................      59,310
               2,340   Morgan Stanley Dean Witter & Co.....     150,298
                 480   Northern Trust Corp.................      30,000
                 620   Synovus Financial Corp..............      19,456
               1,810   Wells Fargo & Co....................      84,038
                                                            -----------
                                                                931,985
                                                            -----------

         Industrial Manufacturing and Processing -- 11.0%
              20,970   General Electric Co.................   1,022,288
               1,880   Tyco International Ltd..............     102,460
                                                            -----------
                                                              1,124,748
                                                            -----------

         Insurance -- 5.8%
               5,385   American International Group, Inc...     463,110
               1,295   Marsh & McLennan Cos., Inc..........     130,795
                                                            -----------
                                                                593,905
                                                            -----------

         Oil and Gas -- 3.9%
               4,610   Exxon Mobil Corp....................     402,683
                                                            -----------

         Retail -- 7.2%
                 840   Bed Bath & Beyond Inc. (a)..........      25,200
               3,550   The Gap, Inc........................     102,950
               4,470   The Home Depot, Inc.................     208,079
               7,070   Wal-Mart Stores, Inc................     345,016
               1,790   Walgreen Co.........................      61,129
                                                            -----------
                                                                742,374
                                                            -----------

         Semiconductor/Electrical Equipment -- 5.4%
               1,280   Altera Corp. (a)....................      37,120
              13,840   Intel Corp..........................     404,820
               1,010   Linear Technology Corp..............      44,662
               1,130   Microchip Technology Inc. (a).......      38,703
                 770   Xilinx, Inc. (a)....................      31,755
                                                            -----------
                                                                557,060
                                                            -----------

         Telecommunications/Communication Equipment -- 5.3%
              10,330   Cisco Systems, Inc. (a).............     188,006
                 940   QUALCOMM Inc. (a)...................      54,971
               7,220   SBC Communications Inc..............     289,233
                 420   Tellabs, Inc. (a)...................       8,098
                                                            -----------
                                                                540,308
                                                            -----------
                       TOTAL COMMON STOCK
                       (Cost -- $10,899,385)...............  10,233,772
                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Large Cap Growth Fund

--------------------------------------------------------------------------------

               Shares              Security              Value

             ------------------------------------------------------
             SHORT-TERM INVESTMENTS -- 0.2%
                  11,604 TempCash Money Market Fund.. $     11,604
                  11,604 TempFund Money Market Fund..       11,604
                                                      ------------
                         TOTAL SHORT-TERM INVESTMENTS
                         (Cost -- $23,208)...........       23,208
                                                      ------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $10,922,593*)......  $10,256,980
                                                      ============

--------
(a)Non-income producing security.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------

    Shares                          Security                          Value

  ------------------------------------------------------------------------------
  COMMON STOCK -- 95.9%

  Basic Industries -- 3.8%
      400,000 Alcoa Inc........................................... $15,760,000
      230,000 The Dow Chemical Co.................................   7,647,500
      370,000 International Paper Co..............................  13,209,000
                                                                   -----------
                                                                    36,616,500
                                                                   -----------

  Capital Goods -- 2.3%
      406,400 Honeywell International Inc.+.......................  14,219,936
      200,600 Ingersoll-Rand Co...................................   8,264,720
                                                                   -----------
                                                                    22,484,656
                                                                   -----------

  Communication Services -- 12.4%
      237,000 ALLTEL Corp.........................................  14,518,620
    1,119,400 AT&T Corp...........................................  24,626,800
      593,000 General Motors Corp., Class H Shares (a)............  12,008,250
    1,700,000 Genuity Inc. (a)....................................   5,304,000
      325,000 SBC Communications Inc..............................  13,019,500
      730,000 Sprint Corp.........................................  15,592,800
      515,000 Verizon Communications Inc..........................  27,552,500
      468,000 WorldCom, Inc. (a)..................................   7,001,280
                                                                   -----------
                                                                   119,623,750
                                                                   -----------

  Consumer Cyclicals -- 4.3%
      275,000 Costco Wholesale Corp. (a)..........................  11,297,000
      390,000 Federated Department Stores, Inc. (a)...............  16,575,000
      200,000 RadioShack Corp.....................................   6,100,000
      219,700 Target Corp.........................................   7,601,620
                                                                   -----------
                                                                    41,573,620
                                                                   -----------

  Consumer Non-Cyclicals -- 14.2%
      455,000 AT&T Corp. - Liberty Media Corp., Class A Shares (a)   7,957,950
      784,000 ConAgra Foods, Inc..................................  15,531,040
      272,000 Kimberly-Clark Corp.................................  15,204,800
      499,700 McDonald's Corp.....................................  13,521,882
      551,500 The News Corp. Ltd. ADR.............................  17,868,600
      216,000 The Pepsi Bottling Group, Inc.......................   8,661,600
      330,000 Philip Morris Cos. Inc..............................  16,747,500
      139,200 The Quaker Oats Co..................................  12,702,000
      255,000 R.J. Reynolds Tobacco Holdings, Inc.................  13,923,000
      320,000 Safeway Inc. (a)....................................  15,360,000
                                                                   -----------
                                                                   137,478,372
                                                                   -----------

  Energy -- 7.6%
      115,000 Amerada Hess Corp...................................   9,292,000
      240,000 Burlington Resources Inc............................   9,588,000
      475,000 Conoco Inc., Class A Shares.........................  13,395,000
      205,000 Royal Dutch Petroleum Co. ADR.......................  11,945,350
      185,000 Total Fina SA ADR...................................  12,987,000
      155,000 Transocean Sedco Forex Inc..........................   6,393,750
      340,000 USX - Marathon Group................................  10,033,400
                                                                   -----------
                                                                    73,634,500
                                                                   -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------

     Shares                       Security                        Value

   --------------------------------------------------------------------------

   Financial Services -- 24.0%
       369,000 American Express Co........................... $   14,317,200
       310,600 American General Corp.........................     14,427,370
       280,000 Bank of America Corp..........................     16,808,400
       345,000 The Bank of New York Co., Inc.................     16,560,000
       100,000 Comerica Inc..................................      5,760,000
       450,000 FleetBoston Financial Corp....................     17,752,500
       222,000 Franklin Resources, Inc.......................     10,160,940
       180,000 Freddie Mac...................................     12,600,000
       275,000 Household International, Inc..................     18,342,500
       350,000 J.P. Morgan Chase & Co........................     15,610,000
       252,000 MBNA Corp.....................................      8,303,400
       256,000 Morgan Stanley Dean Witter & Co...............     16,442,880
        41,800 SunTrust Banks, Inc...........................      2,707,804
       547,112 U.S. Bancorp..................................     12,468,682
       382,000 Waddell & Reed Financial, Inc., Class A Shares     12,128,500
       628,500 Washington Mutual, Inc........................     23,600,175
       204,000 Wells Fargo & Co..............................      9,471,720
        52,000 XL Capital Ltd., Class A Shares...............      4,269,200
                                                              --------------
                                                                 231,731,271
                                                              --------------

   Healthcare -- 3.9%
       333,000 HCA Inc.......................................     15,048,270
       176,000 Merck & Co., Inc..............................     11,248,160
       325,000 Novartis AG ADR...............................     11,748,750
                                                              --------------
                                                                  38,045,180
                                                              --------------

   Real Estate Investment Trust -- 0.5%
       150,000 Equity Office Properties Trust................      4,744,500
                                                              --------------

   Technology -- 18.1%
       600,000 3Com Corp. (a)................................      2,850,000
     1,162,700 Compaq Computer Corp..........................     18,010,223
       310,200 Computer Associates International, Inc........     11,167,200
       578,500 Dell Computer Corp. (a).......................     15,012,075
       447,000 Hewlett-Packard Co............................     12,784,200
       114,000 Intel Corp....................................      3,334,500
       162,500 International Business Machines Corp..........     18,362,500
     1,052,000 Motorola, Inc.................................     17,421,120
       440,000 National Semiconductor Corp. (a)..............     12,812,800
       432,000 Nokia Oyj ADR.................................      9,521,280
       460,000 SCI Systems, Inc.+(a).........................     11,730,000
       936,000 Solectron Corp. (a)...........................     17,128,800
       878,700 Sun Microsystems, Inc. (a)....................     13,813,164
       665,000 Telefonaktiebolaget LM Ericsson AB ADR........      3,604,300
       384,900 Tellabs, Inc. (a).............................      7,420,872
                                                              --------------
                                                                 174,973,034
                                                              --------------

   Transportation -- 2.1%
       230,000 Canadian National Railway Co..................      9,315,000
       270,000 Canadian Pacific Ltd..........................     10,462,500
                                                              --------------
                                                                  19,777,500
                                                              --------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Investors Value Fund

--------------------------------------------------------------------------------

  Shares                                Security                                 Value

-------------------------------------------------------------------------------------------

Utilities -- 2.7%
    278,273 El Paso Corp.................................................... $  14,620,463
    349,999 The Williams Cos., Inc..........................................    11,532,488
                                                                             -------------
                                                                                26,152,951
                                                                             -------------
            TOTAL COMMON STOCK(Cost -- $777,219,030)........................   926,835,834
                                                                             -------------
 Contracts
-----------
PURCHASED PUT OPTIONS (a) -- 0.0%
      3,085 SCI Systems, Inc., Expire 7/21/01, exercise price $20 (Cost --
             $666,002)......................................................       115,688
                                                                             -------------
            SUB-TOTAL INVESTMENTS(Cost -- $777,885,032).....................   926,951,522
                                                                             -------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 4.1%
$39,525,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity --
             $39,537,969; (Fully collateralized by U.S. Treasury Bonds,
             7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
             $40,315,748) (Cost -- $39,525,000).............................    39,525,000
                                                                             -------------
            TOTAL INVESTMENTS -- 100%(Cost -- $817,410,032*)................  $966,476,522
                                                                             =============

--------
(a)Non-income producing security.
 + The following securities were held in escrow at June 30, 2001, to cover outstanding written call options:

                                     Market Value                                                 Number of
Securities Held in Escrow    Shares  of Securities              Written Call Options              Contracts
-------------------------    ------- -------------              --------------------              ---------
Honeywell International Inc. 101,600  $3,554,984   Honeywell International Inc., 7/21/01 @ $45.00   1,016
SCI Systems, Inc.            308,500   7,866,750   SCI Systems, Inc., 7/21/01 @ $22.50              3,085

 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

  Shares                       Security                    Value

----------------------------------------------------------------------
COMMON STOCK -- 44.3%

Basic Industries -- 0.2%
      7,300      International Paper Co............... $      260,610
                                                       --------------

Capital Goods -- 0.9%
     24,000      Pitney Bowes Inc.....................      1,010,880
                                                       --------------

Communications -- 6.8%
     40,000      AT&T Corp............................        880,000
     73,100      SBC Communications Inc. (a)..........      2,928,386
     74,160      Verizon Communications Inc...........      3,967,560
                                                       --------------
                                                            7,775,946
                                                       --------------

Consumer Cyclicals -- 1.0%
     19,500      Eastman Kodak Co.....................        910,260
     27,428      Fine Host Corp. (b)+.................        219,424
                                                       --------------
                                                            1,129,684
                                                       --------------

Consumer Non-Cyclicals -- 6.2%
     22,500      Avon Products, Inc...................      1,041,300
     13,000      The Coca-Cola Co.....................        585,000
     16,300      Coca-Cola Enterprises Inc............        266,505
     20,000      ConAgra Foods, Inc...................        396,200
     10,000      H.J. Heinz Co........................        408,900
     40,000      Hormel Foods Corp....................        973,600
      6,000      McDonald's Corp......................        162,360
      8,000      PepsiCo, Inc.........................        353,600
     45,000      Ralston Purina Group.................      1,350,900
     33,800      Safeway Inc. (b).....................      1,622,400
                                                       --------------
                                                            7,160,765
                                                       --------------

Energy -- 8.2%
      8,000      Amerada Hess Corp....................        646,400
     24,436      BP Amoco PLC.........................      1,218,135
     33,000      Exxon Mobil Corp. (a)................      2,882,550
     40,000      Halliburton Co.......................      1,424,000
     12,800      Royal Dutch Petroleum Co. - NY Shares        745,856
     16,000      Schlumberger Ltd.....................        842,400
     40,000      Suncor Energy, Inc...................      1,028,000
      9,600      Texaco Inc...........................        639,360
                                                       --------------
                                                            9,426,701
                                                       --------------

Financial Services -- 2.9%
     30,000      The Allstate Corp....................      1,319,700
      9,000      Bank of America Corp.................        540,270
     18,000      The Chubb Corp.......................      1,393,740
    218,174units ContiFinancial Corp. (b).............         31,853
                                                       --------------
                                                            3,285,563
                                                       --------------

Healthcare -- 4.3%
     27,000      American Home Products Corp..........      1,577,880
      6,000      Bausch & Lomb Inc....................        217,440
      8,000      Johnson & Johnson....................        400,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

       Shares                       Security                       Value

   --------------------------------------------------------------------------

   Healthcare -- 4.3% (continued)
            8,000 Merck & Co., Inc............................ $     511,280
           30,000 Pfizer Inc..................................     1,201,500
           21,900 Pharmacia Corp..............................     1,006,305
                                                               -------------
                                                                   4,914,405
                                                               -------------

   Real Estate Investment Trust -- 7.5%
           67,500 Arden Realty, Inc...........................     1,802,250
           35,000 Bedford Property Investors, Inc.............       733,250
           55,000 Brandywine Realty Trust.....................     1,234,750
           45,000 Duke-Weeks Realty Corp......................     1,118,250
           15,250 JDN Realty Corp.............................       207,400
           75,000 Mid-Atlantic Realty Trust...................       937,500
           84,000 New Plan Excel Realty Trust.................     1,285,200
           18,000 Prentiss Properties Trust...................       473,400
           35,000 Reckson Associates Realty Corp..............       805,000
                                                               -------------
                                                                   8,597,000
                                                               -------------

   Technology -- 4.2%
           55,600 Compaq Computer Corp........................       861,244
           31,000 International Business Machines Corp........     3,503,000
           29,000 Motorola, Inc...............................       480,240
            2,232 UnitedGlobalCom, Inc., Class A Shares (b)...        19,307
                                                               -------------
                                                                   4,863,791
                                                               -------------

   Telecommunications -- 0.6%
           17,800 Lucent Technologies Inc.....................       110,360
           47,400 NTL Inc. (b)................................       571,170
                                                               -------------
                                                                     681,530
                                                               -------------

   Transportation -- 1.5%
           20,000 Canadian National Railway Co................       810,000
           10,000 Union Pacific Corp..........................       549,100
            6,200 United Parcel Services, Inc., Class B Shares       358,360
                                                               -------------
                                                                   1,717,460
                                                               -------------
                  TOTAL COMMON STOCK
                  (Cost -- $44,979,392).......................    50,824,335
                                                               -------------
   CONVERTIBLE PREFERRED STOCK -- 2.8%

   Consumer Cyclicals -- 0.7%
           15,000 Wendy's Financing Series, 5.000%............       794,700
                                                               -------------

   Energy -- 1.3%
           25,000 Kerr-McGee Corp., 5.500%....................     1,217,500
           25,000 Tesoro Petroleum Corp., 7.250%..............       315,000
                                                               -------------
                                                                   1,532,500
                                                               -------------

   Technology -- 0.8%
           60,000 UnitedGlobalCom, Inc., Series C, 7.000%.....       937,500
                                                               -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

  Shares                          Security                            Value

--------------------------------------------------------------------------------

Transportation -- 0.0%
            TCR Holding Corp. (b):
        321   Class B Shares..................................... $           3
        177   Class C Shares.....................................             2
        466   Class D Shares.....................................             5
        964   Class E Shares.....................................             9
                                                                  -------------
                                                                             19
                                                                  -------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $3,086,652).................................     3,264,719
                                                                  -------------
   Face
  Amount
-----------
CORPORATE BONDS -- 13.6%

Basic Industries -- 0.9%
$   200,000 Berry Plastics Corp., 12.250% due 4/15/04............       203,000
    125,000 Hexcel Corp., 9.750% due 1/15/09.....................       120,938
    125,000 Indesco International Inc., 9.750% due 4/15/08 (b)(c)        11,875
    125,000 P&L Coal Holdings Corp., 9.625% due 5/15/08..........       132,500
    200,000 Radnor Holdings Inc., 10.000% due 12/1/03............       163,000
    350,000 USX Corp., 6.650% due 2/1/06.........................       356,125
                                                                  -------------
                                                                        987,438
                                                                  -------------

Capital Goods -- 0.1%
    125,000 Jordan Industries Inc., 10.375% due 8/1/07...........       109,375
                                                                  -------------

Consumer Cyclicals -- 1.0%
    115,000 Cole National Group Inc., 8.625% due 8/15/07.........       106,950
    250,000 HMH Properties, 7.875% due 8/1/08....................       241,250
    700,000 Wal-Mart Stores, Inc., 7.550% due 2/15/30............       764,750
                                                                  -------------
                                                                      1,112,950
                                                                  -------------

Consumer Non-Cyclicals -- 1.6%
    100,000 American Safety Razor Co., 9.875% due 8/1/05.........        99,000
    350,000 Dominion Fiber Ventures LLC, 7.050% due 3/15/05 (d)..       352,188
    700,000 Fremont General Corp., 7.700% due 3/17/04............       556,500
    125,000 French Fragrances Inc., 10.375% due 5/15/07..........       123,437
    125,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05....       127,344
    130,000 Hines Horticulture, Inc., 12.750% due 10/15/05.......       120,900
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08......       113,750
    250,000 North Atlantic Trading Co., 11.000% due 6/15/04......       231,250
    150,000 Park Place Entertainment Corp., 7.875% due 12/15/05..       150,750
                                                                  -------------
                                                                      1,875,119
                                                                  -------------

Energy -- 0.5%
    165,000 Benton Oil & Gas Co., 11.625% due 5/1/03.............       117,563
    500,000 El Paso Corp., 8.050% due 10/15/30...................       504,375
                                                                  -------------
                                                                       621,938
                                                                  -------------

Financial/Leasing -- 3.2%
    650,000 Bank of America Corp., 7.125% due 9/15/06............       678,438
    325,000 DVI Inc., 9.875% due 2/1/04..........................       305,500
    700,000 The Goldman Sachs Group, Inc., 6.650% due 5/15/09....       696,500
    650,000 Household Finance Corp., 8.000% due 7/15/10..........       697,125


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

   Face
  Amount                             Security                               Value

--------------------------------------------------------------------------------------

Financial/Leasing -- 3.2% (continued)
$   350,000 Qwest Capital Funding Inc., 7.250% due 2/15/11 (d)......... $     346,937
    300,000 Standard Chartered Bank, 8.000% due 5/30/31 (d)............       305,625
    700,000 Washington Mutual Financial, 6.875% due 5/15/11............       698,250
                                                                        -------------
                                                                           3,728,375
                                                                        -------------

Housing Related -- 0.2%
    250,000 CB Richard Ellis Services Inc., 8.875% due 6/1/06..........       270,312
                                                                        -------------

Manufacturing -- 1.6%
    250,000 Axiohm Transaction Solution, Inc., 9.750% due 10/1/07
             (b)(c)....................................................            25
    650,000 General Electric Capital Corp., 6.125% due 2/22/11.........       641,875
    700,000 General Motors Acceptance Corp., 7.500% due 7/15/05........       732,375
    350,000 The Goodyear Tire & Rubber Co., 8.125% due 3/15/03.........       358,750
    250,000 Polymer Group, Inc., 9.000% due 7/1/07.....................        93,750
                                                                        -------------
                                                                            1,826,775
                                                                        -------------

Media -- 1.6%
    150,000 Adelphia Communications Corp., Series B, zero coupon due
             1/15/08...................................................        70,875
    200,000 CSC Holdings, Inc., 10.500% due 5/15/16....................       221,500
    250,000 Diamond Cable Communications PLC, 11.750% due 12/15/05.....       171,250
     75,000 FrontierVision Holdings L.P., 11.000% due 10/15/06.........        78,000
    225,000 Hollinger International Publishing, 9.250% due 3/15/07.....       227,250
    250,000 Metronet Communications Co., (zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08............................       211,563
    175,000 Rogers Communications, Inc., 8.875% due 7/15/07............       174,562
    700,000 Viacom Inc., 6.625% due 5/15/11 (d)........................       686,875
                                                                        -------------
                                                                            1,841,875
                                                                        -------------

Services and Other -- 0.8%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...........       245,625
    350,000 Cendant Corp., 7.750% due 12/1/03..........................       356,563
    250,000 Loomis Fargo & Co., 10.000% due 1/15/04....................       262,500
                                                                        -------------
                                                                              864,688
                                                                        -------------

Telecommunications and Utilities -- 0.2%
    250,000 Calpine Corp., 8.750% due 7/15/07..........................       246,875
                                                                        -------------

Transportation -- 1.2%
    350,000 CSX Corp., 7.950% due 5/1/27...............................       364,875
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08.............       133,750
    200,000 The Holt Group, Inc., 9.750% due 1/15/06 (b)(c)............        11,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08...................       153,000
    650,000 US Airways, Inc., 7.890% due 3/1/19........................       680,771
                                                                        -------------
                                                                            1,343,396
                                                                        -------------

Utilities -- 0.7%
    800,000 The Williams Cos., Inc., 6.375% due 1/15/06 (d)............       798,000
                                                                        -------------
            TOTAL CORPORATE BONDS(Cost -- $16,915,605).................    15,627,116
                                                                        -------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

       Face
      Amount                              Security                            Value

-----------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 5.5%

Consumer Cyclicals -- 0.6%
        $  750,000 Costco Wholesale Corp., zero coupon due 8/19/17....... $      720,937
                                                                          --------------

Consumer Non-Cyclicals -- 0.9%
         2,500,000 Network Associates Inc., zero coupon due 2/13/18......      1,031,250
                                                                          --------------

Data Technology/Information Services -- 0.4%
           500,000 Cypress Semiconductor Corp., 4.000% due 2/1/05........        461,250
                                                                          --------------

Energy -- 0.5%
         1,000,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04 (b)(c)        155,000
           500,000 Pogo Producing Co., 5.500% due 6/15/06................        450,000
                                                                          --------------
                                                                                 605,000
                                                                          --------------

Financial Services -- 0.4%
           500,000 JMH Finance Ltd., 4.750% due 9/6/07...................        523,750
                                                                          --------------

Healthcare -- 0.4%
           500,000 Vertex Pharmaceuticals Inc., 5.000% due 9/19/07.......        410,625
                                                                          --------------

Media and Telecommunications -- 1.5%
           750,000 AT&T Corp. - Liberty Media Corp., 4.000% due 11/15/29.        577,500
           750,000 EchoStar Communications Corp., 4.875% due 1/1/07......        685,312
           250,000 NTL Communications Corp., 6.750% due 5/15/08 (d)......        154,062
           150,000 NTL Delaware Inc., 5.750% due 12/15/09................         49,687
           500,000 NTL Inc., 7.000% due 12/15/08.........................        246,875
                                                                          --------------
                                                                               1,713,436
                                                                          --------------

Technology -- 0.8%
           500,000 SCI Systems, Inc., 3.000% due 3/15/07.................        401,250
         1,000,000 Solectron Corp., zero coupon due 1/27/19..............        493,750
                                                                          --------------
                                                                                 895,000
                                                                          --------------
                   TOTAL CONVERTIBLE CORPORATE BONDS
                   (Cost -- $6,974,091)..................................      6,361,248
                                                                          --------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.2%

         2,000,000 U.S. Treasury Notes, 5.000% due 2/15/11...............      1,941,240
                   Federal Home Loan Mortgage Corporation (FHLMC):
         1,522,000   6.250% due 7/15/04..................................      1,571,465
           492,775   8.000% due 7/1/20...................................        514,487
           176,178   6.500% due 3/1/26...................................        173,810
         2,500,000   6.000% due 11/1/30 (e)(f)...........................      2,402,325
           173,927   Gold, 6.500% due 3/1/26.............................        171,589
           280,587   Gold, 6.500% due 5/1/26.............................        276,816
                   Federal National Mortgage Association (FNMA):
            18,961   6.500% due 10/1/10..................................         19,026
         1,000,000   6.250% due 2/1/11...................................        996,250
           130,646   6.500% due 10/1/11..................................        131,095
           370,814   6.500% due 4/1/13...................................        372,086
           165,644   6.500% due 5/1/13...................................        166,213
           335,703   6.500% due 7/1/13...................................        336,854
           548,870   9.000% due 1/1/24...................................        574,942


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Balanced Fund

--------------------------------------------------------------------------------

   Face
  Amount                                                Security                                                  Value

----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 14.2% (continued)

$    51,909   7.000% due 9/1/25.............................................................................. $      52,168
    101,773   6.500% due 12/1/25.............................................................................       100,247
    148,617   7.000% due 3/1/26..............................................................................       149,360
    295,982   6.500% due 6/1/26..............................................................................       291,543
    181,874   7.000% due 3/1/27..............................................................................       182,784
     55,764   7.000% due 11/1/28.............................................................................        56,043
    449,320   7.000% due 2/1/29..............................................................................       451,566
     37,317   7.000% due 3/1/29..............................................................................        37,491
    765,893   7.000% due 4/1/29..............................................................................       769,477
     38,264   8.000% due 5/1/30..............................................................................        39,579
    880,000   6.000% due 9/1/30 (e)(f).......................................................................       844,800
     39,240   8.000% due 9/1/30..............................................................................        40,589
    807,266   8.000% due 1/1/31..............................................................................       835,011
    608,051   8.000% due 2/1/31..............................................................................       628,949
  2,200,000   6.500% due 6/1/31 (e)(f).......................................................................     2,164,932
                                                                                                              -------------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $16,116,884)............................................................................    16,292,737
                                                                                                              -------------
ASSET-BACKED SECURITIES -- 3.1%

Financial/Leasing -- 3.1%
    713,313 Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29..........................       717,896
  1,100,000 LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class A2, 6.780% due 4/15/09...............     1,115,904
  1,000,000 Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09......................     1,031,177
    615,135 Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30...................       640,643
                                                                                                              -------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $3,420,530).............................................................................     3,505,620
                                                                                                              -------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $91,493,154)............................................................................    95,875,775
                                                                                                              -------------
REPURCHASE AGREEMENT -- 16.5%
 18,955,000 UBS Warburg LLC, 3.940% due 7/2/01; Proceeds at maturity -- $18,961,220; (Fully collateralized by
             U.S. Treasury Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market value -- $19,334,100)
             (Cost -- $18,955,000)...........................................................................    18,955,000
                                                                                                              -------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $110,448,154*)..........................................................................  $114,830,775
                                                                                                              =============

--------
(a)Securities with an aggregate market value of $5,751,285 are segregated as collateral for mortgage dollar rolls.
(b)Non-income producing security.
(c)Security is in default.
(d)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)Mortgage dollar roll.
(f)Security is issued on a to-be-announced ("TBA") basis.
 + Security is valued in accordance with fair valuation procedures.
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          June 30, 2001 (unaudited)



                                                                           Asia      International
                                                                          Growth        Equity
                                                                           Fund          Fund
---------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost.................................................. $12,242,283   $22,757,560
 Short-term investments, at cost.......................................          --     1,155,762
                                                                        ===========   ===========
 Investments, at value................................................. $11,838,474   $18,034,251
 Short-term investments, at value......................................          --     1,155,762
 Foreign currency, at value++..........................................      10,036            --
 Cash..................................................................     807,899     1,044,001
 Receivable for securities and options sold............................     208,028       725,854
 Receivable for Fund shares sold.......................................     158,358        60,238
 Receivable from manager...............................................      88,058            --
 Dividends and interest receivable.....................................       1,586        38,959
 Receivable for variation margin.......................................          --            --
                                                                        -----------   -----------
 Total Assets..........................................................  13,112,439    21,059,065
                                                                        -----------   -----------
LIABILITIES:
 Payable for securities and options purchased..........................     281,945            --
 Payable for Fund shares purchased.....................................      46,053     1,818,509
 Service and distribution fees payable.................................       7,048         8,330
 Administration fee payable............................................         490           816
 Payable for open forward foreign currency contracts...................          --            --
 Management fee payable................................................          --         8,290
 Dividends payable.....................................................          --            --
 Written options, at value (Note 4) (Premiums received -- $636,880)....          --            --
 Other liabilities.....................................................      12,162            --
 Accrued expenses......................................................      48,886        90,118
                                                                        -----------   -----------
 Total Liabilities.....................................................     396,584     1,926,063
                                                                        -----------   -----------
Total Net Assets....................................................... $12,715,855   $19,133,002
                                                                        ===========   ===========
NET ASSETS:
 Par value of shares of capital stock.................................. $     1,605   $     2,227
 Capital paid in excess of par value...................................  17,663,533    25,700,428
 Undistributed (overdistributed) net investment income.................     168,279            --
 Accumulated net investment loss.......................................          --       (19,533)
 Accumulated net realized gain (loss) from security transactions,
   options, futures contracts and foreign currencies...................  (4,713,607)   (1,823,846)
 Net unrealized appreciation (depreciation) of investments, options,
   futures contracts and foreign currencies............................    (403,955)   (4,726,274)
                                                                        -----------   -----------
Total Net Assets....................................................... $12,715,855   $19,133,002
                                                                        ===========   ===========
Shares Outstanding:
Class A................................................................     502,743     1,270,459
                                                                        ===========   ===========
Class B................................................................     660,329       449,197
                                                                        ===========   ===========
Class 2................................................................     344,434       403,663
                                                                        ===========   ===========
Class O................................................................      97,141       103,185
                                                                        ===========   ===========
Class Y................................................................          --            --
                                                                        ===========   ===========
Net Asset Value:
Class A Shares
 Net asset value*......................................................       $8.07         $8.64
                                                                        ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   5.75%)..............................................................       $8.56         $9.17
                                                                        ===========   ===========
Class B Shares
 Net asset value and offering price per share*.........................       $7.83         $8.53
                                                                        ===========   ===========
Class 2 Shares
 Net asset value*......................................................       $7.83         $8.52
                                                                        ===========   ===========
 Maximum offering price per share (based on maximum sales charge of
   1.00%)..............................................................       $7.91         $8.61
                                                                        ===========   ===========
Class O Shares
 Net asset value, offering price and redemption price per share........       $8.18         $8.67
                                                                        ===========   ===========
Class Y Shares
 Net asset value, offering price and redemption price per share........          --            --
                                                                        ===========   ===========

++ Foreign currency at cost for the Asia Growth Fund is $10,288.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


50


                      See Notes to Financial Statements.


    Small Cap                        Large Cap     Investors
     Growth           Capital         Growth         Value         Balanced
      Fund             Fund            Fund          Fund            Fund

 ------------------------------------------------------------------------------
  $   280,665,874  $  881,729,879   $10,899,385   $777,885,032   $ 91,493,154
       30,485,000     108,933,000        23,208     39,525,000     18,955,000
 ================  ==============   ===========   ============   ============
  $   282,474,708  $  928,778,394   $10,233,772   $926,951,522   $ 95,875,775
       30,485,000     108,933,000        23,208     39,525,000     18,955,000
               --              --            --             --             --
              455             708            --            634            222
               --          42,503       128,525      1,723,921        202,307
          203,969      11,126,841           ---      8,862,908         90,048
               --          16,461        14,498             --             --
           50,065       2,094,630         4,530      1,321,922        763,556
          328,250              --            --             --             --
 ----------------  --------------   -----------   ------------   ------------
      313,542,447   1,050,992,537.   10,404,533.   978,385,907.   115,886,908
 ----------------  --------------   -----------   ------------   ------------
        2,079,615       9,551,057        47,159     14,996,188      6,544,597
          396,298         674,757         2,143        271,739        108,292
          143,165         455,939         6,401        127,566         72,656
           12,233              --           423             --          4,399
               --           3,195            --             --             --
          195,728         480,243            --      1,552,979         56,579
               --         787,642            --      1,990,574        301,823
               --              --            --      1,197,700             --
          191,030              --            --             --          4,236
          251,242          99,137        36,147        222,642        106,556
 ----------------  --------------   -----------   ------------   ------------
        3,269,311      12,051,970        92,273     20,359,388      7,199,138
 ----------------  --------------   -----------   ------------   ------------
     $310,273,136  $1,038,940,567   $10,312,260   $958,026,519   $108,687,770
 ================  ==============   ===========   ============   ============
  $        22,590  $       40,317   $     1,224   $     48,641   $      8,533
      281,912,153     974,259,368    12,923,756    787,601,013    102,052,389
          703,849          (6,049)           --        (37,276)        89,426
               --              --       (55,860)            --             --
       25,863,605      17,599,146    (1,891,247)    21,908,471      2,154,801
        1,770,939      47,047,785      (665,613)   148,505,670      4,382,621
 ----------------  --------------   -----------   ------------   ------------
     $310,273,136  $1,038,940,567   $10,312,260   $958,026,519   $108,687,770
 ================  ==============   ===========   ============   ============
       12,272,000       8,618,550       169,152      6,530,170      1,841,367
 ================  ==============   ===========   ============   ============
        9,053,134      11,813,764       582,196      4,365,934      5,410,203
 ================  ==============   ===========   ============   ============
        1,220,743       9,482,171       300,384      2,507,882      1,188,993
 ================  ==============   ===========   ============   ============
           43,643       8,912,996       172,547     35,236,980         91,966
 ================  ==============   ===========   ============   ============
               --       1,489,712            --             --             --
 ================  ==============   ===========   ============   ============
           $13.93          $26.05         $8.49         $19.76         $12.79
 ================  ==============   ===========   ============   ============
           $14.78          $27.64         $9.01         $20.97         $13.57
 ================  ==============   ===========   ============   ============
           $13.50          $25.41         $8.39         $19.43         $12.72
 ================  ==============   ===========   ============   ============
           $13.53          $25.46         $8.39         $19.48         $12.75
 ================  ==============   ===========   ============   ============
           $13.67          $25.72         $8.47         $19.68         $12.88
 ================  ==============   ===========   ============   ============
           $14.05          $26.23         $8.53         $19.73         $12.87
 ================  ==============   ===========   ============   ============
               --          $26.25            --             --             --
 ================  ==============   ===========   ============   ============


                                                                              51


                      See Notes to Financial Statements.

          Statements of Operations
          For the Six Months Ended June 30, 2001 (unaudited)



                                                                                     Asia      International
                                                                                    Growth        Equity
                                                                                     Fund          Fund

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................................................................... $   139,835   $   229,917
  Interest.......................................................................       1,683            --
  Less: Foreign withholding tax..................................................     (14,205)      (21,247)
                                                                                  -----------   -----------
  Total Investment Income........................................................     127,313       208,670
                                                                                  -----------   -----------
EXPENSES:
  Management fee (Note 2)........................................................      55,194        99,522
  Service and distribution fees (Note 2).........................................      49,152        57,162
  Shareholder and system servicing fees..........................................      41,368        17,614
  Registration fees..............................................................      33,942        27,750
  Custody........................................................................      20,806        10,281
  Audit and legal................................................................      20,582        15,621
  Amortization of deferred organization costs....................................       7,826            --
  Shareholder communications.....................................................       7,397        24,624
  Administration fee (Note 2)....................................................       3,450         5,529
  Directors' fees................................................................         368           992
  Other..........................................................................       3,818         3,174
                                                                                  -----------   -----------
  Total Expenses.................................................................     243,903       262,269
  Less: Management fee waiver and expense reimbursement (Note 2).................    (126,448)      (39,236)
                                                                                  -----------   -----------
  Net Expenses...................................................................     117,455       223,033
                                                                                  -----------   -----------
Net Investment Income (Loss).....................................................       9,858       (14,363)
                                                                                  -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 4):
  Realized Gain (Loss) From:
   Security transactions.........................................................  (1,096,477)   (1,661,571)
   Options written...............................................................          --            --
   Options purchased.............................................................          --            --
   Futures contracts.............................................................          --            --
   Foreign currency transactions.................................................     202,295        (4,948)
                                                                                  -----------   -----------
  Net Realized Gain (Loss).......................................................    (894,182)   (1,666,519)
                                                                                  -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation) of:
   Security transactions.........................................................     708,248      (906,424)
   Foreign currency transactions.................................................    (215,078)       (3,524)
                                                                                  -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)...........................     493,170      (909,948)
                                                                                  -----------   -----------
Net Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currencies    (401,012)   (2,576,467)
                                                                                  -----------   -----------
Increase (Decrease) in Net Assets From Operations................................ $  (391,154)  $(2,590,830)
                                                                                  ===========   ===========


52


                      See Notes to Financial Statements.


       Small Cap                   Large Cap     Investors
        Growth         Capital      Growth         Value       Balanced
         Fund           Fund         Fund          Fund          Fund

      ---------------------------------------------------------------------
      $    742,610   $ 4,175,071  $    45,377  $   6,809,026  $   895,177
         2,533,529     3,670,550        7,010      1,546,627    1,833,915
                --       (50,914)         (30)      (143,808)      (5,726)
      ------------   -----------  -----------  -------------  -----------
         3,276,139     7,794,707       52,357      8,211,845    2,723,366
      ------------   -----------  -----------  -------------  -----------
         1,216,169     2,632,710       41,690      3,081,839      307,467
           890,467     2,320,508       41,513        703,490      462,329
           198,712       348,164       11,029        198,605       91,268
            37,527        52,562       24,065         65,257       27,607
            11,304        18,986        4,306         17,503        4,787
            18,642        39,562       12,362         46,194       16,565
                --            --           --             --           --
           109,720        82,543        5,507         77,748       29,050
            76,010            --        2,779             --       27,951
             2,867        32,938          455         19,895        1,301
            10,920        39,067        2,439         43,019        6,002
      ------------   -----------  -----------  -------------  -----------
         2,572,338     5,567,040      146,145      4,253,550      974,327
                --            --      (37,928)            --     (120,677)
      ------------   -----------  -----------  -------------  -----------
         2,572,338     5,567,040      108,217      4,253,550      853,650
      ------------   -----------  -----------  -------------  -----------
           703,801     2,227,667      (55,860)     3,958,295    1,869,716
      ------------   -----------  -----------  -------------  -----------
        26,310,474    25,752,724     (834,278)    24,543,209    2,294,612
                --      (266,940)          --       (518,573)          --
          (130,702)   (7,556,748)          --       (776,919)          --
           256,392            --           --             --           --
                --       (13,022)          --             --           --
      ------------   -----------  -----------  -------------  -----------
        26,436,164    17,916,014     (834,278)    23,247,717    2,294,612
      ------------   -----------  -----------  -------------  -----------
       (35,700,920)   11,148,707     (277,320)   (35,991,837)  (2,660,759)
                --          (730)          --             --           --
      ------------   -----------  -----------  -------------  -----------
       (35,700,920)   11,147,977     (277,320)   (35,991,837)  (2,660,759)
      ------------   -----------  -----------  -------------  -----------
        (9,264,756)   29,063,991   (1,111,598)   (12,744,120)    (366,147)
      ------------   -----------  -----------  -------------  -----------
      $ (8,560,955)  $31,291,658  $(1,167,458)  $ (8,785,825) $ 1,503,569
      ============   ===========  ===========  =============  ===========


                                                                              53


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited)



                                                                         Asia      International
                                                                        Growth        Equity
                                                                         Fund          Fund
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $      9,858  $    (14,363)
  Net realized gain (loss)..........................................     (894,182)   (1,666,519)
  Change in net unrealized appreciation (depreciation)..............      493,170      (909,948)
                                                                     ------------  ------------
  Increase (Decrease) in Net Assets From Operations.................     (391,154)   (2,590,830)
                                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income.............................................           --            --
  Net realized gains................................................           --            --
                                                                     ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders.........           --            --
                                                                     ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
  Net proceeds from sale of shares..................................   16,271,163    19,220,542
  Net asset value of shares issued for reinvestment of dividends....           --            --
  Cost of shares reacquired.........................................  (16,912,165)  (20,049,838)
                                                                     ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....     (641,002)     (829,296)
                                                                     ------------  ------------
Increase (Decrease) in Net Assets...................................   (1,032,156)   (3,420,126)
NET ASSETS:
  Beginning of period...............................................   13,748,011    22,553,128
                                                                     ------------  ------------
  End of period*.................................................... $ 12,715,855  $ 19,133,002
                                                                     ============  ============
* Includes undistributed (overdistributed) net investment income of:     $168,279            --
                                                                     ============  ============
* Includes accumulated net investment loss of:......................           --      $(19,533)
                                                                     ============  ============


54


                      See Notes to Financial Statements.


  Small Cap                     Large Cap    Investors
   Growth         Capital        Growth        Value        Balanced
    Fund           Fund           Fund         Fund           Fund

------------------------------------------------------------------------
$     703,801  $    2,227,667  $   (55,860) $  3,958,295  $  1,869,716
   26,436,164      17,916,014     (834,278)   23,247,717     2,294,612
  (35,700,920)     11,147,977     (277,320)  (35,991,837)   (2,660,759)
-------------  --------------  -----------  ------------  ------------
   (8,560,955)     31,291,658   (1,167,458)   (8,785,825)    1,503,569
-------------  --------------  -----------  ------------  ------------
           --      (2,223,574)          --    (4,116,562)   (1,930,468)
           --     (19,207,341)          --   (19,055,193)           --
-------------  --------------  -----------  ------------  ------------
           --     (21,430,915)          --   (23,171,755)   (1,930,468)
-------------  --------------  -----------  ------------  ------------
  137,797,725     422,137,338      833,971   163,741,386     4,664,708
           --      17,239,271           --     1,520,513     1,294,235
 (146,579,106)    (65,864,614)  (2,249,864)  (56,657,551)  (11,445,278)
-------------  --------------  -----------  ------------  ------------
   (8,781,381)    373,511,995   (1,415,893)  108,604,348    (5,486,335)
-------------  --------------  -----------  ------------  ------------
  (17,342,336)    383,372,738   (2,583,351)   76,646,768    (5,913,234)
  327,615,472     655,567,829   12,895,611   881,379,751   114,601,004
-------------  --------------  -----------  ------------  ------------
$ 310,273,136  $1,038,940,567  $10,312,260  $958,026,519  $108,687,770
=============  ==============  ===========  ============  ============
     $703,849         $(6,049)          --      $(37,276)      $89,426
=============  ==============  ===========  ============  ============
           --              --     $(55,860)           --            --
=============  ==============  ===========  ============  ============


                                                                              55


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2000



                                                                      Asia      International
                                                                     Growth        Equity
                                                                      Fund          Fund

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)................................... $   (122,397) $   (162,209)
  Net realized gain (loss).......................................    1,070,609       (93,633)
  Change in net unrealized appreciation (depreciation)...........   (8,092,402)   (5,478,140)
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Operations..............   (7,144,190)   (5,733,982)
                                                                  ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
  Net investment income..........................................           --            --
  Net realized gains.............................................           --            --
  Capital........................................................           --            --
                                                                  ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders......           --            --
                                                                  ------------  ------------
FUND SHARE TRANSACTIONS (NOTE 3):
  Net proceeds from sale of shares...............................   18,556,789    28,329,499
  Net asset value of shares issued for reinvestment of dividends.           --            --
  Cost of shares reacquired......................................  (21,000,763)  (10,146,368)
                                                                  ------------  ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.   (2,443,974)   18,183,131
                                                                  ------------  ------------
Increase (Decrease) in Net Assets................................   (9,588,164)   12,449,149
NET ASSETS:
  Beginning of year..............................................   23,336,175    10,103,979
                                                                  ------------  ------------
  End of year*................................................... $ 13,748,011  $ 22,553,128
                                                                  ============  ============
* Includes undistributed net investment income of:...............           --            --
                                                                  ============  ============
* Includes accumulated net investment loss of:...................     $(43,874)        $(222)
                                                                  ============  ============


56


                      See Notes to Financial Statements.


   Small Cap                      Large Cap     Investors
    Growth           Capital       Growth         Value        Balanced
     Fund             Fund          Fund          Fund           Fund

---------------------------------------------------------------------------
$    (2,035,963)  $   2,103,996  $  (135,391) $   8,150,139  $  4,629,218
    109,643,609      86,313,167   (1,048,960)   116,174,197     2,570,505
    (64,170,407)    (15,687,061)  (1,186,988)    (7,981,961)    1,663,079
---------------   -------------  -----------  -------------  ------------
     43,437,239      72,730,102   (2,371,339)   116,342,375     8,862,802
---------------   -------------  -----------  -------------  ------------
             --      (2,096,696)          --     (9,499,689)   (4,366,296)
   (103,361,646)    (83,497,479)     (33,009)  (119,584,004)   (4,295,190)
             --              --         (245)            --            --
---------------   -------------  -----------  -------------  ------------
   (103,361,646)    (85,594,175)     (33,254)  (129,083,693)   (8,661,486)
---------------   -------------  -----------  -------------  ------------
    320,700,191     360,066,175    6,181,305    142,028,989     6,183,363
     95,661,882      75,010,520       25,615    100,724,846     7,218,802
   (335,014,905)   (116,275,224)  (2,371,140)  (143,340,158)  (54,534,658)
---------------   -------------  -----------  -------------  ------------
     81,347,168     318,801,471    3,835,780     99,413,677   (41,132,493)
---------------   -------------  -----------  -------------  ------------
     21,422,761     305,937,398    1,431,187     86,672,359   (40,931,177)
    306,192,711     349,630,431   11,464,424    794,707,392   155,532,181
---------------   -------------  -----------  -------------  ------------
$   327,615,472   $ 655,567,829  $12,895,611  $ 881,379,751  $114,601,004
===============   =============  ===========  =============  ============
            $48          $2,880           --       $120,991      $150,178
===============   =============  ===========  =============  ============
             --              --           --             --            --
===============   =============  ===========  =============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc ("Investors Value Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund").

Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers International Equity Fund ("International Equity Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Large Cap Growth Fund ("Large Cap Growth Fund") and Salomon Brothers Balanced Fund ("Balanced Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consist of these portfolios and seven other separate investment portfolios: Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on
August 23, 1976.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Additionally, during the year, the Board of Directors approved the issuance of Class Y shares for the Capital Fund, Investors Value Fund and Small Cap Growth Fund. Each Fund has a specific investment objective:

Fund:                         Objective
Asia Growth Fund............. To seek long-term capital appreciation.
International Equity Fund.... To seek long-term capital growth.
Small Cap Growth Fund........ To obtain long-term growth of capital.
Capital Fund................. To seek capital appreciation through investments primarily in common stock or securities convertible into common stocks, which are believed to have above average price appreciation potential.
Large Cap Growth Fund........ To seek long-term growth of capital.
Investors Value Fund......... To seek long-term growth of capital. Secondarily to seek current income.
Balanced Fund................ To obtain above average income (compared to a portfolio entirely invested in equity securities). Secondarily to take advantage of opportunities for growth of capital and income.

Costs incurred in connection with certain Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by such Funds over a 60 month period from the date the Fund commenced investment operations. As of June 30, 2001, deferred costs have been fully amortized for the Asia Growth Fund.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(unaudited) (continued)



  (a) Investment Valuation. Portfolio securities, including options and futures contracts, listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Schedule of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

  Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

  Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. Certain Funds may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2001 was approximately $6,888,137, for the Balanced Fund.

Notes to Financial Statements
(unaudited) (continued)



  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. The Funds did not enter into any reverse repurchase agreements during the six months ended June 30, 2001.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2001, the Capital Fund had the following open forward foreign currency contracts:

               Settlement                 Market  Unrealized
 Capital Fund     Date    Local Currency  Value      Loss
-------------- ---------- -------------- -------- ----------
To Buy:
 British Pound   7/2/01      261,745     $368,116  $(3,195)
                                                   =======

  (i) Loan Participations. The Balanced Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender").

  In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)



  (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (k) Dividends and Distributions to Shareholders. Dividends from net investment income for the Balanced Fund are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund and Large Cap Growth Fund are declared on an annual basis. Dividends from net investment income for the Investors Value Fund and Capital Fund, if any, are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution, shareholder servicing and communications fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Funds that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discount or amortization of premium, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than service and distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Value Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.90% for the International Equity Fund, 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Balanced Fund and 0.75% for the Large Cap Growth Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory and administrative services for the benefit of Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund. SBAM has retained Citibank, N.A., ("Citibank") as sub-adviser to the International Equity Fund and the Large Cap Growth Fund.

Notes to Financial Statements
(unaudited) (continued)



The Investors Value Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:


Average Daily Net Assets Annual Fee Rate
-----------------------------------------
   First $350 million...      0.650%
   Next $150 million....      0.550%
   Next $250 million....      0.525%
   Next $250 million....      0.500%
   Over $1 billion......      0.450%

At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investors Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31 and June 30, 2001, the Investors Value Fund exceeded the S&P 500 Index's performance by approximately 27.05% and 18.54%, respectively. As a result, base management fees were increased, in aggregate, by $441,138 for the six months ended June 30, 2001.

The Capital Fund pays the manager a fee of:


Average Daily Net Assets Annual Fee Rate
-----------------------------------------
   First $100 million...      1.000%
   Next $100 million....      0.750%
   Next $200 million....      0.625%
   Over $400 million....      0.500%

For the six months ended June 30, 2001 SBAM waived management fees of $55,194, $39,236, $37,928 and $120,677, for the Asia Growth Fund, International Equity Fund, Large Cap Growth Fund and Balanced Fund, respectively, and voluntarily absorbed expenses of $71,254 for the Asia Growth Fund.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. The Capital Fund, Investors Value Fund and Small Cap Growth Fund pay this fee to the manager, who in turn pays SBFM.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O and Y) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund at a rate of 0.75% of the value of the average net assets of the respective class. Class O and Y shares are not subject to a service and distribution plan fee.

Notes to Financial Statements
(unaudited) (continued)



For the six months ended June 30, 2001, total service and distribution plan fees were as follows:


                                                  Class A   Class B   Class 2
-------------------------------------------------------------------------------
Asia Growth Fund................................. $  5,067 $   28,877 $ 15,208
International Equity Fund........................   16,229     21,002   19,931
Small Cap Growth Fund............................  208,904    603,918   77,645
Capital Fund.....................................  211,587  1,220,365  888,556
Large Cap Growth Fund............................    2,190     27,479   11,844
Investors Value Fund.............................  123,211    413,273  167,006
Balanced Fund....................................   30,081    355,975   76,273

For the six months ended June 30, 2001, sales charges received by SSB and contingent deferred sales charges (CDSCs) paid to SSB were approximately:

                              Sales Charges              CDSCs
                          --------------------- ------------------------

                           Class A    Class 2   Class A Class B  Class 2
-------------------------------------------------------------------------
Asia Growth Fund......... $   47,388 $    1,793   $--   $ 16,121 $   359
International Equity Fund     24,112     10,493    --      6,459     905
Small Cap Growth Fund....     48,638     16,411     2     40,168   1,135
Capital Fund.............  1,572,833  1,211,940     3    297,097  37,259
Large Cap Growth Fund....      1,411      5,350    --     13,965     244
Investors Value Fund.....    163,522    264,488    --     79,820   2,003
Balanced Fund............     19,960     14,490    --    116,505     541

Brokerage commissions of $125 and $126 were paid by the International Equity Fund and Large Cap Growth Fund, respectively, to SSB.

3. Capital Stock

At June 30, 2001, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Investors Value Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share. The Capital Fund had 1,000,000,000 shares of authorized capital stock, par value $0.001 per share.

At June 30, 2001, total paid-in capital amounted to the following for each class:


                            Class A      Class B      Class 2      Class O      Class Y
------------------------------------------------------------------------------------------
Asia Growth Fund......... $  6,356,921 $  7,225,166 $  3,410,731 $    672,320 $        --
International Equity Fund   14,717,894    5,166,859    4,786,051    1,031,851          --
Small Cap Growth Fund....  143,930,206  115,576,441   21,563,623      864,473          --
Capital Fund.............  226,944,022  300,927,334  245,148,956  160,396,513  40,882,860
Large Cap Growth Fund....    1,833,529    6,330,115    3,052,935    1,708,401          --
Investors Value Fund.....  133,465,862   92,291,758   51,655,282  510,236,752          --
Balanced Fund............   19,493,002   66,765,876   15,347,424      454,620          --

Notes to Financial Statements
(unaudited) (continued)


Transactions in Fund shares for the periods indicated were as follows:

                                                     Class A Shares
                                 ------------------------------------------------------
                                      Six Months Ended               Year Ended
                                        June 30, 2001             December 31, 2000
                                 --------------------------  --------------------------
                                   Shares        Amount        Shares        Amount
                                 -----------  -------------  -----------  -------------
Asia Growth Fund
  Shares sold...................   1,244,222  $  10,433,257    1,225,976  $  13,553,082
  Shares issued as reinvestment.          --             --           --             --
  Shares reacquired.............  (1,201,751)   (10,246,687)  (1,326,838)   (14,856,591)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......      42,471  $     186,570     (100,862) $  (1,303,509)
                                 ===========  =============  ===========  =============
International Equity Fund
  Shares sold...................   1,664,456  $  14,998,451    1,518,781  $  17,067,765
  Shares issued as reinvestment.          --             --           --             --
  Shares reacquired.............  (1,693,736)   (14,919,995)    (422,199)    (4,511,669)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......     (29,280) $      78,456    1,096,582  $  12,556,096
                                 ===========  =============  ===========  =============
Small Cap Growth Fund
  Shares sold...................   9,843,494  $ 132,090,540   17,406,464  $ 302,321,866
  Shares issued as reinvestment.          --             --    3,277,744     51,039,869
  Shares reacquired............. (10,101,118)  (135,028,630) (17,862,663)  (312,118,925)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......    (257,624) $  (2,938,090)   2,821,545  $  41,242,810
                                 ===========  =============  ===========  =============
Capital Fund+
  Shares sold...................   5,245,957  $ 138,581,973    4,389,984  $ 119,304,943
  Shares issued as reinvestment.     130,644      3,354,791      372,622      9,639,763
  Shares reacquired.............  (1,072,877)   (28,042,945)  (1,626,712)   (44,919,261)
                                 -----------  -------------  -----------  -------------
  Net increase..................   4,303,724  $ 113,893,819    3,135,894  $  84,025,445
                                 ===========  =============  ===========  =============
Large Cap Growth Fund-
  Shares sold...................      14,492  $     120,767      159,874  $   1,703,281
  Shares issued as reinvestment.          --             --          438          4,608
  Shares reacquired.............     (79,966)      (714,343)    (110,891)    (1,139,337)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......     (65,474) $    (593,576)      49,421  $     568,552
                                 ===========  =============  ===========  =============
Investors Value Fund
  Shares sold...................   4,042,408  $  82,507,214    4,728,211  $ 101,416,187
  Shares issued as reinvestment.       7,807        153,813      375,325      7,657,832
  Shares reacquired.............  (1,068,988)   (21,741,733)  (3,140,275)   (67,516,989)
                                 -----------  -------------  -----------  -------------
  Net increase..................   2,981,227  $  60,919,294    1,963,261  $  41,557,030
                                 ===========  =============  ===========  =============
Balanced Fund
  Shares sold...................     133,282  $   1,725,588      121,968  $   1,565,823
  Shares issued as reinvestment.      25,036        325,024      132,704      1,706,871
  Shares reacquired.............    (209,255)    (2,701,899)  (1,125,091)   (14,471,749)
                                 -----------  -------------  -----------  -------------
  Net increase (decrease).......     (50,937) $    (651,287)    (870,419) $ (11,199,055)
                                 ===========  =============  ===========  =============

                                                   Class B Shares
                                 -------------------------------------------------
                                     Six Months Ended            Year Ended
                                      June 30, 2001           December 31, 2000
                                 -----------------------  ------------------------
                                  Shares       Amount       Shares       Amount
                                 ---------  ------------  ----------  ------------
Asia Growth Fund
  Shares sold...................   178,170  $  1,468,093     114,105  $  1,424,261
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired.............  (232,712)   (1,953,961)   (258,015)   (2,953,964)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......   (54,542) $   (485,868)   (143,910) $ (1,529,703)
                                 =========  ============  ==========  ============
International Equity Fund
  Shares sold...................    14,882  $    135,133     304,079  $  3,587,351
  Shares issued as reinvestment.        --            --          --            --
  Shares reacquired.............   (58,514)     (520,427)   (121,020)   (1,303,562)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......   (43,632) $   (385,294)    183,059  $  2,283,789
                                 =========  ============  ==========  ============
Small Cap Growth Fund
  Shares sold...................   154,849  $  2,036,896     763,001  $ 13,760,163
  Shares issued as reinvestment.        --            --   2,602,620    39,593,578
  Shares reacquired.............  (648,423)   (8,386,602) (1,140,434)  (19,419,109)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......  (493,574) $ (6,349,706)  2,225,187  $ 33,934,632
                                 =========  ============  ==========  ============
Capital Fund+
  Shares sold................... 4,339,871  $111,061,744   4,583,119  $120,789,283
  Shares issued as reinvestment.   169,986     4,267,722     741,485    18,792,188
  Shares reacquired.............  (568,552)  (14,457,658)   (656,862)  (17,366,622)
                                 ---------  ------------  ----------  ------------
  Net increase.................. 3,941,305  $100,871,808   4,667,742  $122,214,849
                                 =========  ============  ==========  ============
Large Cap Growth Fund-
  Shares sold...................    21,248  $    182,847     249,543  $  2,595,141
  Shares issued as reinvestment.        --            --       1,497        15,706
  Shares reacquired.............  (161,009)   (1,400,942)    (88,131)     (901,984)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......  (139,761) $ (1,218,095)    162,909  $  1,708,863
                                 =========  ============  ==========  ============
Investors Value Fund
  Shares sold...................   611,762  $ 12,301,473     581,183  $ 11,909,066
  Shares issued as reinvestment.     1,298        25,206     479,855     9,642,502
  Shares reacquired.............  (277,961)   (5,590,240) (1,031,553)  (21,141,263)
                                 ---------  ------------  ----------  ------------
  Net increase..................   335,099  $  6,736,439      29,485  $    410,305
                                 =========  ============  ==========  ============
Balanced Fund
  Shares sold...................   113,553  $  1,453,186     209,288  $  2,684,605
  Shares issued as reinvestment.    60,532       782,015     348,615     4,465,746
  Shares reacquired.............  (502,782)   (6,469,839) (2,470,078)  (31,561,123)
                                 ---------  ------------  ----------  ------------
  Net increase (decrease).......  (328,697) $ (4,234,638) (1,912,175) $(24,410,772)
                                 =========  ============  ==========  ============

--------
+  Inception date for Class Y shares is January 31, 2001.

                 Class 2 Shares                                       Class O Shares                       Class Y Shares
------------------------------------------------   ---------------------------------------------------  ---------------------
    Six Months Ended             Year Ended            Six Months Ended              Year Ended             Period Ended
     June 30, 2001           December 31, 2000           June 30, 2001           December 31, 2000          June 30, 2001
-----------------------   -----------------------  ------------------------  -------------------------  ---------------------
 Shares        Amount      Shares       Amount       Shares       Amount       Shares       Amount       Shares     Amount
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
   42,898   $    355,502    151,767  $  1,620,562     452,623  $  4,014,311     215,922  $   1,958,884         --          --
       --             --         --            --          --            --          --             --         --          --
  (75,477)      (633,923)  (115,498)   (1,142,979)   (454,234)   (4,077,594)   (222,430)    (2,047,229)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
  (32,579)  $   (278,421)    36,269  $    477,583      (1,611) $    (63,283)     (6,508) $     (88,345)        --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
  458,871   $  4,086,958    679,652  $  7,615,672          --  $         --       5,019  $      58,711         --          --
       --             --         --            --          --            --          --             --         --          --
 (516,853)    (4,591,966)  (413,869)   (4,320,868)     (1,988)      (17,450)       (858)       (10,269)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
  (57,982)  $   (505,008)   265,783  $  3,294,804      (1,988) $    (17,450)      4,161  $      48,442         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
  134,929   $  1,787,643    227,827  $  3,983,287     136,664  $  1,882,646      33,347  $     634,875         --          --
       --             --    320,843     4,880,624          --            --       9,854        147,811         --          --
 (100,408)    (1,304,702)  (200,715)   (3,424,258)   (136,311)   (1,859,172)     (3,755)       (52,613)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
   34,521   $    482,941    347,955  $  5,439,653         353  $     23,474      39,446  $     730,073         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
4,751,121   $122,001,928  3,814,660  $100,867,297     398,432  $ 10,491,693     721,559  $  19,104,652  1,455,604 $40,000,000
  137,000      3,445,102    411,146    10,381,524     204,655     5,288,796   1,375,831     36,197,045     34,108     882,860
 (317,250)    (8,021,358)  (311,713)   (8,358,445)   (582,702)  (15,342,653) (1,671,152)   (45,630,896)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
4,570,871   $117,425,672  3,914,093  $102,890,376      20,385  $    437,836     426,238  $   9,670,801  1,489,712 $40,882,860
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
   61,292   $    529,555    173,253  $  1,856,955         104  $        802       2,511  $      25,928         --          --
       --             --        499         5,240          --            --           5             61         --          --
  (14,910)      (130,295)   (30,353)     (319,619)       (535)       (4,284)       (932)       (10,200)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
   46,382   $    399,260    143,399  $  1,542,576        (431) $     (3,482)      1,584  $      15,789         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
1,342,878   $ 27,059,942    477,982  $  9,945,835   2,022,549  $ 41,872,757   1,841,113  $  18,757,901         --          --
      532         10,364    135,699     2,727,780      67,681     1,331,130   2,987,563     80,696,732         --          --
 (106,063)    (2,137,168)  (217,022)   (4,454,591) (1,321,064)  (27,188,410) (2,374,247)   (50,227,315)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
1,237,347   $ 24,933,138    396,659  $  8,219,024     769,166  $ 16,015,477   2,454,429  $  49,227,318         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========
  115,096   $  1,475,334    149,001  $  1,903,703         799  $     10,600       2,251  $      29,232         --          --
   12,773        165,468     73,060       938,170       1,662        21,728       8,344        108,015         --          --
 (148,978)    (1,921,939)  (655,817)   (8,405,248)    (26,942)     (351,601)     (7,541)       (96,538)        --          --
---------   ------------  ---------  ------------  ----------  ------------  ----------  -------------  --------- -----------
  (21,109)  $   (281,137)  (433,756) $ (5,563,375)    (24,481) $   (319,273)      3,054  $      40,709         --          --
=========   ============  =========  ============  ==========  ============  ==========  =============  ========= ===========

Notes to Financial Statements
(unaudited) (continued)



At June 30, 2001, Salomon Brothers Holding Co., Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

International Equity Fund..........................................  4.49%
Large Cap Growth Fund.............................................. 13.89%

4. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                   Purchases      Sales
                                                  ------------ ------------
Asia Growth Fund................................. $  7,802,364 $  9,065,915
                                                  ============ ============
International Equity Fund........................ $  1,615,727 $  2,941,489
                                                  ============ ============
Small Cap Growth Fund............................ $125,016,439 $126,697,052
                                                  ============ ============
Capital Fund..................................... $600,866,718 $296,920,945
                                                  ============ ============
Large Cap Growth Fund............................ $  1,847,891 $  3,222,989
                                                  ============ ============
Investors Value Fund............................. $275,277,233 $144,918,240
                                                  ============ ============
Balanced Fund:
  U.S. government securities..................... $  1,968,082 $  3,882,278
  Other investments..............................   32,404,151   44,042,405
                                                  ------------ ------------
                                                  $ 34,372,233 $ 47,924,683
                                                  ============ ============

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                   Net
                                      Gross        Gross        Unrealized
                                    Unrealized   Unrealized    Appreciation
                                   Appreciation Depreciation  (Depreciation)
                                   ------------ ------------  --------------
Asia Growth Fund.................. $  1,176,926 $ (1,580,735)  $   (403,809)
International Equity Fund.........    1,930,697   (6,654,006)    (4,723,309)
Small Cap Growth Fund.............   44,605,316  (42,796,482)     1,808,834
Capital Fund......................  126,488,675  (79,440,160)    47,048,515
Large Cap Growth Fund.............      600,751   (1,266,364)      (665,613)
Investors Value Fund..............  212,022,346  (62,955,856)   149,066,490
Balanced Fund.....................   11,122,599   (6,739,978)     4,382,621

Notes to Financial Statements
(unaudited) (continued)



The following written covered put option transactions for the Capital Fund occurred during the six months ended June 30, 2001:

                                                     Number of    Premiums
                                                     Contracts Received (Paid)
                                                     --------- ---------------
 Options written, outstanding at December 31, 2000..     --       $      --
 Options written....................................     50         249,842
 Options terminated in closing purchase transactions    (50)       (249,842)
                                                        ---       ---------
 Options written, outstanding at June 30, 2001......     --       $       0
                                                        ===       =========

The following written covered call option transactions for the Capital Fund occurred during the six months ended June 30, 2001:

                                                     Number of    Premiums
                                                     Contracts Received (Paid)
                                                     --------- ---------------
 Options written, outstanding at December 31, 2000..    283       $ 29,219
 Options terminated in closing purchase transactions   (283)       (29,219)
                                                       ----       --------
 Options written, outstanding at June 30, 2001......     --       $      0
                                                       ====       ========

The following written covered call option transactions for the Investors Value Fund occurred during the six months ended
June 30, 2001:

                                                     Number of    Premiums
                                                     Contracts Received (Paid)
                                                     --------- ---------------
 Options written, outstanding at December 31, 2000..   1,248     $   130,525
 Options written....................................   8,791       1,733,137
 Options terminated in closing purchase transactions  (4,789)     (1,022,011)
 Options exercised..................................    (375)       (167,620)
 Options expired....................................    (774)        (37,151)
                                                      ------     -----------
 Options written, outstanding at June 30, 2001......   4,101     $   636,880
                                                      ======     ===========


The following represents the written covered call option contracts open at June 30, 2001, for the Investors Value Fund:

Number of                                                                               Strike
Contracts                                                                    Expiration Price     Value
---------                                                                    ---------- ------ -----------
  1,016   Honeywell International Inc.......................................  7/21/01   $45.00 $   (25,400)
  3,085   SCI Systems, Inc..................................................  7/21/01    22.50  (1,172,300)
                                                                                               -----------
          Total Written Covered Call Options (Premiums received -- $636,880)                   $(1,197,700)
                                                                                               ===========


Notes to Financial Statements
(unaudited) (continued)

At June 30, 2001, the Small Cap Growth Fund had the following open futures contracts:

      Purchased        # of                                        Unrealized
      Contracts      Contracts Expiration Basis Value Market Value    Loss
      ---------      --------- ---------- ----------- ------------ ----------
  Russell 2000 Index    65        9/01    $16,794,895 $16,757,000  $(37,895)
                                                                   =========

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(unaudited) (continued)



6. Tax Information

At December 31, 2000, the Asia Growth Fund, International Equity Fund and the Large Cap Growth Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $2,422,000, $162,000 and $722,000 available to offset future capital gains through December 31, 2006, 2008 and 2008, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the Asia Growth Fund, International Equity Fund, Small Cap Growth Fund, Capital Fund, Large Cap Growth Fund, Investors Value Fund and Balanced Fund to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $109,179, $158,804 and $135,391 was reclassified to paid-in capital for the Asia Growth Fund, International Equity Fund and Large Cap Growth Fund, respectively. The Asia Growth Fund also reclassified $40 from accumulated net realized losses to paid-in capital. The Small Cap Growth Fund, Capital Fund, and Investors Value Fund had reclassifications of $47,361,722, $9,890,554 and $11,568,335,
respectively, from accumulated net realized gains to paid-in capital. For Balanced Fund, a portion of accumulated net investment income, amounting to $135,026, and accumulated net realized gain, amounting to $1,016,707, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes.

          Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                         Class A Shares
                                                                                    --------------------------------------
                                                                                    2001(1)     2000     1999      1998
                                                                                    -------    ------   ------    ------
Net Asset Value, Beginning of Period...............................................  $8.48     $12.67    $6.50     $7.48
                                                                                    ------     ------   ------    ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................   0.02*     (0.01)*  (0.00)*#   0.10
  Net realized and unrealized gain (loss)..........................................  (0.43)     (4.18)    6.17     (1.08)
                                                                                    ------     ------   ------    ------
Total Income (Loss) From Operations................................................  (0.41)     (4.19)    6.17     (0.98)
                                                                                    ------     ------   ------    ------
Less Distributions From:
  Net investment income............................................................     --         --       --        --
  Net realized gains...............................................................     --         --       --        --
                                                                                    ------     ------   ------    ------
Total Distributions................................................................     --         --       --        --
                                                                                    ------     ------   ------    ------
Net Asset Value, End of Period.....................................................  $8.07      $8.48   $12.67     $6.50
                                                                                    ======     ======   ======    ======
Total Return (3)...................................................................   (4.8)%++  (33.1)%   94.9%    (13.1)%
Net Assets, End of Period (000s)................................................... $4,058     $3,902   $7,108    $4,385
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       1.31%      --        --
  Total expenses, excluding interest expense (operating expenses)..................   1.24%+     1.24%    1.24%     1.24%
  Net investment income (loss).....................................................   0.50%+    (0.06)%  (0.01)%    1.48%
Portfolio Turnover Rate............................................................     59%       170%     248%      436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.13)*   $(0.17)* $(0.12)*  $(0.07)
  Expense ratio....................................................................   3.07%+     2.72%    2.62%     3.79%


                                                                                     1997    1996(2)
                                                                                    ------   -------
Net Asset Value, Beginning of Period............................................... $10.32   $10.00
                                                                                    ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................   0.03     0.05
  Net realized and unrealized gain (loss)..........................................  (2.59)    0.47
                                                                                    ------   ------
Total Income (Loss) From Operations................................................  (2.56)    0.52
                                                                                    ------   ------
Less Distributions From:
  Net investment income............................................................  (0.03)   (0.05)
  Net realized gains...............................................................  (0.25)   (0.15)
                                                                                    ------   ------
Total Distributions................................................................  (0.28)   (0.20)
                                                                                    ------   ------
Net Asset Value, End of Period.....................................................  $7.48   $10.32
                                                                                    ======   ======
Total Return (3)...................................................................  (25.6)%    5.2%++
Net Assets, End of Period (000s)................................................... $6,491   $3,693
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.24%    1.24%+
  Net investment income (loss).....................................................   0.27%    0.90%+
Portfolio Turnover Rate............................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.23)  $(0.18)
  Expense ratio....................................................................   3.81%    5.50%+

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                         Class B Shares
                                                                                    --------------------------------------
                                                                                    2001(1)     2000     1999      1998
                                                                                    --------------------------------------
Net Asset Value, Beginning of Period...............................................  $8.24     $12.41     $6.42    $7.44

                                                                                    ------     ------   -------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.00)*#   (0.11)*   (0.06)*   0.05
  Net realized and unrealized gain (loss)..........................................  (0.41)     (4.06)     6.05    (1.07)
                                                                                    ------     ------   -------   ------
Total Income (Loss) From Operations................................................  (0.41)     (4.17)     5.99    (1.02)
                                                                                    ------     ------   -------   ------
Less Distributions From:
  Net investment income............................................................     --         --        --       --
  Net realized gains...............................................................     --         --        --       --
                                                                                    ------     ------   -------   ------
Total Distributions................................................................     --         --        --       --
                                                                                    ------     ------   -------   ------
Net Asset Value, End of Period.....................................................  $7.83      $8.24    $12.41    $6.42
                                                                                    ======     ======   =======   ======
Total Return (3)...................................................................   (5.0)%++  (33.6)%    93.3%   (13.7)%
Net Assets, End of Period (000s)................................................... $5,168     $5,893   $10,658   $5,256
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       2.06%       --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%+     1.99%     1.99%    1.99%
  Net investment income (loss).....................................................  (0.10)%+   (0.95)%   (0.74)%   0.77%
Portfolio Turnover Rate............................................................     59%       170%      248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.16)*   $(0.26)*  $(0.12)* $(0.11)
  Expense ratio....................................................................   3.82%+     3.47%     3.39%    4.55%


                                                                                     1997    1996(2)

Net Asset Value, Beginning of Period............................................... $10.31   $10.00

                                                                                    ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.05)    0.01
  Net realized and unrealized gain (loss)..........................................  (2.57)    0.46
                                                                                    ------   ------
Total Income (Loss) From Operations................................................  (2.62)    0.47
                                                                                    ------   ------
Less Distributions From:
  Net investment income............................................................     --    (0.01)
  Net realized gains...............................................................  (0.25)   (0.15)
                                                                                    ------   ------
Total Distributions................................................................  (0.25)   (0.16)
                                                                                    ------   ------
Net Asset Value, End of Period.....................................................  $7.44   $10.31
                                                                                    ======   ======
Total Return (3)...................................................................  (26.1)%    4.7%++
Net Assets, End of Period (000s)................................................... $5,738   $3,163
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%    1.99%+
  Net investment income (loss).....................................................  (0.48)%   0.20%+
Portfolio Turnover Rate............................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.30)  $(0.23)
  Expense ratio....................................................................   4.56%    6.25%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from May 6, 1996 (inception date) to December 31, 1996.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                         Class 2 Shares
                                                                                    -------------------------------------
                                                                                    2001(1)     2000     1999    1998(2)
                                                                                    -------    ------   ------   -------
Net Asset Value, Beginning of Period...............................................  $8.24     $12.41    $6.42    $7.44
                                                                                    ------     ------   ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.00)*#   (0.10)*  (0.06)*   0.05
  Net realized and unrealized gain (loss)..........................................  (0.41)     (4.07)    6.05    (1.07)
                                                                                    ------     ------   ------   ------
Total Income (Loss) From Operations................................................  (0.41)     (4.17)    5.99    (1.02)
                                                                                    ------     ------   ------   ------
Less Distributions From:
  Net investment income............................................................     --         --       --       --
  Net realized gains...............................................................     --         --       --       --
                                                                                    ------     ------   ------   ------
Total Distributions................................................................     --         --       --       --
                                                                                    ------     ------   ------   ------
Net Asset Value, End of Period.....................................................  $7.83      $8.24   $12.41    $6.42
                                                                                    ======     ======   ======   ======
Total Return (4)...................................................................   (5.0)%++  (33.6)%   93.3%   (13.7)%
Net Assets, End of Period (000s)................................................... $2,696     $3,107   $4,227   $2,291
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       2.08%      --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%+     1.99%    1.99%    1.99%
  Net investment income (loss).....................................................  (0.11)%+   (0.87)%  (0.76)%   0.80%
Portfolio Turnover Rate............................................................     59%       170%     248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.16)*   $(0.25)* $(0.11)* $(0.11)
  Expense ratio....................................................................   3.82%+     3.48%    3.37%    4.55%


                                                                                     1997    1996(3)
                                                                                    ------   -------
Net Asset Value, Beginning of Period............................................... $10.30   $10.00
                                                                                    ------   ------
Income (Loss) From Operations:
  Net investment income (loss).....................................................  (0.05)    0.01
  Net realized and unrealized gain (loss)..........................................  (2.56)    0.45
                                                                                    ------   ------
Total Income (Loss) From Operations................................................  (2.61)    0.46
                                                                                    ------   ------
Less Distributions From:
  Net investment income............................................................     --    (0.01)
  Net realized gains...............................................................  (0.25)   (0.15)
                                                                                    ------   ------
Total Distributions................................................................  (0.25)   (0.16)
                                                                                    ------   ------
Net Asset Value, End of Period.....................................................  $7.44   $10.30
                                                                                    ======   ======
Total Return (4)...................................................................  (26.0)%    4.6%++
Net Assets, End of Period (000s)................................................... $1,643     $246
Ratios to Average Net Assets:
  Total expenses, including interest expense.......................................     --       --
  Total expenses, excluding interest expense (operating expenses)..................   1.99%    2.00%+
  Net investment income (loss).....................................................  (0.47)%   0.08%+
Portfolio Turnover Rate............................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.................................................... $(0.30)  $(0.20)
  Expense ratio....................................................................   4.56%    6.26%+

Asia Growth Fund

--------------------------------------------------------------------------------

                                                                                                               Class O Shares
                                                                                          -------------------------------------
                                                                                          2001(1)     2000     1999     1998
                                                                                          -------    ------   ------   ------
Net Asset Value, Beginning of Period.....................................................  $8.56     $12.76    $6.54    $7.50
                                                                                          ------     ------   ------   ------
Income (Loss) From Operations:
  Net investment income..................................................................   0.04*      0.02*    0.02*    0.12
  Net realized and unrealized gain (loss)................................................  (0.42)     (4.22)    6.20    (1.08)
                                                                                          ------     ------   ------   ------
Total Income (Loss) From Operations......................................................  (0.38)     (4.20)    6.22    (0.96)
                                                                                          ------     ------   ------   ------
Less Distributions From:
  Net investment income..................................................................     --         --       --       --
  Net realized gains.....................................................................     --         --       --       --
                                                                                          ------     ------   ------   ------
Total Distributions......................................................................     --         --       --       --
                                                                                          ------     ------   ------   ------
Net Asset Value, End of Period...........................................................  $8.18      $8.56   $12.76    $6.54
                                                                                          ======     ======   ======   ======
Total Return (4).........................................................................   (4.4)%++  (32.9)%   95.1%   (12.8)%
Net Assets, End of Period (000s).........................................................   $794       $846   $1,343   $1,354
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................     --       1.06%      --       --
  Total expenses, excluding interest expense (operating expenses)........................   0.99%+     0.99%    0.97%    0.99%
  Net investment income..................................................................   0.97%+     0.14%    0.23%    1.90%
Portfolio Turnover Rate..................................................................     59%       170%     248%     436%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.......................................................... $(0.13)*   $(0.15)* $(0.11)* $(0.04)
  Expense ratio..........................................................................   2.82%+     2.48%    2.32%    3.55%


                                                                                           1997    1996(3)
                                                                                          ------   -------
Net Asset Value, Beginning of Period..................................................... $10.32   $10.00
                                                                                          ------   ------
Income (Loss) From Operations:
  Net investment income..................................................................   0.05     0.07
  Net realized and unrealized gain (loss)................................................  (2.59)    0.46
                                                                                          ------   ------
Total Income (Loss) From Operations......................................................  (2.54)    0.53
                                                                                          ------   ------
Less Distributions From:
  Net investment income..................................................................  (0.03)   (0.06)
  Net realized gains.....................................................................  (0.25)   (0.15)
                                                                                          ------   ------
Total Distributions......................................................................  (0.28)   (0.21)
                                                                                          ------   ------
Net Asset Value, End of Period...........................................................  $7.50   $10.32
                                                                                          ======   ======
Total Return (4).........................................................................  (25.3)%    5.3%++
Net Assets, End of Period (000s).........................................................   $412     $124
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................     --       --
  Total expenses, excluding interest expense (operating expenses)........................   0.99%    0.99%+
  Net investment income..................................................................   0.51%    1.21%+
Portfolio Turnover Rate..................................................................    294%     119%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share.......................................................... $(0.20)  $(0.18)
  Expense ratio..........................................................................   3.56%    5.25%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)For the period from May 6, 1996 (inception date) to December 31, 1996.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                 Class A Shares
                                                                                         ----------------------------
                                                                                         2001(1)      2000     1999(2)
                                                                                         -------     -------   -------
Net Asset Value, Beginning of Period....................................................   $9.60      $12.49   $10.00
                                                                                         -------     -------   ------
Income (Loss) From Operations:
  Net investment income (loss) (3)......................................................    0.01       (0.04)   (0.03)
  Net realized and unrealized gain (loss)...............................................   (0.97)      (2.85)    2.52
                                                                                         -------     -------   ------
Total Income (Loss) From Operations.....................................................   (0.96)      (2.89)    2.49
                                                                                         -------     -------   ------
Less Distributions From:
  Net investment income.................................................................      --          --       --
  Net realized gains....................................................................      --          --       --
                                                                                         -------     -------   ------
Total Distributions.....................................................................      --          --       --
                                                                                         -------     -------   ------
Net Asset Value, End of Period..........................................................   $8.64       $9.60   $12.49
                                                                                         =======     =======   ======
Total Return (4)........................................................................   (10.0)%++   (23.1)%   24.9%++
Net Assets, End of Period (000s)........................................................ $10,971     $12,472   $2,538
Ratios to Average Net Assets:
  Expenses..............................................................................    1.75%+      1.75%    1.75%+
  Net investment income (loss)..........................................................    0.14%+     (0.41)%  (1.39)%+
Portfolio Turnover Rate.................................................................       8%          1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).....................................................  $(0.01)     $(0.08)  $(0.08)
  Expense ratio.........................................................................    2.09%+      2.10%    4.36%+

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                 Class B Shares
                                                                                         --------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -------    ------   -------
Net Asset Value, Beginning of Period....................................................  $9.51     $12.47   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.03)     (0.13)   (0.04)
  Net realized and unrealized gain (loss)...............................................  (0.95)     (2.83)    2.51
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.98)     (2.96)    2.47
                                                                                         ------     ------   ------
Less Distributions From:
  Net investment income.................................................................     --         --       --
  Net realized gains....................................................................     --         --       --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --         --       --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.53      $9.51   $12.47
                                                                                         ======     ======   ======
Total Return (4)........................................................................  (10.3)%++  (23.7)%   24.7%++
Net Assets, End of Period (000s)........................................................ $3,830     $4,685   $3,863
Ratios to Average Net Assets:
  Expenses..............................................................................   2.50%+     2.50%    2.50%+
  Net investment loss...................................................................  (0.64)%+   (1.19)%  (2.30)%+
Portfolio Turnover Rate.................................................................      8%         1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.04)    $(0.17)  $(0.09)
  Expense ratio.........................................................................   2.84%+     2.85%    5.11%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                Class 2 Shares
                                                                                         -----------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -----------------------------
Net Asset Value, Beginning of Period....................................................  $9.50     $12.46   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.03)     (0.13)   (0.04)
  Net realized and unrealized gain (loss)...............................................  (0.95)     (2.83)    2.50
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.98)     (2.96)    2.46
                                                                                         ------     ------   ------
Less Distributions From:
  Net investment income.................................................................     --         --       --
  Net realized gains....................................................................     --         --       --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --         --       --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.52      $9.50   $12.46
                                                                                         ======     ======   ======
Total Return (4)........................................................................  (10.3)%++  (23.8)%   24.6%++
Net Assets, End of Period (000s)........................................................ $3,438     $4,384   $2,441
Ratios to Average Net Assets:
  Expenses..............................................................................   2.50%+     2.50%    2.50%+
  Net investment loss...................................................................  (0.58)%+   (1.15)%  (2.13)%+
Portfolio Turnover Rate.................................................................      8%         1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.04)    $(0.17)  $(0.09)
  Expense ratio.........................................................................   2.84%+     2.85%    5.09%+

International Equity Fund

--------------------------------------------------------------------------------

                                                                                                 Class O Shares
                                                                                         -----------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -----------------------------
Net Asset Value, Beginning of Period....................................................  $9.62     $12.49   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment income (loss) (3)......................................................   0.02      (0.02)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (0.97)     (2.85)    2.51
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.95)     (2.87)    2.49
                                                                                         ------     ------   ------
Less Distributions From:
  Net investment income.................................................................     --         --       --
  Net realized gains....................................................................     --         --       --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --         --       --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.67      $9.62   $12.49
                                                                                         ======     ======   ======
Total Return (4)........................................................................   (9.9)%++  (23.0)%   24.9%++
Net Assets, End of Period (000s)........................................................   $894     $1,012   $1,262
Ratios to Average Net Assets:
  Expenses..............................................................................   1.50%+     1.50%    1.50%+
  Net investment income (loss)..........................................................   0.31%+    (0.22)%  (0.83)%+
Portfolio Turnover Rate.................................................................      8%         1%       1%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.00)#   $(0.06)  $(0.07)
  Expense ratio.........................................................................   1.84%+     1.85%    4.05%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                           Class A Shares
                                                                                            ----------------------------------
                                                                                            2001(1)        2000       1999
                                                                                            ----------------------------------
Net Asset Value, Beginning of Period.......................................................   $14.23       $17.23     $11.59
                                                                                            --------     --------   --------
Income (Loss) From Operations:
  Net investment income (loss).............................................................     0.06*       (0.04)*    (0.07)*
  Net realized and unrealized gain (loss)..................................................    (0.36)        2.55       6.63
                                                                                            --------     --------   --------
Total Income (Loss) From Operations........................................................    (0.30)        2.51       6.56
                                                                                            --------     --------   --------
Less Distributions From:
  Net realized gains.......................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Total Distributions........................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Net Asset Value, End of Period.............................................................   $13.93       $14.23     $17.23
                                                                                            ========     ========   ========
Total Return (3)...........................................................................     (2.1)%++     14.1%      57.5%
Net Assets, End of Period (000s)........................................................... $170,924     $178,307   $167,281
Ratios to Average Net Assets:
  Expenses.................................................................................     1.32%+       1.39%      1.37%
  Net investment income (loss).............................................................     0.83%+      (0.25)%    (0.52)%
Portfolio Turnover Rate....................................................................       47%         123%       142%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................      N/A          N/A     $(0.08)*
  Expense ratio............................................................................      N/A          N/A       1.40%


                                                                                            1998(2)

Net Asset Value, Beginning of Period....................................................... $10.00
                                                                                            ------
Income (Loss) From Operations:
  Net investment income (loss).............................................................  (0.02)
  Net realized and unrealized gain (loss)..................................................   1.61
                                                                                            ------
Total Income (Loss) From Operations........................................................   1.59
                                                                                            ------
Less Distributions From:
  Net realized gains.......................................................................     --
                                                                                            ------
Total Distributions........................................................................     --
                                                                                            ------
Net Asset Value, End of Period............................................................. $11.59
                                                                                            ======
Total Return (3)...........................................................................   15.9%++
Net Assets, End of Period (000s)........................................................... $3,205
Ratios to Average Net Assets:
  Expenses.................................................................................   1.50%+
  Net investment income (loss).............................................................  (0.51)%+
Portfolio Turnover Rate....................................................................     96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.06)
  Expense ratio............................................................................   2.30%+

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                           Class B Shares
                                                                                            ----------------------------------
                                                                                            2001(1)        2000       1999
                                                                                            ----------------------------------
Net Asset Value, Beginning of Period.......................................................   $13.85       $17.01     $11.55
                                                                                            --------     --------   --------
Income (Loss) From Operations:
  Net investment loss......................................................................    (0.00)*#     (0.17)*    (0.17)*
  Net realized and unrealized gain (loss)..................................................    (0.35)        2.52       6.55
                                                                                            --------     --------   --------
Total Income (Loss) From Operations........................................................    (0.35)        2.35       6.38
                                                                                            --------     --------   --------
Less Distributions From:
  Net realized gains.......................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Total Distributions........................................................................       --        (5.51)     (0.92)
                                                                                            --------     --------   --------
Net Asset Value, End of Period.............................................................   $13.50       $13.85     $17.01
                                                                                            ========     ========   ========
Total Return (3)...........................................................................     (2.5)%++     13.2%      56.2%
Net Assets, End of Period (000s)........................................................... $122,215     $132,219   $124,560
Ratios to Average Net Assets:
  Expenses.................................................................................     2.14%+       2.14%      2.12%
  Net investment income (loss).............................................................     0.01%+      (1.00)%    (1.23)%
Portfolio Turnover Rate....................................................................       47%         123%       142%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................      N/A          N/A     $(0.17)*
  Expense ratio............................................................................      N/A          N/A       2.15%


                                                                                            1998(2)

Net Asset Value, Beginning of Period....................................................... $10.00
                                                                                            ------
Income (Loss) From Operations:
  Net investment loss......................................................................  (0.06)
  Net realized and unrealized gain (loss)..................................................   1.61
                                                                                            ------
Total Income (Loss) From Operations........................................................   1.55
                                                                                            ------
Less Distributions From:
  Net realized gains.......................................................................     --
                                                                                            ------
Total Distributions........................................................................     --
                                                                                            ------
Net Asset Value, End of Period............................................................. $11.55
                                                                                            ======
Total Return (3)...........................................................................   15.5%++
Net Assets, End of Period (000s)........................................................... $3,850
Ratios to Average Net Assets:
  Expenses.................................................................................   2.25%+
  Net investment income (loss).............................................................  (1.21)%+
Portfolio Turnover Rate....................................................................     96%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment loss per share and expense ratios would have been:
  Net investment loss per share............................................................ $(0.10)
  Expense ratio............................................................................   3.05%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                                 Class 2 Shares
                                                  -----------------------------------------
                                                  2001(1)       2000      1999     1998(2)(3)
                                                  -----------------------------------------
Net Asset Value, Beginning of Period.............  $13.88       $17.04    $11.56     $10.00
                                                  -------     --------   -------    -------
Income (Loss) From Operations:
 Net investment loss.............................   (0.00)*#     (0.17)*   (0.17)*    (0.06)
 Net realized and unrealized gain (loss).........   (0.35)        2.52      6.57       1.62
                                                  -------     --------   -------    -------
Total Income (Loss) From Operations..............   (0.35)        2.35      6.40       1.56
                                                  -------     --------   -------    -------
Less Distributions From:
 Net realized gains..............................      --        (5.51)    (0.92)        --
                                                  -------     --------   -------    -------
Total Distributions..............................      --        (5.51)    (0.92)        --
                                                  -------     --------   -------    -------
Net Asset Value, End of Period...................  $13.53       $13.88    $17.04     $11.56
                                                  =======     ========   =======    =======
Total Return (4).................................    (2.5)%++     13.2%     56.3%      15.6%++
Net Assets, End of Period (000s)................. $16,521     $ 16,468   $14,285     $1,471
Ratios to Average Net Assets:
 Expenses........................................    2.14%+       2.14%     2.14%      2.25%+
 Net investment income (loss)....................    0.05%+      (1.00)%   (1.22)%    (1.35)%+
Portfolio Turnover Rate..........................      47%         123%      142%        96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned
oncustodian cash balances, net investment loss
per share and expense ratios would have been:
 Net investment loss per share...................     N/A          N/A    $(0.17)*  $ (0.10)
 Expense ratio...................................     N/A          N/A      2.18%      3.05%+

Small Cap Growth Fund

--------------------------------------------------------------------------------

                                                              Class O Shares
                                                  ------------------------------------
                                                  2001(1)     2000      1999    1998(2)
                                                  ------------------------------------
Net Asset Value, Beginning of Period............. $14.34     $17.29    $11.60   $10.00
                                                  ------     ------    ------   ------
Income (Loss) From Operations:
 Net investment income (loss)....................   0.07*     (0.00)*#  (0.06)*  (0.01)
 Net realized and unrealized gain (loss).........  (0.36)      2.56      6.67     1.61
                                                  ------     ------    ------   ------
Total Income (Loss) From Operations..............  (0.29)      2.56      6.61     1.60
                                                  ------     ------    ------   ------
Less Distributions From:
 Net realized gains..............................     --      (5.51)    (0.92)      --
                                                  ------     ------    ------   ------
Total Distributions..............................     --      (5.51)    (0.92)      --
                                                  ------     ------    ------   ------
Net Asset Value, End of Period................... $14.05     $14.34    $17.29   $11.60
                                                  ======     ======    ======   ======
Total Return (4).................................   (2.0)%++   14.4%     57.9%    16.0%++
Net Assets, End of Period (000s).................   $613       $621       $67      $67
Ratios to Average Net Assets:
 Expenses........................................   1.13%+     1.17%     1.24%    1.25%+
 Net investment income (loss)....................   1.00%+    (0.01)%   (0.49)%  (0.18)%+
Portfolio Turnover Rate..........................     47%       123%      142%      96%
Before applicable waiver of management fee,
expenses absorbed by SBAM and credits earned on
custodiancash balances, net investment loss per
share and expense ratios would have been:
 Net investment loss per share...................    N/A        N/A    $(0.06)* $(0.05)
 Expense ratio...................................    N/A        N/A      1.27%    2.05%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from July 1, 1998 (inception date) to December 31, 1998.
(3)On September 14, 1998, Class C shares were renamed Class 2 shares.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund

--------------------------------------------------------------------------------

                                                           Class A Shares
                                     -------------------------------------------------------
                                      2001(1)      2000     1999     1998     1997    1996(2)
                                     -------------------------------------------------------
Net Asset Value, Beginning of Period   $25.44      $25.29   $22.92   $21.15  $19.88   $21.98
                                     --------    --------  -------  -------  ------   ------
Income (Loss) From Operations:
  Net investment income (loss)......     0.10*       0.17*    0.15*    0.14   (0.00)#   0.01*
  Net realized and unrealized gain..     1.15        4.53     4.99     4.64    5.10     1.54
                                     --------    --------  -------  -------  ------   ------
Total Income From Operations........     1.25        4.70     5.14     4.78    5.10     1.55
                                     --------    --------  -------  -------  ------   ------
Less Distributions From:
  Net investment income.............    (0.09)      (0.13)   (0.18)   (0.18)     --    (0.15)
  Net realized gains................    (0.55)      (4.42)   (2.59)   (2.83)  (3.83)   (3.50)
                                     --------    --------  -------  -------  ------   ------
Total Distributions.................    (0.64)      (4.55)   (2.77)   (3.01)  (3.83)   (3.65)
                                     --------    --------  -------  -------  ------   ------
Net Asset Value, End of Period......   $26.05      $25.44   $25.29   $22.92  $21.15   $19.88
                                     ========    ========  =======  =======  ======   ======
Total Return (3)....................      5.0%++     18.9%    23.1%    23.7%   26.4%     7.7%++
Net Assets, End of Period (000s).... $224,475    $109,786  $29,814  $11,425  $5,589     $344
Ratios to Average Net Assets:
  Expenses..........................     1.03%+      1.16%    1.27%    1.34%   1.46%    1.88%+
  Net investment income (loss)......     0.79%+      0.66%    0.61%    0.81%  (0.10)%   0.18%+
Portfolio Turnover Rate.............       39%         97%     126%     141%    159%     191%

Capital Fund

--------------------------------------------------------------------------------

                                                            Class B Shares
                                     ---------------------------------------------------------
                                      2001(1)      2000      1999      1998     1997    1996(2)
                                     ---------------------------------------------------------
Net Asset Value, Beginning of Period   $24.86      $24.86    $22.63    $21.01  $19.90   $21.98
                                     --------    --------   -------   -------  ------   ------
Income (Loss) From Operations:
  Net investment income (loss)......    (0.00)*#    (0.04)*   (0.04)*    0.09   (0.07)   (0.02)*
  Net realized and unrealized gain..     1.12        4.46      4.92      4.45    5.01     1.56
                                     --------    --------   -------   -------  ------   ------
Total Income From Operations........     1.12        4.42      4.88      4.54    4.94     1.54
                                     --------    --------   -------   -------  ------   ------
Less Distributions From:
  Net investment income.............    (0.02)         --     (0.06)    (0.09)     --    (0.12)
  Net realized gains................    (0.55)      (4.42)    (2.59)    (2.83)  (3.83)   (3.50)
                                     --------    --------   -------   -------  ------   ------
Total Distributions.................    (0.57)      (4.42)    (2.65)    (2.92)  (3.83)   (3.62)
                                     --------    --------   -------   -------  ------   ------
Net Asset Value, End of Period......   $25.41      $24.86    $24.86    $22.63  $21.01   $19.90
                                     ========    ========   =======   =======  ======   ======
Total Return (3)....................      4.5%++     18.1%     22.2%     22.6%   25.6%     7.6%++
Net Assets, End of Period (000s).... $300,235    $195,736   $79,678   $22,294  $3,820     $219
Ratios to Average Net Assets:
  Expenses..........................     1.80%+      1.91%     2.02%     2.09%   2.20%    2.73%+
  Net investment income (loss)......     0.02%+     (0.14)%   (0.16)%    0.17%  (0.94)%  (0.66)%+
Portfolio Turnover Rate.............       39%         97%      126%      141%    159%     191%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from November 1, 1996 (inception date) to December 31, 1996.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Capital Fund

--------------------------------------------------------------------------------

                                                           Class 2 Shares
                                     --------------------------------------------------------
                                     2001(1)       2000      1999     1998(2)  1997    1996(3)
                                     --------------------------------------------------------
Net Asset Value, Beginning of Period   $24.90      $24.90    $22.69   $21.02  $19.91   $21.98
                                     --------    --------   -------   ------  ------   ------
Income (Loss) From Operations:
  Net investment income (loss)......    (0.00)*#    (0.03)*   (0.04)*   0.07   (0.06)   (0.02)*
  Net realized and unrealized gain..     1.13        4.45      4.91     4.47    5.00     1.57
                                     --------    --------   -------   ------  ------   ------
Total Income From Operations........     1.13        4.42      4.87     4.54    4.94     1.55
                                     --------    --------   -------   ------  ------   ------
Less Distributions From:
  Net investment income.............    (0.02)         --     (0.07)   (0.04)  (3.83)   (0.12)
  Net realized gains................    (0.55)      (4.42)    (2.59)   (2.83)     --    (3.50)
                                     --------    --------   -------   ------  ------   ------
Total Distributions.................    (0.57)      (4.42)    (2.66)   (2.87)  (3.83)   (3.62)
                                     --------    --------   -------   ------  ------   ------
Net Asset Value, End of Period......   $25.46      $24.90    $24.90   $22.69  $21.02   $19.91
                                     ========    ========   =======   ======  ======   ======
Total Return (4)....................      4.6%++     18.0%     22.2%    22.6%   25.6%     7.7%++
Net Assets, End of Period (000s).... $241,374    $122,307   $24,830   $6,369  $2,385     $130
Ratios to Average Net Assets:
  Expenses..........................     1.81%+      1.91%     2.02%    2.09%   2.21%    2.45%+
  Net investment income (loss)......     0.01%+     (0.12)%   (0.18)%   0.09%  (0.91)%  (0.50)%+
Portfolio Turnover Rate.............       39%         97%      126%     141%    159%     191%

Capital Fund

--------------------------------------------------------------------------------

                                                                  Class O Shares                         Class Y Shares
                                           ------------------------------------------------------------  --------------
                                           2001(1)       2000      1999      1998      1997      1996        2001(5)
                                           ------------------------------------------------------------  --------------
Net Asset Value, Beginning of Period......   $25.61      $25.43    $22.99    $21.23    $19.88    $18.67      $27.48
                                           --------    --------  --------  --------  --------  --------     -------
Income (Loss) From Operations:
  Net investment income...................     0.15*       0.23*     0.22*     0.21      0.05      0.13*       0.12*
  Net realized and unrealized gain (loss).     1.15        4.57      5.00      4.62      5.13      5.70       (0.70)
                                           --------    --------  --------  --------  --------  --------     -------
Total Income (Loss) From Operations.......     1.30        4.80      5.22      4.83      5.18      5.83       (0.58)
                                           --------    --------  --------  --------  --------  --------     -------
Less Distributions From:
  Net investment income...................    (0.13)      (0.20)    (0.19)    (0.24)       --     (0.15)      (0.10)
  Net realized gains......................    (0.55)      (4.42)    (2.59)    (2.83)    (3.83)    (4.47)      (0.55)
                                           --------    --------  --------  --------  --------  --------     -------
Total Distributions.......................    (0.68)      (4.62)    (2.78)    (3.07)    (3.83)    (4.62)      (0.65)
                                           --------    --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period............   $26.23      $25.61    $25.43    $22.99    $21.23    $19.88      $26.25
                                           ========    ========  ========  ========  ========  ========     =======
Total Return (4)..........................      5.2%++     19.2%     23.4%     23.8%     26.8%     33.3%       (2.0)%++
Net Assets, End of Period (000s).......... $233,751    $227,739  $215,308  $194,973  $175,470  $135,943     $39,106
Ratios to Average Net Assets:
  Expenses................................     0.67%+      0.90%     1.01%     1.08%     1.22%     1.38%       0.66%+
  Net investment income...................     1.17%+      0.84%     0.91%     0.96%     0.26%     0.67%       1.12%+
Portfolio Turnover Rate...................       39%         97%      126%      141%      159%      191%         39%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)For the period from November 1, 1996 (inception date) to December 31, 1996.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from January 31, 2001 (inception date) to June 30, 2001 (unaudited).
 * Per share amounts have been calculated using the average shares method.
 # Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                Class A Shares
                                                                                         --------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         --------------------------
Net Asset Value, Beginning of Period....................................................  $9.37     $11.18   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.02)     (0.06)   (0.01)
  Net realized and unrealized gain (loss)...............................................  (0.86)     (1.73)    1.19
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.88)     (1.79)    1.18
                                                                                         ------     ------   ------
Less Distributions From:
  Net realized gains....................................................................     --      (0.02)      --
  Capital...............................................................................     --      (0.00)#     --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --      (0.02)      --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.49      $9.37   $11.18
                                                                                         ======     ======   ======
Total Return (4)........................................................................   (9.4)%++  (16.0)%   11.8%++
Net Assets, End of Period (000s)........................................................ $1,436     $2,199   $2,070
Ratios to Average Net Assets:
  Expenses..............................................................................   1.45%+     1.45%    1.44%+
  Net investment loss...................................................................  (0.50)%+   (0.51)%  (0.37)%+
Portfolio Turnover Rate.................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.06)    $(0.10)  $(0.07)
  Expense ratio.........................................................................   2.13%+     1.88%    4.02%+

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                Class B Shares
                                                                                         --------------------------
                                                                                         2001(1)     2000    1999(2)
                                                                                         -------    ------   -------
Net Asset Value, Beginning of Period....................................................  $9.29     $11.17   $10.00
                                                                                         ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)...............................................................  (0.05)     (0.14)   (0.02)
  Net realized and unrealized gain (loss)...............................................  (0.85)     (1.72)    1.19
                                                                                         ------     ------   ------
Total Income (Loss) From Operations.....................................................  (0.90)     (1.86)    1.17
                                                                                         ------     ------   ------
Less Distributions From:
  Net realized gains....................................................................     --      (0.02)      --
  Capital...............................................................................     --      (0.00)#     --
                                                                                         ------     ------   ------
Total Distributions.....................................................................     --      (0.02)      --
                                                                                         ------     ------   ------
Net Asset Value, End of Period..........................................................  $8.39      $9.29   $11.17
                                                                                         ======     ======   ======
Total Return (4)........................................................................   (9.7)%++  (16.6)%   11.7%++
Net Assets, End of Period (000s)........................................................ $4,883     $6,709   $6,243
Ratios to Average Net Assets:
  Expenses..............................................................................   2.20%+     2.20%    2.21%+
  Net investment loss...................................................................  (1.25)%+   (1.26)%  (1.17)%+
Portfolio Turnover Rate.................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3)..................................................... $(0.09)    $(0.18)  $(0.08)
  Expense ratio.........................................................................   2.87%+     2.63%    4.73%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                     Class 2 Shares
                                                                                              --------------------------
                                                                                              2001(1)     2000    1999(2)
                                                                                              -------    ---------------
Net Asset Value, Beginning of Period.........................................................  $9.30     $11.16   $10.00
                                                                                              ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)....................................................................  (0.05)     (0.14)   (0.02)
  Net realized and unrealized gain (loss)....................................................  (0.86)     (1.70)    1.18
                                                                                              ------     ------   ------
Total Income (Loss) From Operations..........................................................  (0.91)     (1.84)    1.16
                                                                                              ------     ------   ------
Less Distributions From:
  Net realized gains.........................................................................     --      (0.02)      --
  Capital....................................................................................     --      (0.00)#     --
                                                                                              ------     ------   ------
Total Distributions..........................................................................     --      (0.02)      --
                                                                                              ------     ------   ------
Net Asset Value, End of Period...............................................................  $8.39      $9.30   $11.16
                                                                                              ======     ======   ======
Total Return (4).............................................................................   (9.8)%++  (16.5)%   11.6%++
Net Assets, End of Period (000s)............................................................. $2,521     $2,362   $1,234
Ratios to Average Net Assets:
  Expenses...................................................................................   2.20%+     2.20%    2.19%+
  Net investment loss........................................................................  (1.26)%+   (1.27)%  (1.14)%+
Portfolio Turnover Rate......................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).......................................................... $(0.08)    $(0.18)  $(0.08)
  Expense ratio..............................................................................   2.87%+     2.63%    4.71%+

Large Cap Growth Fund

--------------------------------------------------------------------------------

                                                                                                     Class O Shares
                                                                                              --------------------------
                                                                                              2001(1)     2000    1999(5)
                                                                                              -------    ---------------
Net Asset Value, Beginning of Period.........................................................  $9.40     $11.18   $10.00
                                                                                              ------     ------   ------
Income (Loss) From Operations:
  Net investment loss (3)....................................................................  (0.01)     (0.03)   (0.00)#
  Net realized and unrealized gain (loss)....................................................  (0.86)     (1.73)    1.18
                                                                                              ------     ------   ------
Total Income (Loss) From Operations..........................................................  (0.87)     (1.76)    1.18
                                                                                              ------     ------   ------
Less Distributions From:
  Net realized gains.........................................................................     --      (0.02)      --
  Capital....................................................................................     --      (0.00)#     --
                                                                                              ------     ------   ------
Total Distributions..........................................................................     --      (0.02)      --
                                                                                              ------     ------   ------
Net Asset Value, End of Period...............................................................  $8.53      $9.40   $11.18
                                                                                              ======     ======   ======
Total Return (4).............................................................................   (9.3)%++  (15.7)%   11.8%++
Net Assets, End of Period (000s)............................................................. $1,472     $1,626   $1,917
Ratios to Average Net Assets:
  Expenses...................................................................................   1.20%+     1.20%    1.21%+
  Net investment loss........................................................................  (0.26)%+   (0.25)%  (0.11)%+
Portfolio Turnover Rate......................................................................     17%        79%      10%
Before applicable waiver of management fee and expenses absorbed by SBAM, net investment loss per share and expense ratios would have been:
  Net investment loss per share (3).......................................................... $(0.04)    $(0.07)  $(0.07)
  Expense ratio..............................................................................   1.88%+     1.62%    3.88%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from October 25, 1999 (inception date) to December 31, 1999.
(3)Per share amounts have been calculated using the average shares method.
(4)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
(5)For the period from October 26, 1999 (inception date) to December 31, 1999. # Amount represents less than $0.01 per share.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

          Financial Highlights
          (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund

--------------------------------------------------------------------------------

                                                                Class A Shares
                                           --------------------------------------------------------
                                           2001(1)       2000     1999     1998     1997     1996
                                           --------------------------------------------------------
Net Asset Value, Beginning of Period......   $20.41      $20.70   $22.04   $21.11   $18.89   $16.62
                                           --------     -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income...................     0.08*       0.18*    0.21*    0.19     0.16     0.19
  Net realized and unrealized gain (loss).    (0.24)       2.80     2.29     2.91     4.64     4.63
                                           --------     -------  -------  -------  -------  -------
Total Income (Loss) From Operations.......    (0.16)       2.98     2.50     3.10     4.80     4.82
                                           --------     -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.07)      (0.19)   (0.13)   (0.17)   (0.21)   (0.22)
  Net realized gains......................    (0.42)      (3.08)   (3.71)   (2.00)   (2.37)   (2.33)
                                           --------     -------  -------  -------  -------  -------
Total Distributions.......................    (0.49)      (3.27)   (3.84)   (2.17)   (2.58)   (2.55)
                                           --------     -------  -------  -------  -------  -------
Net Asset Value, End of Period............   $19.76      $20.41   $20.70   $22.04   $21.11   $18.89
                                           ========     =======  =======  =======  =======  =======
Total Return (2)..........................     (0.8)%++    14.9%    11.5%    15.2%    26.2%    30.3%
Net Assets, End of Period (000s).......... $129,059     $72,445  $32,817  $50,953  $57,105  $10,905
Ratios to Average Net Assets:
  Expenses................................     1.05%+      1.00%    0.87%    0.88%    0.95%    1.06%
  Net investment income (loss)............    (0.77)%+     0.85%    0.90%    0.87%    0.86%    0.94%
Portfolio Turnover Rate...................       17%         75%      66%      74%      62%      58%

Investors Value Fund
---------------------------------------------------------------------------------------------------
                                                                Class B Shares
                                           --------------------------------------------------------
                                           2001(1)       2000     1999     1998     1997     1996
                                           --------------------------------------------------------
Net Asset Value, Beginning of Period......   $20.09      $20.43   $21.87   $21.00   $18.86   $16.61
                                           --------     -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income (loss)............    (0.01)*      0.02*    0.04*    0.05     0.04     0.08
  Net realized and unrealized gain (loss).    (0.22)       2.77     2.26     2.85     4.58     4.60
                                           --------     -------  -------  -------  -------  -------
Total Income (Loss) From Operations.......    (0.23)       2.79     2.30     2.90     4.62     4.68
                                           --------     -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income...................    (0.01)      (0.05)   (0.03)   (0.03)   (0.11)   (0.10)
  Net realized gains......................    (0.42)      (3.08)   (3.71)   (2.00)   (2.37)   (2.33)
                                           --------     -------  -------  -------  -------  -------
Total Distributions.......................    (0.43)      (3.13)   (3.74)   (2.03)   (2.48)   (2.43)
                                           --------     -------  -------  -------  -------  -------
Net Asset Value, End of Period............   $19.43      $20.09   $20.43   $21.87   $21.00   $18.86
                                           ========     =======  =======  =======  =======  =======
Total Return (2)..........................     (1.2)%++    14.2%    10.6%    14.3%    25.3%    29.2%
Net Assets, End of Period (000s)..........  $84,820     $80,960  $81,759  $75,189  $49,786   $9,433
Ratios to Average Net Assets:
  Expenses................................     1.90%+      1.73%    1.61%    1.63%    1.70%    1.82%
  Net investment income (loss)............    (0.12)%+     0.12%    0.16%    0.18%    0.12%    0.21%
Portfolio Turnover Rate...................       17%         75%      66%      74%      62%      58%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Investors Value Fund

--------------------------------------------------------------------------------

                                                               Class 2 Shares
                                           ------------------------------------------------------
                                           2001(1)      2000     1999    1998(2)   1997     1996
                                           ------------------------------------------------------
Net Asset Value, Beginning of Period......  $20.13      $20.46   $21.88   $21.01   $18.86  $16.61
                                           -------     -------  -------  -------  -------  ------
Income (Loss) From Operations:
  Net investment income (loss)............   (0.01)*      0.02*    0.03*    0.05     0.04    0.07
  Net realized and unrealized gain (loss).   (0.21)       2.78     2.30     2.84     4.59    4.60
                                           -------     -------  -------  -------  -------  ------
Total Income (Loss) From Operations.......   (0.22)       2.80     2.33     2.89     4.63    4.67
                                           -------     -------  -------  -------  -------  ------
Less Distributions From:
  Net investment income...................   (0.01)      (0.05)   (0.04)   (0.02)   (0.11)  (0.09)
  Net realized gains......................   (0.42)      (3.08)   (3.71)   (2.00)   (2.37)  (2.33)
                                           -------     -------  -------  -------  -------  ------
Total Distributions.......................   (0.43)      (3.13)   (3.75)   (2.02)   (2.48)  (2.42)
                                           -------     -------  -------  -------  -------  ------
Net Asset Value, End of Period............  $19.48      $20.13   $20.46   $21.88   $21.01  $18.86
                                           =======     =======  =======  =======  =======  ======
Total Return (3)..........................    (1.2)%++    14.2%    10.7%    14.3%    25.2%   29.3%
Net Assets, End of Period (000s).......... $48,851     $25,580  $17,883  $17,680  $11,701  $1,959
Ratios to Average Net Assets:
  Expenses................................    1.87%+      1.74%    1.61%    1.63%    1.70%   1.80%
  Net investment income (loss)............   (0.06)%+     0.11%    0.15%    0.18%    0.13%   0.23%
Portfolio Turnover Rate...................      17%         75%      66%      74%      62%     58%

Investors Value Fund

--------------------------------------------------------------------------------

                                                                   Class O Shares
                                           -------------------------------------------------------------
                                           2001(1)        2000      1999      1998      1997      1996
                                           -------------------------------------------------------------
Net Asset Value, Beginning of Period......   $20.38       $20.69    $22.05    $21.13    $18.90    $16.61
                                           --------     --------  --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................     0.10*        0.24*     0.26*     0.25      0.24      0.25
  Net realized and unrealized gain (loss).    (0.22)        2.80      2.31      2.90      4.60      4.62
                                           --------     --------  --------  --------  --------  --------
Total Income (Loss) From Operations.......    (0.12)        3.04      2.57      3.15      4.84      4.87
                                           --------     --------  --------  --------  --------  --------
Less Distributions From:
  Net investment income...................    (0.11)       (0.27)    (0.22)    (0.23)    (0.24)    (0.25)
  Net realized gains......................    (0.42)       (3.08)    (3.71)    (2.00)    (2.37)    (2.33)
                                           --------     --------  --------  --------  --------  --------
Total Distributions.......................    (0.53)       (3.35)    (3.93)    (2.23)    (2.61)    (2.58)
                                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of Period............   $19.73       $20.38    $20.69    $22.05    $21.13    $18.90
                                           ========     ========  ========  ========  ========  ========
Total Return (3)..........................     (0.7)%++     15.2%     11.7%     15.4%     26.5%     30.6%
Net Assets, End of Period (000s).......... $695,297     $702,394  $662,248  $650,916  $608,401  $518,361
Ratios to Average Net Assets:
  Expenses................................     0.74%+       0.73%     0.63%     0.63%     0.69%     0.76%
  Net investment income...................     1.03%+       1.12%     1.16%     1.15%     1.15%     1.36%
Portfolio Turnover Rate...................       17%          75%       66%       74%       62%       58%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund

--------------------------------------------------------------------------------

                                                                                             Class A Shares
                                                                         ------------------------------------------------------
                                                                         2001(1)     2000     1999     1998     1997     1996
                                                                         ------------------------------------------------------
Net Asset Value, Beginning of Period....................................  $12.84     $12.81   $13.11   $13.13   $11.82   $10.55
                                                                         -------    -------  -------  -------  -------  -------
Income (Loss) From Operations:
  Net investment income.................................................    0.25*      0.54*    0.50*    0.56     0.55     0.54
  Net realized and unrealized gain (loss)...............................   (0.05)      0.44    (0.08)    0.26     1.65     1.35
                                                                         -------    -------  -------  -------  -------  -------
Total Income From Operations............................................    0.20       0.98     0.42     0.82     2.20     1.89
                                                                         -------    -------  -------  -------  -------  -------
Less Distributions From:
  Net investment income.................................................   (0.25)     (0.50)   (0.50)   (0.55)   (0.53)   (0.52)
  Net realized gains....................................................      --      (0.45)   (0.22)   (0.29)   (0.36)   (0.10)
                                                                         -------    -------  -------  -------  -------  -------
Total Distributions.....................................................   (0.25)     (0.95)   (0.72)   (0.84)   (0.89)   (0.62)
                                                                         -------    -------  -------  -------  -------  -------
Net Asset Value, End of Period..........................................  $12.79     $12.84   $12.81   $13.11   $13.13   $11.82
                                                                         =======    =======  =======  =======  =======  =======
Total Return (2)........................................................     1.6%++     7.9%     3.2%     6.4%    19.1%    18.3%
Net Assets, End of Period (000s)........................................ $23,544    $24,290  $35,386  $51,443  $53,024  $21,109
Ratios to Average Net Assets:
  Expenses..............................................................    0.95%+     0.95%    0.95%    0.85%    0.77%    0.75%
  Net investment income.................................................    3.91%+     4.19%    3.79%    4.17%    4.29%    4.81%
Portfolio Turnover Rate.................................................      33%        28%      34%      63%      70%      76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.24*     $0.51*   $0.47*   $0.51    $0.49    $0.44
  Expense ratio.........................................................    1.16%+     1.18%    1.17%    1.17%    1.24%    1.61%

Balanced Fund

--------------------------------------------------------------------------------

                                                                                              Class B Shares
                                                                         -------------------------------------------------------
                                                                         2001(1)     2000     1999      1998     1997     1996
                                                                         -------------------------------------------------------
Net Asset Value, Beginning of Period....................................  $12.77     $12.76   $13.08    $13.12   $11.82   $10.54
                                                                         -------    -------  -------  --------  -------  -------
Income (Loss) From Operations:
  Net investment income.................................................    0.20*      0.44*    0.40*     0.45     0.45     0.45
  Net realized and unrealized gain (loss)...............................   (0.04)      0.44    (0.08)     0.26     1.65     1.35
                                                                         -------    -------  -------  --------  -------  -------
Total Income From Operations............................................    0.16       0.88     0.32      0.71     2.10     1.80
                                                                         -------    -------  -------  --------  -------  -------
Less Distributions From:
  Net investment income.................................................   (0.21)     (0.42)   (0.42)    (0.46)   (0.44)   (0.42)
  Net realized gains....................................................      --      (0.45)   (0.22)    (0.29)   (0.36)   (0.10)
                                                                         -------    -------  -------  --------  -------  -------
Total Distributions.....................................................   (0.21)     (0.87)   (0.64)    (0.75)   (0.80)   (0.52)
                                                                         -------    -------  -------  --------  -------  -------
Net Asset Value, End of Period..........................................  $12.72     $12.77   $12.76    $13.08   $13.12   $11.82
                                                                         =======    =======  =======  ========  =======  =======
Total Return (2)........................................................     1.2%++     7.1%     2.4%      5.5%    18.2%    17.4%
Net Assets, End of Period (000s)........................................ $68,798    $73,311  $97,656  $120,816  $87,549  $28,043
Ratios to Average Net Assets:
  Expenses..............................................................    1.70%+     1.70%    1.70%     1.60%    1.52%    1.50%
  Net investment income.................................................    3.16%+     3.43%    3.03%     3.41%    3.54%    4.06%
Portfolio Turnover Rate.................................................      33%        28%      34%       63%      70%      76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.19*     $0.41*   $0.37*    $0.41    $0.39    $0.36
  Expense ratio.........................................................    1.91%+     1.93%    1.92%     1.92%    1.99%    2.36%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method.
 + Total is not annualized, as it may not be representative of the total return for the year.
 ++Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Balanced Fund

--------------------------------------------------------------------------------

                                                                                             Class 2 Shares
                                                                         -----------------------------------------------------
                                                                         2001(1)     2000     1999    1998(2)   1997     1996
                                                                         -----------------------------------------------------
Net Asset Value, Beginning of Period....................................  $12.81     $12.79   $13.11   $13.15   $11.85  $10.56
                                                                         -------    -------  -------  -------  -------  ------
Income (Loss) From Operations:
  Net investment income.................................................    0.20*      0.44*    0.41*    0.45     0.45    0.46
  Net realized and unrealized gain (loss)...............................   (0.05)      0.45    (0.09)    0.26     1.65    1.35
                                                                         -------    -------  -------  -------  -------  ------
Total Income From Operations............................................    0.15       0.89     0.32     0.71     2.10    1.81
                                                                         -------    -------  -------  -------  -------  ------
Less Distributions From:
  Net investment income.................................................   (0.21)     (0.42)   (0.42)   (0.46)   (0.44)  (0.42)
  Net realized gains....................................................      --      (0.45)   (0.22)   (0.29)   (0.36)  (0.10)
                                                                         -------    -------  -------  -------  -------  ------
Total Distributions.....................................................   (0.21)     (0.87)   (0.64)   (0.75)   (0.80)  (0.52)
                                                                         -------    -------  -------  -------  -------  ------
Net Asset Value, End of Period..........................................  $12.75     $12.81   $12.79   $13.11   $13.15  $11.85
                                                                         =======    =======  =======  =======  =======  ======
Total Return (3)........................................................     1.2%++     7.2%     2.4%     5.5%    18.1%   17.5%
Net Assets, End of Period (000s)........................................ $15,163    $15,496  $21,030  $29,458  $21,085  $3,445
Ratios to Average Net Assets:
  Expenses..............................................................    1.70%+     1.70%    1.70%    1.60%    1.52%   1.50%
  Net investment income.................................................    3.16%+     3.45%    3.04%    3.41%    3.52%   4.07%
Portfolio Turnover Rate.................................................      33%        28%      34%      63%      70%     76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.......................................   $0.19*     $0.41*   $0.38*   $0.41    $0.39   $0.36
  Expense ratio.........................................................    1.91%+     1.94%    1.92%    1.92%    1.99%   2.36%

Balanced Fund

--------------------------------------------------------------------------------

                                                                                                Class O Shares
                                                                               ------------------------------------------------
                                                                               2001(1)    2000    1999    1998    1997    1996
                                                                               ------------------------------------------------
Net Asset Value, Beginning of Period.......................................... $12.91    $12.88  $13.18  $13.20  $11.88  $10.57
                                                                               ------    ------  ------  ------  ------  ------
Income (Loss) From Operations:
  Net investment income.......................................................   0.27*     0.58*   0.54*   0.59    0.59    0.57
  Net realized and unrealized gain (loss).....................................  (0.04)     0.43   (0.09)   0.26    1.65    1.39
                                                                               ------    ------  ------  ------  ------  ------
Total Income From Operations..................................................   0.23      1.01    0.45    0.85    2.24    1.96
                                                                               ------    ------  ------  ------  ------  ------
Less Distributions From:
  Net investment income.......................................................  (0.27)    (0.53)  (0.53)  (0.58)  (0.56)  (0.55)
  Net realized gains..........................................................     --     (0.45)  (0.22)  (0.29)  (0.36)  (0.10)
                                                                               ------    ------  ------  ------  ------  ------
Total Distributions...........................................................  (0.27)    (0.98)  (0.75)  (0.87)  (0.92)  (0.65)
                                                                               ------    ------  ------  ------  ------  ------
Net Asset Value, End of Period................................................ $12.87    $12.91  $12.88  $13.18  $13.20  $11.88
                                                                               ======    ======  ======  ======  ======  ======
Total Return (3)..............................................................    1.7%++    8.1%    3.4%    6.6%   19.3%   19.0%
Net Assets, End of Period (000s).............................................. $1,183    $1,504  $1,460  $1,523  $1,227    $213
Ratios to Average Net Assets:
  Expenses....................................................................   0.70%+    0.70%   0.70%   0.60%   0.52%   0.50%
  Net investment income.......................................................   4.14%+    4.45%   4.00%   4.41%   4.60%   5.13%
Portfolio Turnover Rate.......................................................     33%       28%     34%     63%     70%     76%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.............................................  $0.25*    $0.55*  $0.51*  $0.55   $0.53   $0.47
  Expense ratio...............................................................   0.91%+    0.93%   0.92%   0.92%   1.00%   1.36%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the average shares method. ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048
CUSTODIANS
    PNC Bank, National Association
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9764
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Inc.
ANDREW L. BREECH*,***
    President, Dealer Operating Control Service Inc.
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN**
    Associate, General Counsel,
    Pfizer International Inc.
WILLIAM R. DILL*,***
    Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    Smith Barney Fund Management LLC and Travelers
    Investment Adviser, Inc.
CLIFFORD M. KIRTLAND, JR.*,***
    Member of the Advisory Committee, Noro-Moseley
    Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc., Graphic Industries, Inc. and CSX Corp.; formerly Chairman, Cox Communications, Inc.
ROBERT W. LAWLESS*,***
    President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health
    Sciences Center
LOUIS P. MATTIS*,***
    Consultant; formerly Chairman and President, Sterling
    Winthrop Inc.
THOMAS F. SCHLAFLY*,***
    Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROBERT E. AMODEO**
    Executive Vice President
JAMES E. CRAIGE**
    Executive Vice President
JOHN B. CUNNINGHAM*
    Executive Vice President
THOMAS K. FLANAGAN**
    Executive Vice President
ROGER LAVAN**
    Executive Vice President
ROSS S. MARGOLIES**,***
    Executive Vice President
MARK MCALLISTER*
    Executive Vice President
MAUREEN O'CALLAGHAN**
    Vice President
DAVID J. SCOTT**
    Executive Vice President
BETH A. SEMMEL**
    Vice President
PETER J. WILBY**
    Executive Vice President
GEORGE J. WILLIAMSON**
    Executive Vice President
THOMAS A. CROAK**
    Vice President
ROBERT M. DONAHUE**,***
    Vice President
NANCY A. NOYES**
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

--------------------------------------------
  *Salomon Brothers Investors Value Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

[LOGO] Salomon Brothers
Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048
SBSEQSEMI 6/01

         SEMI-ANNUAL REPORT
         June 30, 2001

                                                                [PHOTO]
                                                        ------------------------
                                                                [PHOTO]
                                                        ------------------------
                                                                [PHOTO]

                                SALOMON BROTHERS
                                ----------------
                                ASSET MANAGEMENT


                                                        - HIGH YIELD BOND FUND

                                                        - STRATEGIC BOND FUND

       SALOMON BROTHERS                                 - NATIONAL INTERMEDIATE
                                                          MUNICIPAL FUND

                                                        - U.S. GOVERNMENT
                                                          INCOME FUND

For almost a century, Salomon Brothers has provided serious investors with advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provides access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains: our commitment to serve your investment needs.

     BRIDGING WALL STREET OPPORTUNITIES
-------------------------------------------------------------------------------
     TO YOUR FINANCIAL FUTURE

RICH TRADITION
-----------------------------

Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

GLOBAL RESOURCES
--------------------------------

We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

INVESTMENT EXPERTISE
-----------------------------------

Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

PERFORMANCE
---------------------------

We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

INFORMATION ADVANTAGE
---------------------------------------

We offer a global information advantage to investors and their advisors -- providing the benefits of a world of rapid knowledge acquisition.

                               Table of Contents



                                  A MESSAGE FROM THE CHAIRMAN...............   2

                                  THE SALOMON BROTHERS INVESTMENT SERIES

                                    HIGH YIELD BOND FUND....................   5

                                    STRATEGIC BOND FUND.....................   8

                                    NATIONAL INTERMEDIATE MUNICIPAL FUND....  11

                                    U.S. GOVERNMENT INCOME FUND.............  14

                                  SCHEDULES OF INVESTMENTS..................  18

                                  STATEMENTS OF ASSETS AND LIABILITIES......  38

                                  STATEMENTS OF OPERATIONS..................  39

                                  STATEMENTS OF CHANGES IN NET ASSETS.......  40

                                  STATEMENTS OF CASH FLOWS..................  42

                                  NOTES TO FINANCIAL STATEMENTS.............  43

                                  FINANCIAL HIGHLIGHTS......................  51

                                  DIRECTORS AND OFFICERS OF
                                    THE SALOMON BROTHERS INVESTMENT SERIES.. IBC

[PHOTO]
 Heath B. McLendon
 Chairman and
 President


Salomon Brothers Investment Series
A Message From the Chairman

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series -- High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund (the "Fund (s)") for the period ended June 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategies. We hope you find this information to be useful and informative.

Below is a table showing each Fund's Class A share return, without sales charges, for the six months ended June 30, 2001.

THE PERFORMANCE OF THE FUNDS
Class A Shares Total Return for the six months ended June 30, 2001:

                                                      Without
                                                  Sales Charges/1/
                                                  ----------------
             High Yield Bond Fund................      4.73%
             Strategic Bond Fund.................      3.43
             National Intermediate Municipal Fund      3.29
             U.S. Government Income Fund.........      3.19

The performance data represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Funds and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or 1-800-725-6666 to obtain a copy of the prospectus.



--------
1 These total return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares. Performance would have been lower had the sales charge been included.

BOND MARKET COMMENTARY
The start of 2001 was rough for the U.S. economy, which was plagued by continued deterioration in corporate earnings, heightened stock market volatility and signs of a slowing U.S. economy. The U.S. Federal Reserve Board ("Fed") responded to these conditions by aggressively lowering short-term interest rates, cutting the federal funds rate/2/ six times during the first half of the year, for a total decrease of 275 basis points./3/

During the first half of 2001, the Fed aggressively lowered short-term interest rates in an effort to address continued deterioration in corporate earnings and other signs of a slowing U.S. economy. In response to the Fed's rate cuts, bonds on the shorter end of the yield curve/4/ experienced a rally that extended through June 2001. In terms of the U.S. Government sector of the bond market, securities with maturities of two years or less were the strongest total-return performers. However, yields on 30-year Treasury bonds increased from 5.46% to 5.76%. (Changes in the price of fixed income securities are inversely related to changes in interest rates.) It is our belief that the underperformance of the 30-year Treasury bond was caused by fear of inflation from a potentially overly aggressive Fed.

Equity markets initially responded well to the Fed's interest rate cuts. After a brief rally, however, a wave of deteriorating economic data, negative earnings preannouncements and fears of a Japanese financial crisis overwhelmed investor confidence. At the time of this report, stock markets generally lay battered and well below even end-of-2000 levels, and measures of consumer and business confidence had eroded to recession-like levels.

In our view, the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occurs after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for an ailing economy. Time and patience may be required to absorb or shut down excess capacity and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement once the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed is in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.


--------
2 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
3  A basis point is 0.01%, or one one-hundredth of a percent.
4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities or the same maturities but different credit quality.

On behalf of everyone here at Salomon Brothers Asset Management Inc, we would like to thank you for your continued confidence in the Funds.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman and President

July 12, 2001

The information in this letter and in the commentaries on pages 5 through 16 represent the opinion of the managers and is not intended to be a forecast of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 18 through 37 for a list and percentage breakdown of the Funds' holdings. Also, please note any discussion of the Funds' holdings is as of June 30, 2001 and is subject to change.

INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers High Yield Bond Fund ("Fund") seeks to maximize current income by investing primarily in a diversified portfolio of high-yield bonds rated in medium or lower categories. As a secondary objective, the Fund seeks capital appreciation.

Under normal market conditions, the Fund invests at least 65% of its assets in securities rated Baa or lower by Moody's Investors Service, Inc., or BBB or lower by Standard & Poor's Ratings Service./1/ A key component of the Fund's overall strategy is to determine the optimal asset allocation between domestic high-yield bonds and international U.S. dollar-denominated Brady bonds and lower-rated sovereign debt.

Our investment strategy is to manage the Fund consistently and proactively through all types of market conditions. We try not to be distracted by short-term market volatility. In our view, broad diversification can help cushion those inevitable short-term price swings.

 THE FUND MANAGER



 [PHOTO]

Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has over 18 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund.


Salomon Brothers
High Yield Bond Fund

PERFORMANCE AND PORTFOLIO UPDATE
For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 4.73%. In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")/2 /returned 3.25% for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW
The period began on a positive note as the high yield market surged ahead in response to strong mutual fund inflows and the Fed's much anticipated interest rate cuts. Mutual fund inflows totaled $1.4 billion during the period. These positive factors were partially offset by negative pressures in the form of corporate earnings warnings, equity market volatility and a heavy new issue calendar. First quarter 2001 earnings warnings in the technology and telecommunications sectors, combined with equity market volatility, pulled the market into negative territory in March and April 2001. The high yield market rallied in May, however, powered by substantial inflows and the absence of negative telecommunications news. The brief rally ended in June as negative mutual fund flows, a heavy new issue calendar, and second quarter earnings warnings combined to produce another set of price declines in many telecommunications issues.

The period's top performing high yield sectors included financial, housing-related, supermarkets & drugstores, automotive and healthcare. The financial and housing-related sectors benefited from falling interest rates and surprisingly strong home sales. Better than expected operational improvements at a major drug store chain and a supermarket distributor drove the strong performance of the supermarkets & drugstores sector. The automotive sector rallied due to improvements in the production schedules of the three domestic auto manufacturers following a major inventory correction in the first quarter. Declining interest rates and more attractive sales incentives have contributed to the remarkable continued strength in automotive retail sales. The healthcare sector of the high yield market was supported by favorable industry fundamentals, as well as its standing as a defensive sector, i.e., a safe haven during times of economic instability.


--------
1 Moody's Investors Service, Inc. and Standard & Poor's Ratings Service are two major credit reporting and bond rating agencies.
2 The SSB High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.

The period's worst performers included the telecommunications, technology, textiles and airlines sectors. The telecommunications sector, which fell 16% during the period, continued to suffer from earnings warnings and liquidity issues that increased skepticism regarding the viability of many business plans and the ability of many companies to acquire additional funding. In particular, fears of pricing pressure due to a capacity glut in the long haul industry, combined with lower-than-expected demand for telecommunications services, pushed bond prices to depressed levels. Technology, textiles and airlines also suffered from decreased demand due to the slowing U.S. economy.

In terms of credit quality, BB, B and CCC issues generated returns of 9.74%, (1.29)% and 6.42%, respectively, as higher quality credits remained in strong demand and lower rated issues rebounded from depressed levels.

During the period, we responded to changing market conditions by increasing the Fund's exposure to the healthcare and supermarkets & drugstores sectors, while reducing its holdings in the textiles and technology sectors. Overall, our underweighted positions in telecommunications and technology helped the Fund's performance during the period. In contrast, the Fund's overweighted positions in airlines and textiles, combined with its underweighted positions in financial, housing-related, automotive, healthcare and supermarkets & drugstores, adversely affected the Fund's performance.

MARKET OUTLOOK
While current valuations appear attractive, we expect the high yield market will continue to experience volatility in the near term as the longer term positive effects of the Fed's interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity, and (v) equity market volatility. In light of these conditions, we are continuing to pursue a more conservative investment strategy geared to accumulating better quality credits.

 Portfolio Highlights#

 Composition of portfolio as of June 30, 2001

[CHART]
Corporate Bonds 60%
Sovereign Bonds 33%
Loan Participations 2%
Short-Term Obligations 3%
Equities 2%

 Top Sectors -- U.S. High Yield Holdings


                              Energy
                              --------------------
                              Cable & Other Media
                              --------------------
                              Telecommunications
                              --------------------
                              Services/Other
                              --------------------
                              Gaming
                              --------------------


Portfolio holdings may vary.

 SALOMON BROTHERS HIGH YIELD BOND FUND Average Annual Total Returns for the Year Through June 30, 2001 (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
--------------------------------------------------------------------
Since Inception (2/22/95)          7.82%                7.00%
5 year                             4.81                 3.79
3 year                            (0.44)               (2.04)
1 year                             1.56                (3.23)
--------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------
Since Inception (2/22/95)          7.01%                7.01%
5 year                             4.02                 3.77
3 year                            (1.21)               (1.93)
1 year                             0.73                (3.76)
--------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------
Since Inception (2/22/95)          7.12%                6.95%
5 year                             4.17                 3.96
3 year                            (0.98)               (1.30)
1 year                             1.00                (0.90)
--------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------
Since Inception (2/22/95)          8.06%                8.06%
5 year                             5.11                 5.11
3 year                            (0.21)               (0.21)
1 year                             1.78                 1.78
--------------------------------------------------------------------

                        See page 17 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Strategic Bond Fund ("Fund") seeks a high level of current income by investing in a globally diverse portfolio of fixed-income securities. As a secondary objective, the Fund seeks capital appreciation. Assets of the Fund may be deployed among various sectors of the global bond markets, depending on our analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.


Salomon Brothers
Strategic Bond Fund

PERFORMANCE UPDATE
For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 3.43%. In comparison, the Salomon Smith Barney Broad Investment Grade Bond Index ("SSB BIG Bond Index")/1/ and the Lehman Brothers Aggregate Bond Index/2/ returned 3.61% and 3.62%, respectively, for the same period. Emerging market debt returned 5.53% for the period, as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./3/ Past performance is not indicative of future results.

Our investment process begins by allocating the Fund's assets to four major sectors of the bond market: U.S. investment-grade/4/ bonds, U.S. high yield bonds, U.S. dollar denominated emerging market debt and non-government bonds. Because these categories of bonds generally do not perform in tandem, the Fund can achieve diversification benefits from investing in all four sectors. We can aggressively invest in emerging market debt and high yield bonds for their return potential, while helping temper volatility by owning less risky bonds. Of course, diversification does not mean that the value of the Fund's shares will not decrease.




--------
1 The Salomon Smith Barney BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
2 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. Please note that an investor cannot invest directly in an index.
3 The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.


 The Fund Managers

 [PHOTO]

Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has more than 18 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day fund management of the U.S. high-yield and foreign sovereign bond portions of the Fund.


 [PHOTO]

David J. Scott, Director and Portfolio Manager at Salomon Brothers Asset Management (SBAM) Ltd., has 18 years of investment industry experience. SBAM Ltd. provides certain advisory services to Salomon Brothers Asset Management Inc relating to currency transactions and investments in non-dollar-denominated securities.

 [PHOTO]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience in fixed-income markets. Mr. Lavan is primarily responsible for day-to-day Fund management of the investment-grade debt portion of the Fund.

MARKET REVIEW
The second quarter of 2001 began with the U.S. Treasury market giving back some of its first quarter gains. During the period, concern about potential problems in certain key economic sectors (especially technology) and the affects on consumer confidence resulted in a series of decisive short-term interest rate cuts by the Fed. By June 30, 2001, the Fed had cut the federal funds rate/5 /by a total of 275 basis points/6/, to 3.75%, and was clearly suggesting the likelihood of future cuts during the second half of 2001.

The combination of declining interest rates and highly volatile equity markets provided a steady boost to fixed income products during the period, including the Fund. The Fed's rate cuts in particular -- perhaps the most significant factor in the Fund's year-to-date performance -- caused the yield curve/7/ to steepen and spreads to narrow in most sectors of the bond market, resulting in a steady rise in bond prices./8/

The Fund delivered a strong performance during the second quarter of 2001 by pursuing three essential strategies. First, we allocated assets among each of the four segments of the global fixed income market mentioned earlier. We have typically been heavily allocated in U.S. investment grade bonds, which performed particularly well during the second quarter of 2001. This overweighted position (relative the Fund's historical allocation) was one of our most beneficial decisions of the period. Second, we tried to avoid -- and were therefore significantly underweighted in -- the debt of telecommunications companies, which comprised one of the hardest-hit sectors of the high yield bond market in 2001. Finally, in markets as volatile as these, we believe we have been well served by investing in the bonds of companies that are cash-flow-positive, that have viable business plans and that are clearly capable of making interest payments.

We have also maintained a somewhat defensive position regarding high yield allocations, as well as a very low weight in global government bonds (because we believe U.S. value to be at least equal to, if not better than, its foreign counterparts), and a small but significant allocation to emerging market debt.

MARKET OUTLOOK
We expect the environment to remain generally friendly to bond investors during the second half of 2001. Looking forward, the Fed's 25 basis point rate cut in the last week of June represented a notable departure from its five preceding 50-basis-point cuts, possibly signaling the tail end of the easing cycle. Though the bulk of the Fed's activities have probably been completed, we expect that there will be further cuts, though at a slower pace.

--------
5 The federal funds rate is the interest rate that banks with excess reserves at the Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.
6  A basis point is 0.01%, or one one-hundredth of a percent.
7 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturity.
8 Yield spread refers to the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different quality.

 Portfolio Highlights#

Composition of portfolio as of June 30, 2001

[CHART]

Corporate & Convertible Bonds 33%
Sovereign Bonds 16%
U.S. Government Agencies & Obligations 28%
Short-Term Obligations 10%
Collateralized Mortgage Obligations 8%
Loan Participations, Preferred Stock & Warrants 2%
Asset Backed Securities 3%

Portfolio holdings may vary.


 SALOMON STRATEGIC BOND FUND Average Annual Total Returns for the Year Through June 30, 2001 (unaudited)

Class A Shares            Without Sales Charges With Sales Charges*
--------------------------------------------------------------------
Since Inception (2/22/95)         8.25%                 7.42%
5 year                            6.05                  5.02
3 year                            2.95                  1.28
1 year                            4.35                 (0.58)
--------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------
Since Inception (2/22/95)         7.42%                 7.42%
5 year                            5.27                  4.99
3 year                            2.19                  1.38
1 year                            3.57                 (1.20)
--------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------
Since Inception (2/22/95)         7.53%                 7.36%
5 year                            5.39                  5.17
3 year                            2.37                  2.02
1 year                            3.80                  1.77
--------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------
Since Inception (2/22/95)         8.52%                 8.52%
5 year                            6.34                  6.34
3 year                            3.25                  3.25
1 year                            4.69                  4.69
--------------------------------------------------------------------

                        See page 17 for all footnotes.

                                    [GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers National Intermediate Municipal Fund ("Fund") seeks to achieve a high level of income exempt from regular federal income taxes. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. Please note that all or a portion of the Fund's income may be subject to the federal alternative minimum tax (''AMT'').




Salomon Brothers
National Intermediate
Municipal Fund

PERFORMANCE UPDATE
As the Fund's managers, we try to strike a balance between yield and total return. Our portfolio management style of balancing capital appreciation with tax-exempt income utilizes a three-pronged approach focusing on duration, sector diversification and security selection.

For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 3.29%. In comparison, the Lehman Brothers 1-10 year Municipal Bond Index ("Lehman Brothers Municipal Bond Index")/1/ returned 3.37% for the same period. Past performance is not indicative of future results.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS
The year 2001 began on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. The Fed responded by aggressively lowering short-term interest rates by 275 basis points/2/ over the course of six months.

During the period, municipals labored to keep pace with the performance of taxable fixed income securities. A relatively large amount of new issue municipal supply tempered performance. (As the supply of municipal issuance increases, demand among investors typically becomes sated and prices generally decline.) State and local governments issued approximately $134 billion of debt during the first half of 2001 -- a 40% increase over 2000's pace of $96 billion. The increase in municipal bond supply was attributable to a 300% increase in refunding activity versus the prior year. Should this pace be sustained, 2001 would become one of the top three years ever for tax-exempt new issuance.
--------
1 The Lehman Brothers Municipal Bond Index is a broad-based, total-return index comprised of bonds which are all investment-grade, fixed-rate securities with maturities between one and ten years. Please note that an investor cannot invest directly in an index.
2  A basis point is 0.01%, or one one-hundreth of a percent.


 THE FUND MANAGERS


 [PHOTO]

Robert E. Amodeo, CFA, Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience. Mr. Amodeo is responsible for day-to-day Fund management.

 [PHOTO]

Thomas A. Croak, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc. Mr. Croak has over 17 years of experience in the municipals securities market. He received a B.A. in History from James Madison University.

In spite of the high volume of new issuance, demand for municipal bonds was strong during the period. Buying was dominated by individual investors who viewed municipals as a safe harbor from the volatile equity markets. In the months ahead, we believe the retail investor will remain a dominant player in the municipal bond market.

The Fund seeks to provide investors with an income stream for the long term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. We believe our greater emphasis on call protection may provide our shareholders with consistent income in this environment of declining interest rates.

MARKET OUTLOOK
Looking forward, tax-exempt bonds are likely to remain attractive on an after-tax basis relative to Treasuries, despite future reductions in federal income tax rates. Additionally, the relatively strong fundamental quality of many municipal debt issuers appears likely to remain unchanged during the remainder of 2001. According to Standard & Poor's, a major rating agency, the number of municipal issues upgraded during 2001 thus far has outpaced the number of municipal downgrades. We do, however, expect the pace of improvement in municipal credit quality to slow if sales tax revenue continues to wane because of the weaker U.S. economy.

On June 7, President George W. Bush signed the Economic Recovery and Tax Relief Act of 2001, which will reduce federal income tax rates over the next five years. We believe the effect of this new legislation on municipal bonds will be minor. The municipal bond market enjoys advantages that could help keep demand strong versus other fixed income asset classes, including relatively low default rates, low volatility and competitive yields on a tax-adjusted basis. Additionally, we are somewhat wary of the political willingness to leave tax legislation unchanged for five years, which is the phase-in period for new tax rates.

For the second half of 2001, we expect municipal issuers to continue to take advantage of the low interest rate environment to finance new projects and refund outstanding debt. As a result, the tax-exempt new issue calendar is likely to remain sizeable over the next several months. We anticipate continued strong demand for municipal bonds since they are currently attractive relative to taxable fixed income alternatives and have proved less volatile than equities.

SPECIAL SHAREHOLDER NOTICE
Shareholders of the Fund as of July 13, 2001, have been mailed a proxy statement concerning a proposed reorganization of the Fund. If this proposal is approved by shareholders, shareholders of the Fund will become shareholders of the Salomon Brothers National Tax Free Income Fund. This is estimated to occur in September, 2001. Please see a copy of the proxy statement for further information or contact the Fund at 1-800-725-6666 if you would like a copy.

 Portfolio Highlights#

Credit Quality Breakdown as of June 30, 2001+

 [CHART]

 AAA 52%
 AA 25%
 AA 15%
 BBB 6%

+ Cash equivalents represent 2% of the
  Fund's total investments.

 Composition of portfolio as of June 30, 2001#

New York             19%
-------------------------
Indiana              16%
-------------------------
Illinois             13%
-------------------------
Texas                 9%
-------------------------
California            6%
-------------------------
Florida               5%
-------------------------
Massachusetts         4%
-------------------------
Louisiana             4%
-------------------------
District of Columbia  3%
-------------------------
Virginia              3%
-------------------------
New Jersey            3%
-------------------------
North Dakota          3%
-------------------------
Mississippi           3%
-------------------------
Iowa                  3%
-------------------------
Maine                 3%
-------------------------
Alabama               1%
-------------------------
Ohio                  1%
-------------------------
Washington            1%
-------------------------

Portfolio holdings may vary.


SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
Average Annual Total Returns for the Year Through June 30, 2001 (unaudited)

       Class A Shares            Without Sales Charges With Sales Charge*
       -------------------------------------------------------------------
       Since Inception (2/22/95)          5.70%               4.89%
       5 year                             5.48                4.46
       3 year                             4.49                2.80
       1 year                             8.21                3.05
       -------------------------------------------------------------------
       Class B Shares
       -------------------------------------------------------------------
       Since Inception (2/22/95)           4.83%               4.83%
       5 year                              4.67                4.34
       3 year                              3.72                2.79
       1 year                              7.39                2.39
       -------------------------------------------------------------------
       Class 2 Shares
       -------------------------------------------------------------------
       Since Inception (2/22/95)           4.92%               4.76%
       5 year                              4.79                4.59
       3 year                              3.92                3.56
       1 year                              7.70                5.66
       -------------------------------------------------------------------
       Class O Shares
       -------------------------------------------------------------------
       Since Inception (2/22/95)           5.89%               5.89%
       5 year                              5.73                5.73
       3 year                              4.77                4.77
       1 year                              8.46                8.46
       -------------------------------------------------------------------

                        See page 17 for all footnotes.

[GRAPHIC]

INVESTMENT OBJECTIVE AND STRATEGY
The Salomon Brothers U.S. Government Income Fund ("Fund") seeks to obtain a high level of current income. Under normal conditions, the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumenta-lities. The Fund expects to maintain an average duration/1/ of two to four years.


 THE FUND MANAGER


 [PHOTO]

Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has over 16 years of investment industry experience in the fixed-income markets. Mr. Lavan is responsible for day-to-day Fund management.


SALOMON BROTHERS
U.S. Government
Income Fund

PERFORMANCE UPDATE
Our investment approach is simple: We allocate assets among U.S. government securities. We carefully track short-term interest rates and seek to generate low portfolio volatility.

For the six months ended June 30, 2001, the Fund's Class A shares, without sales charges, returned 3.19%. In comparison, the Salomon Smith Barney 1-5 Year Treasury Bond Index/2/ returned 3.75% for the same period. Past performance is not indicative of future results.

MARKET REVIEW AND OUTLOOK
The Fund's underperformance during the period resulted mainly from its overweighting of bonds with longer maturities. During the past six months, the Fed's aggressive interest rate cuts have resulted in shorter-maturity Treasuries outperforming. For example, year-to-date, the 2-year Treasury returned 3.50% while 10- and 30-year Treasuries returned negative 0.53% and negative 3.05%, respectively.

The recent round of interest rate cuts by the U.S. Federal Reserve Board ("Fed") will most likely go down in history as one of its most aggressive sustained responses to the general economic condition since the 1990-1991 recession. What began early in 2001 as a concern about the potential problems in certain key economic sectors -- particularly the technology and telecommunications sectors -- and about the effects on consumer spending and confidence has played out in a series of decisive short-term interest rate cuts. By June 30, 2001, the Fed had cut short term interest rates a total of 275 basis points,/3/ and was clearly suggesting the likelihood of future cuts during the second half of the year.

The Fed's activities provided a steady boost to fixed income products -- including the Fund -- throughout the period. The Fed's interest rate cuts in particular caused the yield curve to steepen and spreads to narrow in most sectors of the bond market, resulting in a steady rise in bond prices. The Fund benefited from the combination of falling short-term interest rates combined with steady long-term rates -- an environment favorable to the U.S. mortgage bonds in which the Fund has been overweighted. This strategy enabled the Fund to benefit from the steepening yield curve/4/ -- a trend that we expect to continue in the months ahead.


--------
1 Duration is a measure, expressed in years, of the price sensitivity of a fixed income asset or portfolio to a change in interest rates. The higher the duration, the greater the price volatility for a given change in yield.
2 The Salomon Smith Barney 1-5 Year Treasury Bond Index is a broad measure of the performance of short-term U.S. Treasury securities. Please note that an investor cannot invest directly in an index
3  A basis point is 0.01%, or one one-hundreth of a percent.
4 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturity.

The principal factor affecting the Fund's performance was our underweighted position in shorter maturity Treasuries. The Fed's aggressive rate cuts resulted in the significant outperformance of short maturity bonds during the period. (As interest rates decline, the prices of existing fixed income securities generally rise.) While our overweighted position in mortgage-backed bonds proved beneficial, the allocation also resulted in an underweighted position in the very strongly performing shorter maturity Treasury market.

MARKET OUTLOOK
We expect the environment to remain generally friendly to bond investors during the second half of 2001. Though we expect the bulk of the Fed's rate cuts have been completed, we certainly believe there will be further cuts, though at a slower pace. Should there be early signs of an economic recovery, or if favorable effects of the Fed cuts begin to emerge early on, we may position the Fund more defensively by selling the shorter maturities. We would expect shorter maturity issues to underperform in such an environment.

 Portfolio Highlights#

Composition of portfolio as of June 30, 2001

[CHART]

U.S. Treasury Notes 8%
U.S. Government Agencies 68%
Short-Term Obligations 24%

Portfolio holdings may vary.

 SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
 Average Annual Total Returns for the Year Through June 30, 2001 (unaudited)

      Class A Shares            Without Sales Charges With Sales Charges*
      --------------------------------------------------------------------
      Since Inception (2/22/95)          6.46%               5.65%
      5 year                             6.47                5.43
      3 year                             5.60                3.90
      1 year                             7.86                2.75
      --------------------------------------------------------------------
      Class B Shares
      --------------------------------------------------------------------
      Since Inception (2/22/95)          5.66%               5.66%
      5 year                             5.69                5.37
      3 year                             4.82                3.93
      1 year                             6.91                1.91
      --------------------------------------------------------------------
      Class 2 Shares
      --------------------------------------------------------------------
      Since Inception (2/22/95)          5.76%               5.59%
      5 year                             5.81                5.60
      3 year                             5.01                4.67
      1 year                             7.19                5.13
      --------------------------------------------------------------------
      Class O Shares
      --------------------------------------------------------------------
      Since Inception (2/22/95)          6.76%               6.76%
      5 year                             6.80                6.80
      3 year                             5.94                5.94
      1 year                             8.17                8.17
      --------------------------------------------------------------------

                        See page 17 for all footnotes.

FOOTNOTES
  * Class A and 2 shares reflect the deduction of the maximum 4.75% and 1.00% sales charges, respectively. Class B and 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charges.

  # As a % of total investments.

GENERAL PERFORMANCE AND RANKING NOTES
Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, Fund returns would be lower. Expense limitations may be revised or terminated at any time.

          Schedules of Investments
          June 30, 2001 (unaudited)


Salomon Brothers High Yield Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                         Security                                         Value

------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 60.2%

Basic Industries -- 4.9%
$ 1,500,000 AEI Resources., Inc., 10.500% due 12/15/05 (a)(b)(c).............................. $  1,050,000
  1,000,000 Applied Extrusion Technology, 10.750% due 7/1/11 (a)..............................    1,015,000
    500,000 Asia Pulp & Paper International Finance Co., 11.750% due 10/1/05 (b)(c)...........      126,250
  3,000,000 Asia Pulp & Paper Mauritius Ltd., 12.000% due 12/29/49 (b)(c).....................       67,500
  3,000,000 Berry Plastics Corp., 12.250% due 4/15/04.........................................    3,045,000
  2,100,000 Borden Chemicals & Plastics Ltd., 9.500% due 5/15/05 (b)(c).......................      388,500
  1,400,000 GenTek, Inc., 11.000% due 8/1/09..................................................    1,155,000
  2,000,000 Glencore Nickel Property Ltd., 9.000% due 12/1/14.................................    1,550,000
  1,750,000 ISP Chemco Inc., 10.250% due 7/1/11 (a)...........................................    1,758,750
  2,885,483 Jordan Industries Inc., (Zero coupon until 4/1/02, 11.750% thereafter), due 4/1/09    1,630,298
  1,275,000 Murrin Murrin Holdings Property Ltd., 9.375% due 8/31/07..........................    1,077,375
  1,209,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.......................................    1,281,540
  2,525,000 P.C.I. Chemicals Canada Inc., 9.250% due 10/15/07 (b)(c)..........................    1,237,250
  3,000,000 Pindo Deli Fin Mauritius, 10.750% due 10/1/07 (b)(c)..............................      427,500
  2,000,000 Polymer Group Inc., 8.750% due 3/1/08.............................................      750,000
  2,176,598 PT Polytama International Finance, 11.250% due 6/15/07 (b)(c).....................      136,037
  1,500,000 Radnor Holdings Corp., 10.000% due 12/1/03........................................    1,222,500
  4,000,000 Republic Technologies International Inc., 13.750% due 7/15/09 (b)(c)..............      480,000
  2,750,000 Riverwood International Co., 10.625% due 8/1/07 (a)...............................    2,818,750
                                                                                               ------------
                                                                                                 21,217,250
                                                                                               ------------

Consumer Cyclicals -- 3.7%
  1,750,000 Advance Stores Co., Inc., 10.250% due 4/15/08.....................................    1,715,000
  3,000,000 Aztar Corp., 8.875% due 5/15/07...................................................    3,030,000
    750,000 Choctaw Resort Development Enterprise, 9.250% due 4/1/09 (a)......................      768,750
  1,000,000 Cole National Group Inc., 9.875% due 12/31/06.....................................      980,000
  2,500,000 Finlay Fine Jewelry Corp., 8.375% due 5/1/08......................................    2,337,500
  3,500,000 HMH Properties, Inc., 8.450% due 12/1/08..........................................    3,421,250
  2,500,000 Leslie's Poolmart Inc., 10.375% due 7/15/04.......................................    2,087,500
  2,000,000 Mattress Discounters Co., 12.625% due 7/15/07.....................................      670,000
  2,000,000 Pillowtex Corp., 9.000% due 12/15/07 (b)(c).......................................       30,000
  5,000,000 Tjiwi Kimia International Finance Company B.V., 10.000% due 8/1/04 (b)(c).........      762,500
    675,000 WestPoint Stevens, Inc., 7.875% due 6/15/05.......................................      266,625
                                                                                               ------------
                                                                                                 16,069,125
                                                                                               ------------

Consumer Non-Cyclicals -- 13.4%
  2,500,000 Argosy Gaming Co., 10.750% due 6/1/09 (a).........................................    2,700,000
  1,000,000 Davita Inc., 9.250% due 4/15/11 (a)...............................................    1,025,000
  1,479,000 Flooring America Inc., 9.250% due 10/15/07 (b)(c).................................        9,244
            French Fragrance Inc.:
    500,000   10.375% due 5/15/07.............................................................      493,750
  1,275,000   11.750% due 2/1/11..............................................................    1,361,063
            Harrah's Operating Co. Inc.:
  2,250,000   7.875% due 12/15/05.............................................................    2,292,187
  1,250,000   8.000% due 2/1/11...............................................................    1,275,000
            HCA-The Healthcare Co.:
  2,500,000   6.910% due 6/15/05..............................................................    2,462,500
  1,750,000   8.750% due 9/1/10...............................................................    1,859,375
  2,798,000 Hines Horticulture, Inc., 11.750% due 10/15/05....................................    2,602,140
  1,000,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08...................................      455,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers High Yield Bond

--------------------------------------------------------------------------------

   Face
  Amount                                               Security                                               Value

------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 13.4% (continued)
$ 2,500,000 Horseshoe Gaming LLC., 9.375% due 6/15/07..................................................... $  2,650,000
  2,625,000 Iasis Healthcare Corp., 13.000% due 10/15/09..................................................    2,795,625
  4,000,000 Imperial Holly Corp., 9.750% due 12/15/07 (b)(c)..............................................      620,000
  1,154,000 Iowa Select Farms, L.P., 10.750% due 12/1/06 (a)..............................................      640,470
  3,500,000 Jafra Cosmetics International, Inc., 11.750% due 5/1/08.......................................    3,447,500
  1,000,000 Mandalay Resort Group, 10.250% due 8/1/07.....................................................    1,052,500
  2,500,000 MGM Grand Inc., 9.750% due 6/1/07.............................................................    2,681,250
  7,000,000 Nebco Evans Holding Corp., (Zero coupon until 7/15/02, 12.375% thereafter), due 7/15/07 (b)(c)        8,750
  4,075,000 North Atlantic Trading Co., 11.000% due 6/15/04...............................................    3,769,375
            Park Place Entertainment Corp.:
  1,625,000   7.875% due 12/15/05.........................................................................    1,633,125
  1,375,000   9.375% due 2/15/07..........................................................................    1,448,906
  1,000,000   8.875% due 9/15/08..........................................................................    1,030,000
  2,500,000 Playtex Products Inc., 9.375% due 6/1/11 (a)..................................................    2,556,250
  1,625,000 Premier International Foods Corp., 12.000% due 9/1/09.........................................    1,673,750
    938,000 Pueblo Xtra International Inc., 9.500% due 8/1/03.............................................      173,530
            Revlon Consumer Products Corp.:
  2,000,000   8.125% due 2/1/06...........................................................................    1,410,000
  1,000,000   9.000% due 11/1/06..........................................................................      720,000
    825,000 Rite Aid Corp., 7.625% due 4/15/05............................................................      732,187
  2,500,000 Sun International Hotels Ltd., 9.000% due 3/15/07.............................................    2,537,500
  1,250,000 Syratech Corp., 11.000% due 4/15/07...........................................................      757,813
  1,500,000 Tenet Healthcare Corp., 8.000% due 1/15/05....................................................    1,546,875
  2,875,000 Triad Hospitals Inc., 8.750% due 5/1/09 (a)...................................................    2,939,687
  1,250,000 Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c)....................................      353,125
  2,000,000 Windmere-Durable Holdings, Inc., 10.000% due 7/31/08..........................................    1,870,000
  2,240,000 Winsloew Furniture, Inc., 12.750% due 8/15/07.................................................    2,088,800
                                                                                                           ------------
                                                                                                             57,672,277
                                                                                                           ------------

Energy -- 6.7%
            Belco Oil & Gas Corp.:
  2,500,000   10.500% due 4/1/06..........................................................................    2,593,750
    250,000   8.875% due 9/15/07..........................................................................      256,250
  2,460,000 Benton Oil & Gas Co., 11.625% due 5/1/03......................................................    1,752,750
  3,625,000 Canadian Forest Oil Ltd., 8.750% due 9/15/07..................................................    3,688,438
  5,000,000 Costilla Energy Inc., 10.250% due 10/1/06 (b)(c)..............................................            0
  2,500,000 Grey Wolf Inc., 8.875% due 7/1/07.............................................................    2,537,500
  1,862,000 Key Energy Services Inc., 14.000% due 1/15/09.................................................    2,166,902
  1,625,000 Lomak Petroleum Inc., 8.750% due 1/15/07......................................................    1,576,250
  2,000,000 Northern Offshore Asia, 10.000% due 5/15/05...................................................    1,450,000
            Nuevo Energy Co.:
    250,000   9.500% due 6/1/08...........................................................................      252,500
  2,500,000   9.375% due 10/1/10..........................................................................    2,525,000
  2,750,000 Parker Drilling Corp., 9.750% due 11/15/06....................................................    2,818,750
  1,500,000 Pioneer Natural Resource Co., 9.625% due 4/1/10...............................................    1,646,250
  2,500,000 Plains Resources Inc., 10.250% due 3/15/06....................................................    2,562,500
    500,000 SESI, LLC, 8.875% due 5/15/11 (a).............................................................      503,750
  3,500,000 United Refining Co., 10.750% due 6/15/07......................................................    2,222,500
    500,000 Vintage Petroleum, Inc., 8.625% due 2/1/09....................................................      517,500
                                                                                                           ------------
                                                                                                             29,070,590
                                                                                                           ------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers High Yield Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                           Security                                            Value

-----------------------------------------------------------------------------------------------------------------

Financial Services -- 2.0%
$ 3,210,025 Airplanes Pass Through Trust, 10.875% due 3/15/19...................................... $  1,734,441
  2,500,000 Capstar Hotels Inc., 9.125% due 1/15/11 (a)............................................    2,531,250
  1,500,000 DVI Inc., 9.875% due 2/1/04............................................................    1,410,000
  2,500,000 Felcor Lodging L.P., 9.500% due 9/15/08................................................    2,525,000
  1,250,000 Nationwide Credit Inc., 10.250% due 1/15/08............................................      387,500
                                                                                                    ------------
                                                                                                       8,588,191
                                                                                                    ------------

Housing Related -- 0.8%
  1,000,000 American Architectural Products Corp., 11.750% due 12/1/07 (b)(c)......................      247,500
            Nortek, Inc.:
  2,000,000   9.875% due 3/1/04....................................................................    2,040,000
  1,000,000   8.875% due 8/1/08....................................................................      967,500
                                                                                                    ------------
                                                                                                       3,255,000
                                                                                                    ------------

Manufacturing -- 4.1%
  2,500,000 Aqua Chemical Inc., 11.250% due 7/1/08.................................................    1,750,000
            BE Aerospace:
  1,250,000   9.500% due 11/1/08...................................................................    1,275,000
    750,000   8.875% due 5/1/11 (a)................................................................      746,250
  4,125,000 Blount Inc., 13.000% due 8/1/09........................................................    2,402,813
  4,000,000 Breed Technologies, Inc., 9.250% due 4/15/08 (b)(c)....................................          400
  1,500,000 Dura Operating Corp., 9.000% due 5/1/09 (a)............................................    1,417,500
  2,500,000 Fedders North America Inc., 9.375% due 8/15/07.........................................    2,237,500
  3,250,000 Foamex L.P., 9.875% due 6/15/07........................................................    2,161,250
  5,000,000 Indesco International Inc., 9.750% due 4/15/08 (b)(c)..................................      475,000
    875,000 International Utility Structures Inc., 10.750% due 2/1/08..............................      529,375
  2,125,000 Sequa Corp., 9.000% due 8/1/09.........................................................    2,125,000
  3,500,000 Stellex Industries Inc., 9.500% due 11/1/07 (b)(c).....................................      122,500
    950,000 Terex Corp., 10.375% due 4/1/11 (a)....................................................      983,250
  1,500,000 Williams Scotsman Inc., 9.875% due 6/1/07..............................................    1,432,500
                                                                                                    ------------
                                                                                                      17,658,338
                                                                                                    ------------

Media and Cable -- 8.7%
            Adelphia Communications Corp.:
  2,500,000   10.500% due 7/15/04..................................................................    2,534,375
  2,750,000   9.875% due 3/1/07....................................................................    2,736,250
  5,000,000 Avalon Cable Holdings LLC, (Zero coupon until 12/1/03, 11.875% thereafter), due 12/1/08    3,850,000
            Charter Communications Holdings LLC:
  1,000,000   11.125% due 1/15/11..................................................................    1,060,000
  1,250,000   Zero coupon until 4/1/04, (9.920% thereafter), due 4/1/11............................      859,375
  5,000,000 CSC Holdings, Inc., 10.500% due 5/15/16................................................    5,537,500
            Diamond Cable Co.:
  2,000,000   11.750% due 12/15/05.................................................................    1,370,000
    950,000   Zero coupon until 2/15/02, (10.750% thereafter), due 2/15/07.........................      489,250
  2,500,000 Hollinger International Publishing Inc., 9.250% due 3/15/07............................    2,525,000
  1,000,000 Insight Midwest Corp., 10.500% due 11/1/10 (a).........................................    1,060,000
  1,000,000 Lamar Media Corp., 9.625% due 12/1/06..................................................    1,055,000
  2,500,000 Mediacom LLC, 9.500% due 1/15/13 (a)...................................................    2,412,500
  2,425,000 NTL Inc., (Zero coupon until 2/1/01, 11.500% thereafter), due 2/1/06...................    1,649,000
  1,250,000 Radio One Inc., 8.875% due 7/1/11 (a)..................................................    1,256,250
  2,500,000 Rogers Communications Inc., 8.875% due 7/15/07.........................................    2,493,750


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers High Yield Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                             Security                                              Value

---------------------------------------------------------------------------------------------------------------------
Media and Cable -- 8.7% (continued)
$ 1,949,000 Sun Media Corp., 9.500% due 2/15/07........................................................ $  1,929,510
            Telewest Communications PLC:
  2,750,000   11.000% due 10/1/07......................................................................    2,330,625
  1,875,000   Zero coupon until 4/15/04, (9.250% thereafter), due 4/15/09..............................      923,437
  4,500,000 United International Holdings, (Zero coupon until 2/15/03, 10.750% thereafter), due 2/15/08    1,530,000
                                                                                                        ------------
                                                                                                          37,601,822
                                                                                                        ------------
Services and Other -- 6.5%
  3,000,000 Allied Waste North America Inc., 10.000% due 8/1/09........................................    3,097,500
  2,750,000 American Tower Corp., 9.375% due 2/1/09 (a)................................................    2,578,125
  3,750,000 Avis Group Holdings, 11.000% due 5/1/09....................................................    4,204,688
  1,500,000 COMFORCE Operating Inc., 12.000% due 12/1/07...............................................    1,207,500
            Crown Castle International Corp.:
    100,000   9.375% due 8/1/11 (a)....................................................................       90,750
  2,500,000   10.750% due 8/1/11.......................................................................    2,431,250
  3,200,000 DynCorp Inc., 9.500% due 3/1/07............................................................    3,032,000
  3,000,000 Employee Solutions Inc., 10.000% due 10/15/04 (b)(c).......................................       33,750
  2,500,000 Holt Group, 9.750% due 1/15/06 (b)(c)......................................................      137,500
  2,625,000 Iron Mountain Inc., 8.625% due 4/1/13......................................................    2,657,812
  3,000,000 Loomis Fargo & Co., 10.000% due 1/15/04....................................................    3,150,000
  2,125,000 Mail-Well Corp., 8.750% due 12/15/08.......................................................    1,838,125
  4,000,000 Safety-Kleen Corp., 9.250% due 6/1/08 (b)(c)...............................................          400
  2,500,000 SBA Communications Corp., 10.250% due 2/1/09...............................................    2,300,000
            Spectrasite Holdings Inc.:
  1,000,000   Zero coupon until 3/15/05, (12.875% thereafter), due 3/15/10.............................      425,000
  1,000,000   12.500% due 11/15/10.....................................................................      950,000
                                                                                                        ------------
                                                                                                          28,134,400
                                                                                                        ------------
Technology -- 1.1%
  5,000,000 Axiohm Transaction Solutions Inc., 9.750% due 10/1/07 (b)(c)...............................          500
    695,000 Polaroid Corp., 11.500% due 2/15/06........................................................      218,925
  2,500,000 Unisys Corp., 8.125% due 6/1/06............................................................    2,443,750
  2,100,000 Xerox Cap Europe PLC, 5.750% due 5/15/02...................................................    1,974,000
                                                                                                        ------------
                                                                                                           4,637,175
                                                                                                        ------------
Telecommunications -- 3.9%
  1,500,000 American Cellular Corp., 9.500% due 10/15/09 (a)...........................................    1,417,500
            Global Crossing Holding Ltd.:
    250,000   6.000% due 10/15/03......................................................................      203,750
  1,800,000   9.125% due 11/15/06......................................................................    1,426,500
  2,000,000   9.625% due 5/15/08.......................................................................    1,590,000
    250,000   9.500% due 11/15/09......................................................................      196,875
  1,250,000 Leap Wireless International Inc., 12.500% due 4/15/10......................................      831,250
            Level 3 Communications, Inc.:
    500,000   11.000% due 3/15/08......................................................................      222,500
    715,000   9.125% due 5/1/08........................................................................      300,300
  9,000,000 Nextel Communications Inc., (Zero coupon until 10/31/02, 9.750% thereafter), due 10/31/07..    6,018,750
  2,750,000 NextLink Communications, 10.750% due 6/1/09................................................      893,750
  1,725,000 Price Communications Wireless, Inc., 9.125% due 12/15/06...................................    1,794,000
            PSINet Inc.:
  1,750,000   11.500% due 11/1/08 (b)(c)...............................................................      113,750
  1,750,000   11.000% due 8/1/09 (b)(c)................................................................      113,750
    750,000 Telecorp PCS Inc., 10.625% due 7/15/10.....................................................      708,750
  2,000,000 Ubiquitel Operating Co., (Zero coupon until 4/15/05, 14.000% thereafter), due 4/15/10......      800,000
  3,250,000 World Access Inc., 13.250% due 1/15/08 (b)(c)..............................................       85,313
                                                                                                        ------------
                                                                                                          16,716,738
                                                                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers High Yield Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                  Security                                    Value

------------------------------------------------------------------------------------------------
Transportation -- 2.0%
$ 2,500,000 Northwest Airlines Inc., 7.625% due 3/15/05.......................... $   2,400,000
  2,500,000 Stena AB, 8.750% due 6/15/07.........................................     2,262,500
  1,000,000 Teekay Shipping Corp., 8.320% due 2/1/08.............................     1,020,000
  3,214,620 Viacao Aerea Riograndens, 9.600% due 2/10/05.........................     2,844,939
                                                                                  -------------
                                                                                      8,527,439
                                                                                  -------------
Utilities -- 2.4%
  1,625,000 The AES Corp., 9.375% due 9/15/10....................................     1,649,375
  1,375,000 Azurix Corp., 10.750% due 2/15/10....................................     1,423,125
  2,750,000 CMS Energy Corp., 9.875% due 10/15/07................................     2,870,312
            Calpine Corp.:
  1,075,000   8.500% due 5/1/08..................................................     1,049,469
  3,425,000   8.625% due 8/15/10.................................................     3,317,969
                                                                                  -------------
                                                                                     10,310,250
                                                                                  -------------
            TOTAL CORPORATE BONDS
            (Cost -- $349,606,104)...............................................   259,458,595
                                                                                  -------------
CONVERTIBLE BONDS  -- 0.1%
Technology -- 0.1%
  2,750,000 Aspect Telecommunications, zero coupon due 8/10/18 (Cost -- $658,571)       563,750
                                                                                  -------------
SOVEREIGN BONDS -- 33.1%
Argentina -- 4.1%
            Republic of Argentina:
  6,417,000   13.969% due 4/10/05 (d)............................................     6,031,980
  5,501,187   7.000% due 12/19/08................................................     4,153,396
  5,000,000   11.375% due 3/15/10................................................     3,825,000
  4,645,000   12.000% due 2/1/20.................................................     3,739,225
                                                                                  -------------
                                                                                     17,749,601
                                                                                  -------------
Brazil -- 9.7%
            Federal Republic of Brazil:
  7,500,000   8.875% due 4/15/24.................................................     4,856,250
  9,200,000   12.250% due 3/6/30.................................................     7,760,200
 34,961,000   11.000% due 8/17/40................................................    25,976,023
  3,919,355   MYDFA, 5.750% due 9/15/07 (d)......................................     3,194,274
                                                                                  -------------
                                                                                     41,786,747
                                                                                  -------------
Bulgaria -- 1.9%
 10,250,000 Republic of Bulgaria, FLIRB, Series A, 3.000% due 7/28/12 (d)........     8,315,312
                                                                                  -------------
Colombia -- 0.6%
  2,900,000 Republic of Colombia, 11.750% due 2/25/20............................     2,776,750
                                                                                  -------------
Croatia -- 0.0%
     94,608 Republic of Croatia, Series B, 6.250% due 7/31/06 (d)................        93,189
                                                                                  -------------
Ecuador -- 1.7%
            Republic of Ecuador:
  4,400,000   12.000% due 11/15/12...............................................     3,097,600
 10,240,000   4.000% due 8/15/30 (d).............................................     4,403,200
                                                                                  -------------
                                                                                      7,500,800
                                                                                  -------------
Ivory Coast -- 0.4%
  7,350,000 Republic of Ivory Coast, FLIRB, due 3/29/18 (b)(c)...................     1,176,000
                                                                                  -------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers High Yield Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                       Security                                         Value

----------------------------------------------------------------------------------------------------------
Mexico -- 1.4%
$ 4,850,000 United Mexican States, 11.375% due 9/15/16..................................... $   5,856,375
                                                                                            -------------
Peru -- 0.4%
  2,200,000 Republic of Peru, PDI, 4.500% due 3/7/17 (d)...................................     1,522,125
                                                                                            -------------
Philippines -- 0.0%
     80,000 Republic of Philippines, NMB, 6.875% due 1/5/05 (d)............................        76,600
                                                                                            -------------
Russia -- 7.7%
            Russia:
 21,250,000   10.000% due 6/26/07..........................................................    18,955,000
 10,767,617   8.250% due 3/31/10...........................................................     8,289,450
 13,000,000   5.000% due 3/31/30...........................................................     6,145,750
                                                                                            -------------
                                                                                               33,390,200
                                                                                            -------------
Venezuela -- 5.2%
            Republic of Venezuela:
  6,734,000   13.625% due 8/15/18..........................................................     6,548,815
  4,250,000   4.875% due 3/31/20...........................................................     3,315,000
 18,142,000   9.250% due 9/15/27...........................................................    12,586,012
                                                                                            -------------
                                                                                               22,449,827
                                                                                            -------------
            TOTAL SOVEREIGN BONDS
            (Cost -- $142,432,137).........................................................   142,693,526
                                                                                            -------------
LOAN PARTICIPATIONS (e) -- 1.7%
    750,000 Jamaica, Tranche B, 4.9375% due 11/15/04 (Chase Manhattan Bank) (d)............       688,125
     32,934 Kingdom of Morocco, Tranche A, 5.09375% due 1/1/09 (J.P. Morgan Securities) (d)        30,464
            The People's Democratic Republic of Algeria:
  7,039,103   Tranche 1, 5.8125% due 9/4/06 (Chase Manhattan Bank) (d).....................     6,141,617
    703,421   Tranche 3, 5.8125% due 3/4/10 (Chase Manhattan Bank) (d).....................       576,805
                                                                                            -------------
            TOTAL LOAN PARTICIPATIONS
            (Cost -- $7,366,198)...........................................................     7,437,011
                                                                                            -------------
  Shares
  ------
COMMON STOCK -- 0.0%
      2,177 UnitedGlobalCom Inc., Class A Shares...........................................        18,831
     10,212 World Access, Inc..............................................................           582
                                                                                            -------------
            TOTAL COMMON STOCK
            (Cost -- $216,056).............................................................        19,413
                                                                                            -------------
PREFERRED STOCK -- 1.0%
     80,000 California Federal Capital, Series A, 9.125%...................................     2,022,400
     17,990 Rural Cellular Corp............................................................     1,461,688
            TCR Holding Corp. (b):
      9,787  Class B.......................................................................            98
      5,383  Class C.......................................................................            54
     14,191  Class D.......................................................................           142
     29,362  Class E.......................................................................           294
     39,000 UnitedGlobalCom Inc., Series D, 7.000%.........................................       555,750
                                                                                            -------------
            TOTAL PREFERRED STOCK
            (Cost -- $4,553,319)...........................................................     4,040,426
                                                                                            -------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers High Yield Bond Fund

--------------------------------------------------------------------------------

  Warrants                                                Security                                                  Value
------------------------------------------------------------------------------------------------------------------------------
WARRANTS AND RIGHTS (b) -- 0.6%
  15,711,103 Contifinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation of
              Contifinancial Corp. and its affiliates).......................................................... $  2,293,821
       4,000 Glasstech Inc. (Exercise Price of $0.01 per share expiring on 6/30/04. Each warrant exercisable for
              0.125 shares of common stock.)....................................................................        2,000
         900 In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each warrant exercisable
              for one share of common stock.)...................................................................            0
       1,250 Leap Wireless International Inc., (Exercise price of $96.80 per share expiring 4/15/10.
             Each warrant exercisable for 5.146 shares of Common Stock.)........................................       50,150
       3,500 Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07. Each Warrant
              exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L common stock.)....        2,188
   7,692,000 Mexican Rights.....................................................................................       76,151
       4,000 Republic Technologies International Inc., Expires 7/15/09..........................................           40
2,000 rights Terex Stock Appreciation, Expire 5/15/02...........................................................       42,000
       2,500 UbiquiTel Operating Co. (Exercise price of $22.74 per share expiring on 4/15/10. Each warrant
              exercisable for 5.965 shares of common stock.)....................................................       30,625
       2,240 Winsloew Furniture, Inc., ( Exercise price of $0.01 per share expiring 8/15/07. Each warrant
              exercisable for 0.2298 shares of common stock.)...................................................       23,240
                                                                                                                 ------------
             TOTAL WARRANTS AND RIGHTS
             (Cost -- $2,632,611)...............................................................................    2,520,215
                                                                                                                 ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $507,464,996 )............................................................................  416,732,936
                                                                                                                 ------------
    Face
   Amount
   ------
REPURCHASE AGREEMENT -- 3.3%
 $14,297,000 Warburg Dillon Read LLC, 3.93754% due 7/2/01; Proceed at maturity -- $14,301,691; (Fully collateralized by U.S. Treasury Notes & Bonds, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market
              value -- $14,583,030) (Cost -- $14,297,000).......................................................   14,297,000
                                                                                                                 ------------
             TOTAL INVESTMENTS  -- 100%
             (Cost -- $521,761,996*)............................................................................ $431,029,936
                                                                                                                 ============

--------
(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)Non-income producing security.
(c)Security is currently in default.
(d)Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(e)Participation interest was acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   FLIRB -- Front-Loaded Interest Reduction Bonds.
   MYDFA -- Multi Year Depository Facility Agreement.
   NMB -- NewMoney Bond.
   PDI -- Past Due Interest.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                             Security                                               Value

----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 32.6%

Basic Industries -- 2.4%
$  250,000 Berry Plastics Corp., 12.250% due 4/15/04.................................................... $    253,750
   165,000 Gentek Inc., 11.000% due 8/1/09..............................................................      136,125
 1,000,000 Hylsa S.A. de C.V., 9.250% due 9/15/07.......................................................      608,501
   250,000 ISP Chemco Inc., 10.250% due 7/1/11 (a)......................................................      251,250
   402,096 Jordan Industries Inc., (Zero coupon until 4/1/02, 11.750% thereafter), due 4/1/09...........      227,184
   135,000 Murrin Murrin Holdings Property, 9.375% due 8/31/07..........................................      114,075
   101,000 P&L Coal Holdings Corp., 9.625% due 5/15/08..................................................      107,060
   325,000 Polymer Group Inc., 8.750% due 3/1/08........................................................      121,875
   150,000 Radnor Holdings Corp., 10.000% due 12/1/03...................................................      122,250
   500,000 Republic Technologies International Inc., 13.750% due 7/15/09 (b)(c).........................       60,000
   325,000 Riverwood International Co., 10.625% due 8/1/07 (a)..........................................      333,125
   500,000 USX Corp., 6.650% due 2/1/06.................................................................      508,750
                                                                                                         ------------
                                                                                                            2,843,945
                                                                                                         ------------

Consumer Cyclicals -- 0.8%
   275,000 Advance Stores Co. Inc., 10.250% due 4/15/08.................................................      269,500
   250,000 Cole National Group, Inc., 8.625% due 8/15/07................................................      232,500
   350,000 HMH Properties Inc., 7.875% due 8/1/08.......................................................      337,750
   200,000 Mattress Discounters Co., 12.625% due 7/15/07................................................       67,000
   375,000 Pillowtex Corp., 9.000% due 12/15/07 (b)(c)..................................................        5,625
    90,000 WestPoint Stevens, Inc., 7.875% due 6/15/05..................................................       35,550
                                                                                                         ------------
                                                                                                              947,925
                                                                                                         ------------

Consumer Non-Cyclicals -- 5.4%
   250,000 Argosy Gaming Co., 10.750% due 6/1/09 (a)....................................................      270,000
   370,000 Flooring America Inc., 9.250% due 10/15/07 (b)(c)............................................        2,313
   225,000 French Fragrance Inc., 10.375% due 5/15/07...................................................      222,187
   375,000 Harrah's Operating Co. Inc., 7.875% due 12/15/05.............................................      382,031
           HCA Inc.:
   250,000   6.910% due 6/15/05.........................................................................      246,250
   125,000   8.750% due 9/1/10..........................................................................      132,812
   225,000 Hines Horticulture, Inc., 11.750% due 10/15/05 (d)...........................................      209,250
   375,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08 (b)(c).......................................      170,625
   375,000 Horseshoe Gaming LLC., 9.375% due 6/15/07....................................................      397,500
   250,000 Iasis Healthcare Corp., 13.000% due 10/15/09.................................................      266,250
   375,000 Imperial Holly Corp., 9.750% due 12/15/07....................................................       58,125
   289,000 Iowa Select Farms, L.P., 10.750% due 12/1/06 (a).............................................      160,395
   300,000 MGM Grand Inc., 9.750% due 6/1/07............................................................      321,750
   150,000 Mohegan Tribal Gaming Corp., 8.750% due 1/1/09...............................................      154,875
   375,000 Nebco Evans Holding Corp., (Zero coupon until 7/15/02, 12.375% thereafter) due 7/15/07 (b)(c)          469
   250,000 North Atlantic Trading Co., 11.000% due 6/15/04..............................................      231,250
           Park Place Entertainment Inc.:
   100,000   7.875% due 12/15/05........................................................................      100,500
   375,000   8.875% due 9/15/08.........................................................................      386,250
   125,000 Playtex Products Inc., 9.375% due 6/1/11 (a).................................................      127,812
   125,000 Premier International Foods Corp., 12.000% due 9/1/09........................................      128,750
    90,000 Pueblo Xtra International Inc., 9.500% due 8/1/03............................................       16,650
           Revlon Consumer Products:
    50,000   8.125% due 2/1/06..........................................................................       35,250
   250,000   9.000% due 11/1/06.........................................................................      180,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                 Security                                 Value

--------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 5.4% (continued)
$   250,000 Station Casinos Inc., 8.375% due 2/15/08.......................... $    252,188
    300,000 Sun International Hotels Ltd., 8.625% due 12/15/07................      301,500
    125,000 Tenet Healthcare Corp., 9.250% due 9/1/10.........................      141,563
    300,000 Triad Hospitals Inc., 8.750% due 5/1/09 (a).......................      306,750
    500,000 United Industries Corp., 9.875% due 4/1/09........................      407,500
    200,000 Vlasic Foods International Inc., 10.250% due 7/1/09 (b)(c)........       56,500
    350,000 Wal-Mart Stores Inc., 7.550% due 2/15/30..........................      382,375
    250,000 Winsloew Furniture, Inc., 12.750% due 8/15/07.....................      233,125
                                                                               ------------
                                                                                  6,282,795
                                                                               ------------

Energy -- 3.9%
    250,000 Belco Oil & Gas Corp., 10.500% due 4/1/06.........................      259,375
    165,000 Benton Oil & Gas Co., 11.625% due 5/1/03..........................      117,563
    375,000 Canadian Forest Oil Ltd., 8.750% due 9/15/07......................      381,563
    500,000 Continental Resources Inc., Company Guaranteed, 10.250% due 8/1/08      437,500
    500,000 Costilla Energy Inc., 10.250% due 10/1/06 (b)(c)..................            0
            El Paso Energy Corp.:
    325,000   8.500% due 6/1/11 (a)...........................................      326,625
    600,000   8.050% due 10/15/30.............................................      605,250
    250,000 Grey Wolf Inc., 8.875% due 7/1/07.................................      254,375
    375,000 Ocean Energy Inc., 8.875% due 7/15/07.............................      392,812
    500,000 Plains Resources Inc., 10.250% due 3/15/06........................      512,500
    300,000 Pogo Producing Co., 8.250% due 4/15/11 (a)........................      301,500
    375,000 Pride International Inc., 9.375% due 5/1/07.......................      395,625
    250,000 R&B Falcon Corp., 9.500% due 12/15/08.............................      290,313
    250,000 SESI, LLC, 8.875% due 5/15/11 (a).................................      251,875
                                                                               ------------
                                                                                  4,526,876
                                                                               ------------

Financial Services -- 5.2%
    493,850 Airplanes Pass-Through Trust, 10.875% due 3/15/19.................      266,837
    600,000 Bank of America Corp., 7.125% due 9/15/06.........................      626,250
    250,000 Capstar Hotel Inc., 8.750% due 8/15/07............................      250,000
    500,000 DVI Inc., 9.875% due 2/1/04 (d)...................................      470,000
    325,000 Felcor Lodging L.P., 9.500% due 9/15/08...........................      328,250
    250,000 Forest City Enterprises, 8.500% due 3/15/08.......................      236,250
    500,000 General Electric Capital Corp., 6.125% due 2/22/11................      493,750
    500,000 General Motors Acceptance Corp., 7.500% due 7/15/05...............      523,125
    550,000 Goldman Sachs Group Inc., 6.650% due 5/15/09 (d)..................      547,250
    500,000 Household Finance Corp., 8.000% due 7/15/10.......................      536,250
    250,000 Qwest Capital Funding, 7.250% due 2/15/11 (a).....................      247,813
    500,000 Standard Chartered Bank, 8.000% due 5/30/31 (a)...................      509,375
    500,000 US Airways, Class G Pass Through Trust, 7.890% due 3/1/19.........      523,670
    500,000 Washington Mutual Financial, 6.875% due 5/15/11...................      498,750
                                                                               ------------
                                                                                  6,057,570
                                                                               ------------

Housing Related -- 0.3%
    375,000 Nortek, Inc., 9.875% due 3/1/04...................................      382,500
                                                                               ------------

Manufacturing -- 2.2%
    325,000 BE Aerospace, 9.500% due 11/1/08..................................      331,500
    500,000 Blount Inc., 13.000% due 8/1/09...................................      291,250
    500,000 Breed Technologies, Inc., 9.250% due 4/15/08 (b)(c)...............           50


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                             Security                                              Value

---------------------------------------------------------------------------------------------------------------------
Manufacturing -- 2.2% (continued)
$   175,000 Dura Operating Corp., 9.000% due 05/01/09 (a).............................................. $    165,375
    500,000 Foamex L.P., 9.875% due 6/15/07............................................................      332,500
    400,000 Goodyear Tire & Rubber Inc., 8.125% due 3/15/03............................................      410,000
    175,000 Hexcel Corp., 9.750% due 1/15/09...........................................................      169,312
    250,000 Indesco International Inc., 9.750% due 4/15/08 (b)(c)......................................       23,750
    250,000 Key Plastics, Inc., 10.250% due 3/15/07 (b)(c).............................................           25
    125,000 Moll Industries, Inc., 10.500% due 7/1/08..................................................       44,375
    250,000 Sequa Corp., 9.000% due 8/1/09.............................................................      250,000
    250,000 Stellex Industries Inc., 9.500% due 11/1/07 (b)(c).........................................        8,750
    500,000 Williams Cos., 6.750% due 1/15/06 (a)......................................................      498,750
                                                                                                        ------------
                                                                                                           2,525,637
                                                                                                        ------------

Media and Cable -- 4.2%
            Adelphia Communications Corp.:
     17,091   9.500% due 2/15/04.......................................................................       16,535
    500,000   10.500% due 7/15/04 (d)..................................................................      506,875
    750,000 Avalon Cable Holdings LLC, (Zero coupon until 12/1/03, 11.875% thereafter), due 12/1/08 (d)      577,500
    250,000 Century Communications, zero coupon due 1/15/08............................................      118,125
    250,000 Charter Communications Holdings LLC, 8.625% due 4/1/09.....................................      238,750
            CSC Holdings Inc.:
    250,000   9.875% due 2/15/13.......................................................................      267,813
    100,000   10.500% due 5/15/16......................................................................      110,750
    250,000   9.875% due 4/1/23........................................................................      268,125
            Diamond Cable Co.:
    250,000   11.750% due 12/15/05.....................................................................      171,250
    175,000   10.750% due 2/15/07......................................................................       90,125
    275,000 Hollinger International Publishing Inc., 9.250% due 2/1/06.................................      277,750
    300,000 Mediacom LLC, 9.500% due 1/15/13 (a).......................................................      289,500
    200,000 Nextmedia Operating Inc., 10.750% due 7/1/11 (a)...........................................      201,000
    125,000 NTL Inc., (Zero coupon until 2/1/01, 11.500% thereafter), due 2/1/06.......................       85,000
    375,000 Rogers Communications Inc., 8.875% due 7/15/07.............................................      374,063
    400,000 Telewest Communications PLC, 11.000% due 10/1/07...........................................      339,000
    200,000 United International Holdings, (Zero coupon until 2/15/03, 10.750% thereafter), due 2/15/08       68,000
    500,000 Viacom Inc., 6.625% due 5/15/11 (a)........................................................      490,625
            World Color Press, Inc.:
    250,000   8.375% due 11/15/08......................................................................      253,125
    125,000   7.750% due 2/15/09.......................................................................      122,500
                                                                                                        ------------
                                                                                                           4,866,411
                                                                                                        ------------

Services/Other -- 3.8%
    375,000 Allied Waste North America Inc., 7.875% due 1/1/09.........................................      368,437
    325,000 American Tower Corp., 9.375% due 2/1/09 (a)................................................      304,688
    375,000 Avis Group Holdings, 11.000% due 5/1/09....................................................      420,469
    250,000 CB Richard Ellis Services Inc., 8.875% due 6/1/06..........................................      270,313
    500,000 Cendant Corp., 7.750% due 12/1/03 (d)......................................................      509,375
    200,000 Comforce Operating Inc., 12.000% due 12/1/07...............................................      161,000
    325,000 Crown Castle International Corp., 10.750% due 8/1/11.......................................      316,063
    250,000 Dyncorp Inc., 9.500% due 3/1/07............................................................      236,875
    500,000 Holt Group, 9.750% due 1/15/06 (b)(c)......................................................       27,500
    250,000 Iron Mountain Inc., 10.125% due 10/1/06....................................................      264,375
    500,000 Loomis Fargo & Co., 10.000% due 1/15/04....................................................      525,000
    225,000 Mail-Well Corp., 8.750% due 12/15/08.......................................................      194,625


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                           Security                                            Value

-----------------------------------------------------------------------------------------------------------------
Services/Other -- 3.8%  (continued)
$   250,000 Pierce Leahy Corp., 8.125% due 5/15/08................................................. $    250,000
    500,000 Safety-Kleen Corp., 9.250% due 5/15/09 (b)(c)..........................................           50
    375,000 SBA Communications Corp., 10.250% due 2/1/09...........................................      345,000
    500,000 Spectrasite Holdings Inc., (Zero coupon until 3/15/05, 12.875% thereafter), due 3/15/10      212,500
                                                                                                    ------------
                                                                                                       4,406,270
                                                                                                    ------------

Technology -- 0.5%
    300,000 Axiohm Transaction Solutions Inc., 9.750% due 10/1/07 (b)(c)...........................           30
     80,000 Polaroid Corp., 11.500% due 2/15/06....................................................       25,200
    325,000 Unisys Corp., 8.125% due 6/1/06........................................................      317,688
    230,000 Xerox Cap Europe PLC, 5.750% due 5/15/02...............................................      216,200
                                                                                                    ------------
                                                                                                         559,118
                                                                                                    ------------

Telecommunications -- 1.9%
    300,000 American Cellular Corp., 9.500% due 10/15/09 (a).......................................      283,500
    275,000 AT&T Wireless Services Inc., 7.875% due 3/1/11 (a).....................................      276,031
            Global Crossing Holdings Ltd.:
    325,000   9.125% due 11/15/06..................................................................      257,563
    150,000   9.625% due 5/15/08...................................................................      119,250
    200,000 Leap Wireless International Inc., 12.500% due 4/15/10..................................      133,000
    145,000 Level 3 Communications Inc., 9.125% due 5/1/08.........................................       60,900
            Nextel Communications Inc.:
    400,000   Zero coupon until 10/31/02, (9.750% thereafter), due 10/31/07........................      267,500
    550,000   Zero coupon until 2/15/03, (9.950% thereafter), due 2/15/08..........................      345,125
    325,000 NextLink Communications, 10.750% due 6/1/09............................................      105,625
    375,000 Price Communications Wireless, Inc., 11.750% due 7/15/07...............................      403,125
    125,000 PSINet Inc., 11.500% due 11/1/08 (b)(c)................................................        8,125
                                                                                                    ------------
                                                                                                       2,259,744
                                                                                                    ------------

Transportation -- 0.7%
    250,000 CSX Corp., 7.950% due 5/1/27...........................................................      260,625
    250,000 Enterprise Shipholding Inc., 8.875% due 5/1/08 (b)(c)..................................      133,750
    250,000 Northwest Airlines Inc., 7.625% due 3/15/05............................................      240,000
    267,885 Viacao Aerea Riograndens, 9.600% due 2/10/05...........................................      237,078
                                                                                                    ------------
                                                                                                         871,453
                                                                                                    ------------

Utilities -- 1.3%
    250,000 The AES Corp., 9.375% due 9/15/10......................................................      253,750
    175,000 Azurix Corp., 10.750% due 2/15/10......................................................      181,125
    500,000 Calpine Corp., 8.500% due 5/1/08.......................................................      488,125
    300,000 CMS Energy Corp., 9.875% due 10/15/07..................................................      313,125
    250,000 Dominion Fiber Ventures, 7.050% due 3/15/05 (a)........................................      251,562
                                                                                                    ------------
                                                                                                       1,487,687
                                                                                                    ------------
            TOTAL CORPORATE BONDS
            (Cost -- $45,607,585)..................................................................   38,017,931
                                                                                                    ------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------

   Face
  Amount                            Security                            Value

----------------------------------------------------------------------------------
SOVEREIGN BONDS -- 16.3%

Argentina -- 0.8%
            Republic of Argentina:
$ 1,000,000   7.000% due 12/19/08 (e)............................... $    755,000
    321,000   11.750% due 6/15/15...................................      239,947
                                                                     ------------
                                                                          994,947
                                                                     ------------

Brazil -- 3.1%
            Federal Republic of Brazil:
  1,646,000   12.750% due 1/15/20...................................    1,475,639
  1,160,000   11.000% due 8/17/40...................................      861,880
  1,754,759   C Bond, 8.000% due 4/15/14 (e)........................    1,301,812
                                                                     ------------
                                                                        3,639,331
                                                                     ------------

Bulgaria -- 0.8%
            Republic of Bulgaria:
    600,000   FLIRB, Series A, 3.000% due 7/28/12 (d)(e)............      486,750
    500,000   IAB, 6.313% due 7/28/11 (e)...........................      395,000
                                                                     ------------
                                                                          881,750
                                                                     ------------

Colombia -- 0.4%
    600,000 Republic of Colombia, 8.375% due 2/15/27................      420,000
                                                                     ------------

Croatia -- 0.5%
    600,400 Republic of Croatia, Series B, 6.250% due 7/31/06 (d)(e)      591,394
                                                                     ------------

Ecuador -- 0.5%
            Republic of Ecuador:
    500,000   12.000% due 11/15/12..................................      352,000
    520,000   4.000% due 8/15/30 (e)................................      223,600
                                                                     ------------
                                                                          575,600
                                                                     ------------

Ivory Coast -- 0.3%
  1,950,000 Ivory Coast, FLIRB, due 3/29/18 (b)(c)..................      312,000
                                                                     ------------

Jamaica -- 0.2%
    200,000 Government of Jamaica, 12.750% due 9/1/07...............      220,000
                                                                     ------------

Mexico -- 2.4%
            United Mexican States:
  2,425,000   8.375% due 1/14/11....................................    2,446,219
    300,000   11.375% due 9/15/16...................................      362,250
                                                                     ------------
                                                                        2,808,469
                                                                     ------------

Panama -- 0.8%
            Republic of Panama:
    500,000   8.875% due 9/30/27....................................      452,500
    550,000   IRB, 4.500% due 7/17/14 (d)(e)........................      486,406
                                                                     ------------
                                                                          938,906
                                                                     ------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                  Security                                                   Value

-------------------------------------------------------------------------------------------------------------------------------
Peru -- 0.4%
            Republic of Peru:
$   100,000   FLIRB, 4.000% due 3/7/17........................................................................... $     62,500
    625,000   PDI, 4.500% due 3/7/17 (e).........................................................................      432,422
                                                                                                                  ------------
                                                                                                                       494,922
                                                                                                                  ------------

Phillipines -- 0.4%
    300,000 Bangko Sentral Philippines, 8.600% due 6/15/27.......................................................      219,750
    350,000 Republic of Philippines, 9.875% due 1/15/19..........................................................      305,812
                                                                                                                  ------------
                                                                                                                       525,562
                                                                                                                  ------------

Poland -- 0.2%
    200,000 Republic of Poland, PDI, 6.000% due 10/27/14 (e).....................................................      197,750
                                                                                                                  ------------

Russia -- 3.2%
            Russia:
    618,051   8.250% due 3/31/10 (d)(e)..........................................................................      475,807
  1,375,000   12.750% due 6/24/28................................................................................    1,362,109
  4,041,000   5.000% due 3/31/30 (e).............................................................................    1,910,383
                                                                                                                  ------------
                                                                                                                     3,748,299
                                                                                                                  ------------

Venezuela -- 2.3%
            Republic of Venezuela:
  1,850,000   13.625% due 8/15/18................................................................................    1,799,125
    999,985   FLIRB, Series B, 5.6875% due 3/31/07 (d)(e)........................................................      839,675
                                                                                                                  ------------
                                                                                                                     2,638,800
                                                                                                                  ------------
            TOTAL SOVEREIGN BONDS
            (Cost -- $18,853,418)................................................................................   18,987,730
                                                                                                                  ------------

LOAN PARTICIPATIONS (e) -- 1.5%
    959,268 Kingdom of Morocco, Tranche A, 5.09375% due 1/1/09 (J.P. Morgan Securities) (e)......................      887,322
  1,012,500 The People's Democratic Republic of Algeria, Tranche 3, 5.8125% due 3/4/10 (Chase Manhattan Bank) (e)      830,250
                                                                                                                  ------------
            TOTAL LOAN PARTICIPATIONS
            (Cost -- $1,517,280).................................................................................    1,717,572
                                                                                                                  ------------

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 28.4%
            U.S. Treasury Notes & Bonds:
  1,000,000   5.125% due 12/31/02 (d)............................................................................    1,014,370
  5,000,000   5.875% due 11/15/04 (d)............................................................................    5,173,200
  1,500,000   5.750% due 11/15/05 (d)............................................................................    1,545,000
  1,000,000   5.750% due 8/15/10 (d).............................................................................    1,023,600
  5,450,000   5.000% due 2/15/11 (d).............................................................................    5,289,879
    500,000   6.125% due 8/15/29 (d).............................................................................      518,705
  5,500,000   6.250% due 5/15/30 (d).............................................................................    5,834,290
            Federal Home Loan Mortgage Corporation (FHLMC):
     62,526   10.000% due 5/15/20................................................................................       65,958
      1,275   1,156.500% due 6/15/21 -- Interest Only............................................................       39,223
  2,150,000   6.000%, 30 year (TBA) (f)..........................................................................    2,066,000
      8,170   Gold, 6.000% due 10/1/10...........................................................................        8,057
    231,717   Gold, 7.000% due 7/1/11............................................................................      236,423


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

   Face
  Amount                                         Security                                          Value

-------------------------------------------------------------------------------------------------------------
            Federal National Mortgage Association (FNMA):
$     7,736   13.000% due 11/15/15............................................................. $      8,885
     31,241   10.400% due 4/25/19..............................................................       33,676
  3,938,152   8.000% due 11/17/22 -- Interest Only.............................................      486,353
     55,387   6.500% due 2/1/26................................................................       54,538
    604,397   6.500% due 3/1/26................................................................      595,138
  8,936,361   7.500% due 3/18/27 -- Interest Only..............................................      578,958
  4,935,723   8.000% due 7/18/27 -- Interest Only..............................................      313,301
 15,401,533   8.000% due 8/18/27 -- Interest Only..............................................      508,191
    439,630   8.000% due 2/1/31................................................................      454,741
  4,920,550   1.6410% due 2/25/35 -- Interest Only (e).........................................      246,028
 11,071,471   1.0450% due 6/25/38 -- Interest Only (e).........................................      470,989
  6,500,000   7.000%, 30 year (TBA) (f)........................................................    6,528,405
                                                                                                ------------
            TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
            (Cost -- $36,352,539)..............................................................   33,093,908
                                                                                                ------------

ASSET BACKED SECURITIES -- 2.7%
    191,044 Ameriquest III, Series 2000-1, 8.500% due 7/30/30 (a)..............................      189,611
  1,000,000 Contimortgage Home Equity Loan Trust, Series 1999-3, Class B, 7.000% due 7/25/30...      703,906
    980,805 Green Tree Financial, Series 1997-6, Class A8, 7.070% due 1/15/29..................      987,107
    179,196 Indymac Home Equity Loan, Series 2000-A, Class BB, 8.000% due 6/25/31 (a)..........      179,232
  1,125,719 Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35.............................    1,132,046
                                                                                                ------------
            TOTAL ASSET BACKED SECURITIES
            (Cost -- $3,333,986)...............................................................    3,191,902
                                                                                                ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%
  2,000,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 8/17/13.......    2,032,160
    671,204 Delta Funding, 12.500% due 10/26/30................................................      671,624
            DLJ Commercial Mortgage Corp.:
 11,405,597   Series 1998-CG1, Class S, 0.709% due 5/10/23 -- Interest Only (e)................      775,580
 10,562,410   Series 1998-CF2, Class S, 0.851% due 11/12/31 -- Interest Only (e)...............      484,860
    285,124 First Union Residential Securitization, Series 1998-A, Class B2, 7.000% due 8/25/28      271,691
  1,268,215 GE Capital Mortgage Services Inc., Series 1998-15, Class B1, 6.750% due 11/25/28...    1,218,583
  1,250,000 LB Commercial Conduit Mortgage Trust, Series 1998-C1, Class A2, 6.780% due 4/15/09.    1,268,072
            PNC Mortgage Securities:
    386,251   Series 1998-4, Class 3B3, 6.750% due 5/25/28.....................................      359,494
    553,146   Series 1998-4, Class CB3, 6.8380% due 5/25/28 (e)................................      500,038
    500,871   Series 1998-5, Class CB3, 6.734% due 7/25/28 (e).................................      466,298
    927,081   Series 1998-5, Class CB2, 6.772% due 3/25/29 (e).................................      890,447
    724,782   Series 1998-5, Class DB3, 6.904% due 4/25/29 (e).................................      652,231
                                                                                                ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (Cost -- $9,310,557)...............................................................    9,591,078
                                                                                                ------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)

Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

  Shares                                                 Security                                                   Value
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
        698 UnitedGlobalCom Inc., Class A Shares (Cost -- $10,937)............................................. $       5,975
                                                                                                                -------------

PREFERRED STOCK -- 0.1%
            TCR Holding Corp.:
        841  Class B...........................................................................................             8
        462  Class C...........................................................................................             5
      1,218  Class D...........................................................................................            12
      2,521  Class E...........................................................................................            25
     12,500 UnitedGlobalCom Inc., Series D, 7.000%.............................................................       178,125
                                                                                                                -------------
            TOTAL PREFERRED STOCK(Cost -- $258,276)............................................................       178,175
                                                                                                                -------------

 Warrants
-----------
WARRANTS AND RIGHTS (c) -- 0.1%
    763,714 Contifinancial Corp., Units of Interest, (Represents interests in a trust in the liquidation of
             Contifinancial Corp. and its affiliates)..........................................................       111,502
        400 In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each warrant exercisable
             for one share of common stock.)...................................................................             0
        200 Leap Wireless International Inc., (Exercise price of $96.80 per shares expiring on 4/15/10. Each
             warrant exercisable for 5.146 shares of common stock.)............................................         8,024
        500 Mattress Discounters Co., (Exercise price of $0.01 per share expiring on 7/15/07. Each warrant
             exercisable for 4.85 shares of Class A common stock and 0.539 shares of Class L common stock.)....           313
        500 Republic Technologies International Inc., Expires 7/15/09..........................................             5
        250 Winsloew Furniture, Inc., ( Exercise price of $0.01 per share expiring on 8/15/07. Each warrant
             exercisable for 0.2298 shares of common stock.)...................................................         2,594
                                                                                                                -------------
            TOTAL WARRANTS AND RIGHTS(Cost -- $152,566)........................................................       122,438
                                                                                                                -------------

   Face
  Amount
-----------

COMMERCIAL PAPER -- 7.5%
$ 5,150,000 Mermaid Funding, yield 4.220% due 7/13/01 (d)......................................................     5,142,152
  3,581,000 Motorola Inc., yield 4.600% due 7/16/01 (d)........................................................     3,573,679
                                                                                                                -------------
            TOTAL COMMERCIAL PAPER(Cost -- $8,715,831).........................................................     8,715,831
                                                                                                                -------------
            SUB-TOTAL INVESTMENTS(Cost -- $124,112,975)........................................................   113,622,540
                                                                                                                -------------

                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------

   Face
  Amount                                                    Security                                                    Value
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
$ 3,039,000 Warburg Dillon Read LLC, 3.93754% due 7/2/01; Proceeds at maturity -- $ 3,039,997; (Fully collateralized by U.S. Treasury Bonds and Notes, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market value -- $3,099,799)
             (d) (Cost -- $3,039,000)............................................................................... $  3,039,000
                                                                                                                     ------------
            TOTAL INVESTMENTS -- 100%(Cost -- $127,151,975*)........................................................ $116,661,540
                                                                                                                     ============

--------
(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)Security is currently in default.
(c)Non-income producing security.
(d)Securities with an aggregate market value of $37,854,157 are segregated as collateral for mortgage dollar rolls/TBAs and futures contracts.
(e)Interest rate shown reflects current rate on instrument with variable rate or step coupon rates.
(f)Mortgage dollar roll.
(g)Participation interests were acquired through the financial institutions indicated.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   FLIRB -- Floating Rate Interest Reduction Bond.
   IAB  -- Interest in Arrears Bond.
   IRB  -- Interest Reduction Bond.
   PDI  -- Past Due Interest.
   TBA  -- To Be Announced.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers National Intermediate Municipal Fund

--------------------------------------------------------------------------------

  Face
 Amount                                                  Security                                                    Value
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.0%

California -- 6.0%
$285,000 Los Angeles, CA Harbor Department Revenue, Series B, AMBAC-Insured, 6.000% due 8/1/03................... $   298,435
 250,000 Port Oakland, CA Port Revenue, Series G, MBIA-Insured, 6.000% due 11/1/05...............................     271,900
                                                                                                                  -----------
                                                                                                                      570,335
                                                                                                                  -----------

District of Columbia -- 2.9%
  60,000 District of Columbia GO, Series B, FSA-Insured, 5.500% ETM due 6/1/08...................................      65,016
 190,000 District of Columbia GO, Series B, FSA-Insured, 5.500% due 6/1/08.......................................     204,343
                                                                                                                  -----------
                                                                                                                      269,359
                                                                                                                  -----------

Florida -- 4.6%
 160,000 Florida Housing Finance Agency Refunding, Single-Family Mortgage, Series A, 6.150% due 7/1/06...........     172,893
 250,000 Miami-Dade County, FL Aviation Revenue, (Miami International Airport), Series A, FGIC-Insured, 5.550%
          due 10/1/13............................................................................................     264,933
                                                                                                                  -----------
                                                                                                                      437,826
                                                                                                                  -----------

Illinois -- 13.4%
 300,000 Chicago, IL Water Reclamation District Refunding GO, 5.900% due 12/1/06.................................     329,367
 250,000 Cook County, IL Refunding GO, Series A, MBIA-Insured, 5.625% due 11/15/16...............................     260,948
 250,000 Illinois GO, First Series, FSA-Insured, 5.250% due 5/1/11...............................................     264,963
 400,000 Illinois Student Assistance Commission Student Loan Revenue, Series M, 6.400% due 3/1/04................     415,676
                                                                                                                  -----------
                                                                                                                    1,270,954
                                                                                                                  -----------

Indiana -- 16.0%
 500,000 Indiana Health Facilities Financing Authority Hospital Revenue Refunding, (Hancock Memorial Hospital
          Health Services), 5.800% due 8/15/06...................................................................     506,945
 300,000 Indiana Secondary Market for Educational Loans Revenue, Series C, AMBAC-Insured, 5.550% due 12/1/05.....     319,167
 650,000 Indiana Transportation Finance Authority Airport Facilities Lease Revenue, Series A, 6.250% due 11/1/03.     685,555
                                                                                                                  -----------
                                                                                                                    1,511,667
                                                                                                                  -----------

Iowa -- 2.8%
 250,000 Iowa Finance Authority Single-Family Revenue, (Mortgage Backed Program), Series A, 6.000% due 7/1/13....     264,133
                                                                                                                  -----------

Louisiana -- 3.9%
 350,000 Louisiana Public Facilities Authority Student Loan Revenue, Series A-2, 6.750% due 9/1/06...............     365,344
                                                                                                                  -----------

Maine -- 2.9%
 250,000 Maine State Housing Authority Mortgage Purchase Revenue, Series A, 5.950% due 11/15/11..................     269,518
                                                                                                                  -----------

Massachusetts -- 4.6%
 400,000 Massachusetts State Health & Educational Facilities Authority Revenue, (Dana Farber Cancer Project),
          Series G-1, 6.500% due 12/1/05.........................................................................     434,076
                                                                                                                  -----------
Mississippi -- 2.7%
 245,000 Mississippi Higher Education, Series C, 6.050% due 9/1/07...............................................     252,237
                                                                                                                  -----------

New Jersey -- 3.3%
 280,000 Passaic Valley, NJ Sewer Systems, Series D, AMBAC-Insured, 5.750% ETM 12/1/07...........................     309,671
                                                                                                                  -----------

New York -- 19.4%
 250,000 New York State Dormitory Authority Lease Revenue, (State University Dormitory Facilities), Series A,
          6.000% due 7/1/14......................................................................................     276,450
 700,000 New York State Dormitory Authority Revenue College & University Educational Loan, MBIA-Insured, 5.600%
          due 7/1/06.............................................................................................     750,351


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers National Intermediate Municipal Fund

--------------------------------------------------------------------------------

  Face
 Amount                                                  Security                                                    Value
-------------------------------------------------------------------------------------------------------------------------------

New York -- 19.4% (continued)
$500,000 New York State Mortgage Agency Revenue Homeowner Mortgage, Series 46, 5.900% due 10/1/06................ $    536,590
 250,000 Niagara, NY Frontier Authority Airport Revenue, (Buffalo Niagara International Airport), Series A,
          MBIA-Insured, 5.500% due 4/1/09........................................................................      269,247
                                                                                                                  ------------
                                                                                                                     1,832,638
                                                                                                                  ------------

North Dakota -- 2.8%
 250,000 North Dakota State Housing Finance Agency Revenue Refunding Housing Finance Program, Series A, 6.100%
          due 7/1/13.............................................................................................      267,165
                                                                                                                  ------------

Ohio -- 0.7%
  70,000 Miami County, OH Hospital Facilities Refunding & Improvement Revenue, (Upper Valley Medical Center),
          5.600% due 5/15/02.....................................................................................       70,239
                                                                                                                  ------------

Texas -- 8.0%
         Austin, TX Airport System Revenue, Series A, MBIA-Insured:
  60,000  6.500% ETM 11/15/05....................................................................................       66,576
 440,000  6.500% due 11/15/05....................................................................................      483,379
 200,000 Texas Water Development Board Revenue, 5.000% due 7/15/15...............................................      200,466
                                                                                                                  ------------
                                                                                                                       750,421
                                                                                                                  ------------

Virginia -- 3.0%
 250,000 Greater Richmond Convention Center Authority, VA Hotel Tax Revenue, (Convention Center Expansion
          Project), 6.000% due 6/15/13...........................................................................      274,995
                                                                                                                  ------------

Washington -- 1.0%
 100,000 Washington State Public Power Supply System Refunding Revenue, (Nuclear Project No. 1), Series A,
          MBIA-Insured, 5.125% due 7/1/17........................................................................       99,621
                                                                                                                  ------------
         TOTAL LONG-TERM INVESTMENTS(Cost -- $8,788,840).........................................................    9,250,199
                                                                                                                  ------------
SHORT-TERM INVESTMENTS -- 2.0%

Alabama -- 1.0%
 100,000 Phoenix County, AL Industrial Development Board Environmental Improvement Revenue, (Mead Coated Board
          Project), VRDD, 3.400% due 3/1/31......................................................................      100,000
                                                                                                                  ------------

Texas -- 1.0%
 100,000 Gulf Coast Waste Disposal Authority, TX Environmental Facilities Revenue, (Exxon Mobil Project), Series
          B, VRDD, 3.350% due 6/1/25.............................................................................      100,000
                                                                                                                  ------------
         TOTAL SHORT-TERM INVESTMENTS(Cost -- $200,000)..........................................................      200,000
                                                                                                                  ------------
         TOTAL INVESTMENTS -- 100%(Cost -- $8,988,840*)..........................................................  $ 9,450,199
                                                                                                                  ============

--------
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviationsused in this schedule:

  AMBAC -- Insured as to principal and interest by the American Municipal Bond
           Assurance Corporation.
  ETM   -- Escrowed to Maturity.
  FGIC  -- Insured as to principal and interest by the Financial Guaranty
           Insurance Corporation.
  FSA   -- Insured as to principal and interest by the Financial Security
           Assurance Corporation.
  GO    -- General Obligation.
  MBIA  -- Insured as to principal and interest by the MBIA Insurance
           Corporation.
  VRDD  -- Variable Rate Daily Demand. Date shown is maturity date.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers U.S. Government Income Fund

--------------------------------------------------------------------------------

   Face
  Amount                       Security                         Value

--------------------------------------------------------------------------
U.S. TREASURY NOTES -- 7.8%
            U.S. Treasury Notes:
$ 2,000,000   4.625% due 2/28/03........................... $   2,013,860
    250,000   6.500% due 2/15/10...........................       268,650
  1,000,000   5.750% due 8/15/10...........................     1,023,600
                                                            -------------
            TOTAL U.S. TREASURY NOTES
            (Cost -- $3,302,850)...........................     3,306,110
                                                            -------------
U.S. GOVERNMENT AGENCIES -- 67.8%
    500,000 Federal Home Loan Bank, 5.800% due 9/2/08......       496,795
            Federal Home Loan Mortgage Corporation (FHLMC):
      8,127   11.750% due 1/1/11...........................         9,105
      3,210   11.750% due 12/1/14..........................         3,597
     17,778   11.750% due 7/1/15...........................        19,917
    341,422   8.000% due 7/1/20............................       356,466
    342,704   10.000% due 9/1/20...........................       370,440
    104,926   7.000% due 4/15/21...........................       106,282
    750,000   8.500% due 3/15/24...........................       785,650
    118,203   Gold, 10.000% due 7/1/05.....................       123,411
    131,785   Gold, 7.500% due 5/1/07......................       135,862
     12,729   Gold, 6.000% due 7/1/10......................        12,554
     73,673   Gold, 7.000% due 5/1/11......................        75,170
    532,153   Gold, 7.000% due 7/1/11......................       542,962
    129,821   Gold, 7.000% due 8/1/11......................       132,459
     80,858   Gold, 8.250% due 4/1/17......................        84,244
    117,836   Gold, 8.000% due 12/1/19.....................       121,739
  2,931,289   Gold, 6.000% due 10/1/28.....................     2,820,429
    466,771   Gold, 6.000% due 7/1/29......................       449,118
            Federal National Mortgage Association (FNMA):
    301,929   6.784% due 1/17/03...........................       303,892
     60,626   6.500% due 12/1/03...........................        60,834
     32,544   12.500% due 9/20/15..........................        37,420
     30,945   13.000% due 11/15/15.........................        35,539
    200,892   12.000% due 1/1/16...........................       224,309
     13,168   12.000% due 1/15/16..........................        15,111
    130,350   12.500% due 1/15/16..........................       149,769
      9,525   11.500% due 9/1/19...........................        10,778
     65,517   10.500% due 8/1/20...........................        72,172
    126,762   8.500% due 11/1/23...........................       133,496
     28,656   9.000% due 8/1/26............................        30,017
  1,999,999   7.500 due 3/18/27 -- Interest Only...........       129,574
  1,826,253   8.000% due 7/18/27 -- Interest Only..........       115,924
  5,695,635   8.000% due 8/18/27 -- Interest Only..........       187,934
    435,364   6.586% due 12/28/28 (a)......................       447,725
    450,475   6.000% due 2/1/29............................       433,020
    363,573   6.000% due 3/1/29............................       349,485
  1,518,870   6.000% due 6/1/29............................     1,460,016
    800,000   6.527% due 5/25/30...........................       793,119
    393,384   7.500% due 7/1/30............................       401,744
  1,353,579   7.500% due 9/1/30............................     1,382,343
  5,000,000   6.000%, 15 year (TBA) (b)....................     4,925,000
 10,000,000   6.500% 30 year (TBA) (b).....................     9,840,600


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers U.S. Government Income Fund

--------------------------------------------------------------------------------

   Face
  Amount                                                    Security                                                    Value
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 67.8% (continued)
            Government National Mortgage Association (GNMA):
$    51,540  8.500% due 1/15/18..................................................................................... $     53,876
    582,827  9.000% due 12/1/19.....................................................................................      609,052
                                                                                                                     ------------
            TOTAL U.S. GOVERNMENT AGENCIES(Cost -- $29,858,668).....................................................   28,848,949
                                                                                                                     ------------
            SUB TOTAL INVESTMENTS(Cost -- $33,161,518)..............................................................   32,155,059
                                                                                                                     ------------
REPURCHASE AGREEMENT (c) -- 24.4%
 10,419,000 Warburg Dillon Read LLC, 3.938% due 7/2/01; Proceeds at maturity -- $10,422,419; (Fully collateralized by U.S.Treasury Bonds and Notes, 7.250% to 12.000% due 8/15/13 to 2/15/19; Market value --
            $10,627,380)(Cost -- $10,419,000).......................................................................   10,419,000
                                                                                                                     ------------
            TOTAL INVESTMENTS -- 100%(Cost -- $43,580,518*).........................................................  $42,574,059
                                                                                                                     ============

(a)Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(b)Mortgage dollar roll.
(c)Securities with an aggregate market value of $10,419,000 are segregated as collateral for mortgage dollar rolls/TBA's and futures contracts.
 * Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviationused in this schedule:
  TBA-- To be announced.


                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          June 30, 2001 (unaudited)


                                                                                                                   National
                                                                                    High Yield     Strategic     Intermediate
                                                                                    Bond Fund      Bond Fund    Municipal Fund
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............................................................ $ 507,464,996  $124,112,975    $8,988,840
                                                                                   =============  ============    ==========
  Investments, at value........................................................... $ 416,732,936  $113,622,540    $9,450,199
  Repurchase agreements, at value and cost........................................    14,297,000     3,039,000            --
  Receivable for securities sold..................................................    14,809,136       423,956        10,000
  Interest receivable.............................................................    12,146,570     2,132,308       134,903
  Receivable for Fund shares sold.................................................       579,619       322,436        19,275
  Dividends receivable............................................................        79,750        10,937            --
  Cash............................................................................           905           399        30,435
  Foreign currency, at value+.....................................................            --            58            --
  Receivable from manager (Note 2)................................................            --            --        17,401
  Other assets....................................................................            --            --            50
                                                                                   -------------  ------------    ----------
  Total Assets....................................................................   458,645,916   119,551,634     9,662,263
                                                                                   -------------  ------------    ----------
LIABILITIES:
  Payable for securities purchased................................................    13,271,361     8,864,353            --
  Dividends payable...............................................................     3,393,411       755,891        31,716
  Payable for Fund shares purchased...............................................     1,021,882        82,486            --
  Management fees payable (Note 2)................................................       269,278        55,902            --
  Service and distribution fees payable (Note 2)..................................       264,950        71,872         5,152
  Administration fees payable (Note 2)............................................        17,952         4,368           379
  Variation margin -- payable to broker...........................................            --       112,695            --
  Accrued expenses................................................................       235,093       106,680        25,870
                                                                                   -------------  ------------    ----------
  Total Liabilities...............................................................    18,473,927    10,054,247        63,117
                                                                                   -------------  ------------    ----------
Total Net Assets.................................................................. $ 440,171,989  $109,497,387    $9,599,146
                                                                                   =============  ============    ==========
NET ASSETS:
  Par value of shares of capital stock............................................ $      55,030  $     12,102    $      915
  Capital paid in excess of par value.............................................   642,692,894   128,979,198     9,158,721
  Undistributed (overdistributed) net investment income...........................    (7,263,591)     (417,283)          (51)
  Accumulated net realized gain (loss) from security transactions and
   futures contracts..............................................................  (104,580,284)   (8,691,380)      (21,798)
  Net unrealized appreciation (depreciation) of investments and futures contracts.   (90,732,060)  (10,385,250)      461,359
                                                                                   -------------  ------------    ----------
Total Net Assets.................................................................. $ 440,171,989  $109,497,387    $9,599,146
                                                                                   =============  ============    ==========
Shares Outstanding:
Class A...........................................................................    12,897,955     1,919,778       300,074
                                                                                   =============  ============    ==========
Class B...........................................................................    30,799,361     7,611,970       448,482
                                                                                   =============  ============    ==========
Class 2...........................................................................     8,663,971     2,506,692       128,429
                                                                                   =============  ============    ==========
Class O...........................................................................     2,668,680        63,380        38,033
                                                                                   =============  ============    ==========
Net Asset Value:
Class A Shares
  Net Asset Value*................................................................ $        7.97  $       9.02    $    10.52
                                                                                   =============  ============    ==========
  Maximum offering price per share (based on maximum sales charge of 4.75%)....... $        8.37  $       9.47    $    11.04
                                                                                   =============  ============    ==========
Class B Shares
  Net asset value and offering price per share*................................... $        8.00  $       9.04    $    10.46
                                                                                   =============  ============    ==========
Class 2 Shares
  Net asset value*................................................................ $        8.05  $       9.10    $    10.52
                                                                                   =============  ============    ==========
  Maximum offering price per share (based on maximum sales charge of 1.00%)....... $        8.13  $       9.19    $    10.63
                                                                                   =============  ============    ==========
Class O Shares
  Net asset value, offering price and redemption price per share.................. $        7.96  $       9.01    $    10.52
                                                                                   =============  ============    ==========

                                                                                      U.S.
                                                                                   Government
                                                                                   Income Fund
------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost............................................................ $33,161,518
                                                                                   ===========
  Investments, at value........................................................... $32,155,059
  Repurchase agreements, at value and cost........................................  10,419,000
  Receivable for securities sold..................................................   4,963,932
  Interest receivable.............................................................     234,969
  Receivable for Fund shares sold.................................................      21,400
  Dividends receivable............................................................          --
  Cash............................................................................         212
  Foreign currency, at value+.....................................................          --
  Receivable from manager (Note 2)................................................         347
  Other assets....................................................................          --
                                                                                   -----------
  Total Assets....................................................................  47,794,919
                                                                                   -----------
LIABILITIES:
  Payable for securities purchased................................................  19,847,813
  Dividends payable...............................................................     119,572
  Payable for Fund shares purchased...............................................     233,340
  Management fees payable (Note 2)................................................          --
  Service and distribution fees payable (Note 2)..................................      17,193
  Administration fees payable (Note 2)............................................       1,153
  Variation margin -- payable to broker...........................................      16,406
  Accrued expenses................................................................      38,412
                                                                                   -----------
  Total Liabilities...............................................................  20,273,889
                                                                                   -----------
Total Net Assets.................................................................. $27,521,030
                                                                                   ===========
NET ASSETS:
  Par value of shares of capital stock............................................ $     2,761
  Capital paid in excess of par value.............................................  28,336,476
  Undistributed (overdistributed) net investment income...........................      87,625
  Accumulated net realized gain (loss) from security transactions and
   futures contracts..............................................................      92,333
  Net unrealized appreciation (depreciation) of investments and futures contracts.    (998,165)
                                                                                   -----------
Total Net Assets.................................................................. $27,521,030
                                                                                   ===========
Shares Outstanding:
Class A...........................................................................     585,552
                                                                                   ===========
Class B...........................................................................   1,595,687
                                                                                   ===========
Class 2...........................................................................     531,982
                                                                                   ===========
Class O...........................................................................      48,242
                                                                                   ===========
Net Asset Value:
Class A Shares
  Net Asset Value*................................................................ $      9.93
                                                                                   ===========
  Maximum offering price per share (based on maximum sales charge of 4.75%)....... $     10.43
                                                                                   ===========
Class B Shares
  Net asset value and offering price per share*................................... $      9.96
                                                                                   ===========
Class 2 Shares
  Net asset value*................................................................ $     10.01
                                                                                   ===========
  Maximum offering price per share (based on maximum sales charge of 1.00%)....... $     10.11
                                                                                   ===========
Class O Shares
  Net asset value, offering price and redemption price per share.................. $      9.95
                                                                                   ===========

--------
+  Foreign currency at cost for the Strategic Bond Fund is $58.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


38


                      See Notes to Financial Statements.

          Statements of Operations
          For the Six Months Ended June 30, 2001 (unaudited)


                                                                                                              National
                                                                         High Yield        Strategic        Intermediate
                                                                         Bond Fund         Bond Fund       Municipal Fund
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................................. $  25,295,256     $  5,463,380        $255,106
  Dividends............................................................       246,649           21,875              --
  Less: Interest expense...............................................            --          (31,948)             --
                                                                        -------------     ------------        --------
  Total Investment Income..............................................    25,541,905        5,453,307         255,106
                                                                        -------------     ------------        --------
EXPENSES:
  Management fee (Note 2)..............................................     1,678,425          399,608          23,755
  Service and distribution fees (Note 2)...............................     1,665,825          439,422          32,173
  Shareholder and system servicing fees................................       254,345           66,070          26,302
  Administration fee (Note 2)..........................................       111,895           26,641           2,375
  Shareholder communications...........................................        83,460           29,917           3,096
  Registration fees....................................................        43,443           17,452          19,994
  Audit and legal......................................................        29,917           22,339           8,500
  Custody..............................................................        15,850           16,953             180
  Directors' fees......................................................         4,240            1,099             400
  Other................................................................        17,951           10,731           1,984
                                                                        -------------     ------------        --------
  Total Expenses.......................................................     3,905,351        1,030,232         118,759
  Less: Management fee waiver and expense reimbursement (Note 2).......            --          (63,327)        (62,831)
                                                                        -------------     ------------        --------
  Net Expenses.........................................................     3,905,351          966,905          55,928
                                                                        -------------     ------------        --------
Net Investment Income..................................................    21,636,554        4,486,402         199,178
                                                                        -------------     ------------        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities).............   (23,871,897)      (2,182,663)         14,288
   Futures contracts...................................................            --         (778,891)             --
                                                                        -------------     ------------        --------
  Net Realized Gain (Loss).............................................   (23,871,897)      (2,961,554)         14,288
                                                                        -------------     ------------        --------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period.................................................  (112,060,306)     (12,138,190)        388,965
   End of period.......................................................   (90,732,060)     (10,385,250)        461,359
                                                                        -------------     ------------        --------
  Change in Unrealized Appreciation (Depreciation).....................    21,328,246        1,752,940          72,394
                                                                        -------------     ------------        --------
Net Gain (Loss) on Investments and Futures Contracts...................    (2,543,651)      (1,208,614)         86,682
                                                                        -------------     ------------        --------
Increase in Net Assets From Operations................................. $  19,092,903     $  3,277,788        $285,860
                                                                        =============     ============        ========

                                                                           U.S.
                                                                        Government
                                                                        Income Fund
---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest............................................................. $1,072,295
  Dividends............................................................         --
  Less: Interest expense...............................................    (69,668)
                                                                        ----------
  Total Investment Income..............................................  1,002,627
                                                                        ----------
EXPENSES:
  Management fee (Note 2)..............................................     82,340
  Service and distribution fees (Note 2)...............................    101,485
  Shareholder and system servicing fees................................     29,606
  Administration fee (Note 2)..........................................      6,862
  Shareholder communications...........................................     12,465
  Registration fees....................................................     15,652
  Audit and legal......................................................     14,611
  Custody..............................................................      1,496
  Directors' fees......................................................        548
  Other................................................................      4,666
                                                                        ----------
  Total Expenses.......................................................    269,731
  Less: Management fee waiver and expense reimbursement (Note 2).......    (85,888)
                                                                        ----------
  Net Expenses.........................................................    183,843
                                                                        ----------
Net Investment Income..................................................    818,784
                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities).............    482,973
   Futures contracts...................................................     76,315
                                                                        ----------
  Net Realized Gain (Loss).............................................    559,288
                                                                        ----------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of period.................................................   (385,287)
   End of period.......................................................   (998,165)
                                                                        ----------
  Change in Unrealized Appreciation (Depreciation).....................   (612,878)
                                                                        ----------
Net Gain (Loss) on Investments and Futures Contracts...................    (53,590)
                                                                        ----------
Increase in Net Assets From Operations................................. $  765,194
                                                                        ==========


                                                                              39


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited)

                                                                                                        National       U.S.
                                                                         High Yield     Strategic     Intermediate  Government
                                                                         Bond Fund      Bond Fund    Municipal Fund Income Fund
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income................................................ $  21,636,554  $  4,486,402   $   199,178   $    818,784
  Net realized gain (loss).............................................   (23,871,897)   (2,961,554)       14,288        559,288
  Change in net unrealized appreciation (depreciation).................    21,328,246     1,752,940        72,394       (612,878)
                                                                        -------------  ------------   -----------   ------------
  Increase in Net Assets From Operations...............................    19,092,903     3,277,788       285,860        765,194
                                                                        -------------  ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................................   (26,547,147)   (4,564,869)     (199,229)      (738,148)
                                                                        -------------  ------------   -----------   ------------
  Decrease in Net Assets From Distributions to Shareholders............   (26,547,147)   (4,564,869)     (199,229)      (738,148)
                                                                        -------------  ------------   -----------   ------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares.....................................   108,183,752    26,741,253     1,212,415     40,165,263
  Net asset value of shares issued for reinvestment of dividends.......     8,871,608     1,701,381        90,242        363,861
  Cost of shares reacquired............................................  (100,461,652)  (19,895,496)   (1,314,343)   (40,277,939)
                                                                        -------------  ------------   -----------   ------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.......    16,593,708     8,547,138       (11,686)       251,185
                                                                        -------------  ------------   -----------   ------------
Increase in Net Assets.................................................     9,139,464     7,260,057        74,945        278,231
NET ASSETS:
  Beginning of period..................................................   431,032,525   102,237,330     9,524,201     27,242,799
                                                                        -------------  ------------   -----------   ------------
  End of period*....................................................... $ 440,171,989  $109,497,387   $ 9,599,146   $ 27,521,030
                                                                        =============  ============   ===========   ============
  * Includes undistributed (overdistributed) net investment income of:.   $(7,263,591)    $(417,283)         $(51)       $87,625
                                                                        =============  ============   ===========   ============


40


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2000


                                                                                                      National       U.S.
                                                                       High Yield     Strategic     Intermediate  Government
                                                                       Bond Fund      Bond Fund    Municipal Fund Income Fund
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................................. $  52,336,025  $  9,573,207   $   493,712   $  1,754,125
  Net realized gain (loss)...........................................    (6,791,445)     (915,192)        9,018        (89,542)
  Change in net unrealized appreciation (depreciation)...............   (65,675,824)   (7,472,935)      269,962        209,027
                                                                      -------------  ------------   -----------   ------------
  Increase (Decrease) in Net Assets From Operations..................   (20,131,244)    1,185,080       772,692      1,873,610
                                                                      -------------  ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................................   (50,966,930)   (8,600,193)     (439,681)    (1,643,249)
  In excess of net investment income.................................            --            --       (49,466)            --
  Capital............................................................    (3,295,150)      (50,460)           --             --
                                                                      -------------  ------------   -----------   ------------
  Decrease in Net Assets From Distributions to Shareholders..........   (54,262,080)   (8,650,653)     (489,147)    (1,643,249)
                                                                      -------------  ------------   -----------   ------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares...................................   309,928,481    24,796,805     5,357,277     70,926,565
  Net asset value of shares issued for reinvestment of dividends.....    23,072,051     4,414,421       278,975      1,000,235
  Cost of shares reacquired..........................................  (363,038,922)  (30,819,775)   (9,670,075)   (75,439,507)
                                                                      -------------  ------------   -----------   ------------
  Decrease in Net Assets From Fund Share Transactions................   (30,038,390)   (1,608,549)   (4,033,823)    (3,512,707)
                                                                      -------------  ------------   -----------   ------------
Decrease in Net Assets...............................................  (104,431,714)   (9,074,122)   (3,750,278)    (3,282,346)

NET ASSETS:
  Beginning of year..................................................   535,464,239   111,311,452    13,274,479     30,525,145
                                                                      -------------  ------------   -----------   ------------
  End of year*....................................................... $ 431,032,525  $102,237,330   $ 9,524,201   $ 27,242,799
                                                                      =============  ============   ===========   ============
 * Includes undistributed (overdistributed) net investment income of:  $(2,352,998)     $(338,816)           --         $6,989
                                                                      =============  ============   ===========   ============


                                                                              41


                      See Notes to Financial Statements.

          Statements of Cash Flows
          For the Six Months Ended June 30, 2001 (unaudited)


                                                                                                        U.S.
                                                                                        Strategic    Government
                                                                                        Bond Fund    Income Fund
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS USED BY OPERATING ACTIVITIES:
  Net purchase of short-term portfolio investments.................................... $   (828,151) $(10,419,000)
  Purchases of long-term portfolio investments........................................  (41,698,706)  (46,682,039)
  Proceeds from disposition of long-term portfolio investments and principal paydowns.   34,392,430    55,718,805
  Proceeds from futures transactions..................................................     (561,010)      101,015
                                                                                       ------------  ------------
                                                                                         (8,695,437)   (1,281,219)
  Net investment income...............................................................    4,486,402       818,784
  Net amortization of net premium/discount on investments.............................     (391,425)       15,888
  Net change on receivables/payables related to operations............................       41,475       136,909
                                                                                       ------------  ------------
  Net Cash Flows Used by Operating Activities.........................................   (4,558,985)     (309,638)
                                                                                       ------------  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net receipt from dollar roll transactions...........................................      102,432        12,109
  Proceeds from shares sold...........................................................   27,018,906    41,756,203
  Proceeds from reinvestment of dividends.............................................    1,701,381       363,861
  Payments on shares redeemed.........................................................  (20,117,804)  (40,075,061)
  Cash dividends paid.................................................................   (4,146,828)     (728,138)
                                                                                       ------------  ------------
  Net Cash Flows Provided by Financing Activities.....................................    4,558,087     1,328,974
                                                                                       ------------  ------------
Net Increase (Decrease) in Cash.......................................................         (898)    1,019,336
Cash (Payable to Bank), Beginning of Period...........................................        1,355    (1,019,124)
                                                                                       ------------  ------------
Cash, End of Period................................................................... $        457  $        212
                                                                                       ============  ============


42


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)

1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc and the Salomon Brothers Capital Fund Inc.

Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund), Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), Salomon Brothers National Intermediate Municipal Fund ("National Intermediate Municipal Fund") and Salomon Brothers U.S. Government Income Fund ("U.S. Government Income Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and eight other separate investment portfolios:
Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers Cash Management Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other eight portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, Class B, Class 2 and Class O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                                Objective:
High Yield Bond Fund................ To maximize current income.
Strategic Bond Fund................. To seek a high level of current income.
National Intermediate Municipal Fund To seek a high level of current income which is exempt from regular Federal income taxes.
U.S. Government Income Fund......... To seek a high level of current income.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and were amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. At June 30, 2001, all of the organization costs were fully amortized.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

  (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time, or using such other rates as SBAM may determine to be appropriate in computing net asset value.

Notes to Financial Statements
(unaudited) (continued)



Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

  (b) Futures Contracts. The High Yield Bond Fund, Strategic Bond Fund, U.S. Government Income Fund and National Intermediate Municipal Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

At June 30, 2001, the Strategic Bond Fund had the following open futures contracts:

                                  # of                                          Unrealized
Purchased Contracts             Contracts Expiration Basis Value  Market Value     Gain
--------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note......     150       9/01    $15,450,900   $15,475,782    $ 24,882
U.S. Treasury 10 Year Note.....     125       9/01     12,795,673    12,875,976      80,303
                                    ---               -----------   -----------    --------
   TOTAL.......................     275               $28,246,573   $28,351,758    $105,185
                                    ===               ===========   ===========    ========

At June 30, 2001, the U.S. Government Income Fund had the following open futures contracts:

                                  # of                                          Unrealized
Purchased Contracts             Contracts Expiration Basis Value  Market Value     Gain
--------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Note......      50       9/01    $ 5,150,300   $ 5,158,594    $  8,294
                                    ===               ===========   ===========    ========

  (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

  (d) Mortgage Rolls. The Strategic Bond Fund and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2001 was approximately $9,157,287, and $6,477,047 for the Strategic Bond Fund and U.S. Government Income Fund, respectively.

  (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is

Notes to Financial Statements
(unaudited) (continued)


maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the six months ended June 30, 2001 were as follows:

                             Average     Weighted      Maximum
                              Daily       Average      Amount
Fund                         Balance   Interest Rate Outstanding
-----------------------------------------------------------------
U.S. Government Income Fund $1,679,310     4.08%     $12,887,500
Strategic Bond Fund........  1,740,495     3.63        5,850,000

Interest rates on reverse repurchase agreements ranged from 1.90% to 5.20% and 0.35% to 5.20% during the six months ended June 30, 2001 for U.S. Government Income Fund and Strategic Bond Fund, respectively. Interest expense on reverse repurchase agreements totaled $69,668 and $31,948 for U.S. Government Income Fund and Strategic Bond Fund, respectively.

At June 30, 2001, the U.S. Government Income Fund and the Strategic Bond Fund had no reverse repurchase agreements outstanding.

  (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, accrued income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the unrealized gain or loss on investments.

  (h) Forward Foreign Currency Contracts. The High Yield Bond Fund and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At June 30, 2001, the High Yield Bond Fund and Strategic Bond Fund had no open forward foreign currency contracts.


  (i) Loan Participations. The High Yield Bond Fund and the Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 2001 were $7,437,011 and $1,717,572, respectively.

  (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed substantially all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

  (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

Notes to Financial Statements
(unaudited) (continued)



  (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Service and distribution fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

  (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees and other class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

  (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Strategic Bond Fund and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts or amortizing premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.75% for the High Yield Bond Fund and Strategic Bond Fund, 0.50% for the National Intermediate Municipal Fund and 0.60% for the U.S. Government Income Fund. SBAM Ltd., an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Bond Fund.

For the six months ended June 30, 2001, SBAM waived management fees of $63,327, $23,755 and $82,340 for the Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund, respectively, and voluntarily absorbed expenses of $39,076 and $3,548 for the National Intermediate Municipal Fund and U.S. Government Income Fund, respectively.

SBAM also acts as administrator for each of the Funds. As compensation for its services the Funds pay SBAM a fee calculated at 0.05% of their daily net assets. The fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund is authorized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable Funds at a rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with respect to Class B shares of each Fund at a rate of 0.75% of the value of the average daily net assets of that class. The distributor is also paid an annual distribution fee with respect to Class 2 shares of each Fund at a rate of 0.50% of the value of the average daily net assets of that class. Class O shares are not subject to a service or distribution plan fee.

Notes to Financial Statements
(unaudited) (continued)



For the six months ended June 30, 2001, total service and distribution plan fees were as follows:

                                            Class A   Class B   Class 2
       ------------------------------------------------------------------
       High Yield Bond Fund................ $130,045 $1,267,379 $268,401
       Strategic Bond Fund.................   21,337    338,577   79,508
       National Intermediate Municipal Fund    3,929     23,520    4,724
       U.S. Government Income Fund.........    9,182     74,605   17,698

For the six months ended June 30, 2001, sales charges received by Salomon Smith Barney Inc. ("SSB") and contingent deferred sales charges ("CDSCs") paid to SSB were approximately:

                                       Sales Charges            CDSCs
                                     ----------------- ------------------------
                                     Class A  Class 2  Class A Class B  Class 2
                                     -------- -------- ------- -------- -------
High Yield Bond Fund................ $335,374 $100,049 $   --  $419,686 $10,079
Strategic Bond Fund.................   87,835   45,359  6,879    98,291     806
National Intermediate Municipal Fund    3,098    1,683     --     8,278      --
U.S. Government Income Fund.........    9,929   16,391  6,354    29,014   3,916

3. Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                               Purchases      Sales
                                              ------------ ------------
         High Yield Bond Fund................ $271,125,324 $265,510,169
                                              ============ ============
         Strategic Bond Fund:
            U.S. Government Securities....... $ 15,187,469 $ 10,933,672
            Other Investments................   26,403,463   21,382,866
                                              ------------ ------------
                                              $ 41,590,932 $ 32,316,538
                                              ============ ============
         National Intermediate Municipal Fund $    530,245 $    332,188
                                              ============ ============
         U.S. Government Income Fund......... $ 46,682,039 $ 53,348,053
                                              ============ ============

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                      Net
                                        Gross        Gross         Unrealized
                                      Unrealized   Unrealized     Appreciation
                                     Appreciation Depreciation   (Depreciation)
                                     ------------ -------------  --------------
High Yield Bond Fund................ $11,624,168  $(102,356,228)  $(90,732,060)
Strategic Bond Fund.................   2,607,241    (13,097,676)   (10,490,435)
National Intermediate Municipal Fund     461,359             --        461,359
U.S. Government Income Fund.........     143,955     (1,150,414)    (1,006,459)

4. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Financial Statements
(unaudited) (continued)



Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

5. Tax Information

At December 31, 2000, the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund and U.S. Government Income Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                    National      U.S.
                                  Intermediate Government
Year of    High Yield  Strategic   Municipal     Income
Expiration Bond Fund   Bond Fund      Fund       Fund-
----------------------------------------------------------
   2006... $20,058,000 $   97,000   $29,000     $     --
   2007...  52,009,000  5,093,000     7,000       30,000
   2008...          --    231,000        --      435,000
           ----------- ----------   -------     --------
           $72,067,000 $5,421,000   $36,000     $465,000
           =========== ==========   =======     ========

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At December 31, 2000, reclassifications were made to the capital accounts of the High Yield Bond Fund, Strategic Bond Fund and the U.S. Government Income Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.-

Notes to Financial Statements
(unaudited) (continued)


6. Capital Stock

At June 30, 2001, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

                                     Six Months Ended                Year Ended
                                       June 30, 2001              December 31, 2000
                                 ------------------------    --------------------------
                                   Shares       Amount         Shares        Amount
                                 ----------  ------------    -----------  -------------
High Yield Bond Fund
Class A
  Shares sold...................  6,472,625  $ 52,776,961     25,846,750  $ 231,883,150
  Shares issued on reinvestment.    298,820     2,438,668        745,598      6,584,734
  Shares reacquired............. (6,223,274)  (50,663,387)   (27,487,068)  (245,945,994)
                                 ----------  ------------    -----------  -------------
  Net Increase (Decrease).......    548,171  $  4,552,242       (894,720) $  (7,478,110)
                                 ==========  ============    ===========  =============
Class B
  Shares sold...................  2,790,927  $ 22,910,756      4,928,595  $  43,598,042
  Shares issued on reinvestment.    481,224     3,943,421      1,227,524     10,864,026
  Shares reacquired............. (3,239,569)  (26,437,365)    (8,272,151)   (73,104,556)
                                 ----------  ------------    -----------  -------------
  Net Increase (Decrease).......     32,582  $    416,812     (2,116,032) $ (18,642,488)
                                 ==========  ============    ===========  =============
Class 2
  Shares sold...................  2,150,357  $ 17,735,396      2,454,360  $  21,508,190
  Shares issued on reinvestment.    180,890     1,489,454        438,071      3,890,108
  Shares reacquired............. (1,992,899)  (16,328,462)    (3,467,586)   (30,918,941)
                                 ----------  ------------    -----------  -------------
  Net Increase (Decrease).......    338,348  $  2,896,388       (575,155) $  (5,520,643)
                                 ==========  ============    ===========  =============
Class O
  Shares sold...................  1,800,446  $ 14,760,639      1,479,013  $  12,939,099
  Shares issued on reinvestment.    122,785     1,000,065        196,618      1,733,183
  Shares reacquired.............   (863,090)   (7,032,438)    (1,494,372)   (13,069,431)
                                 ----------  ------------    -----------  -------------
  Net Increase..................  1,060,141  $  8,728,266        181,259  $   1,602,851
                                 ==========  ============    ===========  =============

Strategic Bond Fund
Class A
  Shares sold...................  1,532,308  $ 14,047,389        891,520  $   8,344,030
  Shares issued on reinvestment.     37,001       339,755         87,774        833,609
  Shares reacquired............. (1,388,293)  (12,695,024)    (1,134,116)   (10,616,284)
                                 ----------  ------------    -----------  -------------
  Net Increase (Decrease).......    181,016  $  1,692,120       (154,822) $  (1,438,645)
                                 ==========  ============    ===========  =============
Class B
  Shares sold...................    874,107  $  8,033,437      1,421,325  $  13,465,785
  Shares issued on reinvestment.     99,829       918,132        254,048      2,411,673
  Shares reacquired.............   (546,048)   (5,007,826)    (1,557,129)   (14,765,062)
                                 ----------  ------------    -----------  -------------
  Net Increase..................    427,888  $  3,943,743        118,244  $   1,112,396
                                 ==========  ============    ===========  =============
Class 2
  Shares sold...................    504,800  $  4,660,427        311,634  $   2,960,500
  Shares issued on reinvestment.     45,961       425,438        117,910      1,125,299
  Shares reacquired.............   (236,330)   (2,183,392)      (560,887)    (5,385,446)
                                 ----------  ------------    -----------  -------------
  Net Increase (Decrease).......    314,431  $  2,902,473       (131,343) $  (1,299,647)
                                 ==========  ============    ===========  =============
Class O
  Shares sold...................         --  $         --          2,776  $      26,490
  Shares issued on reinvestment.      1,970        18,056          4,631         43,840
  Shares reacquired.............     (1,021)       (9,254)        (5,605)       (52,983)
                                 ----------  ------------    -----------  -------------
  Net Increase..................        949  $      8,802          1,802  $      17,347
                                 ==========  ============    ===========  =============

Notes to Financial Statements
(unaudited) (continued)



                                         Six Months Ended             Year Ended
                                           June 30, 2001           December 31, 2000
                                     ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
                                     ----------  ------------  ----------  ------------
National Intermediate Municipal Fund
Class A
  Shares sold.......................     77,174  $    812,468     313,844  $  3,161,619
  Shares issued on reinvestment.....      3,505        36,777      12,554       127,738
  Shares reacquired.................    (81,844)     (862,609)   (464,417)   (4,715,464)
                                     ----------  ------------  ----------  ------------
  Net Decrease......................     (1,165) $    (13,364)   (138,019) $ (1,426,107)
                                     ==========  ============  ==========  ============
Class B
  Shares sold.......................     25,768  $    268,651     188,805  $  1,917,655
  Shares issued on reinvestment.....      3,043        31,779       7,348        74,516
  Shares reacquired.................    (39,752)     (415,282)   (141,071)   (1,435,277)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........    (10,941) $   (114,852)     55,082  $    556,894
                                     ==========  ============  ==========  ============
Class 2
  Shares sold.......................     11,992  $    126,088      24,428  $    247,160
  Shares issued on reinvestment.....      1,592        16,708       6,601        67,060
  Shares reacquired.................     (3,114)      (32,577)   (128,596)   (1,321,691)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........     10,470  $    110,219     (97,567) $ (1,007,471)
                                     ==========  ============  ==========  ============
Class O
  Shares sold.......................        495  $      5,208       3,016  $     30,843
  Shares issued on reinvestment.....        474         4,978         947         9,661
  Shares reacquired.................       (371)       (3,875)   (217,162)   (2,197,643)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........        598  $      6,311    (213,199) $ (2,157,139)
                                     ==========  ============  ==========  ============
U.S. Government Income Fund
Class A
  Shares sold.......................  3,511,818  $ 34,974,999   6,634,424  $ 65,539,058
  Shares issued on reinvestment.....     11,086       110,396      25,619       253,106
  Shares reacquired................. (3,721,441)  (37,037,286) (6,462,432)  (63,838,728)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........   (198,537) $ (1,951,891)    197,611  $  1,953,436
                                     ==========  ============  ==========  ============
Class B
  Shares sold.......................    307,277  $  3,067,890     436,168  $  4,325,381
  Shares issued on reinvestment.....     18,314       183,009      53,831       532,154
  Shares reacquired.................   (220,865)   (2,204,512)   (634,656)   (6,261,628)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........    104,726  $  1,046,387    (144,657) $ (1,404,093)
                                     ==========  ============  ==========  ============
Class 2
  Shares sold.......................    208,798  $  2,093,864      95,865  $    953,380
  Shares issued on reinvestment.....      6,303        63,227      19,444       192,704
  Shares reacquired.................   (103,231)   (1,034,919)   (237,840)   (2,352,719)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........    111,870  $  1,122,172    (122,531) $ (1,206,635)
                                     ==========  ============  ==========  ============
Class O
  Shares sold.......................      2,866  $     28,510      10,988  $    108,746
  Shares issued on reinvestment.....        725         7,229       2,251        22,271
  Shares reacquired.................       (122)       (1,222)   (303,095)   (2,986,432)
                                     ----------  ------------  ----------  ------------
  Net Increase (Decrease)...........      3,469  $     34,517    (289,856) $ (2,855,415)
                                     ==========  ============  ==========  ============

          Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund

--------------------------------------------------------------------------------

                                                                                         Class A Shares
                                                                 --------------------------------------------------------------
                                                                 2001(1)       2000       1999      1998       1997      1996
                                                                 --------------------------------------------------------------
Net Asset Value, Beginning of Period............................    $8.10       $9.48      $9.89    $11.74     $11.54    $10.53
                                                                 --------    --------   --------  --------   --------  --------
Income (Loss) From Operations:
  Net investment income.........................................     0.41*       1.00*      1.01*     1.05       1.06      1.10
  Net realized and unrealized gain (loss).......................    (0.03)      (1.32)     (0.36)    (1.84)      0.38      1.11
                                                                 --------    --------   --------  --------   --------  --------
Total Income (Loss) From Operations.............................     0.38       (0.32)      0.65     (0.79)      1.44      2.21
                                                                 --------    --------   --------  --------   --------  --------
Less Distributions From:
  Net investment income.........................................    (0.51)      (1.00)     (1.06)    (1.06)     (1.05)    (1.10)
  Net realized gains............................................       --          --         --        --      (0.19)    (0.10)
  Capital.......................................................       --       (0.06)        --        --         --        --
                                                                 --------    --------   --------  --------   --------  --------
Total Distributions.............................................    (0.51)      (1.06)     (1.06)    (1.06)     (1.24)    (1.20)
                                                                 --------    --------   --------  --------   --------  --------
Net Asset Value, End of Period..................................    $7.97       $8.10      $9.48     $9.89     $11.74    $11.54
                                                                 ========    ========   ========  ========   ========  ========
Total Return (2)................................................      4.7%++     (3.6)%      7.0%     (7.1)%     13.0%     21.9%
Net Assets, End of Period (000s)................................ $102,736    $100,065   $125,568  $145,730   $169,721   $65,935
Ratios to Average Net Assets:
  Expenses......................................................     1.27%+      1.24%      1.27%     1.24%      1.24%     1.24%
  Net investment income.........................................    10.08%+     11.32%     10.46%     9.58%      8.66%     9.38%
Portfolio Turnover Rate.........................................       63%         79%        65%       66%        79%       85%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have been:
  Net investment income.........................................      N/A         N/A      $1.01*    $1.04      $1.04     $1.09
  Expense ratio.................................................      N/A         N/A       1.29%     1.32%      1.34%     1.50%


High Yield Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class B Shares
                                                                 --------------------------------------------------------------
                                                                 2001(1)       2000       1999      1998       1997      1996
                                                                 --------------------------------------------------------------
Net Asset Value, Beginning of Period............................    $8.13       $9.48      $9.87    $11.71     $11.53    $10.53

                                                                 --------    --------   --------  --------   --------  --------
Income (Loss) From Operations:
  Net investment income.........................................     0.39*       0.94*      0.94*     0.97       0.98      1.02
  Net realized and unrealized gain (loss).......................    (0.05)      (1.32)     (0.36)    (1.84)      0.37      1.11

                                                                 --------    --------   --------  --------   --------  --------
Total Income (Loss) From Operations.............................     0.34       (0.38)      0.58     (0.87)      1.35      2.13
                                                                 --------    --------   --------  --------   --------  --------
Less Distributions From:
  Net investment income.........................................    (0.47)      (0.91)     (0.97)    (0.97)     (0.98)    (1.03)
  Net realized gains............................................       --          --         --        --      (0.19)    (0.10)
  Capital.......................................................       --       (0.06)        --        --         --        --

                                                                 --------    --------   --------  --------   --------  --------
Total Distributions.............................................    (0.47)      (0.97)     (0.97)    (0.97)     (1.17)    (1.13)

                                                                 --------    --------   --------  --------   --------  --------
Net Asset Value, End of Period..................................    $8.00       $8.13      $9.48     $9.87     $11.71    $11.53

                                                                 ========    ========   ========  ========   ========  ========
Total Return (2)................................................      4.2%++     (4.2)%      6.3%     (7.8)%     12.2%     21.2%
Net Assets, End of Period (000s)................................ $246,473    $250,003   $311,832  $327,661   $329,672  $106,797
Ratios to Average Net Assets:
  Expenses......................................................     2.00%+      1.99%      2.02%     1.99%      1.99%     1.99%
  Net investment income.........................................     9.40%+     10.56%      9.74%     8.87%      7.90%     8.49%
Portfolio Turnover Rate.........................................       63%         79%        65%       66%        79%       85%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net
investment income per share and expense ratios would have been:
  Net investment income.........................................      N/A         N/A      $0.94*    $0.96      $0.97     $1.01
  Expense ratio.................................................      N/A         N/A       2.03%     2.07%      2.09%     2.24%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

High Yield Bond Fund

--------------------------------------------------------------------------------

                                                                                        Class 2 Shares
                                                                   --------------------------------------------------------
                                                                   2001(1)     2000      1999    1998(2)    1997     1996
                                                                   --------------------------------------------------------
Net Asset Value, Beginning of Period..............................   $8.16      $9.50     $9.86   $11.70    $11.52   $10.53

                                                                   -------    -------   -------  -------   -------  -------
Income (Loss) From Operations:
  Net investment income ..........................................    0.40*      0.96*     0.96*    0.97      0.99     1.02
  Net realized and unrealized gain (loss).........................   (0.04)     (1.33)    (0.35)   (1.84)     0.36     1.10

                                                                   -------    -------   -------  -------   -------  -------
Total Income (Loss) From Operations...............................    0.36      (0.37)     0.61    (0.87)     1.35     2.12

                                                                   -------    -------   -------  -------   -------  -------
Less Distributions From:
  Net investment income...........................................   (0.47)     (0.91)    (0.97)   (0.97)    (0.98)   (1.03)
  Net realized gains..............................................      --         --        --       --     (0.19)   (0.10)
  Capital.........................................................      --      (0.06)       --       --        --       --

                                                                   -------    -------   -------  -------   -------  -------
Total Distributions...............................................   (0.47)     (0.97)    (0.97)   (0.97)    (1.17)   (1.13)

                                                                   -------    -------   -------  -------   -------  -------
Net Asset Value, End of Period....................................   $8.05      $8.16     $9.50    $9.86    $11.70   $11.52

                                                                   =======    =======   =======  =======   =======  =======
Total Return (3)..................................................     4.4%++    (4.1)%     6.6%    (7.8)%    12.2%    21.1%
Net Assets, End of Period (000s).................................. $69,715    $67,938   $84,527  $86,596   $76,042  $13,773
Ratios to Average Net Assets:
  Expenses........................................................    1.74%+     1.74%     1.79%    1.99%     1.99%    1.99%
  Net investment income...........................................    9.61%+    10.82%     9.95%    8.89%     7.87%    8.43%
Portfolio Turnover Rate...........................................      63%        79%       65%      66%       79%      85%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income per share.................................     N/A        N/A     $0.96*   $0.96     $0.98    $1.01
  Expense ratio...................................................     N/A        N/A      1.81%    2.07%     2.08%    2.24%

High Yield Bond Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Class O Shares
                                                                   --------------------------------------------------------
                                                                   2001(1)     2000      1999     1998      1997     1996
                                                                   --------------------------------------------------------
Net Asset Value, Beginning of Period..............................   $8.10      $9.48     $9.89   $11.75    $11.53   $10.54

                                                                   -------    -------   -------  -------   -------  -------
Income (Loss) From Operations:
  Net investment income...........................................    0.43*      1.03*     1.04*    1.09      1.08     1.16
  Net realized and unrealized gain (loss).........................   (0.05)     (1.32)    (0.36)   (1.86)     0.40     1.05

                                                                   -------    -------   -------  -------   -------  -------
Total Income (Loss) From Operations...............................    0.38      (0.29)     0.68    (0.77)     1.48     2.21

                                                                   -------    -------   -------  -------   -------  -------
Less Distributions From:
  Net investment income...........................................   (0.52)     (1.02)    (1.09)   (1.09)    (1.07)   (1.12)
  Net realized gains..............................................      --         --        --       --     (0.19)   (0.10)
  Capital.........................................................      --      (0.07)       --       --        --       --

                                                                   -------    -------   -------  -------   -------  -------
Total Distributions...............................................   (0.52)     (1.09)    (1.09)   (1.09)    (1.26)   (1.22)

                                                                   -------    -------   -------  -------   -------  -------
Net Asset Value, End of Period....................................   $7.96      $8.10     $9.48    $9.89    $11.75   $11.53

                                                                   =======    =======   =======  =======   =======  =======
Total Return (3)..................................................     4.8%+     (3.3)%     7.3%    (6.9)%    13.4%    22.0%
Net Assets, End of Period (000s).................................. $21,248    $13,027   $13,537   $8,936    $2,386     $393
Ratios to Average Net Assets:
  Expenses........................................................    0.86%+     0.99%     1.02%    1.01%     0.99%    0.99%
  Net investment income...........................................   10.48%+    11.56%    10.76%   10.85%     8.93%   10.64%
Portfolio Turnover Rate...........................................      63%        79%       65%      66%       79%      85%
Before applicable waiver of management fee, expenses absorbed by
SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income...........................................     N/A        N/A     $1.04*   $1.08     $1.07    $1.13
  Expense ratio...................................................     N/A        N/A      1.03%    1.09%     1.09%    1.24%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund

--------------------------------------------------------------------------------

                                                                                                           Class A Shares
                                                                                      --------------------------------------
                                                                                      2001(1)     2000      1999     1998
                                                                                      --------------------------------------
Net Asset Value, Beginning of Period.................................................   $9.13      $9.81    $10.19   $10.94
                                                                                      -------    -------   -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.41*      0.91*     0.88*    0.76
  Net realized and unrealized gain (loss)............................................   (0.10)     (0.74)    (0.41)   (0.65)
                                                                                      -------    -------   -------  -------
Total Income From Operations.........................................................    0.31       0.17      0.47     0.11
                                                                                      -------    -------   -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.42)     (0.85)    (0.85)   (0.85)
  In excess of net investment income.................................................      --         --        --       --
  Net realized gains.................................................................      --         --        --    (0.01)
  Capital............................................................................      --      (0.00)#      --       --
                                                                                      -------    -------   -------  -------
Total Distributions..................................................................   (0.42)     (0.85)    (0.85)   (0.86)
                                                                                      -------    -------   -------  -------
Net Asset Value, End of Period.......................................................   $9.02      $9.13     $9.81   $10.19
                                                                                      -------    -------   -------  -------
Total Return (2).....................................................................     3.4%++     1.8%      5.0%     1.1%
Net Assets, End of Period (000s)..................................................... $17,322    $15,871   $18,571  $21,995
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................................    1.30%+       --        --       --
  Total expenses, excluding interest expense (operating expenses)....................    1.24%+     1.24%     1.24%    1.24%
  Net investment income..............................................................    8.96%+     9.61%     8.94%    7.11%
Portfolio Turnover Rate..............................................................      31%        84%      114%     109%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..............................................................   $0.41*     $0.90*    $0.86*   $0.74
  Expense ratio, including interest expense..........................................    1.41%+       --        --       --
  Expense ratio, excluding interest expense (operating expenses).....................    1.35%+     1.39%     1.44%    3.79%


                                                                                       1997     1996

Net Asset Value, Beginning of Period.................................................  $10.83   $10.53
                                                                                      -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.76*    0.87*
  Net realized and unrealized gain (loss)............................................    0.41     0.55
                                                                                      -------  -------
Total Income From Operations.........................................................    1.17     1.42
                                                                                      -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.89)   (0.94)
  In excess of net investment income.................................................      --    (0.01)
  Net realized gains.................................................................   (0.17)   (0.17)
  Capital............................................................................      --       --
                                                                                      -------  -------
Total Distributions..................................................................   (1.06)   (1.12)
                                                                                      -------  -------
Net Asset Value, End of Period.......................................................  $10.94   $10.83
                                                                                      -------  -------
Total Return (2).....................................................................    11.2%    14.1%
Net Assets, End of Period (000s)..................................................... $17,150  $ 8,345
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................................      --       --
  Total expenses, excluding interest expense (operating expenses)....................    1.24%    1.24%
  Net investment income..............................................................    6.99%    8.09%
Portfolio Turnover Rate..............................................................     184%     122%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..............................................................   $0.73*   $0.79*
  Expense ratio, including interest expense..........................................      --       --
  Expense ratio, excluding interest expense (operating expenses).....................    3.81%    5.50%

Strategic Bond Fund

--------------------------------------------------------------------------------

                                                                                                           Class B Shares
                                                                                      --------------------------------------
                                                                                      2001(1)     2000      1999     1998
                                                                                      --------------------------------------
Net Asset Value, Beginning of Period.................................................   $9.14      $9.81    $10.18   $10.93
                                                                                      -------    -------   -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.38*      0.84*     0.81*    0.69
  Net realized and unrealized gain (loss)............................................   (0.10)     (0.74)    (0.41)   (0.66)
                                                                                      -------    -------   -------  -------
Total Income From Operations.........................................................    0.28       0.10      0.40     0.03
                                                                                      -------    -------   -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.38)     (0.77)    (0.77)   (0.77)
  In excess of net investment income.................................................      --         --        --       --
  Net realized gains.................................................................      --         --        --    (0.01)
  Capital............................................................................      --      (0.00)#      --       --
                                                                                      -------    -------   -------  -------
Total Distributions..................................................................   (0.38)     (0.77)    (0.77)   (0.78)
                                                                                      -------    -------   -------  -------
Net Asset Value, End of Period.......................................................   $9.04      $9.14     $9.81   $10.18
                                                                                      =======    =======   =======  =======
Total Return (2).....................................................................     3.1%++     1.0%      4.2%     0.3%
Net Assets, End of Period (000s)..................................................... $68,788    $65,645   $69,289  $67,928
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................................    2.05%+       --        --       --
  Total expenses, excluding interest expense (operating expenses)....................    1.99%+     1.99%     1.99%    1.99%
  Net investment income..............................................................    8.22%+     8.84%     8.20%    6.37%
Portfolio Turnover Rate..............................................................      31%        84%      114%     109%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..............................................................   $0.37*     $0.83*    $0.79*   $0.67
  Expense ratio, including interest expense..........................................    2.16%+       --        --       --
  Expense ratio, excluding interest expense (operating expenses).....................    2.10%+     2.13%     2.19%    2.18%


                                                                                       1997     1996

Net Asset Value, Beginning of Period.................................................  $10.82   $10.53
                                                                                      -------  -------
Income (Loss) From Operations:
  Net investment income..............................................................    0.67*    0.79*
  Net realized and unrealized gain (loss)............................................    0.41     0.53
                                                                                      -------  -------
Total Income From Operations.........................................................    1.08     1.32
                                                                                      -------  -------
Less Distributions From:
  Net investment income..............................................................   (0.80)   (0.85)
  In excess of net investment income.................................................      --    (0.01)
  Net realized gains.................................................................   (0.17)   (0.17)
  Capital............................................................................      --       --
                                                                                      -------  -------
Total Distributions..................................................................   (0.97)   (1.03)
                                                                                      -------  -------
Net Asset Value, End of Period.......................................................  $10.93   $10.82
                                                                                      =======  =======
Total Return (2).....................................................................    10.4%    13.0%
Net Assets, End of Period (000s)..................................................... $47,921  $14,291
Ratios to Average Net Assets:
  Total expenses, including interest expense.........................................      --       --
  Total expenses, excluding interest expense (operating expenses)....................    1.99%    1.98%
  Net investment income..............................................................    6.12%    7.34%
Portfolio Turnover Rate..............................................................     184%     122%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..............................................................   $0.64*   $0.71*
  Expense ratio, including interest expense..........................................      --       --
  Expense ratio, excluding interest expense (operating expenses).....................    2.28%    2.73%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Strategic Bond Fund

--------------------------------------------------------------------------------

                                                                                                              Class 2 Shares
                                                                                          --------------------------------------
                                                                                          2001(1)     2000      1999    1998(2)
                                                                                          --------------------------------------
Net Asset Value, Beginning of Period.....................................................   $9.19      $9.84    $10.18   $10.94
                                                                                          -------    -------   -------  -------
Income (Loss) From Operations:
  Net investment income..................................................................    0.39*      0.87*     0.83*    0.69
  Net realized and unrealized gain (loss)................................................   (0.09)     (0.75)    (0.40)   (0.67)
                                                                                          -------    -------   -------  -------
Total Income From Operations.............................................................    0.30       0.12      0.43     0.02
                                                                                          -------    -------   -------  -------
Less Distributions From:
  Net investment income..................................................................   (0.39)     (0.77)    (0.77)   (0.77)
  In excess of net investment income.....................................................      --         --        --       --
  Net realized gains.....................................................................      --         --        --    (0.01)
  Capital................................................................................      --      (0.00)#      --       --
                                                                                          -------    -------   -------  -------
Total Distributions......................................................................   (0.39)     (0.77)    (0.77)   (0.78)
                                                                                          -------    -------   -------  -------
Net Asset Value, End of Period...........................................................   $9.10      $9.19     $9.84   $10.18
                                                                                          =======    =======   =======  =======
Total Return (3).........................................................................     3.2%++     1.2%      4.5%     0.2%
Net Assets, End of Period (000s)......................................................... $22,816    $20,152   $22,857  $27,327
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................    1.80%+       --        --       --
  Total expenses, excluding interest expense (operating expenses)........................    1.74%+     1.74%     1.76%    1.99%
  Net investment income..................................................................    8.45%+     9.11%     8.43%    6.37%
Portfolio Turnover Rate..................................................................      31%        84%      114%     109%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..................................................................   $0.38*     $0.86*    $0.81*   $0.67
  Expense ratio, including interest expense..............................................    1.91%+       --        --       --
  Expense ratio, excluding interest expense (operating expenses).........................    1.85%+     1.89%     1.96%    2.18%


                                                                                           1997     1996

Net Asset Value, Beginning of Period.....................................................  $10.82  $10.53
                                                                                          -------  ------
Income (Loss) From Operations:
  Net investment income..................................................................    0.66*   0.78*
  Net realized and unrealized gain (loss)................................................    0.43    0.54
                                                                                          -------  ------
Total Income From Operations.............................................................    1.09    1.32
                                                                                          -------  ------
Less Distributions From:
  Net investment income..................................................................   (0.80)  (0.85)
  In excess of net investment income.....................................................      --   (0.01)
  Net realized gains.....................................................................   (0.17)  (0.17)
  Capital................................................................................      --      --
                                                                                          -------  ------
Total Distributions......................................................................   (0.97)  (1.03)
                                                                                          -------  ------
Net Asset Value, End of Period...........................................................  $10.94  $10.82
                                                                                          =======  ======
Total Return (3).........................................................................    10.5%   13.1%
Net Assets, End of Period (000s)......................................................... $20,220  $4,575
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................      --      --
  Total expenses, excluding interest expense (operating expenses)........................    1.99%   1.98%
  Net investment income..................................................................    6.09%   7.26%
Portfolio Turnover Rate..................................................................     184%    122%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..................................................................   $0.63*  $0.70*
  Expense ratio, including interest expense..............................................      --      --
  Expense ratio, excluding interest expense (operating expenses).........................    2.28%   2.72%

Strategic Bond Fund

--------------------------------------------------------------------------------

                                                                                                               Class O Shares
                                                                                          ---------------------------------------
                                                                                          2001(1)      2000      1999     1998
                                                                                          ---------------------------------------
Net Asset Value, Beginning of Period.....................................................    $9.12      $9.80    $10.18   $10.93
                                                                                          --------    -------   -------  -------
Income (Loss) From Operations:
  Net investment income..................................................................     0.42*      0.94*     0.91*    0.77
  Net realized and unrealized gain (loss)................................................    (0.09)     (0.74)    (0.41)   (0.63)
                                                                                          --------    -------   -------  -------
Total Income From Operations.............................................................     0.33       0.20      0.50     0.14
                                                                                          --------    -------   -------  -------
Less Distributions From:
  Net investment income..................................................................    (0.44)     (0.88)    (0.88)   (0.88)
  In excess of net investment income.....................................................       --         --        --       --
  Net realized gains.....................................................................       --         --        --    (0.01)
  Capital................................................................................       --      (0.00)#      --       --
                                                                                          --------    -------   -------  -------
Total Distributions......................................................................    (0.44)     (0.88)    (0.88)   (0.89)
                                                                                          --------    -------   -------  -------
Net Asset Value, End of Period...........................................................   $ 9.01      $9.12     $9.80   $10.18
                                                                                          ========    =======   =======  =======
Total Return (3).........................................................................      3.6%++     2.1%      5.3%     1.3%
Net Assets, End of Period (000s).........................................................     $571       $569      $594     $498
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................     1.05%+       --        --       --
  Total expenses, excluding interest expense (operating expenses)........................     0.99%+     0.99%     0.99%    0.99%
  Net investment income..................................................................     9.23%+     9.85%     9.30%    7.37%
Portfolio Turnover Rate..................................................................       31%        84%      114%     109%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..................................................................    $0.42*     $0.92*    $0.89*   $0.75
  Expense ratio, including interest expense..............................................     1.17%+       --        --       --
  Expense ratio, excluding interest expense (operating expenses).........................     1.11%+     1.14%     1.19%    1.18%


                                                                                           1997     1996

Net Asset Value, Beginning of Period.....................................................  $10.82  $10.53
                                                                                          -------  ------
Income (Loss) From Operations:
  Net investment income..................................................................    0.78*   0.92*
  Net realized and unrealized gain (loss)................................................    0.41    0.51
                                                                                          -------  ------
Total Income From Operations.............................................................    1.19    1.43
                                                                                          -------  ------
Less Distributions From:
  Net investment income..................................................................   (0.91)  (0.96)
  In excess of net investment income.....................................................      --   (0.01)
  Net realized gains.....................................................................   (0.17)  (0.17)
  Capital................................................................................      --      --
                                                                                          -------  ------
Total Distributions......................................................................   (1.08)  (1.14)
                                                                                          -------  ------
Net Asset Value, End of Period...........................................................  $10.93  $10.82
                                                                                          =======  ======
Total Return (3).........................................................................    11.5%   14.2%
Net Assets, End of Period (000s).........................................................    $649  $3,817
Ratios to Average Net Assets:
  Total expenses, including interest expense.............................................      --      --
  Total expenses, excluding interest expense (operating expenses)........................    0.96%   1.00%
  Net investment income..................................................................    7.22%   8.65%
Portfolio Turnover Rate..................................................................     184%    122%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income..................................................................   $0.75*  $0.84*
  Expense ratio, including interest expense..............................................      --      --
  Expense ratio, excluding interest expense (operating expenses).........................    1.25%   1.74%

--------
(1)For the six months ended June 30, 2001(unaudited).
(2)On September 14, 1998, Class C shares were renamed Class 2 shares.
(3)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 # Amount represents less than $0.01 per share.
 * Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

National Intermediate Municipal Fund

--------------------------------------------------------------------------------

                                                                                                              Class A Shares
                                                                                             ---------------------------------
                                                                                             2001(1)    2000    1999    1998
                                                                                             ---------------------------------
Net Asset Value, Beginning of Period........................................................ $10.42    $10.15  $10.61  $10.62
                                                                                             ------    ------  ------  ------
Income (Loss) From Operations:
  Net investment income.....................................................................   0.24*     0.48*   0.48*   0.47
  Net realized and unrealized gain (loss)...................................................   0.10      0.27   (0.46)     --
                                                                                             ------    ------  ------  ------
Total Income From Operations................................................................   0.34      0.75    0.02    0.47
                                                                                             ------    ------  ------  ------
Less Distributions From:
  Net investment income.....................................................................  (0.24)    (0.43)  (0.48)  (0.48)
  In excess of net investment income........................................................     --     (0.05)     --      --
  Net realized gains........................................................................     --        --      --      --
                                                                                             ------    ------  ------  ------
Total Distributions.........................................................................  (0.24)    (0.48)  (0.48)  (0.48)
                                                                                             ------    ------  ------  ------
Net Asset Value, End of Period.............................................................. $10.52    $10.42  $10.15  $10.61
                                                                                             ======    ======  ======  ======
Total Return (2)............................................................................    3.3%++    7.6%    0.2%    4.5%
Net Assets, End of Period (000s)............................................................ $3,157    $3,140  $4,460  $2,545
Ratios to Average Net Assets:
  Expenses..................................................................................   0.75%+    0.75%   0.63%   0.75%
  Net investment income.....................................................................   4.62%+    4.68%   4.44%   4.28%
Portfolio Turnover Rate.....................................................................      4%       27%      4%      8%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income.....................................................................  $0.17*    $0.31*  $0.33*  $0.37
  Expense ratio.............................................................................   2.07%+    2.34%   2.06%   1.67%


                                                                                              1997    1996

Net Asset Value, Beginning of Period........................................................ $10.35  $10.43
                                                                                             ------  ------
Income (Loss) From Operations:
  Net investment income.....................................................................   0.48    0.48
  Net realized and unrealized gain (loss)...................................................   0.28   (0.06)
                                                                                             ------  ------
Total Income From Operations................................................................   0.76    0.42
                                                                                             ------  ------
Less Distributions From:
  Net investment income.....................................................................  (0.48)  (0.48)
  In excess of net investment income........................................................     --      --
  Net realized gains........................................................................  (0.01)  (0.02)
                                                                                             ------  ------
Total Distributions.........................................................................  (0.49)  (0.50)
                                                                                             ------  ------
Net Asset Value, End of Period.............................................................. $10.62  $10.35
                                                                                             ======  ======
Total Return (2)............................................................................    7.5%    4.2%
Net Assets, End of Period (000s)............................................................ $1,063    $696
Ratios to Average Net Assets:
  Expenses..................................................................................   0.75%   0.75%
  Net investment income.....................................................................   4.53%   4.62%
Portfolio Turnover Rate.....................................................................      1%     19%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income.....................................................................  $0.36   $0.35
  Expense ratio.............................................................................   1.82%   2.02%

National Intermediate Municipal Fund

--------------------------------------------------------------------------------

                                                                                                               Class B Shares
                                                                                             ----------------------------------
                                                                                             2001(1)    2000    1999     1998
                                                                                             ----------------------------------
Net Asset Value, Beginning of Period........................................................ $10.37    $10.11  $10.57   $10.59
                                                                                             ------    ------  ------   ------
Income (Loss) From Operations:
  Net investment income.....................................................................   0.20*     0.40*   0.38*    0.39
  Net realized and unrealized gain (loss)...................................................   0.09      0.27   (0.43)      --
                                                                                             ------    ------  ------   ------
Total Income (Loss) From Operations.........................................................   0.29      0.67   (0.05)    0.39
                                                                                             ------    ------  ------   ------
Less Distributions From:
  Net investment income.....................................................................  (0.20)    (0.37)  (0.41)   (0.41)
  In excess of net investment income........................................................     --     (0.04)     --       --
  Net realized gains........................................................................     --        --      --       --
                                                                                             ------    ------  ------   ------
Total Distributions.........................................................................  (0.20)    (0.41)  (0.41)   (0.41)
                                                                                             ------    ------  ------   ------
Net Asset Value, End of Period.............................................................. $10.46    $10.37  $10.11   $10.57
                                                                                             ======    ======  ======   ======
Total Return (2)............................................................................    2.9%++    6.8%   (0.5)%    3.7%
Net Assets, End of Period (000s)............................................................ $4,691    $4,765  $4,087   $2,763
Ratios to Average Net Assets:
  Expenses..................................................................................   1.50%+    1.50%   1.35%    1.50%
  Net investment income.....................................................................   3.87%+    3.97%   3.70%    3.54%
Portfolio Turnover Rate.....................................................................      4%       27%      4%       8%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income.....................................................................  $0.13*    $0.24*  $0.23*   $0.29
  Expense ratio.............................................................................   2.82%+    3.10%   2.78%    2.42%


                                                                                              1997    1996

Net Asset Value, Beginning of Period........................................................ $10.33  $10.42
                                                                                             ------  ------
Income (Loss) From Operations:
  Net investment income.....................................................................   0.40    0.40
  Net realized and unrealized gain (loss)...................................................   0.28   (0.06)
                                                                                             ------  ------
Total Income (Loss) From Operations.........................................................   0.68    0.34
                                                                                             ------  ------
Less Distributions From:
  Net investment income.....................................................................  (0.40)  (0.41)
  In excess of net investment income........................................................  (0.01)     --
  Net realized gains........................................................................  (0.01)  (0.02)
                                                                                             ------  ------
Total Distributions.........................................................................  (0.42)  (0.43)
                                                                                             ------  ------
Net Asset Value, End of Period.............................................................. $10.59  $10.33
                                                                                             ======  ======
Total Return (2)............................................................................    6.7%    3.4%
Net Assets, End of Period (000s)............................................................ $1,295  $  702
Ratios to Average Net Assets:
  Expenses..................................................................................   1.50%   1.50%
  Net investment income.....................................................................   3.75%   3.88%
Portfolio Turnover Rate.....................................................................      1%     19%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income.....................................................................  $0.28   $0.27
  Expense ratio.............................................................................   2.57%   2.77%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

National Intermediate Municipal Fund

--------------------------------------------------------------------------------

                                                                                             Class 2 Shares
                                                                           ---------------------------------------------------
                                                                           2001(1)    2000    1999    1998(2)  1997     1996
                                                                           ---------------------------------------------------
Net Asset Value, Beginning of Period...................................... $10.42    $10.13  $10.57   $10.59   $10.33  $10.42
                                                                           ------    ------  ------   ------  -------  ------
Income (Loss) From Operations:
 Net investment income....................................................   0.21*     0.44*   0.41*    0.39     0.40    0.40
 Net realized and unrealized gain (loss)..................................   0.10      0.26   (0.44)      --     0.28   (0.06)
                                                                           ------    ------  ------   ------  -------  ------
Total Income (Loss) From Operations.......................................   0.31      0.70   (0.03)    0.39     0.68    0.34
                                                                           ------    ------  ------   ------  -------  ------
Less Distributions From:
 Net investment income....................................................  (0.21)    (0.37)  (0.41)   (0.41)   (0.40)  (0.41)
 In excess of net investment income.......................................     --     (0.04)     --       --    (0.01)     --
 Net realized gains.......................................................     --        --      --       --    (0.01)  (0.02)
                                                                           ------    ------  ------   ------  -------  ------
Total Distributions.......................................................  (0.21)    (0.41)  (0.41)   (0.41)   (0.42)  (0.43)
                                                                           ------    ------  ------   ------  -------  ------
Net Asset Value, End of Period............................................ $10.52    $10.42  $10.13   $10.57   $10.59  $10.33
                                                                           ======    ======  ======   ======  =======  ======
Total Return (3)..........................................................    3.0%++    7.1%   (0.3)%    3.7%     6.7%    3.4%
Net Assets, End of Period (000s).......................................... $1,351    $1,229  $2,183   $2,291     $514    $468
Ratios to Average Net Assets:
 Expenses.................................................................   1.25%+    1.25%   1.16%    1.50%    1.50%   1.50%
 Net investment income....................................................   4.12%+    4.24%   3.91%    3.51%    3.81%   3.88%
Portfolio Turnover Rate...................................................      4%       27%      4%       8%       1%     19%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned oncustodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income....................................................  $0.15*    $0.28*  $0.26*   $0.29    $0.28   $0.27
 Expense ratio............................................................   2.57%+    2.85%   2.60%    2.42%    2.57%   2.77%

National Intermediate Municipal Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Class O Shares
                                                                           ---------------------------------------------------
                                                                           2001(1)    2000    1999     1998    1997     1996
                                                                           ---------------------------------------------------
Net Asset Value, Beginning of Period...................................... $10.43    $10.15  $10.60   $10.61   $10.34  $10.43
                                                                           ------    ------  ------   ------  -------  ------
Income (Loss) From Operations:
 Net investment income....................................................   0.25*     0.50*   0.49*    0.48     0.50    0.50
 Net realized and unrealized gain (loss)..................................   0.09      0.28   (0.44)    0.01     0.28   (0.07)
                                                                           ------    ------  ------   ------  -------  ------
Total Income From Operations..............................................   0.34      0.78    0.05     0.49     0.78    0.43
                                                                           ------    ------  ------   ------  -------  ------
Less Distributions From:
 Net investment income....................................................  (0.25)    (0.45)  (0.50)   (0.50)   (0.50)  (0.50)
 In excess of net investment income.......................................     --     (0.05)     --       --       --      --
 Net realized gains.......................................................     --        --      --       --    (0.01)  (0.02)
Total Distributions.......................................................  (0.25)    (0.50)  (0.50)   (0.50)   (0.51)  (0.52)
                                                                           ------    ------  ------   ------  -------  ------
Net Asset Value, End of Period............................................ $10.52    $10.43  $10.15   $10.60   $10.61  $10.34
                                                                           ======    ======  ======   ======  =======  ======
Total Return (3)..........................................................    3.3%++    7.9%    0.5%     4.8%     7.8%    4.3%
Net Assets, End of Period (000s)..........................................   $400      $390  $2,544   $8,211  $11,286  $9,786
Ratios to Average Net Assets:
 Expenses.................................................................   0.50%+    0.50%   0.41%    0.50%    0.50%   0.50%
 Net investment income....................................................   4.87%+    4.92%   4.75%    4.58%    4.79%   4.88%
Portfolio Turnover Rate...................................................      4%       27%      4%       8%       1%     19%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned oncustodian cash balances, net investment income per share and expense ratios would have been:
 Net investment income....................................................  $0.19*    $0.34*  $0.34*   $0.38    $0.39   $0.37
 Expense ratio............................................................   1.82%+    2.08%   1.86%    1.42%    1.57%   1.77%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(3)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 * Per share amounts have been calculated using the monthly average shares method.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

U.S. Government Income Fund

--------------------------------------------------------------------------------

                                                                                              Class A Shares
                                                                           -----------------------------------------------------
                                                                           2001(1)     2000     1999     1998     1997    1996
                                                                           -----------------------------------------------------
Net Asset Value, Beginning of Period......................................   $9.91      $9.84   $10.28   $10.20  $10.07  $10.32
                                                                           -------    -------  -------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income....................................................    0.32*      0.69*    0.54*    0.55    0.58    0.54
 Net realized and unrealized gain (loss)..................................   (0.01)      0.06    (0.39)    0.21    0.19   (0.19)
                                                                           -------    -------  -------  -------  ------  ------
Total Income From Operations..............................................    0.31       0.75     0.15     0.76    0.77    0.35

                                                                           -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income....................................................   (0.29)     (0.68)   (0.59)   (0.57)  (0.54)  (0.54)
 In excess of net investment income.......................................      --         --       --    (0.11)  (0.10)  (0.06)
                                                                           -------    -------  -------  -------  ------  ------
Total Distributions.......................................................   (0.29)     (0.68)   (0.59)   (0.68)  (0.64)  (0.60)
                                                                           -------    -------  -------  -------  ------  ------
Net Asset Value, End of Period............................................   $9.93      $9.91    $9.84   $10.28  $10.20  $10.07
                                                                           =======    =======  =======  =======  ======  ======
Total Return (2)..........................................................     3.2%++     7.9%     1.5%     7.6%    7.9%    3.6%
Net Assets, End of Period (000s)..........................................  $5,816     $7,773   $5,771   $6,744  $1,320  $1,188
Ratios to Average Net Assets:
 Total expenses, including interest expense...............................    1.37%+     0.96%      --       --      --      --
 Total expenses, excluding interest expense (operating expenses)..........    0.85%+     0.84%    0.85%    0.85%   0.85%   0.84%
 Net investment income....................................................    6.49%+     6.99%    5.34%    4.98%   5.77%   5.22%
Portfolio Turnover Rate...................................................     155%        51%      96%     173%    261%    365%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earnedon custodian cash balances, net investment income per share and expense ratios would havebeen:
 Net investment income....................................................   $0.29*     $0.62*   $0.45*   $0.47   $0.47   $0.38
 Expense ratio, including interest expense................................    1.98%+       --       --       --      --      --
 Expense ratio, excluding interest expense (operating expenses)...........    1.47%+     1.60%    1.67%    1.63%   2.02%   2.21%

U.S. Government Income Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Class B Shares
                                                                           -----------------------------------------------------
                                                                           2001(1)     2000     1999     1998     1997    1996
                                                                           -----------------------------------------------------
Net Asset Value, Beginning of Period......................................   $9.95      $9.85   $10.29   $10.20  $10.06  $10.32
                                                                           -------    -------  -------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income....................................................    0.28*      0.62*    0.49*    0.48    0.51    0.46
 Net realized and unrealized gain (loss)..................................   (0.02)      0.07    (0.42)    0.21    0.19   (0.20)
                                                                           -------    -------  -------  -------  ------  ------
Total Income From Operations..............................................    0.26       0.69     0.07     0.69    0.70    0.26
                                                                           -------    -------  -------  -------  ------  ------
Less Distributions From:
 Net investment income....................................................   (0.25)     (0.59)   (0.51)   (0.49)  (0.46)  (0.46)
 In excess of net investment income.......................................      --         --       --    (0.11)  (0.10)  (0.06)
                                                                           -------    -------  -------  -------  ------  ------
Total Distributions.......................................................   (0.25)     (0.59)   (0.51)   (0.60)  (0.56)  (0.52)
                                                                           -------    -------  -------  -------  ------  ------
Net Asset Value, End of Period............................................   $9.96      $9.95    $9.85   $10.29  $10.20  $10.06
                                                                           =======    =======  =======  =======  ======  ======
Total Return (2)..........................................................     2.7%++     7.2%     0.7%     6.9%    7.2%    2.7%
Net Assets, End of Period (000s).......................................... $15,901    $14,832  $16,109  $15,315  $2,531  $1,266
Ratios to Average Net Assets:
 Total expenses, including interest expense...............................    2.11%+     1.73%      --       --      --      --
 Total expenses, excluding interest expense (operating expenses)..........    1.60%+     1.60%    1.60%    1.60%   1.60%   1.59%
 Net investment income....................................................    5.71%+     6.34%    4.85%    4.20%   4.96%   4.51%
Portfolio Turnover Rate...................................................    1.55%        51%      96%     173%    261%    365%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earnedon custodian cash balances, net investment income per share and expense ratios would havebeen:
 Net investment income....................................................   $0.25*     $0.55*   $0.40*   $0.39   $0.39   $0.30
 Expense ratio, including interest expense................................    2.73%+       --       --       --      --      --
 Expense ratio, excluding interest expense (operating expenses)...........    2.22%+     2.37%    2.42%    2.39%   2.77%   2.96%

--------
(1)For the six months ended June 30, 2001 (unaudited)
(2)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

U.S. Government Income Fund

--------------------------------------------------------------------------------

                                                                                             Class 2 Shares
                                                                           --------------------------------------------------
                                                                           2001(1)     2000    1999   1998(2)  1997    1996
                                                                           --------------------------------------------------
Net Asset Value, Beginning of Period......................................   $9.98     $9.86  $10.28  $10.19  $10.05  $10.32

                                                                           -------    ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income....................................................    0.30*     0.65*   0.49*   0.48    0.51    0.46
 Net realized and unrealized gain (loss)..................................   (0.01)     0.06   (0.40)   0.21    0.19   (0.21)
                                                                           -------    ------  ------  ------  ------  ------
Total Income From Operations..............................................    0.29      0.71    0.09    0.69    0.70    0.25

                                                                           -------    ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income....................................................   (0.26)    (0.59)  (0.51)  (0.49)  (0.46)  (0.46)
 In excess of net investment income.......................................      --        --      --   (0.11)  (0.10)  (0.06)
                                                                           -------    ------  ------  ------  ------  ------
Total Distributions.......................................................   (0.26)    (0.59)  (0.51)  (0.60)  (0.56)  (0.52)
                                                                           -------    ------  ------  ------  ------  ------
Net Asset Value, End of Period............................................ $ 10.01     $9.98   $9.86  $10.28  $10.19  $10.05
                                                                           =======    ======  ======  ======  ======  ======
Total Return (3)..........................................................     2.9%++    7.4%    0.9%    6.9%    7.0%    2.7%
Net Assets, End of Period (000s)..........................................  $5,324    $4,193  $5,351  $4,715    $751    $422
Ratios to Average Net Assets:.............................................
 Total expenses, including interest expense...............................    1.85%+    1.48%     --      --      --      --
 Total expenses, excluding interest expense (operating expenses)..........    1.35%+    1.35%   1.37%   1.60%   1.59%   1.60%
 Net investment income....................................................    5.87%+    6.61%   4.91%   4.25%   4.94%   4.51%
Portfolio Turnover Rate...................................................     155%       51%     96%    173%    261%    365%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earnedon custodian cash balances, net investment income per share and expense ratios would havebeen:
 Net investment income....................................................   $0.26%*   $0.58*  $0.40*  $0.39   $0.39   $0.31
 Expense ratio, including interest expense................................    2.47%+      --      --      --      --      --
 Expense ratio, excluding interest expense (operating expenses)...........    1.97%+    2.12%   2.20%   2.39%   2.76%   2.97%

U.S. Government Income Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Class O Shares
                                                                           --------------------------------------------------
                                                                           2001(1)     2000    1999    1998    1997    1996
                                                                           --------------------------------------------------
Net Asset Value, Beginning of Period......................................   $9.94     $9.85  $10.29  $10.19  $10.06  $10.32

                                                                           -------    ------  ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income....................................................    0.33*     0.72*   0.57*   0.57*   0.61    0.56
 Net realized and unrealized gain (loss)..................................   (0.01)     0.08   (0.40)   0.23    0.18   (0.20)

                                                                           -------    ------  ------  ------  ------  ------
Total Income From Operations..............................................    0.32      0.80    0.17    0.80    0.79    0.36

                                                                           -------    ------  ------  ------  ------  ------
Less Distributions From:
 Net investment income....................................................   (0.31)    (0.71)  (0.61)  (0.59)  (0.56)  (0.56)
 In excess of net investment income.......................................      --        --      --   (0.11)  (0.10)  (0.06)

                                                                           -------    ------  ------  ------  ------  ------
Total Distributions.......................................................   (0.31)    (0.71)  (0.61)  (0.70)  (0.66)  (0.62)

                                                                           -------    ------  ------  ------  ------  ------
Net Asset Value, End of Period............................................   $9.95     $9.94   $9.85  $10.29  $10.19  $10.06

                                                                           =======    ======  ======  ======  ======  ======
Total Return (3)..........................................................     3.2%++    8.5%    1.8%    8.1%    8.1%    3.7%
Net Assets, End of Period (000s)..........................................    $480      $445  $3,294  $3,330  $9,553  $9,375
Ratios to Average Net Assets:
 Total expenses, including interest expense...............................    1.11%+    0.72%     --      --      --      --
 Total expenses, excluding interest expense (operating expenses)..........    0.60%+    0.60%   0.60%   0.60%   0.60%   0.60%
 Net investment income....................................................    6.71%+    7.37%   5.65%   5.52%   6.01%   5.53%
Portfolio Turnover Rate...................................................     155%       51%     96%    173%    261%    365%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earnedon custodian cash balances, net investment income per share and expense ratios would havebeen:
 Net investment income....................................................   $0.30*    $0.65*  $0.48*  $0.44*  $0.49   $0.41
 Expense ratio, including interest expense................................    1.74%+      --      --      --      --      --
 Expense ratio, excluding interest expense (operating expenses)...........    1.23%+    1.36%   1.42%   1.38%   1.77%   1.97%

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(3)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
* Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company, National Association
    8800 Tinicum Blvd.
    Third Floor Suite 200
    Philadelphia, PA 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Vice President-General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    Smith Barney Fund Management LLC
    and Travelers Investment Advisers, Inc.
Officers

HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President
    and Treasurer
ROBERT E. AMODEO
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
ROGER LAVAN
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
MAUREEN O'CALLAGHAN
    Executive Vice President
DAVID J. SCOTT
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
THOMAS A. CROAK
    Vice President
NANCY A. NOYES
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048
SBSFISEMI 6/01

         SEMI-ANNUAL REPORT
         June 30, 2001

[PHOTO]
------------------------
[PHOTO]
------------------------
[PHOTO]



SALOMON BROTHERS -
---------------- -
                   . NEW YORK MUNICIPAL
                     MONEY MARKET FUND

                   . CASH MANAGEMENT FUND


[GRAPHIC]
SALOMON BROTHERS
ASSET MANAGEMENT]

For almost a century, Salomon Brothers has provided serious investors with the advice and resources to help them reach their financial goals.

Salomon Brothers offers...
Quality Service
Scope of Choice
An Information Advantage

We offer cutting-edge solutions and investment programs delivered through financial advisors. Our rich tradition and expertise provided access to innovative ideas and extensive resources.

We wish to extend our sincere thanks for investing with us. Technology, new innovations and business opportunities have changed the financial world over the years -- but one constant remains; our commitment to serve your investment needs.

[GRAPHIC]
BRIDGING WALL STREET OPPORTUNITIES
-------------------------------------------------------------------------------
TO YOUR FINANCIAL FUTURE


        RICH TRADITION
----------------------
        Bold initiative, determination and market foresight have defined the Salomon Brothers name for nearly a century.

        GLOBAL RESOURCES
------------------------
        We have access to one of the world's largest financial institutions, creating a global web of resources comprised of 170,000 employees in over 100 countries.

        INVESTMENT EXPERTISE
----------------------------
        Averaging over 16 years of professional industry experience, our seasoned portfolio management team consistently demonstrates a disciplined institutional approach to money management.

        PERFORMANCE
-------------------
        We believe that a true measure of performance extends beyond short-term time frames to long-term outcomes, quality of management, quality of relationship and quality of thought.

        INFORMATION ADVANTAGE
-----------------------------
        We offer a global information advantage to investors and their advisors
         -- providing the benefits of a world of rapid knowledge acquisition

[GRAPHIC]
Table of Contents

A MESSAGE FROM THE CHAIRMAN.............   2

THE SALOMON BROTHERS INVESTMENT SERIES

  NEW YORK MUNICIPAL MONEY MARKET FUND..   3

  CASH MANAGEMENT FUND..................   6

SCHEDULES OF INVESTMENTS................   9

STATEMENTS OF ASSETS AND LIABILITIES....  13

STATEMENTS OF OPERATIONS................  14

STATEMENTS OF CHANGES IN NET ASSETS.....  15

NOTES TO FINANCIAL STATEMENTS...........  17

FINANCIAL HIGHLIGHTS....................  21

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT
    SERIES.............................. IBC

[PHOTO]
Heath B. McLendon
Chairman

[GRAPHIC]
Salomon Brothers Investment Series
A Message From the Chairman

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Salomon Brothers Investment Series - New York Municipal Money Market Fund and Cash Management Fund ("Fund(s)") for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategies. We hope you find this report to be useful and informative.

MARKET COMMENTARY
During the first half of 2001, the U.S. Federal Reserve Board ("Fed") aggressively lowered short-term interest rates in an effort to address continued deterioration in corporate earnings and other signs of a slowing U.S. economy. Unrelenting volatility in the equity markets and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to safe havens such as money market funds and other fixed-income investments.

It is our view that the U.S. economy is following the script of a classic boom-bust cycle, which is characterized by the excess capacity and inventory-building that often occur after periods of very strong cyclical demand. In such circumstances, lower interest rates may not provide an instant cure for the ailing economy. In our opinion, time and patience, rather, may be required to absorb or shut down excess capacity and to work down or write off excess inventory.

Looking forward, we expect the economy to start to show signs of improvement once the beneficial effects of the Fed's interest rate cuts begin to materialize. Because inflation has remained in check, the Fed appears to be in a good position to further reduce interest rates if necessary. We expect the Fed to enact at least one more interest rate cut before the end of 2001.

On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your investment in the Salomon Brothers Investment Series Funds. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

July 12, 2001

[GRAPHIC]





THE FUND MANAGERS

[PHOTO]

Charles K. Bardes, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of investment industry experience.
Mr. Bardes shares responsibility for day-to-day Fund management.

[PHOTO]

Thomas A. Croak, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 17 years of investment industry experience in the municipal securities market. Mr. Croak shares responsibility for day-to-day Fund management.


[GRAPHIC]
SALOMON BROTHERS
New York Municipal
Money Market Fund


PERFORMANCE UPDATE
The New York Municipal Money Market Fund's ("Fund") seven-day current yield as of June 30, 2001 was 2.68%. The Fund's seven-day effective yield/1/ was 2.72%.

INVESTMENT OBJECTIVE and STRATEGY
The Fund invests primarily in high-quality, short-term New York municipal securities, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). The Fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality. The Fund invests in securities having remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

In selecting securities for the Fund, we look for undervalued sectors and individual securities, as well as securities that we believe will benefit from changes in market conditions. As part of our investment selection approach, we:

  . Use fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New York municipal bond market
  . Identify eligible issuers with the most desirable credit quality
  . Trade between general obligation and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent relative values
  . Consider each security's maturity in light of our outlook for the issuer and its sector, as well as interest rates

Please note that there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. However, the Fund complies with the Securities and Exchange Commission's rule governing money market funds, including the diversification requirement of that rule./2/ Please remember that your

--------
1 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

2 Rule 2a-7 under the Investment Company Act of 1940, mandates, in part, that all money market funds meet the following diversification requirements: all issues held in excess of 5% of the fund's total investments together cannot exceed 75% of the fund's total investments; those first tier (i.e., highest rated) guarantors held in excess of 10% of the fund's total investments together cannot exceed 75% of the fund's total investments; and each individual holding of second tier guarantors cannot exceed 5% of the fund's total investments.

4

investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MUNICIPAL BOND MARKET REVIEW
As the year 2001 began, the Fed responded to signs of a weakening U.S. economy by aggressively lowering short-term interest rates. In January alone, the Fed directed two 50 basis point cuts in the federal funds rate ("fed funds rate")./3/ The financial markets welcomed this news, expecting that lower interest rates would help revive economic growth and restore investor confidence. A reduction in interest rates typically makes it easier for corporations and consumers alike to meet their debt obligations.

January--typically the most popular month of the year for municipal coupon payments and redemptions--saw an estimated $25 billion become available for reinvestment. Municipal money fund managers were faced with the daunting task of finding enough tax-exempt, short-term securities in which to invest this new cash flow--all against the backdrop of falling interest rates. Many money market fund managers began to seek securities with longer durations/4/ in order to extend their portfolios' average maturities and lock in higher yields as interest rates fell.

During March 2001, the Fed eased the fed funds rate by an additional 50 basis points, bringing it to 5.0%. Despite these rate cuts, yields on Variable Rate Demand Notes ("VRDNs")/5/ remained attractive relative to other short-term fixed income investments. This was due to a high level of money fund liquidations by investors in need of cash for income tax payments due in April. Yields were raised accordingly, in hopes of keeping variable rate securities in money funds' hands. With the short-term yield curve/6/ flattening and rates hovering in the 2.50% range, many money market funds were content to remain overweighted in VRDNs, taking a 'wait and see' attitude about the direction of the economy.

MARKET OUTLOOK
As the third quarter of 2001 approaches, we expect short-term rates to fall temporarily due to technical factors arising from the "July effect." The July effect describes a temporary increase in the demand for money market instruments caused by an influx of cash from maturing bonds and coupon interest chasing a dearth of supply.

--------
3The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4Duration is a measure, expressed in years, of the price sensitivity of a fixed income asset or portfolio to a change in interest rates. The higher the duration, the greater the price volatility for a given change in yield.
5VRDNs are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.
6The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Looking forward, we expect the municipal bond market to continue its solid performance as investors continue to seek low volatility alternatives to the embattled stock markets. In our view, overall credit quality remains good in this area of the market, and municipal bonds continue to offer better yields than most taxable bond securities. In the weeks and months ahead, our strategy for the Fund will be to continue to invest its assets in securities that are among the highest quality available to money market funds. A selective mix of municipal notes and VRDNs has enabled the Fund to perform near the top of its category.

After several years of fiscally conservative practices and strong economic growth, the State of New York has managed to end its last six fiscal year-ends with budget surpluses. The State has also set aside reserves for times of economic uncertainty. These steps have enabled the State to increase employment as well as personal income growth, both of which have exceeded the average U.S. rate for the past two years.

While slower economic growth will certainly affect New York's revenues, we believe the State is well prepared to deal with any potential problems. The State's improved credit quality and strong demand have made municipals issued in New York harder to find and therefore, more valuable. We expect this trend to continue.

[GRAPHIC]



THE FUND MANAGER

[PHOTO]

Nancy A. Noyes, Director and Portfolio
Manager at Salomon Brothers Asset Management
Inc, has 18 years of investment industry experience. Ms. Noyes is primarily responsible for day-to-day Fund management.


SALOMON BROTHERS

Cash Management Fund


PERFORMANCE UPDATE
The Cash Management Fund's ("Fund") seven-day current yield as of June 30, 2001 was 3.27% (Class A shares). The Fund's seven-day effective yield/1/ was 3.32%.

INVESTMENT OBJECTIVE and STRATEGY
The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal. The Fund invests in high-quality, U.S. dollar-denominated short-term debt securities. The Fund may invest in all types of money market instruments including U.S. government securities, short-term debt securities, commercial paper, variable rate demand notes ("VRDNs"), obligations, mortgage-backed and asset-backed securities, and repurchase agreements.

While the Fund invests primarily in securities of U.S. issuers, the Fund may also invest in U.S. dollar-denominated obligations of foreign governmental and corporate issuers. The debt instruments in which the Fund invests may have fixed or variable rates of interest. The Fund normally invests at least 25% of its assets in bank obligations. The Fund invests primarily in securities rated in the highest short-term rating category, or if unrated, of equivalent quality. The Fund invests in securities having, or deemed to have, remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

In selecting investments for the Fund, the manager looks for:

  . Eligible issuers with the most desirable credit quality;
  . The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality;
  . Maturities consistent with the manager's outlook for interest rates.

Although the Fund seeks to preserve the value of an investment at $1 per share, it is possible to lose money by investing in the Fund. For example, the Fund could underperform other short-term debt instruments or money market funds if any of the following occurs:

  . Interest rates rise sharply;
  . An issuer or guarantor of the Fund's securities defaults, or has its credit rating downgraded;
  . The manager's judgment about the relative value or credit quality of a particular security proves to be incorrect;
  . The value of the Fund's foreign securities declines because of unfavorable government actions or political stability.

--------
1 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Please note that your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Over time, a money market fund is likely to underperform other fixed income and equity investment options.

MONEY MARKET REVIEW
On June 27, 2001 the Fed made its sixth reduction to short-term interest rates thus far this year by reducing the fed funds rate another 25 basis points,/2/ to 3.75%. By the end of the period, the Fed's cuts amounted to a substantial total of 275 basis points. In response to this activity, the yield curve/3/ steepened dramatically: short-term interest rates fell and rates for bonds with maturities greater than five years increased throughout the period. Yields on money market securities declined as a result of the Fed's cuts, reaching their lowest levels since early 1994.

During the reporting period, U.S. economic growth was anemic: In each of the last two quarters, Gross Domestic Product ("GDP")/4/ has been below 1.5%. Additionally, layoffs across many sectors of the economy pushed the unemployment rate toward 4.5%--its highest level in two and a half years. Consumer spending, however, remained resilient despite higher energy prices and a sluggish stock market. A healthy level of consumer spending generally benefits the economy by helping to keep demand for products and services strong. In addition, lower interest rates helped increase consumer confidence, which, in turn, positively affected housing sales.

Against the backdrop of continued weakness in the U.S. economy, inflation in the U.S. is heading lower, largely due to rising domestic slack in demand for products and services and the global economic downturn. These factors should allow the Fed to maintain an accommodative interest rate environment well into 2002, regardless of how much it reduces rates during the remainder of 2001. Any further rate reductions can be expected to place downward pressure on yields on money market funds in general.

MARKET OUTLOOK
Looking forward, the Fed's 25 basis point rate cut in the last week of June represented a notable departure from its five preceding 50-basis-point cuts, possibly signaling the tail-end of the easing cycle. Some recent encouraging economic signs supporting this view include positive housing and auto sector statistics, continued strength in consumer spending, and growth in the U.S. money supply.

--------
2A basis point is 0.01% or one one-hundredth of a percent.
3The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
4GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

As good as the case for an economic rebound is, however, it remains speculative. Forecasts of corporate earnings continue to edge lower, unemployment claims are creeping higher, consumer confidence is on the decline and core capital goods orders/5/ appear to be falling at a 25% annual rate, suggesting that the slowing pace of business investment will remain a significant drag on the economy for the second half of 2001. In our view, the Fed will most likely continue to lower rates, albeit at a slower pace. We expect to see at least one more rate reduction in the second half of 2001.

The information provided in these commentaries represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 9 through 12 for a list and percentage breakdown of each Fund's holdings. Also, please note that any discussion of the Funds' holdings is as of June 30, 2001 and is subject to change.

--------
5Includes non-defense goods, net of aircraft and parts.

          Schedules of Investments
          June 30, 2001 (unaudited)


Salomon Brothers New York Municipal Money Market Fund

--------------------------------------------------------------------------------

                                                                       Yield to
   Face                                                            Maturity on Date Maturity
  Amount                          Security                           of Purchase+     Date      Value

----------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%
New York -- 100.0%
$  400,000 Amherst, NY Industrial Development Agency VR...........       3.10%       7/6/01  $    400,000
 1,550,000 Auburn, NY Industrial Development Agency VR............       3.05        7/6/01     1,550,000
 1,500,000 Briancliff Manor, NY UFSD..............................       3.25       6/21/02     1,509,500
   400,000 Broome County, NY Industrial Development Agency VR.....       3.10        7/6/01       400,000
   800,000 Chautauqua County, NY Industrial Development Agency VR.       3.05        7/6/01       800,000
 1,500,000 Chemung County, NY Industrial Development Agency VR....       3.10        7/6/01     1,500,000
   315,000 Colonie, NY Housing Development Corporation VR.........       3.10        7/6/01       315,000
   595,000 Colonie, NY Industrial Development Agency VR...........       3.75       7/29/01       595,000
   750,000 Dutchess County, NY Industrial Development Agency VR...       3.10        7/6/01       750,000
   505,000 Erie County, NY Industrial Development Agency VR.......       3.10        7/6/01       505,000
 1,895,000 Erie County, NY Industrial Development Agency VR.......       3.10        7/6/01     1,895,000
 3,000,000 Hempstead, NY Industrial Development Agency............       2.55        7/6/01     3,000,000
 1,310,000 Islip, NY Industrial Development Authority VR..........       3.10        7/6/01     1,310,000
 2,300,000 Metropolitan Transit Authority, NY CP..................       2.50        8/9/01     2,300,000
 6,500,000 Monroe County, NY Industrial Development Agency VR.....       2.95        7/6/01     6,500,000
   645,000 Monroe County, NY Industrial Development Agency VR.....       2.75        7/6/01       645,000
   450,000 Monroe County, NY Industrial Development Agency VR.....       3.10        7/6/01       450,000
 1,240,000 Monroe County, NY Industrial Development Agency VR.....       3.10        7/6/01     1,240,000
 2,090,000 Monroe County, NY Industrial Development Agency VR.....       3.00        7/6/01     2,090,000
 1,545,000 Monroe County, NY Industrial Development Agency VR.....       3.10        7/6/01     1,545,000
 2,840,000 Monroe County, NY Industrial Development Agency VR.....       2.70        7/6/01     2,840,000
   700,000 Monroe County, NY Industrial Development Agency PUT....       3.00       6/15/02       700,000
 1,170,000 Monroe County, NY Industrial Development Agency PUT....       3.10       12/1/01     1,170,000
   450,000 Nassau County, NY Industrial Development Agency VR.....       3.10        7/6/01       450,000
 1,000,000 New York City Municipal Assistance Corp................       4.60        7/2/01     1,000,000
 1,000,000 New York City Municipal Assistance Corp................       5.50        7/1/01     1,029,060
 3,000,000 New York City Municipal Water & Sewer CP...............       2.60       9/27/01     3,000,000
 2,300,000 New York City, NY Housing Development Corp. VR.........       2.45        7/6/01     2,300,000
 2,800,000 New York City, NY Housing Development Corp. VR.........       2.60        7/6/01     2,800,000
    25,000 New York City, NY Industrial Development Agency VR.....       3.00        7/6/01        25,000
   100,000 New York City, NY Industrial Development Agency VR.....       3.10        7/6/01       100,000
 1,600,000 New York City, NY Industrial Development Agency VR.....       2.50        7/6/01     1,600,000
 2,910,000 New York City, NY Industrial Development Agency VR.....       2.90        7/6/01     2,910,000
 1,500,000 New York City, NY Transitional Finance Authority VR....       3.00       6/30/01     1,500,000
 1,000,000 New York, NY GO........................................       2.50        7/6/01     1,000,000
 1,230,000 New York, NY GO........................................       2.45        7/6/01     1,230,000
 3,465,000 New York, NY GO PR.....................................       7.75       8/15/01     3,536,729
 2,500,000 New York State Dormitory Authority VR..................       2.60        7/6/01     2,500,000
 1,000,000 New York State Dormitory Authority VR..................       2.45        7/6/01     1,000,000
 5,105,000 New York State Energy Research and Development Corp. VR       3.15       3/15/02     5,105,000
 1,500,000 New York State Environmental Facilities Corp. CP.......       2.50       9/10/01     1,500,000
 1,000,000 New York State Housing Finance Agency VR...............       2.40        7/6/01     1,000,000
 2,900,000 New York State Housing Finance Agency VR...............       2.50        7/6/01     2,900,000
   750,000 New York State Local Government Assistance Corp. PR....       6.87        4/1/02       787,105
 4,000,000 New York State Triboro Bridge and Tunnel Authority.....       5.00       1/17/02     4,038,816
 1,000,000 New York State Urban Development Corp. PR..............       7.37        1/1/02     1,040,710
   315,000 Niagara County, NY Industrial Development Agency VR....       3.10        7/6/01       315,000
 1,000,000 Niagara County, NY Industrial Development Agency VR....       2.70        7/6/01     1,000,000
   400,000 Niagara County, NY Industrial Development Agency VR....       2.60        7/6/01       400,000
 3,600,000 Oneida County, NY Industrial Development Agency VR.....       3.10        7/6/01     3,600,000


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers New York Municipal Money Market Fund

--------------------------------------------------------------------------------

                                                                    Yield to
   Face                                                         Maturity on Date Maturity
  Amount                         Security                         of Purchase+     Date       Value

--------------------------------------------------------------------------------------------------------
New York -- 100.0% (continued)
$5,500,000 Onondaga County, NY Industrial Development Agency VR       2.65%       7/6/01  $   5,500,000
 6,000,000 Ontario County, NY Industrial Development Agency VR.       3.20       6/30/01      6,000,000
 2,530,000 Otsego County, NY Industrial Development Agency VR..       2.60        7/6/01      2,530,000
 2,100,000 Port Authority, NY and NJ CP........................       3.05       7/12/01      2,100,000
   700,000 Rockland County, NY Industrial Development Agency VR       3.10        7/6/01        700,000
 4,030,000 Suffolk County, NY Industrial Development Agency VR.       3.10        7/6/01      4,030,000
 3,800,000 Syracuse, NY Industrial Development Agency VR.......       3.00        7/6/01      3,800,000
 4,235,000 Ulster County, NY Industrial Development Agency VR..       2.55        7/6/01      4,235,000
   655,000 Wyoming County, NY Industrial Development Agency VR.       3.10        7/6/01        655,000
 4,550,000 Wyoming County, NY Industrial Development Agency VR.       3.10        7/6/01      4,550,000
                                                                                          -------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $115,776,920*).............................                            $115,776,920
                                                                                          =============

--------
+Yield to maturity on date of purchase, except in the case of Variable Rate
 Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.
*Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   CP  -- Commercial Paper.
   GO  -- Government Obligation.
   PR  -- Pre-Refunded.
   PUT -- Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Cash Management Fund

--------------------------------------------------------------------------------

                                                                 Yield to
   Face                                                      Maturity on Date Maturity
  Amount                       Security                        of Purchase+     Date      Value

---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 34.4%
Auto and Transportation -- 5.7%
$1,000,000 American Honda Motor Co..........................       3.65%       8/17/01 $   995,336
 1,000,000 PPG Industries Inc...............................       3.80        7/11/01     999,050
                                                                                       -----------
                                                                                         1,994,386
                                                                                       -----------
Electric -- 5.8%
 1,000,000 General Electric Co..............................       3.75        7/19/01     998,229
 1,000,000 Sharp Electric Corp..............................       3.95         7/3/01     999,890
                                                                                       -----------
                                                                                         1,998,119
                                                                                       -----------
Financial Service -- 11.4 %
 1,000,000 Commerzbank AG...................................       3.58        9/25/01     991,547
 1,000,000 Ford Motor Credit Co.............................       3.58       12/14/01     983,592
 1,000,000 International Lease Finance Corp.................       3.65        7/25/01     997,669
 1,000,000 Paccar Financial Service Ltd.....................       3.61        9/18/01     992,178
                                                                                       -----------
                                                                                         3,964,986
                                                                                       -----------
Food -- 5.7%
 1,000,000 Coca Cola Co.....................................       3.73        7/12/01     998,964
 1,000,000 Hershey Foods Corp...............................       3.65        7/27/01     997,465
                                                                                       -----------
                                                                                         1,996,429
                                                                                       -----------
Oil and Drilling -- 2.9%
 1,000,000 BOC Group Inc....................................       4.15         7/2/01   1,000,000
                                                                                       -----------
Retail -- 2.9%
 1,000,000 NIKE, Inc........................................       3.67        8/10/01     996,024
                                                                                       -----------
           TOTAL COMMERCIAL PAPER
           (Cost -- $11,949,944)............................                            11,949,944
                                                                                       -----------
FLOATING RATE NOTES -- 46.8%
California -- 9.5%
 1,100,000 California PCR Arco Environment VR...............       3.93         7/6/01   1,100,000
 1,000,000 Pasadena, CA VR..................................       3.90         7/6/01   1,000,000
 1,200,000 Sacramento County, California VR.................       3.95         7/6/01   1,200,000
                                                                                       -----------
                                                                                         3,300,000
                                                                                       -----------
District of Columbia -- 2.1%
   725,000 District of Columbia University VR...............       3.90         7/6/01     725,000
                                                                                       -----------
Florida -- 2.8%
   185,000 Baptist Health Systems VR MBIA...................       4.00         7/6/01     185,000
   795,000 Dade County, Florida Expressway Authority VR FGIC       3.90         7/6/01     795,000
                                                                                       -----------
                                                                                           980,000
                                                                                       -----------
Illinois -- 2.6%
   900,000 Illinois Student Assistance Commission VR........       3.87         7/6/01     900,000
                                                                                       -----------
Indiana -- 3.5%
 1,200,000 Indiana State Development Finance Authority VR...       3.87         7/6/01   1,200,000
                                                                                       -----------
Kentucky -- 2.9%
 1,000,000 Lexington Fayette, Kentucky VR...................       3.93         7/6/01   1,000,000
                                                                                       -----------


                      See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)


Salomon Brothers Cash Management Fund

--------------------------------------------------------------------------------

                                                                                     Yield to
  Face                                                                           Maturity on Date Maturity
 Amount                                  Security                                  of Purchase+     Date      Value

------------------------------------------------------------------------------------------------------------------------
Maryland -- 2.2%
 $765,000 Maryland Stadium Authority VR.........................................       3.87%       7/6/01  $    765,000
                                                                                                           ------------
Massachusetts -- 1.1%
  400,000 Massachusetts Development Finance Authority VR........................       3.95        7/6/01       400,000
                                                                                                           ------------
New Jersey -- 0.5%
  195,000 New Jersey Economic Development Authority VR..........................       4.07        7/6/01       195,000
                                                                                                           ------------
New York -- 3.6%
1,045,000 Clinton County, NY Industrial Development Agency VR...................       3.85        7/6/01     1,045,000
  200,000 New York State Housing Finance Agency Talleyrand VR...................       3.90        7/6/01       200,000
                                                                                                           ------------
                                                                                                              1,245,000
                                                                                                           ------------
North Carolina -- 1.1%
  400,000 Community Health Systems VR...........................................       4.20        7/6/01       400,000
                                                                                                           ------------
Pennsylvania -- 3.8%
  385,000 Moon, Pennsylvania Industrial Development Authority VR................       3.88        7/6/01       385,000
  925,000 Pennsylvania Economic Development Authority VR........................       4.20        7/6/01       925,000
                                                                                                           ------------
                                                                                                              1,310,000
                                                                                                           ------------
Texas -- 4.3%
1,500,000 Gulf Coast Texas Solid Waste Disposal VR..............................       3.90        7/6/01     1,500,000
                                                                                                           ------------
Miscellaneous -- 6.8%
1,400,000 Assisted Living Concepts, Inc. VR.....................................       3.96        7/6/01     1,400,000
  950,000 FE LLC VR.............................................................       3.87        7/6/01       950,000
                                                                                                           ------------
                                                                                                              2,350,000
                                                                                                           ------------
          TOTAL FLOATING RATE NOTES
          (Cost -- $16,270,000).................................................                             16,270,000
                                                                                                           ------------
REPURCHASE AGREEMENT -- 18.8%
6,526,000 J.P. Morgan Securities, 3.85% due 7/2/01; Proceeds at
           maturity -- $6,528,094; (Fully collateralized by U.S. Treasury Bonds,
           8.000% due 11/15/21; Market value -- $6,658,463)
           (Cost -- $6,526,000).................................................                              6,526,000
                                                                                                           ------------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $34,745,944*)................................................                            $34,745,944
                                                                                                           ============

--------
+Yield to maturity on date of purchase, except in the case of Variable Rate
 Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, maturity date shown is the date of next interest rate change.
*Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviationsused in this schedule:
  --------------------
 FGIC -- Insured as to principal and interest by the Financial Guaranty
         Insurance Corporation.
 MBIA -- Insured as to principal and interest by the Municipal Bond Investors
         Assurance Corporation.



                      See Notes to Financial Statements.

          Statements of Assets and Liabilities
          June 30, 2001 (unaudited)



                                                            New York
                                                           Municipal       Cash
                                                          Money Market  Management
                                                              Fund         Fund

-------------------------------------------------------------------------------------
ASSETS:
  Investments, at amortized cost......................... $115,776,920  $34,745,944
  Cash...................................................       67,075          697
  Interest receivable....................................      432,189       87,859
  Receivable from manager................................           --       12,168
                                                          ------------  -----------
  Total Assets...........................................  116,276,184   34,846,668
                                                          ------------  -----------
LIABILITIES:
  Payable for securities purchased.......................    1,029,213           --
  Dividends payable......................................      280,257       81,318
  Management fees payable................................       21,296           --
  Administration fees payable............................        5,348           --
  Accrued expenses.......................................       89,086       42,841
                                                          ------------  -----------
  Total Liabilities......................................    1,425,200      124,159
                                                          ------------  -----------
Total Net Assets......................................... $114,850,984  $34,722,509
                                                          ============  ===========
NET ASSETS:
  Par value of shares of capital stock................... $    115,086  $    34,724
  Capital paid in excess of par value....................  114,814,771   34,688,400
  Accumulated net realized loss on security transactions.      (78,873)        (615)
                                                          ------------  -----------
Total Net Assets......................................... $114,850,984  $34,722,509
                                                          ============  ===========
Shares Outstanding:
Class A..................................................    4,891,751   11,595,492
                                                          ============  ===========
Class B..................................................       29,509   11,417,525
                                                          ============  ===========
Class 2..................................................           --    6,013,226
                                                          ============  ===========
Class O..................................................  110,164,764    5,697,954
                                                          ============  ===========
Net Asset Value:
Class A..................................................        $1.00        $1.00
                                                          ============  ===========
Class B..................................................        $1.00        $1.00
                                                          ============  ===========
Class 2..................................................          N/A        $1.00
                                                          ============  ===========
Class O..................................................        $1.00        $1.00
                                                          ============  ===========

                      See Notes to Financial Statements.

          Statements of Operations
          For the Six Months Ended June 30, 2001 (unaudited)



                                                                                       New York
                                                                                      Municipal      Cash
                                                                                     Money Market Management
                                                                                         Fund        Fund

-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..........................................................................  $2,241,965   $830,853
                                                                                      ----------   --------
EXPENSES:
  Management fees (Note 2)..........................................................     136,099     33,240
  Administration fees (Note 2)......................................................      34,025      8,310
  Shareholder and system servicing fees.............................................      30,915     43,862
  Audit and legal...................................................................      12,966     14,195
  Custody...........................................................................       3,640      3,104
  Registration fees.................................................................       1,480     23,247
  Directors' fees...................................................................       1,456        732
  Shareholder communications........................................................          30      9,092
  Other.............................................................................       6,370      5,998
                                                                                      ----------   --------
  Total Expenses....................................................................     226,981    141,780
  Less: Management and administration fee waiver and expense reimbursement (Note 2).          --    (50,269)
                                                                                      ----------   --------
  Net Expenses......................................................................     226,981     91,511
                                                                                      ----------   --------
Net Investment Income...............................................................   2,014,984    739,342
                                                                                      ----------   --------
Net Realized Gain...................................................................          --      1,920
                                                                                      ----------   --------
Increase in Net Assets From Operations..............................................  $2,014,984   $741,262
                                                                                      ==========   ========


14


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Six Months Ended June 30, 2001 (unaudited)



                                                                    New York
                                                                   Municipal         Cash
                                                                  Money Market    Management
                                                                      Fund           Fund

------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $   2,014,984  $     739,342
  Net realized gain..............................................            --          1,920
                                                                  -------------  -------------
  Increase in Net Assets From Operations.........................     2,014,984        741,262
                                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................    (2,014,990)      (739,342)
                                                                  -------------  -------------
  Decrease in Net Assets From Distributions to Shareholders......    (2,014,990)      (739,342)
                                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares...............................    70,692,988    204,286,389
  Net asset value of shares issued for reinvestment of dividends.     2,014,990        373,672
  Cost of shares reacquired......................................  (100,428,940)  (194,336,544)
                                                                  -------------  -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.   (27,720,962)    10,323,517
                                                                  -------------  -------------
Increase (Decrease) in Net Assets................................   (27,720,968)    10,325,437
NET ASSETS:
  Beginning of period............................................   142,571,952     24,397,072
                                                                  -------------  -------------
  End of period.................................................. $ 114,850,984  $  34,722,509
                                                                  =============  =============



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended December 31, 2000



                                                                    New York
                                                                   Municipal         Cash
                                                                  Money Market    Management
                                                                      Fund           Fund
------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................... $   5,693,443  $   2,223,299
  Net realized gain (loss).......................................           420           (527)
                                                                  -------------  -------------
  Increase in Net Assets From Operations.........................     5,693,863      2,222,772
                                                                  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................    (5,693,443)    (2,223,299)
                                                                  -------------  -------------
  Decrease in Net Assets From Distributions to Shareholders......    (5,693,443)    (2,223,299)
                                                                  -------------  -------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares...............................   122,873,842    245,093,189
  Net asset value of shares issued for reinvestment of dividends.     5,429,249        930,512
  Cost of shares reacquired......................................  (160,533,962)  (273,770,528)
                                                                  -------------  -------------
  Decrease in Net Assets From Fund Share Transactions............   (32,230,871)   (27,746,827)
                                                                  -------------  -------------
Decrease in Net Assets...........................................   (32,230,451)   (27,747,354)
NET ASSETS:
  Beginning of year..............................................   174,802,403     52,144,426
                                                                  -------------  -------------
  End of year.................................................... $ 142,571,952  $  24,397,072
                                                                  =============  =============


16


                      See Notes to Financial Statements.

          Notes to Financial Statements
          (unaudited)


1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Fund"), the Salomon Brothers Investors Value Fund Inc. and the Salomon Brothers Capital Fund Inc.

Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Fund") and Salomon Brothers Cash Management Fund ("Cash Management Fund"), are separate investment portfolios of the Series Fund, an open-end management investment company, incorporated in Maryland on April 17, 1990. The Series Fund consists of these portfolios and ten other separate investment portfolios: Salomon Brothers Asia Growth Fund, Salomon Brothers International Equity Fund, Salomon Brothers Small Cap Growth Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund and Salomon Brothers Institutional Money Market Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually a "Fund") offering Class A, B, 2 and O shares, each with their own expense structure. Each Fund has a specific investment objective:

Fund:                         Objective:
New York Municipal Money Fund To seek a high level of current income exempt from Federal income taxes, New
                              York State and New York City personal income taxes consistent with liquidity and the stability of principal.
Cash Management Fund......... To seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

(a) Investment Valuation. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

(b) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(c) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(e) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Each class currently has the same expense structure.

Notes to Financial Statements
(unaudited) (continued)


(f) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

(g) Other. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

2. Management Fee and Other Agreements

Each Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes the Investment Series with office space and certain services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund is payable monthly and is calculated at an annual rate of 0.20% of each Fund's average daily net assets. For the six months ended June 30, 2001, SBAM waived all of its management fees and administration fees amounting to $33,240 for the Cash Management Fund. In addition, SBAM has agreed to reimburse expenses amounting to $8,719.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM. Each Fund also pays an administration fee which is payable monthly and is calculated at an annual rate of 0.05% of each Fund's average daily net assets. For the six months ended June 30, 2001, SBAM waived all of its administration fees amounting to $8,310 for the Cash Management Fund.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. The Funds are not subject to a front-end sales charge or service and distribution plan fees.

Contingent deferred sales charges of $9,845 and $116 were paid to Salomon Smith Barney Inc., another subsidiary of SSBH, in connection with redemptions of certain Class B and 2 shares, respectively, of the Cash Management Fund for the six months ended June 30, 2001.

3. Portfolio Investment Risks

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest rating categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Notes to Financial Statements
(unaudited) (continued)



4. Tax Information

At December 31, 2000, New York Municipal Money Fund and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

            New York     Cash
 Year of   Municipal  Management
Expiration Money Fund    Fund
---------------------------------
   2001...  $    --     $  409
   2002...   65,321        415
   2004...       --         10
   2005...   13,552         42
   2006...       --        566
   2007...       --        295
            -------     ------
            $78,873     $1,737
            =======     ======

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2000, reclassifications were made to the capital accounts of the New York Municipal Money Market Fund and Cash Management Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $94,358 and $179 was reclassified to paid-in capital for the New York Municipal Money Market Fund and Cash Management Fund, respectively. Net investment income, net realized gains and net assets were not affected by these changes.

5. Capital Stock

At June 30, 2001, the Series Fund had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                                      Six Months Ended               Year Ended
                                       June 30, 2001             December 31, 2000
                                 -------------------------  ---------------------------
                                   Shares        Amount        Shares        Amount
                                 -----------  ------------  ------------  -------------
New York Municipal Money Fund
Class A
  Shares sold...................   2,211,220  $  2,211,220     2,540,555  $   2,540,555
  Shares issued on reinvestment.      81,268        81,268       191,769        191,769
  Shares reacquired.............  (1,821,608)   (1,821,608)   (4,129,795)    (4,129,795)
                                 -----------  ------------  ------------  -------------
  Net Increase (Decrease).......     470,880  $    470,880    (1,397,471) $  (1,397,471)
                                 ===========  ============  ============  =============
Class B
  Shares sold...................      39,663  $     39,663        84,913  $      84,913
  Shares issued on reinvestment.         386           386         2,328          2,328
  Shares reacquired.............     (22,581)      (22,581)     (333,751)      (333,751)
                                 -----------  ------------  ------------  -------------
  Net Increase (Decrease).......      17,468  $     17,468      (246,510) $    (246,510)
                                 ===========  ============  ============  =============
Class 2*
  Shares sold...................          --  $         --         7,800  $       7,800
  Shares issued on reinvestment.           4             4           230            230
  Shares reacquired.............      (1,077)       (1,077)      (39,957)       (39,957)
                                 -----------  ------------  ------------  -------------
  Net Decrease..................      (1,073) $     (1,073)      (31,927) $     (31,927)
                                 ===========  ============  ============  =============
Class O
  Shares sold...................  68,442,105  $ 68,442,105   120,240,574  $ 120,240,574
  Shares issued on reinvestment.   1,933,332     1,933,332     5,234,922      5,234,922
  Shares reacquired............. (98,583,674)  (98,583,674) (156,030,459)  (156,030,459)
                                 -----------  ------------  ------------  -------------
  Net Decrease.................. (28,208,237) $(28,208,237)  (30,554,963) $ (30,554,963)
                                 ===========  ============  ============  =============

* As of January 9, 2001, Class 2 shares were fully redeemed.

Notes to Financial Statements
(unaudited) (continued)


                                       Six Months Ended                Year Ended
                                        June 30, 2001              December 31, 2000
                                 ---------------------------  ---------------------------
                                    Shares        Amount         Shares        Amount
                                 ------------  -------------  ------------  -------------
Cash Management Fund
Class A
  Shares sold...................  151,571,145  $ 151,571,145   184,103,444  $ 184,103,444
  Shares issued on reinvestment.      163,276        163,276       435,334        435,334
  Shares reacquired............. (145,761,467)  (145,761,467) (199,619,209)  (199,619,209)
                                 ------------  -------------  ------------  -------------
  Net Increase (Decrease).......    5,972,954  $   5,972,954   (15,080,431) $ (15,080,431)
                                 ============  =============  ============  =============
Class B
  Shares sold...................   10,875,361  $  10,875,361    11,623,117  $  11,623,117
  Shares issued on reinvestment.       99,333         99,333       233,871        233,871
  Shares reacquired.............  (10,637,597)   (10,637,597)  (21,253,574)   (21,253,574)
                                 ------------  -------------  ------------  -------------
  Net Increase (Decrease).......      337,097  $     337,097    (9,396,586) $  (9,396,586)
                                 ============  =============  ============  =============
Class 2
  Shares sold...................   16,717,838  $  16,717,838    14,188,450  $  14,188,450
  Shares issued on reinvestment.       54,627         54,627        98,985         98,985
  Shares reacquired.............  (12,737,711)   (12,737,711)  (14,241,487)   (14,241,487)
                                 ------------  -------------  ------------  -------------
  Net Increase..................    4,034,754  $   4,034,754        45,948  $      45,948
                                 ============  =============  ============  =============
Class O
  Shares sold...................   25,122,045  $  25,122,045    35,178,178  $  35,178,178
  Shares issued on reinvestment.       56,436         56,436       162,322        162,322
  Shares reacquired.............  (25,199,769)   (25,199,769)  (38,656,258)   (38,656,258)
                                 ------------  -------------  ------------  -------------
  Net Decrease..................      (21,288) $     (21,288)   (3,315,758) $  (3,315,758)
                                 ============  =============  ============  =============

          Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

New York Municipal Money Market Fund

--------------------------------------------------------------------------------

                                                                                        Class A Shares
                                                                      ------------------------------------------------
                                                                      2001(1)    2000    1999    1998    1997   1996(2)
                                                                      ------------------------------------------------
Net Asset Value, Beginning of Period................................. $1.000    $1.000  $1.000  $1.000  $1.000  $1.000
                                                                      ------    ------  ------  ------  ------  ------
 Net investment income...............................................  0.015     0.037   0.029   0.031   0.034   0.006
 Dividends from net investment income................................ (0.015)   (0.037) (0.029) (0.031) (0.034) (0.006)
                                                                      ------    ------  ------  ------  ------  ------
Net Asset Value, End of Period....................................... $1.000    $1.000  $1.000  $1.000  $1.000  $1.000
                                                                      ======    ======  ======  ======  ======  ======
Total Return (3).....................................................    1.5%++    3.8%    2.9%    3.2%    3.5%    0.6%++
Net Assets, End of Period (000s)..................................... $4,893    $4,413  $5,810  $5,372  $3,808    $360
Ratios to Average Net Assets:
 Expenses............................................................   0.34%+    0.38%   0.41%   0.41%   0.50%   0.38%+
 Net investment income...............................................   3.00%+    3.68%   2.85%   3.15%   3.39%   3.56%+
Before applicable waiver of management fee, expenses absorbed by SBAM and creditsearned on custodian cash balances, net investment income per share and expense ratioswould have been:
 Net investment income...............................................    N/A       N/A     N/A     N/A     N/A  $0.006
 Expense ratio.......................................................    N/A       N/A     N/A     N/A     N/A    0.39%+

New York Municipal Money Market Fund

--------------------------------------------------------------------------------

                                                                                        Class B Shares
                                                                      ------------------------------------------------
                                                                      2001(1)    2000    1999    1998    1997   1996(2)
                                                                      ------------------------------------------------
Net Asset Value, Beginning of Period................................. $1.000    $1.000  $1.000  $1.000  $1.000  $1.000
                                                                      ------    ------  ------  ------  ------  ------
 Net investment income...............................................  0.015     0.037   0.029   0.031   0.034   0.006
 Dividends from net investment income................................ (0.015)   (0.037) (0.029) (0.031) (0.034) (0.006)
                                                                      ------    ------  ------  ------  ------  ------
Net Asset Value, End of Period....................................... $1.000    $1.000  $1.000  $1.000  $1.000  $1.000
                                                                      ======    ======  ======  ======  ======  ======
Total Return (3).....................................................    1.5%++    3.8%    2.9%    3.2%    3.5%    0.6%++
Net Assets, End of Period (000s).....................................    $29       $12    $258     $25     $25     $25
Ratios to Average Net Assets:
 Expenses............................................................   0.34%+    0.38%   0.42%   0.42%   0.43%   0.40%+
 Net investment income...............................................   3.06%+    3.37%   2.99%   3.21%   3.32%   3.40%+
Before applicable waiver of management fee, expenses absorbed by SBAM and creditsearned on custodian cash balances, net investment income per share and expense ratioswould have been:
 Net investment income...............................................    N/A       N/A     N/A     N/A     N/A  $0.006
 Expense ratio.......................................................    N/A       N/A     N/A     N/A     N/A    0.41%+

--------
(1)For the six months ended June 30, 2001 (unaudited).
(2)For the period from November 1, 1996 (inception date) to December 31, 1996.
(3)Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

New York Municipal Money Market Fund

--------------------------------------------------------------------------------

                                                                                              Class O Shares
                                                                        ----------------------------------------------------------
                                                                        2001(1)     2000      1999      1998      1997      1996
                                                                        ----------------------------------------------------------
Net Asset Value, Beginning of Period.................................   $1.000      $1.000    $1.000    $1.000    $1.000    $1.000
                                                                        ------      ------    ------    ------    ------    ------
 Net investment income...............................................    0.015       0.037     0.029     0.031     0.034     0.032
 Dividends from net investment income................................   (0.015)
                                                                                    (0.037)   (0.029)   (0.031)   (0.034)   (0.032)
                                                                        ------      ------    ------    ------    ------    ------
Net Asset Value, End of Period.......................................   $1.000      $1.000    $1.000    $1.000    $1.000    $1.000
                                                                        ======      ======    ======    ======    ======    ======

Total Return (2).....................................................      1.5%++      3.8%      2.9%      3.2%      3.5%      3.3%
Net Assets, End of Period (000s)..................................... $109,929    $138,146  $168,701  $195,584  $305,419  $273,734
Ratios to Average Net Assets:
 Expenses............................................................     0.34%+      0.38%     0.41%     0.43%     0.47%     0.53%
 Net investment income...............................................     2.98%+      3.69%     2.85%     3.14%     3.39%     3.25%
Before applicable waiver of management fee, expenses absorbed by SBAM andcredits earned on custodian cash balances, net investment income per share andexpense ratios would have been:
 Net investment income...............................................      N/A         N/A       N/A       N/A       N/A    $0.032
 Expense ratio.......................................................      N/A         N/A       N/A       N/A       N/A      0.53%

--------
(1) For the six months ended June 30, 2001 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Cash Management Fund

--------------------------------------------------------------------------------

                                                                                                     Class A Shares
                                                                                     -----------------------------------------------
                                                                                     2001(1)  2000    1999    1998    1997    1996
                                                                                     -----------------------------------------------
Net Asset Value, Beginning of Period..........................................       $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                                                                     ------  ------  ------  ------  ------  ------
 Net investment income........................................................        0.022   0.058   0.047   0.050   0.051   0.050
 Dividends from net investment income.........................................       (0.022) (0.058) (0.047) (0.050) (0.051) (0.050)
                                                                                     ------  ------  ------  ------  ------  ------
Net Asset Value, End of Period................................................       $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                                                                     ======  ======  ======  ======  ======  ======

Total Return (2)..............................................................     2.3%++    6.0%     4.8%     5.2%     5.2%    5.1%
Net Assets, End of Period (000s).............................................. $11,608    $5,622  $20,702  $26,793  $18,246  $8,175
Ratios to Average Net Assets:
 Expenses.....................................................................    0.55%+    0.55%    0.53%    0.55%    0.55%   0.55%
 Net investment income........................................................    4.53%+    5.87%    4.65%    5.02%    5.11%   4.95%
Before applicable waiver of management fee, expenses absorbed by SBAM andcredits earned on custodian cash balances, net investment income per share andexpense ratios would have been:
 Net investment income........................................................ $(0.021)   $0.060      N/A   $0.049   $0.049  $0.047
 Expense ratio................................................................    0.86%     0.71%     N/A     0.67%    0.70%   0.82%

Cash Management Fund

--------------------------------------------------------------------------------

                                                                                                     Class B Shares
                                                                                     -----------------------------------------------
                                                                                     2001(1)  2000    1999    1998    1997    1996
                                                                                     -----------------------------------------------
Net Asset Value, Beginning of Period..........................................       $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                                                                     ------  ------  ------  ------  ------  ------
 Net investment income........................................................        0.022   0.058   0.047   0.050   0.051   0.050
 Dividends from net investment income.........................................       (0.022) (0.058) (0.047) (0.050) (0.051) (0.050)
                                                                                     ------  ------  ------  ------  ------  ------
Net Asset Value, End of Period................................................       $1.000  $1.000  $1.000  $1.000  $1.000  $1.000
                                                                                     ======  ======  ======  ======  ======  ======

Total Return (2)..............................................................     2.3%++     6.0%     4.8%     5.2%    5.2%    5.1%
Net Assets, End of Period (000s).............................................. $11,400    $11,079  $20,476  $17,374  $4,151  $3,920
Ratios to Average Net Assets:
  Expenses....................................................................    0.55%+     0.55%    0.53%    0.55%   0.55%   0.55%
  Net investment income.......................................................    4.50%+     5.79%    4.72%    4.95%   5.10%   4.95%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income....................................................... $(0.021)    $0.060      N/A   $0.049  $0.049  $0.047
  Expense ratio...............................................................    0.87%      0.71%     N/A     0.67%   0.70%   0.82%

--------
(1) For the six months ended June 30, 2001 (unaudited).
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Financial Highlights
(continued)


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Cash Management Fund

--------------------------------------------------------------------------------

                                                                                                  Class 2 Shares
                                                                               ----------------------------------------------------
                                                                               2001(1)     2000    1999    1998(2)  1997    1996
                                                                               ----------------------------------------------------
Net Asset Value, Beginning of Period.......................................... $1.000    $1.000   $1.000  $1.000  $1.000   $1.000
                                                                               ------    ------  -------  ------  ------   -------
 Net investment income........................................................  0.022     0.058    0.047   0.050   0.051    0.050
 Dividends from net investment income......................................... (0.022)   (0.058)  (0.047) (0.050) (0.051)  (0.050)
                                                                               ------    ------   ------  ------  ------   ------
Net Asset Value, End of Period................................................ $1.000    $1.000   $1.000  $1.000  $1.000   $1.000
                                                                               ======    ======   ======  ======  ======   ======
Total Return (3)..............................................................    2.3%++    6.0%     4.8%    5.2%    5.2%     5.1%
Net Assets, End of Period (000s).............................................. $6,015    $1,978   $1,932  $2,741  $1,806     $435
Ratios to Average Net Assets:
 Expenses.....................................................................   0.55%+    0.55%    0.53%   0.55%   0.55%    0.55%
 Net investment income........................................................   4.37%+    5.90%    4.67%   4.98%   5.16%    4.95%
Before applicable waiver of management fee, expenses absorbed by SBAM andcredits earned on custodian cash balances, net investment income per share andexpense ratios would have been:
 Net investment income........................................................ $0.020    $0.060      N/A  $0.049  $0.049   $0.047
 Expense ratio................................................................   0.86%     0.72%     N/A    0.67%   0.70%    0.82%

Cash Management Fund

--------------------------------------------------------------------------------

                                                                                                   Class O Shares
                                                                                  ------------------------------------------------
                                                                                  2001(1)  2000    1999    1998    1997    1996
                                                                                  ------------------------------------------------
Net Asset Value, Beginning of Period..........................................    $1.000  $1.000  $1.000  $1.000  $1.000   $1.000
                                                                                  ------  ------  ------  ------  ------   ------
  Net investment income.......................................................     0.022   0.058   0.047   0.050   0.051    0.050
  Dividends from net investment income........................................    (0.022) (0.058) (0.047) (0.050) (0.051)  (0.050)
------------------------------------                                              ------  ------  ------  ------  ------  -------
Net Asset Value, End of Period................................................    $1.000  $1.000  $1.000  $1.000  $1.000   $1.000
                                                                                  ======  ======  ======  ======  ======  =======

Total Return (3)..............................................................    2.3%++    6.0%    4.8%    5.2%     5.2%     5.1%
Net Assets, End of Period (000s).............................................. $5,700    $5,718  $9,034  $8,066  $19,872  $14,225
Ratios to Average Net Assets:
  Expenses....................................................................   0.55%+    0.55%   0.53%   0.55%    0.55%    0.55%
  Net investment income.......................................................   4.54%+    5.82%   4.67%   5.08%    5.10%    4.95%
Before applicable waiver of management fee, expenses absorbed by SBAM and credits earned on custodian cash balances, net investment income per share and expense ratios would have been:
  Net investment income....................................................... $0.021    $0.060     N/A  $0.049   $0.049   $0.047
  Expense ratio...............................................................   0.87%     0.71%    N/A    0.67%    0.70%    0.82%

--------
(1) For the six months ended June 30, 2001 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Salomon Brothers Investment Series

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    PFPC Trust Company
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    53 State Street
    Boston, Massachusetts 02109-2873

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Inc.
CAROL L. COLMAN
    Consultant, Colman Consulting
DANIEL P. CRONIN
    Associate General Counsel,
    Pfizer International Inc.
HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    Smith Barney Fund Management LLC and Travelers
    Investment Adviser, Inc.
Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President
    and Treasurer
ROBERT E. AMODEO
    Executive Vice President
JAMES E. CRAIGE
    Executive Vice President
THOMAS K. FLANAGAN
    Executive Vice President
ROGER LAVAN
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
MAUREEN O'CALLAGHAN
    Vice President
DAVID J. SCOTT
    Executive Vice President
BETH A. SEMMEL
    Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
CHARLES K. BARDES
    Vice President
THOMAS A. CROAK
    Vice President
NANCY A. NOYES
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

              SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048
SBSMMSEMI 6/01

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

Dear Shareholders:
We are pleased to present the semi-annual report for the Salomon Brothers Institutional Money Market Fund ('Fund') for the period ended June 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategies. We hope you find this report to be useful and informative.

MARKET REVIEW & PERFORMANCE

The Fund returned 2.53% net of fees for the six months ended June 30, 2001, outperforming the Lipper, Inc. peer group(1) of 227 institutional money market funds, which returned 2.46% over the same period. As of June 30, 2001, the Fund's 7-day yield was 3.94%. The Fund's 7-day effective yield(2) was 4.02%.

Please note that an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Money market yields dropped sharply during the first half of 2001, as the U.S. Federal Reserve Board ('Fed') responded to unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy by aggressively lowering short-term interest rates.

Data released during the period reflected a marked deceleration in economic activity, most notably in the manufacturing sector, where the National Association of Purchasing Managers' Factory Index dropped to its lowest level in nearly a decade. Consumer confidence also weakened as the equity markets remained under pressure. As the second quarter drew to a close, the labor markets were showing broad-based weakness, while overseas economies were slowing significantly. The Fed addressed these factors by lowering the federal funds rate(3) on six separate occasions to 3.75%, for a total reduction of 275 basis points.(4)

During the period, the three-month LIBOR(5) fell by 253 basis points, to 3.84%. Three-month Treasury bill yields fell by 224 basis points, to 3.65%. Ten-year Treasury note yields increased by 30 basis points, to 5.41% as investors began to anticipate an economic recovery in late 2001/early 2002.

---------
1 Lipper is an independent mutual fund-tracking organization. The calculation of the Fund's Lipper peer group average includes the reinvestment of all capital gains and dividends and excludes the effect of sales charges.

2 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the effect of the assumed reinvestment.

3 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

4 A basis point is 0.01% or one one-hundredth of a percent.

5 The London Interbank Offered Rate ('LIBOR') is the rate at which prime banks offer to make Eurodollar deposits available to other prime banks for a given maturity, which can range from overnight to five years.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

In order to lock in attractive yields, we maintained a much smaller cash position and purchased securities further out the money market curve to protect against reinvestment risk in the event of additional rate reductions by the Fed. A significant percentage of the Fund's holdings were in variable rate notes, which offered attractive yields versus other money market alternatives. Although we believe that the Fed is close to the completion of this easing cycle, we do not foresee a return to a higher rate environment anytime soon. Therefore, we will continue to maintain this position.

INVESTMENT STRATEGY AND OUTLOOK

The strategy is to continue to invest the Fund's assets in securities that are among the highest quality available to money market portfolios. The Fund holds positions in short-term, variable rate demand notes in order to garner incremental yield. As of June 30, 2001, the Fund's holdings consisted of 62.7% in variable rate demand notes, 25.4% in commercial paper, 3.0% in certificates of deposit, and 8.9% in Treasuries and high-quality asset-backed issues. The Fund maintained a 20-day average maturity at the end of the period.

Looking forward, the Fed's 25 basis point rate cut in the last week of June represented a notable departure from its five preceding 50 basis point cuts, possibly signalling the tail end of the easing cycle. Some recent encouraging economic signs supporting this view include positive housing and auto sector statistics, continued strength in consumer spending, and growth in the U.S. money supply.

As desirable as the case for an economic rebound is, however, it remains speculative. Forecasts of corporate earnings continue to edge lower, unemployment claims are creeping higher, consumer confidence is on the decline and core capital goods orders(6) appear to be falling at a 25% annual rate, suggesting that the slowing pace of business investment will remain a significant drag on the economy for the second half of 2001. In our view, the Fed will most likely continue to lower rates, albeit at a slower pace. We expect to see two more rate reductions in the second half of 2001.

Thank you for your investment in the Salomon Brothers Institutional Money Market Fund. We look forward to serving you in the years ahead.

Sincerely,

Heath B. McLendon
Chairman
July 12, 2001

The information provided in this commentary represents the opinion of the manager(s) and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 3 through 5 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

---------
6 Includes non-defense goods, net of aircraft and parts.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------
Schedule of Investments (unaudited)
June 30, 2001

                                                                         YIELD TO
                                                                        MATURITY ON
   FACE                                                                   DATE OF     MATURITY
  AMOUNT                             SECURITY                            PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.6%
FINANCIAL SERVICES -- 4.6%

$4,511,288   Merrill Lynch & Co.......................................      6.68%     11/27/01   $ 4,511,288
                                                                                                 -----------
             TOTAL ASSET-BACKED SECURITIES (Cost  --  $4,511,288).....                             4,511,288
                                                                                                 -----------
CERTIFICATES OF DEPOSIT  --  3.0%
BANKING AND FINANCIAL SERVICES  --  3.0%
 3,000,000   Commerzbank AG...........................................      3.58      9/25/01      2,974,642
                                                                                                 -----------
             TOTAL CERTIFICATES OF DEPOSIT (Cost  --  $2,974,642).....                             2,974,642
                                                                                                 -----------
COMMERCIAL PAPER  --  25.4%
AUTO AND TRANSPORTATION  --  3.1%
 3,000,000   PPG Industries...........................................      3.90      7/12/01      2,996,750
                                                                                                 -----------
ENERGY  --  3.0%
 3,000,000   General Electric Co......................................      3.67      9/27/01      2,973,393
                                                                                                 -----------
FINANCIAL SERVICES  --  3.0%
 3,000,000   International Lease Finance..............................      3.60      9/12/01      2,978,400
                                                                                                 -----------
RETAIL  --  13.2%
 4,000,000   Guardian Industries......................................      4.15       7/2/01      4,000,000
 3,000,000   May Department Stores....................................      3.94      7/20/01      2,994,090
 3,000,000   Nike.....................................................      3.63      8/10/01      2,988,203
 3,000,000   Target Corp..............................................      3.89      7/31/01      2,996,433
                                                                                                 -----------
                                                                                                  12,978,726
                                                                                                 -----------
TELECOMMUNICATION  --  3.1%
 3,000,000   Verizon Network..........................................      3.96      7/10/01      2,997,360
                                                                                                 -----------
             TOTAL COMMERCIAL PAPER (Cost  --  $24,924,629)...........                            24,924,629
                                                                                                 -----------
FLOATING RATE NOTES  --  62.7%
CALIFORNIA  --  7.4%
 2,625,000   California PCR Arco Environment VR.......................      3.93       7/6/01      2,625,000
 4,600,000   Sacramento County, California VR.........................      3.95       7/6/01      4,600,000
                                                                                                 -----------
                                                                                                   7,225,000
                                                                                                 -----------
FLORIDA  --  7.5%
 3,895,000   Baptist Health Systems VR MBIA...........................      4.00       7/6/01      3,895,000
 3,515,000   Dade County, Florida Expressway Authority VR FGIC........      3.90       7/6/01      3,515,000
                                                                                                 -----------
                                                                                                   7,410,000
                                                                                                 -----------

                                              SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 3

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------
Schedule of Investments (unaudited) (continued)
June 30, 2001

                                                                         YIELD TO
                                                                        MATURITY ON
  FACE                                                                    DATE OF     MATURITY
 AMOUNT                                   SECURITY                       PURCHASE*      DATE        VALUE
------------------------------------------------------------------------------------------------------------
ILLINOIS -- 11.8%

$2,825,000   Barton Healthcare VR.....................................      3.85%      7/6/01    $ 2,825,000
 4,000,000   Illinois Student Assistant Commission VR.................      3.87       7/6/01      4,000,000
 4,745,000   North Kite Rubloff VR....................................      3.90       7/6/01      4,745,000
                                                                                                 -----------
                                                                                                  11,570,000
                                                                                                 -----------
INDIANA  --  4.5%
 4,400,000   Indiana State Finance Authority VR.......................      3.87       7/6/01      4,400,000
                                                                                                 -----------
KENTUCKY  --  1.4%
 1,400,000   Lexington-Fayette, Kentucky Urban County Airport VR......      3.93       7/6/01      1,400,000
                                                                                                 -----------
MINNESOTA  --  1.1%
 1,100,000   Fairview Hospital & Healthcare VR........................      3.85       7/6/01      1,100,000
                                                                                                 -----------
NEW YORK  --  19.4%
 4,405,000   Clinton County, New York Industrial Development Agency
              VR......................................................      3.85       7/6/01      4,405,000
 5,100,000   New York City, New York Housing Development Corp. VR.....      3.90       7/6/01      5,100,000
 5,500,000   New York State HFA Talleyrand VR.........................      3.93       7/6/01      5,500,000
 2,000,000   New York State HFA Talleyrand VR.........................      4.00       7/6/01      2,000,000
 2,100,000   New York State, Housing Finance Agency VR................      3.87       7/6/01      2,100,000
                                                                                                 -----------
                                                                                                  19,105,000
                                                                                                 -----------
NORTH CAROLINA  --  1.0%
   965,000   Community Health Systems VR..............................      4.20       7/6/01        965,000
                                                                                                 -----------
PENNSYLVANIA  --  2.7%
 1,045,000   Moon, Pennsylvania Industrial Development Authority VR...      3.88       7/6/01      1,045,000
 1,600,000   Union County, Pennsylvania Hospital Authority VR.........      4.20       7/6/01      1,600,000
                                                                                                 -----------
                                                                                                   2,645,000
                                                                                                 -----------
SOUTH CAROLINA  --  1.1%
 1,100,000   Edgefield County, South Carolina Industrial Development
              Agency VR...............................................      3.85       7/6/01      1,100,000
                                                                                                 -----------
TEXAS  --  3.6%
 3,000,000   Gulf Coast, Texas VR.....................................      3.90       7/6/01      3,000,000
   500,000   Texas State VR...........................................      3.90       7/6/01        500,000
                                                                                                 -----------
                                                                                                   3,500,000
                                                                                                 -----------
MISCELLANEOUS  --  1.2%
   230,000   Assisted Living Concepts VR..............................      3.96       7/6/01        230,000
   950,000   FE LLC VR................................................      3.87       7/6/01        950,000
                                                                                                 -----------
                                                                                                   1,180,000
                                                                                                 -----------
             TOTAL FLOATING RATE NOTES (Cost  --  $61,600,000)........                            61,600,000
                                                                                                 -----------

                              SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 4

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------
Schedule of Investments (unaudited) (continued)
June 30, 2001

   FACE
  AMOUNT                             SECURITY                                                      VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%

$4,249,000   J.P. Morgan Securities Inc., 3.850% due 7/2/01; Proceeds at
              maturity  --  $4,250,363; (Fully collateralized by U.S. Treasury
              Notes, 8.750% due 11/15/08; Market value  --  $4,377,738)
              (Cost  --  $4,249,000)..........................................................   $ 4,249,000
                                                                                                 -----------

             TOTAL INVESTMENTS  --  100% (Cost  -- $98,259,559**).............................   $98,259,559
                                                                                                 -----------
                                                                                                 -----------

---------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes ('VR'), whose yields are determined on the date of last interest change. For Variable Rate Demand Notes, maturity date shown is the date of the next interest rate change.

** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   FGIC--Insured as to principal and interest by the Financial Guaranty Insurance Corporation.

   HFA--Housing Finance Administration.

   MBIA--Insured as to principal and interest by the MBIA Insurance
   Corporation.

   PCR--Pollution Control Revenue.

   VR--Variable rate note.

                                              SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 5

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------
Statement of Assets and Liabilities (unaudited)
June 30, 2001

ASSETS:
   Investments, at amortized cost...........................  $98,259,559
   Interest receivable......................................      143,606
                                                              -----------
   TOTAL ASSETS.............................................   98,403,165
                                                              -----------
LIABILITIES:
   Dividends payable........................................      329,700
   Payable to bank..........................................       67,674
   Management fee payable...................................        4,139
   Administration fee payable...............................        4,122
   Accrued expenses.........................................       35,711
                                                              -----------
   TOTAL LIABILITIES........................................      441,346
                                                              -----------
TOTAL NET ASSETS............................................  $97,961,819
                                                              -----------
                                                              -----------
NET ASSETS:
   Par value of capital shares..............................  $    97,964
   Capital paid in excess of par value......................   97,865,552
   Undistributed net investment income......................          881
   Accumulated net realized loss from security
    transactions............................................       (2,578)
                                                              -----------
TOTAL NET ASSETS (equivalent to $1.00 per share on
   97,963,516 shares of $0.001 par value
   capital stock outstanding)...............................  $97,961,819
                                                              -----------
                                                              -----------

--------------------------------------
Statement of Operations (unaudited)
For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
   Interest.................................................  $ 2,755,439
                                                              -----------
EXPENSES:
   Management fee (Note 2)..................................      105,099
   Administration fee (Note 2)..............................       26,275
   Registration and filing fees.............................       12,690
   Audit and legal..........................................        9,105
   Shareholders communications..............................        6,908
   Shareholder and system servicing fees....................        5,034
   Custody..................................................        4,144
   Directors' fees..........................................        3,495
   Other....................................................        4,547
                                                              -----------
   TOTAL EXPENSES...........................................      177,297
   Less: Management fee waiver (Note 2).....................      (82,687)
                                                              -----------
   NET EXPENSES.............................................       94,610
                                                              -----------
NET INVESTMENT INCOME.......................................    2,660,829
NET REALIZED LOSS FROM SECURITY TRANSACTIONS................         (251)
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 2,660,578
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
-----------------------------------------------------
Statements of Changes in Net Assets

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                 2001          2000
---------------------------------------------------------------------------------------

OPERATIONS:

   Net investment income....................................  $ 2,660,829   $ 7,400,121
   Net realized loss........................................         (251)         (293)
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM OPERATIONS...................    2,660,578     7,399,828
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (2,660,829)   (7,400,121)
                                                              -----------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................   (2,660,829)   (7,400,121)
                                                              -----------   -----------
FUND SHARE TRANSACTIONS (NOTE 3):
   Net proceeds from sales of shares........................   65,210,597    65,405,241
   Net asset value of shares issued for reinvestment of
    dividends...............................................    2,258,397     5,431,694
   Cost of shares reacquired................................  (67,372,040)  (92,202,501)
                                                              -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................       96,954   (21,365,566)
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS...........................       96,703   (21,365,859)
NET ASSETS:
   Beginning of period......................................   97,865,116   119,230,975
                                                              -----------   -----------
   END OF PERIOD............................................  $97,961,819   $97,865,116
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
----------------------------------------------
Notes to Financial Statements (unaudited)

Note 1. Organization and Significant Accounting Policies

Salomon Brothers Series Funds Inc ('Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of eleven portfolios, including the Salomon Brothers Institutional Money Market Fund ('Fund'). Only information with respect to the Fund is included in this report. The other portfolios of the Company are reported in separate shareholder reports. The Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include recognition of any unrealized gains or losses.

(b) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

(c) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) EXPENSES. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period in which the expense was incurred.

(e) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

----------------------------------------------
Notes to Financial Statements (unaudited) (continued)

Note 2. Management Fee and Other Agreements

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. The management fee to SBAM is based on an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to 0.18% of the Fund's average daily net assets. For the six months ended June 30, 2001, SBAM voluntarily waived a portion of its management fees amounting to $82,687.

Smith Barney Fund Management LLC ('SBFM'), formerly known as SSB Citi Fund Management LLC, an affiliate of SBAM, acts as administrator for the Fund. The administration fee to SBFM is based on an annual rate of 0.05% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

The Fund has an agreement with CFBDS, Inc. to distribute its shares.

Note 3. Capital Stock

At June 30, 2001, the Company had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

Note 4. Portfolio Activity

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or, if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

At December 31, 2000, the Fund had $2,327 of net capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                                                              2005    2006    2008
                                                              ----    ----    ----
Capital loss carryforward...................................  $286   $1,748   $293

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
----------------------------------
Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                               2001(1)      2000       1999       1998       1997     1996(2)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                               --------   --------   --------   --------   --------   --------
Net investment income........................     0.025      0.063      0.051      0.054      0.055      0.050
Dividends from net investment income.........    (0.025)    (0.063)    (0.051)    (0.054)    (0.055)    (0.050)
                                               --------   --------   --------   --------   --------   --------
Net asset value, end of period...............   $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                               --------   --------   --------   --------   --------   --------
                                               --------   --------   --------   --------   --------   --------
Net assets, end of period (thousands)........   $97,962    $97,865   $119,231   $138,941   $133,012   $159,651
Total return.................................      2.5%'DD'     6.5%     5.2%       5.6%       5.6%       5.1%

Ratios to average net assets:
   Expenses(3)...............................     0.18%'D'    0.18%     0.17%      0.18%      0.18%      0.20%
   Net investment income.....................     5.11%'D'    6.27%     5.04%      5.45%      5.48%      5.29%
Before waiver of management and
 administration fees and expenses absorbed by
 Salomon Brothers Asset Management Inc, as
 applicable, net investment income per share
 and expense ratio would have been:
   Net investment income per share...........  $  0.025   $  0.061   $  0.048   $  0.053   $  0.052   $  0.048
   Expense ratio.............................     0.34%'D'    0.34%     0.37%      0.37%      0.41%      0.46%

---------

(1)  For the six months ended June 30, 2001 (unaudited).
(2)  The Fund changed its name and objective on April 29, 1996.
(3) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation which went into effect in 1997.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

Directors
--------

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated

CAROL L. COLMAN
    Consultant, Colman Consulting

DANIEL P. CRONIN
    Vice President -- General Counsel,
    Pfizer International Inc.

HEATH B. MCLENDON
    Chairman and President,
    Managing Director, Salomon Smith Barney Inc.; President and Director, Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc.

Officers
--------

HEATH B. MCLENDON
    Chairman and President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

PETER J. WILBY
    Executive Vice President

NANCY A. NOYES
    Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND

Salomon Brothers Institutional Money Market Fund
----------------------------------------

    7 World Trade Center
    New York, New York 10048
    1-800-347-6028

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

DISTRIBUTOR
    CFBDS, Inc.
    21 Milk Street
    Boston, Massachusetts 02109-5408

CUSTODIAN
    PFPC Trust Company
    800 Tinicum Blvd.
    Third Floor, Suite 200
    Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
    PFPC Global Fund Services
    P.O. Box 9764
    Providence, Rhode Island 02940-9699

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

The Salomon Brothers Institutional Investment Series*
----------------------------------------

Salomon Brothers Institutional
High Yield Bond Fund

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities, commonly known as 'junk bonds', that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services. High Yield bonds generally entail increased credit and market risks, including a loss of your principal investment.

Salomon Brothers Institutional
Emerging Markets Debt Fund

The Emerging Market Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries. Securities of foreign companies and governments, including emerging markets, involve risks beyond those of domestic investments.

--------------------------------------------------------------------------------
* For more complete information about Salomon Brothers Institutional Investment Series, you may obtain a Prospectus by calling 1-800-725-6666. Please read the prospectus carefully before you invest or send money.

  This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Money Market Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Brothers
------------------------
Institutional
Money Market Fund


Semi-Annual Report

JUNE 30, 2001


-------------------------------------------
          Salomon Brothers Asset Management
          ---------------------------------------------



PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

                      FIRST-CLASS
                     U.S. POSTAGE
                         PAID
                   NORTH READING, MA
                      PERMIT NO.
                         105



                          STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................  'D'
The double dagger symbol shall be expressed as..............  'DD'